UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Fushi Copperweld, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(b)(1) (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $41,970

	(2)	Form, Schedule or Registration Statement No.: Schedule 14A

	(3)	Filing Party: Fushi Copperweld, Inc.

	(4)	Date Filed: August 13, 2012

October 19, 2012

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders, which we refer to as the special meeting, of Fushi Copperweld, Inc., which we refer to as the Company or Fushi, to be held on December 11, 2012, at 9:00 a.m. (local time). The meeting will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154.

On June 28, 2012, the Company entered into an agreement and plan of merger, which we refer to as the merger agreement, with (1) Green Dynasty Holdings Limited, or Holdco, a Cayman Islands entity currently wholly owned by Mr. Li Fu, the Company’s Chairman and Co-Chief Executive Officer, (2) Green Dynasty Limited, or Parent, a Cayman Islands exempted company wholly owned by Holdco, and (3) Green Dynasty Acquisition, Inc., or Merger Sub, a Nevada corporation wholly owned by Parent. Pursuant to the merger agreement, Merger Sub will merge with and into the Company, and the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent. At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement.

If the merger contemplated by the merger agreement is completed, you will be entitled to receive $9.50 in cash, without interest, for each share of our common stock, par value $0.006 per share (which we refer to as “our common stock” or “Company common stock”), that you own. Shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Merger Sub, or any wholly owned subsidiary of the Company immediately prior to the effective time of the merger will be cancelled without consideration. Shares of our common stock beneficially owned by Mr. Fu and his affiliates and affiliates of Abax Global Capital, which we refer to as Abax, will be cancelled for no consideration, because these parties are contributing their shares to Parent in exchange for ownership interests in Holdco, as part of what we refer to as the rollover transactions. In this proxy statement, we refer collectively to Parent, Merger Sub, Holdco, Mr. Fu, Wise Sun Investments Limited, Ms. Xin Liu, Ms. Yuyan Zhang, Abax, Abax Global Capital (Hong Kong) Limited, Abax Arhat Fund, Abax Upland Fund LLC, Abax Claremont Ltd., Abax Global Opportunities Fund, Abax Lotus Ltd., AGC Asia 6 Ltd., AGC China Ltd. and Mr. Xiang Dong Yang as the buyer group.

If the merger is completed, the Company will continue its operations as a privately held company beneficially owned by the buyer group. As promptly as practicable following the effective time of the merger, the Company’s shares will no longer be listed on the NASDAQ Global Select Market.

Our board of directors has adopted, approved, and declared advisable the execution of the merger agreement, directed it be submitted to stockholders, and recommends that they approve it. Our board of directors made its determination after careful consideration of factors more fully described in this proxy statement, including the unanimous recommendation of an independent special committee of the board of directors, which we refer to as the Special Committee, that was formed to consider the merger agreement, the transactions contemplated by the merger agreement, and other strategic alternatives. Our board of directors recommends that you vote “FOR” the proposal to approve the merger agreement, “FOR” the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, and “FOR” the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

Your vote is very important. The merger cannot be completed unless the Company obtains with respect to the proposal to approve the merger agreement (i) the affirmative vote of holders of at least a majority of the combined voting power of the outstanding shares of our common stock, and (ii) the affirmative vote of holders of at least 60% of the combined voting power of the outstanding shares of our common stock not beneficially owned by the buyer group or any affiliate of any buyer group member. For purposes of the merger agreement, affiliates of the buyer group include any person that the Special Committee reasonably believes has reached an agreement or understanding with the buyer group to receive, in connection with the consummation of the merger, some benefit or value other than, and in addition to, the merger consideration to be received for such person’s shares. In this proxy statement, we refer to both approval requirements together as the “stockholder approval.” Please note that failing to vote has the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Whether or not you plan to attend the special meeting, please complete, date, sign, and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. In order to be counted at the special meeting, your proxy card or electronic vote must be received by the deadline set forth in the proxy card or voting instruction form. Each stockholder is entitled to one vote for each share held as of the close of business on October 12, 2012.

If your shares of our common stock are held in “street name” by your bank, broker, or other nominee, your bank, broker, or other nominee will be unable to vote your shares of our common stock without instructions from you. You should instruct your bank, broker, or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, broker, or other nominee. The failure to instruct your bank, broker, or other nominee to vote your shares of our common stock “FOR” the proposal to approve the merger agreement will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

This proxy statement provides a detailed description of the merger agreement and the proposed merger. In addition, it contains important information regarding the special meeting. A copy of the merger agreement is attached as Annex A. We urge you to read carefully this entire proxy statement, its annexes, and all of the documents incorporated into this proxy statement by reference, including the merger agreement. You may also obtain additional information about the Company from documents we have filed with the United States Securities and Exchange Commission, which we refer to as the SEC, which are available for free without charge at the SEC’s website www.sec.gov.

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS COMPLETED, YOU WILL RECEIVE INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

If you have any questions or need assistance voting your shares, please call MacKenzie Partners, Inc., or MacKenzie, our proxy solicitor, collect at +1 (212) 929-5500 or toll-free at +1 (800) 322-2885 in the United States.

Thank you in advance for your cooperation and continued support.

Sincerely,

Jack Perkowski	Li Fu

Chairman of the Special Committee	Chairman of the Board

This proxy statement is dated October 19, 2012, and is first being mailed to the stockholders on or about October 19, 2012.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS LETTER OR IN THE ACCOMPANYING NOTICE OF THE SPECIAL MEETING OR PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, P.R. China 100027

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2012

Notice is hereby given that a special meeting of the stockholders of Fushi Copperweld, Inc. (which we refer to as the Company or Fushi), will be held on December 11, 2012, at 9:00 a.m. (local time) at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 for the following purposes:

1.         To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of June 28, 2012, as it may be amended from time to time, among the Company, Green Dynasty Holdings Limited, or Holdco, a Cayman Islands entity currently wholly owned by Mr. Li Fu, the Company’s Chairman and Co-Chief Executive Officer, Green Dynasty Limited, or Parent, a Cayman Islands exempted company wholly owned by Holdco, and Green Dynasty Acquisition, Inc., or Merger Sub, a Nevada corporation wholly owned by Parent, pursuant to which Merger Sub will merge with and into the Company, and the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement.

2.         To consider and vote on a proposal to approve the following non-binding resolution:

“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section titled “Special Factors—Compensation in Connection with the Merger,” and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”

Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires that the Company provide its stockholders with the opportunity to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, as disclosed in the accompanying proxy statement.  In accordance with Section 14A of the Exchange Act, our stockholders are being asked to approve the foregoing non-binding resolution at the special meeting.

3.         To consider and vote on a proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including, without limitation, to solicit additional proxies, if there are insufficient votes at the time of the special meeting, to adopt the proposal to approve the merger agreement.

Any other business that may properly come before the special meeting, or at any adjournment or postponement of the special meeting, by or at the direction of the board of directors of the Company, will also be transacted at the special meeting.

The merger agreement must be approved by the holders of (i) at least a majority of the combined voting power of the outstanding shares of our common stock, and (ii) at least 60% of the combined voting power of the outstanding shares of our common stock not beneficially owned by the buyer group, which is comprised of Parent, Merger Sub, Holdco, Mr. Fu, Wise Sun Investments Limited, Ms. Xin Liu, Ms. Yuyan Zhang, Abax, Abax Global Capital (Hong Kong) Limited, Abax Arhat Fund, Abax Upland Fund LLC, Abax Claremont Ltd., Abax Global Opportunities Fund, Abax Lotus Ltd., AGC Asia 6 Ltd., AGC China Ltd. and Mr. Xiang Dong Yang, or by any affiliate of any buyer group member. For purposes of the merger agreement, affiliates of the buyer group include any person that the Special Committee reasonably believes has reached an agreement or understanding with the buyer group to receive, in connection with the consummation of the merger, some benefit or value other than, and in addition to, the merger consideration to be received for such person’s shares.

The proposal to approve the compensation that may be received by the Company’s named executive officers in connection with the merger will be approved if a majority of the votes cast on such proposal in person or by proxy vote “FOR” the proposal (assuming the presence of a quorum at the special meeting). Approval of this proposal is not a condition to the completion of the merger, and the vote with respect to this proposal is advisory only. Because the vote is advisory in nature, it will not be binding on either the Company or Parent regardless of whether or not the merger agreement is approved.

Approval of a proposal to adjourn the special meeting requires an affirmative vote of a majority of the votes cast with respect to the proposal.

Only stockholders of record as of the close of business (U.S. Eastern time) on October 12, 2012, the record date for the special meeting, are entitled to notice of and to vote at the special meeting and any adjournments or postponements of the special meeting. Stockholders do not have statutory appraisal or dissenter’s rights with respect to the merger and the merger agreement.

Please read the attached proxy statement carefully.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, “FOR” THE PROPOSAL TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION THAT MAY BE PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER, AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING IN ORDER TO TAKE SUCH ACTIONS AS OUR BOARD OF DIRECTORS DETERMINES ARE NECESSARY OR APPROPRIATE, INCLUDING TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO ADOPT THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

It is important that your shares are represented and voted, whether or not you plan to attend the special meeting in person. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy as promptly as possible. In order to be counted at the special meeting, your proxy card or electronic vote must be received by the deadline set forth in the proxy card or voting instruction form. You also may use the means of electronic communication set forth under the caption “The Special Meeting—Voting Procedures,” beginning on page 73 to vote by proxy. Your vote is very important to us regardless of the number of shares of our common stock you own. If you are a stockholder of record, voting in person at the meeting will revoke any proxy previously submitted. If your shares of our common stock are held in “street name” by your bank, broker, or other nominee, your bank, broker, or other nominee will be unable to vote your shares of our common stock without instructions from you. You should instruct your bank, broker, or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, broker, or other nominee. Submitting a proxy by mailing the enclosed proxy card in a timely manner will ensure your shares are represented at the special meeting. Please review the instructions in the accompanying proxy statement and the enclosed proxy card or the information forwarded by your bank, broker, or other nominee regarding the voting of your shares.

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS COMPLETED, YOU WILL RECEIVE INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

If you have any questions or need assistance voting your shares, please call MacKenzie Partners, Inc., our proxy solicitor, collect at +1 (212) 929-5500 or toll-free in the U.S. at +1 (800) 322-2885.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Li Fu
Li Fu
Co-Chief Executive Officer and Chairman of the Board

October 19, 2012

SUMMARY TERM SHEET	1
Parties Involved in the Merger	1
Structure and Effects of the Merger	2
Merger Consideration	2
Date, Time, and Place of the Special Meeting	2
Purpose of the Special Meeting	2
Recommendation of the Special Committee and Board of Directors	3
Record Date	3
Quorum	3
Voting Procedures	3
Revocation of Proxies	4
Vote Required	4
Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated	4
Position of the Buyer Group Regarding the Fairness of the Merger	5
Financing of the Merger	5
Limited Guarantee	5
Interests of Certain Persons in the Merger	5
Acquisition Proposals	6
Conditions to the Merger	6
Termination of the Merger Agreement	6
Termination Fees	8
Remedies; Specific Performance	8
Dissenter’s Rights	8
Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders	8
Regulatory Approvals	9
Delisting and Deregistration of the Company Common Stock	9
Litigation Relating to the Merger	9

SPECIAL FACTORS	10
Merger Consideration	10
Background of the Merger	10
Recommendation of the Special Committee and Board of Directors and Their Reasons for the Merger	21
Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated	25
Management’s Projected Financial Information	30
Purposes and Reasons of the Buyer Group for the Merger	39
Position of the Buyer Group Regarding the Fairness of the Merger	39
Nature of Business Conducted	42
Plans for the Company after the Merger	43
Financing of the Merger	43
Limited Guarantee	46
Voting Agreement	46
Closing and Effective Time of the Merger	46
Payment of Merger Consideration and Surrender of Stock Certificates	47
Interests of Certain Persons in the Merger	47
Compensation in Connection with the Merger	51
Estimated Fees and Expenses	52
Certain Material PRC Tax Consequences of the Merger for U.S. Holders	53
Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders	54
Regulatory Approvals and Notices	56
Delisting and Deregistration of the Company’s Common Stock	56
Provisions for Unaffiliated Stockholders	56
Litigation Related to the Merger	57

i

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING	59

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	66

PARTIES INVOLVED IN THE MERGER	67
The Company	67
Parent, Merger Sub and Holdco	67
Mr. Li Fu and Certain of his Affiliates	67
Abax and Certain of its Affiliates	68

THE SPECIAL MEETING	70
General Information	70
Date, Time, and Place of the Special Meeting	70
Purpose of the Special Meeting	70
Record Date; Voting	70
Quorum	71
Recommendation of the Special Committee	71
Recommendation of the Company’s Board of Directors	71
Attendance	71
Vote Required	72
Abstentions and Broker Non-Votes	72
Stock Ownership and Interests of Certain Persons	73
Voting Procedures	73
Other Business	74
Revocation of Proxies	74
Adjournments and Postponements	75
Anticipated Date of Completion of the Merger	75
Rights of Dissenting Stockholders	75
Solicitation of Proxies	75
Availability of Documents Incorporated by Reference	75
Questions and Additional Information	75

THE MERGER AGREEMENT	76
Explanatory Note Regarding the Merger Agreement	76
Effects of the Merger; Directors and Officers; Articles of Incorporation; Bylaws	76
Closing and Effective Time of the Merger	77
Treatment of Company Common Stock, Stock Options, and Restricted Shares	77
Exchange and Payment Procedures	78
Financing Covenant; Company Cooperation	79
Representations and Warranties	80
Conduct of Our Business Pending the Merger	83
Acquisition Proposals	85
Stockholders Meeting	87
Further Action; Efforts	87
Indemnification; Directors’ and Officers’ Insurance	88
Conditions to the Merger	89
Termination	90
Termination Fees	91
Expenses	92
Remedies	93
Access	93
Amendment; Waiver	93

DISSENTER’S RIGHTS	94

ADVISORY VOTE ON COMPENSATION IN CONNECTION WITH THE MERGER	95

ii

Background	95
Vote Required and Board Recommendation	95

IMPORTANT INFORMATION REGARDING THE COMPANY	96
Directors and Executive Officers of the Company	96
Use of Officers, Employees, and Corporate Assets in Connection with the Transaction	98
Historical Selected Financial Data	98
Net Book Value Per Share	99
Transactions in Common Stock	100
Ownership of Common Stock by Certain Beneficial Owners and Directors and Executive Officers	100
Market Price of the Company’s Common Stock and Dividend Information	102
Delisting and Deregistration of the Company’s Common Stock	102

OTHER MATTERS	103
Other Matters for Action at the Special Meeting	103
Future Stockholder Proposals in the Event the Merger is Not Consummated	103
Stockholders Sharing the Same Address	103

WHERE YOU CAN FIND MORE INFORMATION	103

iii

SUMMARY TERM SHEET

The following summary term sheet highlights selected information in this proxy statement and may not contain all the information that may be important to you.  Accordingly, we encourage you to read carefully this entire proxy statement, its annexes, and the documents referred to and incorporated by reference in this proxy statement.  Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic.  You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section titled “Where You Can Find More Information,” beginning on page 103. For purposes of this proxy statement, “Fushi,” the “Company,” “we,” or “us” refers to Fushi Copperweld, Inc.

Parties Involved in the Merger (see page 67)

Fushi Copperweld, Inc., a Nevada corporation, principally through its wholly owned subsidiaries, Fushi International (Dalian) Bimetallic Cable Co. Ltd., located in the People’s Republic of China (PRC), and Copperweld Bimetallics LLC, located in the United States, is a leading manufacturer and innovator of copper-clad bimetallic engineered conductor products for electrical, telecommunications, transportation, utilities and industrial applications. The Company’s common stock is publicly traded on the NASDAQ Global Select Market.

Mr. Li Fu, is the chairman and co-chief executive officer of the Company. In this proxy statement, we refer collectively to Parent, Holdco, Merger Sub, Mr. Fu, Wise Sun Investments Limited (“Wise Sun”), Ms. Xin Liu, Ms. Yuyan Zhang, Abax, Abax Global Capital (Hong Kong) Limited (“Abax (Hong Kong)”), Abax Arhat Fund, Abax Upland Fund LLC, Abax Claremont Ltd., Abax Global Opportunities Fund, Abax Lotus Ltd., AGC Asia 6 Ltd., AGC China Ltd. and Mr. Xiang Dong Yang, as the buyer group. Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. have agreed to contribute their shares, which we refer to as the Rollover Shares, of Company common stock to Parent in exchange for equity in Holdco, as part of what we refer to in this proxy statement as the rollover transactions. These members of the buyer group, sometimes referred to as the Rollover Holders, will remain indirect owners of the surviving company after the merger.

Green Dynasty Holdings Limited, or Holdco, was formed under the laws of the Cayman Islands by Mr. Fu solely for the purpose of owning Parent and arranging the financing of the merger. Mr. Fu is currently the sole beneficial owner of Holdco. Prior to the closing of the merger, each of Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. will receive equity in Holdco in exchange for contributing their Rollover Shares to Parent as part of the rollover transactions, and Mr. Fu, Abax Lotus Ltd. and AGC Asia 6 Ltd. will receive additional equity in Holdco in exchange for their equity contributions pursuant to their respective equity commitments. Holdco has not engaged in any business, except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions.

Green Dynasty Limited, or Parent, was formed under the laws of the Cayman Islands by Mr. Fu solely for the purpose of owning the Company after the merger and arranging the financing for the merger. Parent is a wholly owned subsidiary of Holdco. Parent has not engaged in any business, except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. Upon completion of the merger, the Company, as the surviving company in the merger, will be a direct wholly owned subsidiary of Parent.

Green Dynasty Acquisition, Inc., or Merger Sub, was formed under the laws of the State of Nevada by Parent solely for the purpose of effecting the merger. Merger Sub is a wholly owned subsidiary of Parent. Merger Sub has not engaged in any business, except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger. Upon completion of the merger, Merger Sub will no longer exist. The Company will be the surviving company in the merger and will continue to exist as a direct wholly owned subsidiary of Parent.

1

Abax Global Capital, or Abax, is an investment manager focused on Asian private and public investments, with an emphasis on Greater China. Abax Lotus Ltd. is a special purpose vehicle wholly owned by Abax Global Opportunities Fund, one of the affiliated funds through which Abax manages its investments. Abax Arhat Fund and Abax Upland Fund LLC together hold 100% of Abax Global Opportunities Fund. Abax is the managing shareholder of Abax Arhat Fund and the sole shareholder of Abax (Hong Kong), while Abax Claremont Ltd. is the managing member of Abax Upland Fund LLC. Abax (Hong Kong) is the investment advisor to Abax, and Abax is the investment manager to Abax Arhat Fund, Abax Upland Fund LLC and Abax Global Opportunities Fund. Abax (Hong Kong) is also the investment advisor to AGC China Ltd., and AGC China Ltd. is the investment manager to AGC Asia 6 Ltd.

In this proxy statement, we refer to the Agreement and Plan of Merger, dated as of June 28, 2012, as it may be amended from time to time, among the Company, Holdco, Parent, and Merger Sub, as the merger agreement, and the contemplated merger of Merger Sub with and into the Company as the merger.

Structure and Effects of the Merger (see page 76)

The merger agreement provides that Merger Sub will merge with and into the Company on the terms and subject to the conditions in the merger agreement. After the merger, Merger Sub will no longer exist. The Company will be the surviving corporation and will continue to exist as a wholly owned subsidiary of Parent. Upon completion of the merger, the Company will cease to be a publicly traded company. You will not own any shares of capital stock of the surviving corporation, and you will cease to have any rights in the Company as a stockholder. We have attached the merger agreement to this proxy statement as Annex A. We encourage you to read the entire merger agreement carefully, because it is the legal document that governs the merger.

Merger Consideration  (see page 10)

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time will no longer be outstanding and will be cancelled and cease to exist and will be converted automatically into the right to receive the merger consideration of $9.50 in cash, without interest, which we refer to as the per share merger consideration, other than shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any wholly owned subsidiary of the Company. No merger consideration will be paid for shares owned by members of the buyer group that are contributed to Parent as part of the rollover transactions. For a discussion of the treatment of stock options and restricted shares in the merger, see “The Merger Agreement—Treatment of Company Common Stock, Stock Options and Restricted Shares,” beginning on page 77.

Date, Time, and Place of the Special Meeting  (see page 70)

The special meeting is scheduled to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 on December 11, 2012, at 9:00 a.m. (local time).

Purpose of the Special Meeting  (see page 70)

At the special meeting, you will be asked:

•	to consider and vote on a proposal to approve the merger agreement, pursuant to which Merger Sub will be merged with and into the Company, with the Company as the surviving corporation, as further described in the sections titled “Special Factors,” beginning on page 10, and “The Merger Agreement,” beginning on page 76;

•	to consider and vote on a proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger; and

•	to consider and vote on a proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

2

Any other business that may properly come before the special meeting, or any adjournment or postponement of the special meeting, by or at the direction of the board of directors of the Company, will also be transacted at the special meeting.

A copy of the merger agreement is attached as Annex A to this proxy statement.

Recommendation of the Special Committee and Board of Directors  (see page 21)

After consideration of various factors described in the section titled “Special Factors—Recommendation of the Special Committee and the Board of Directors and Their Reasons for the Merger,” the Special Committee unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable to, and in the best interests of, the unaffiliated stockholders, and (ii) recommended that the board of directors (1) approve and declare advisable the merger agreement and the transactions contemplated thereby, including the merger, (2) direct that the merger agreement be submitted to the Company’s stockholders, and (3) recommend that the unaffiliated stockholders approve the merger agreement.

After carefully considering the unanimous recommendation of the Special Committee, our board of directors, with directors Mr. Fu, Mr. Joseph J. Longever, and Mr. Wenbing Christopher Wang abstaining from voting, (i) adopted the merger agreement and authorized and approved the merger and other transactions contemplated by the merger agreement, (ii) determined that the merger and the merger agreement, including the merger consideration payable pursuant thereto, are fair to and in the interests of the Company and its unaffiliated stockholders and declared advisable the execution of the merger agreement and consummation of the transactions contemplated thereby, including the merger, and (iii) directed that the merger agreement be submitted to stockholders and recommended that they approve the merger agreement.

Our board of directors recommends that you vote “FOR” the proposal to approve the merger agreement, “FOR” the proposal to approve, on a non-binding advisory basis the compensation that may be payable to the Company’s named executive officers in connection with the merger, and “FOR” the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

Record Date  (see page 70)

You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business (U.S. Eastern time) on October 12, 2012, which we have set as the record date for the special meeting and which we refer to as the record date. You may cast one vote for each share of our common stock that you owned as of the record date.

Quorum  (see page 71)

The presence, in person or by proxy, of stockholders holding at least a majority of the shares of our common stock issued, outstanding, and entitled to vote at the special meeting constitutes a quorum for purposes of the special meeting. At the close of business on the record date for the special meeting, there were 38,405,892 shares of our common stock issued and outstanding and entitled to vote. Thus, 19,202,947 shares must be represented by proxy or by stockholders present and entitled to vote at the special meeting to have a quorum.

Voting Procedures  (see page 73)

Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the special meeting.  If your shares of Company common stock are held in “street name” through a bank, broker, or other nominee, you should instruct your bank, broker, or other nominee on how to vote your shares of our common stock using the instructions provided by your bank, broker, or other nominee.  If you fail to submit a proxy or to vote in person at the special meeting, or do not provide your bank, broker, or other nominee with voting instructions, as applicable, your shares of our common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement, and your shares of our common stock will not have an effect on the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, assuming a quorum is present, or on approval of the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

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Revocation of Proxies  (see page 74)

You have the right to revoke a proxy by submitting a new proxy at a later date, by attending the special meeting and voting in person, or by giving written notice of revocation to our Secretary. Attending the special meeting without taking one of the other actions described in the preceding sentence will not in itself revoke your proxy. Please note that, to be effective, your new proxy card, Internet or telephonic voting instructions, or written notice of revocation, must be received by us by the deadline set forth in the proxy card or voting instruction form.

Vote Required  (see page 72)

Approval of the merger agreement by our stockholders requires the affirmative vote of both:

•	the holders of at least a majority of the combined voting power of the outstanding shares of our common stock; and

•	the holders of at least 60% of the combined voting power of the outstanding shares of our common stock not beneficially owned by the buyer group or any affiliate of any buyer group member. For purposes of the merger agreement, affiliates of the buyer group include any person who the Special Committee reasonably believes has reached an agreement or understanding with the buyer group to receive, in connection with the consummation of the merger, some benefit or value other than and in addition to the merger consideration to be received for such person’s shares. At all times until the completion of the special meeting, the Special Committee intends promptly to review any information that may come to the attention of it or its advisors that might indicate the existence of any such agreement or understanding and make a final determination regarding the matter consistent with the terms of the merger agreement. No such additional person has been identified by the Special Committee as of the date of this proxy statement, and the buyer group has indicated that it does not intend to enter into any such agreement or understanding prior to completion of the merger.

As of the record date for the special meeting, members of the buyer group together beneficially owned approximately 29.4% of the Company’s outstanding shares of common stock.  Certain members of the buyer group have entered into a voting agreement in which they agreed to vote all of their shares in favor of approval of the merger agreement at the special meeting.  Please see the section titled “Special Factors—Voting Agreement,” beginning on page 46 for additional information.

The proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger will be approved if a majority of the votes cast on such proposal in person or by proxy vote “FOR” the proposal (assuming the presence of a quorum at the special meeting).  A motion to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement, requires a majority of the votes cast with respect to the proposal.

Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated  (see page 25)

In connection with the merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), financial advisor to the Special Committee, delivered to the Special Committee a written opinion, dated June 26, 2012, as to the fairness, from a financial point of view as of the date of the opinion, of the $9.50 per share consideration to be received in the merger by holders of shares of the Company’s common stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders). The full text of the written opinion of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex G to this document and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to the Special Committee (in its capacity as such) for the benefit and use of the Special Committee in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the merger, and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the merger. BofA Merrill Lynch’s opinion does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed merger or any related matter.

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Position of the Buyer Group Regarding the Fairness of the Merger  (see page 39)

Each member of the buyer group believes that the merger is fair to the unaffiliated stockholders. Their belief is based upon the factors discussed under the caption “Special Factors—Position of the Buyer Group Regarding the Fairness of the Merger,” beginning on page 39.

Financing of the Merger  (see page 43)

The buyer group estimates that the total amount of funds required to consummate the merger and related transactions, including payment of fees and expenses in connection with the merger, will be approximately $260 million. The buyer group expects to fund this amount through a combination of equity financing from Mr. Fu of up to $45 million, equity financing from entities affiliated with Abax of up to $30 million, and debt financing of up to $185 million from China Development Bank Corporation Hong Kong Branch (“CDB”), which we refer to as the CDB Loan. Please see “Special Factors—Financing of the Merger,” beginning on page 43, for additional information.

Limited Guarantee  (see page 46)

On June 28, 2012, Mr. Fu and two affiliates of Abax – Abax Lotus Ltd. and AGC Asia 6 Ltd. – delivered a limited guarantee in which they agreed to guarantee the obligations of Parent and Merger Sub to pay certain fees and reimburse certain expenses, including the $22 million termination fee, which we refer to as the Parent termination fee, that may become payable to the Company by Parent under circumstances set forth in the merger agreement. Please see “Special Factors—Limited Guarantee,” beginning on page 46, and “The Merger Agreement—Termination Fees,” beginning on page 91, for additional information.

Interests of Certain Persons in the Merger  (see page 47)

Aside from their interests as Company stockholders, our directors and executive officers have interests in the merger that are different from those of other stockholders. Among other things, while evaluating and negotiating the merger agreement and the merger, and determining to recommend to our stockholders that the merger agreement be approved, our board of directors was aware of and considered Holdco’s and Parent’s agreement to indemnify the Company’s directors and officers against certain claims and liabilities arising from the actions of our directors and officers taken prior to the effective time of the merger and to provide directors’ and officers’ coverage, for six years following the effective time of the merger. In addition, all stock options and restricted shares held by our directors and executive officers will be cashed out in the merger. Also, certain of our directors or executive officers will remain directors and officers of the surviving corporation following the merger.

You should also be aware that, concurrently with the execution and delivery of the merger agreement, Parent delivered to us a contribution agreement executed by the Rollover Holders, including Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang and Abax Lotus Ltd. These members of the buyer group have agreed, among other things, to contribute the shares of our common stock owned by them to Parent in exchange for newly issued ordinary shares of Holdco. The effect of these transactions will be to allow such members of the buyer group to remain indirect owners of the Company after the merger is completed. Because of their equity ownership of Holdco, each such member of the buyer group will enjoy the benefits from any future earnings and growth of the Company after the merger and will also bear the corresponding risks of any possible decreases in future earnings, growth, or value. Such members of the buyer group may also benefit after the merger from the elimination of expenses associated with public company reporting and compliance requirements and increased flexibility as a private rather than a publicly traded company. Please see the section titled “Special Factors—Interests of Certain Persons in the Merger,” beginning on page 47, for additional information.

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Acquisition Proposals  (see page 85)

At any time from and after the date of the merger agreement and until the effective time of the merger or, if earlier, the termination of the merger agreement, we are not permitted to initiate, solicit, knowingly encourage, or facilitate any inquiry or the making of any acquisition proposals or engage in any negotiations or discussions with any person relating to an acquisition proposal. Notwithstanding these restrictions, under certain circumstances, we may, prior to the time our stockholders approve the merger agreement, respond to a bona fide written acquisition proposal or engage in discussions or negotiations with the person making such an acquisition proposal that did not result from a material breach of the provisions of the merger agreement that govern acquisition proposals. At any time before the merger agreement is approved by our stockholders, we may, under certain circumstances, terminate the merger agreement and enter into an alternative acquisition agreement with respect to a superior proposal, so long as we comply with certain terms of the merger agreement, including paying an $11 million termination fee to Parent. We must notify Parent at least 3 business days prior to effecting a change of recommendation in connection with a superior proposal or terminating the merger agreement in order to enter into an alternative acquisition agreement with respect to a superior proposal. We must then negotiate in good faith with Parent and Merger Sub (to the extent Parent and Merger Sub desire to negotiate) during such period to make adjustments in the terms and conditions of the merger agreement and the financing documents so that the superior proposal ceases to be a superior proposal. Please see the section titled “The Merger Agreement—Acquisition Proposals,” beginning on page 85, for additional information.

Conditions to the Merger  (see page 89)

The obligations of the Company, Parent, and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain conditions, including (i) receipt of the stockholder approval (including approval by holders of at least 60% of the combined voting power of the outstanding shares of our common stock not beneficially owned by the buyer group or any affiliate of any buyer group member, including any person who the Special Committee reasonably believes has reached an agreement or understanding with the buyer group to receive, in connection with the consummation of the merger, some benefit or value other than, and in addition to, the merger consideration to be received for such person’s shares), (ii) the absence of any law (whether temporary, preliminary or permanent) by any court or governmental entity of competent jurisdiction that restrains, enjoins or otherwise prohibits consummation of the merger, (iii) the accuracy of the representations and warranties of the parties, (iv) compliance by the parties with their respective obligations under the merger agreement, and (v) the absence of a material adverse effect on the Company.

Termination of the Merger Agreement  (see page 90)

We, by action of the Special Committee, and Parent may, by mutual written consent, terminate the merger agreement and abandon the merger at any time prior to the effective time of the merger, whether before or after approval of the merger agreement by our stockholders.

The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time of the merger as follows:

•	by either Parent or the Company, if:

o	the merger has not been consummated by June 27, 2013, which we refer to as the termination date;

o	our stockholders meeting has been held and completed, and our stockholders have not approved the merger agreement at such meeting or any adjournment or postponement of such meeting; or

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o	an order permanently restraining, enjoining or otherwise prohibiting consummation of the merger has become final and non-appealable.

•	by the Company, if:

o	at any time prior to the approval of the merger agreement by our stockholders, (i) our board of directors (acting upon the recommendation of the Special Committee) authorizes the Company to enter into an alternative acquisition agreement with respect to a superior proposal, (ii) immediately prior to or substantially concurrently with the termination of the merger agreement, we enter into an alternative acquisition agreement with respect to a superior proposal, and (iii) we pay Parent the termination fee discussed under “The Merger Agreement—Termination Fees,” beginning on page 91;

o	there has been a breach of a representation, warranty, covenant or agreement made by Holdco, Parent, or Merger Sub in the merger agreement, or any such representation and warranty becomes untrue after the date of the merger agreement, which breach or failure to be true would give rise to the failure of the condition to the closing of the merger relating to the accuracy of the representations and warranties of Parent and Merger Sub or compliance by Parent and Merger Sub with their obligations under the merger agreement, and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof is given by the Company to Parent and (ii) the date that is five business days prior to the termination date (provided that we will not have this right to terminate if we are then in material breach of any of our representations, warranties, covenants, or other agreements that would result in the conditions to the obligation of Parent and Merger Sub to consummate the merger to be incapable of being satisfied); or

o	the conditions to the obligations of Holdco, Parent and Merger Sub to close have been and continue to be satisfied (other than those conditions that by their nature cannot be satisfied other than at the closing of the merger), we have irrevocably confirmed by notice to Parent that the conditions to the obligations of the Company have been satisfied or will be waived, and the merger is not consummated within three business days of delivery of such notice.

•	by Parent, if:

o	the board of directors (acting with the affirmative vote of at least one member of the Special Committee or acting on the recommendation of the Special Committee) or the Special Committee (i) makes a change of recommendation or (ii) fails to include in this proxy statement, when mailed, its recommendation with respect to the merger; or

o	there has been a breach of a representation, warranty, covenant, or agreement made by the Company in the merger agreement, or any such representation and warranty becomes untrue after the date of the merger agreement, which breach or failure to be true would give rise to the failure of the condition to closing of the merger relating to the accuracy of the representations and warranties of the Company or compliance by it with its obligations under the merger agreement, and such breach or failure to be true cannot be cured or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof is given by Parent to the Company and (ii) the date that is five business days prior to the termination date (provided that Parent will not have this right to terminate if it is then in material breach of any of its representations, warranties, covenants, or other agreements that would result in the conditions to the obligation of the Company or of either party to consummate the merger to be incapable of being satisfied).

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Termination Fees  (see page 91)

If either we or Parent terminate the merger agreement under certain circumstances described in the section titled “The Merger Agreement—Termination Fees,” beginning on page 91, then:

•	we may be obligated to pay to Parent a termination fee of $11 million; or

•	Parent may be obligated to pay us a Parent termination fee of $22 million. Mr. Fu and certain affiliates of Abax who are party to the limited guarantee have agreed to guarantee the obligation of Parent to pay this Parent termination fee should it become payable.

Remedies; Specific Performance  (see page 93)

Subject to our right to specific performance (described below), our right to terminate the merger agreement and receive the Parent termination fee of $22 million is our sole and exclusive remedy against Parent, Merger Sub, any of the guarantors, and certain related parties for any loss suffered as a result of any breach of any covenant or agreement in the merger agreement or the failure of the merger to be consummated. Subject to Parent’s right to specific performance (described below), Parent’s receipt of the termination fee of $11 million from us is the sole and exclusive remedy of Holdco, Parent, Merger Sub, the guarantors and their respective affiliates against the Company, its subsidiaries and certain of their related parties for any loss suffered as a result of any breach of any covenant or agreement in the merger agreement or the failure of the merger to be consummated.

The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms of the merger agreement in addition to any other remedy to which they are entitled at law or in equity. However, our ability to seek specific performance of Holdco’s, Parent’s and Merger Sub’s obligation to draw down the equity financing for the merger and to cause Holdco, Parent and Merger Sub to effect the closing is subject to the requirements that (i) all the conditions to the obligations of Holdco, Parent and Merger Sub to effect the merger described under “The Merger Agreement—Conditions to the Merger,” beginning on page 89, have been satisfied, other than those conditions that by their nature are to be satisfied at the closing of the merger, (ii) Parent and Merger Sub have failed to complete the closing of the merger by the date they are required to close as described under “The Merger Agreement–Closing and Effective Time of Merger,” beginning on page 77, (iii) the debt financing (or alternative financing) for the merger has been funded or will be funded if the equity financing is funded at the closing of the merger, and (iv) we irrevocably confirm that if such specific performance is granted and the equity and debt financing are funded then we are prepared to close the merger.

Dissenter’s Rights  (see page 94)

You are not entitled to dissenter’s rights or other statutory rights of objection in connection with the merger under Nevada law. Section 92A.390 of the Nevada Revised Statutes, or the NRS, does not provide any right of dissent with respect to a plan of merger under criteria described in that section of the NRS, which the Company satisfies.

Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders  (see page 54)

The receipt of merger consideration in exchange for our common stock will be a taxable transaction to you for U.S. federal income tax purposes, if you are a U.S. holder (as defined below in the section titled “Special Factors—Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders,” beginning on page 54). A U.S. holder who receives cash in exchange for shares of our common stock pursuant to the merger will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the stock surrendered for cash pursuant to the merger. If the shares surrendered are held as capital assets, such gain or loss will be capital gain or loss, and will be long-term capital gain or loss, if the U.S. holder’s holding period for such stock is more than one year at the time of completion of the merger. The payment of cash to a U.S. holder in connection with the merger generally will be subject to information reporting and may be subject to backup withholding, currently at a 28% rate, if the U.S. holder fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding rules and certification requirements. The tax consequences of the merger to you may be complex and will depend upon your particular circumstances. You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you under federal, state, local, and foreign income and other tax laws. Please see the section titled “Special Factors—Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders,” beginning on page 54, for additional information.

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Regulatory Approvals  (see page 56)

None of the parties is aware of any regulatory approvals or filings required for the completion of the merger, other than filing the Articles of the Merger with the Nevada Secretary of State and complying with the SEC proxy filing requirements.

Delisting and Deregistration of the Company Common Stock  (see page 56)

As soon as practicable following the effective time of the merger, Parent will cause our common stock to be delisted from the NASDAQ Global Select Market and deregistered under the Exchange Act.

Litigation Relating to the Merger  (see page 57)

Twelve stockholder class action lawsuits were filed against the Company and/or certain officers and the members of its board of directors in connection with the November 3, 2010 non-binding proposal made by Mr. Fu and Abax (Hong Kong) to acquire all of the outstanding shares of the Company’s common stock not currently owned by Mr. Fu, Abax and their respective affiliates for $11.50 per share in cash (the “November 2010 Proposal”). Nine actions were filed in Nevada state court (Carson City, Clark County, and Washoe County); two actions were filed in Nevada federal district court; and one action was filed in Tennessee state court. All of the actions assert claims against the Company, members of the board and officers for alleged breaches of fiduciary duties in connection with the November 2010 Proposal, as described further below.

On or about November 5, 2010, the Company became aware that the first of the putative stockholder class actions had been filed against the Company and the board of directors in connection with the November 2010 Proposal. Plaintiffs allege, among other things, that the proposed buyout price and the process of evaluating the November 2010 Proposal are unfair and inadequate. Plaintiffs seek, among other relief, to enjoin defendants from consummating the November 2010 Proposal and to direct defendants to exercise their fiduciary duties to negotiate a transaction that is in the best interests of the Company’s stockholders.

To date, the two actions brought in Nevada federal district court have been dismissed. Eight Nevada state court actions have been consolidated into a single action, and one Nevada state court action has been voluntarily dismissed. The motion to dismiss the Tennessee state court action remains pending.

The Company intends to deny these allegations and to vigorously defend itself and its directors. Please see the section titled “Special Factors—Litigation Related to the Merger,” beginning on page 57, for additional information regarding the litigation.

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SPECIAL FACTORS

Merger Consideration

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time will no longer be outstanding and will be cancelled and cease to exist and will be converted automatically into the right to receive the merger consideration of $9.50 in cash, without interest, other than shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any wholly owned subsidiary of the Company. No merger consideration will be paid for shares owned by members of the buyer group that are contributed to Parent as part of the rollover transactions.   For a discussion of the treatment of stock options and restricted shares in the merger, please see the section titled “The Merger Agreement—Treatment of Company Common Stock, Stock Options and Restricted Shares,” beginning on page 77.

Background of the Merger

Events leading to the execution of the definitive merger agreement described in this Background of the Merger occurred in Beijing, Hong Kong and New York. For consistency, the U.S. Eastern time zone is generally used for all dates and times given herein.

Our board of directors and senior management periodically review the Company’s long-term strategic plans with the goal of enhancing stockholder value. As part of this ongoing process, our board of directors and senior management, from time to time, have considered strategic alternatives that may be available to the Company.

Beginning in October 2010, Mr. Fu started to contemplate the possibility of a going private transaction in general terms as one of his personal alternatives relating to his approximately 28.9% interest in the Company's common stock. In October 2010, while no details regarding the transaction or timing were discussed, Abax expressed interest in proceeding with a transaction. Immediately thereafter, Mr. Fu began to actively explore the feasibility of a going-private transaction. In the context of discussions between Mr. Donald Yang, Managing Partner of Abax and Mr. Fu regarding the potential transaction, Mr. Fu engaged Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) as his legal counsel for the possible transaction. Shortly thereafter, Abax, on behalf of Mr. Fu, contacted Deutsche Bank AG (“DB”) regarding the possibility of its acting as financial advisor, and also a source of financing. Discussions continued with DB over the ensuing weeks, and on November 3, 2010, Mr. Fu and Abax engaged DB as the financial advisor to and lead arranger of financing for Mr. Fu and Abax in the transaction.

On November 3, 2010, after taking into consideration the status of the discussions with DB regarding the financing of the transactions, Mr. Fu and Abax delivered to the board of directors a preliminary, non-binding proposal to acquire all of the outstanding shares of the Company’s common stock not owned by Mr. Fu, Abax and their respective affiliates in a going private transaction for $11.50 per share in cash (the “Initial Fu-Abax Proposal”). The Initial Fu-Abax Proposal represented a premium of 26.4% to the Company’s closing price on November 2, 2010 and a premium of 30.8% to the volume-weighted average closing price (“VWAP”) for the prior sixty (60) days.

Also on November 3, 2010, Mr. Fu and Abax entered into a consortium agreement (the “Consortium Agreement”) providing that they would work with each other on an exclusive basis to negotiate and consummate a proposed acquisition of all of the outstanding shares of the Company’s common stock not held by Mr. Fu, Abax and their respective affiliates in a going-private transaction. As of November 3, 2010, Mr. Fu and Abax owned, directly or indirectly, approximately 28.9% and 0.5% of the Company’s common stock, respectively.

The Initial Fu-Abax Proposal indicated that Mr. Fu and Abax intended to finance the acquisition with a combination of debt and equity capital, and indicated that they expected the commitment for the debt financing to be in place when the definitive merger agreement was signed. The proposal was also subject to the completion of due diligence and the negotiation of definitive merger documentation. DB issued a letter to Mr. Fu and Abax, dated November 3, 2010 (the “DB Letter”), stating DB’s preliminary indication of interest to potentially provide debt financing as specified in the DB Letter to finance the acquisition.  In the DB Letter, DB stated that it was highly confident that the arranging of this financing could be done subject to satisfaction of the terms specified therein.

Subsequently, on November 3, 2010, the Company’s board of directors, including Mr. Fu, met, along with members of the Company’s management and representatives of Loeb & Loeb LLP (“Loeb”), the Company’s outside legal counsel. At the meeting, Mr. Fu discussed with the other directors the Initial Fu-Abax Proposal delivered to the board members earlier that day. A representative of Loeb then discussed with the directors the board of directors’ responsibilities and obligations with respect to the Initial Fu-Abax Proposal and an overview of the steps necessary to evaluate the Initial Fu-Abax Proposal, including the need to designate a special committee comprised solely of independent and disinterested directors. Following a discussion, the Company’s board of directors designated the Special Committee, comprised solely of independent and disinterested directors―Jack Perkowski, Feng Bai and Barry Raeburn―to evaluate and respond to the Initial Fu-Abax Proposal. Messrs. Perkowski and Bai remain as members of the Special Committee as of the date of this proxy statement, and Mr. Raeburn’s membership on the Special Committee ended on June 28, 2012, when his term as member of the Company’s board of directors ended at the 2012 annual meeting of stockholders.

Later, on November 3, 2010, the Company issued a press release announcing receipt of the Initial Fu-Abax Proposal and the formation of the Special Committee. The Company's board of directors delegated to the Special Committee the power and authority (1) to consider, evaluate and respond to the Initial Fu-Abax Proposal and any amendments thereto, (2) if deemed advisable by the Special Committee, to negotiate the principal terms of the Initial Fu-Abax Proposal and any amendments thereto relevant to the Company's unaffiliated stockholders, (3) to consider the fairness of the Initial Fu-Abax Proposal and any amendments thereto to the Company's unaffiliated stockholders, and (4) to recommend to the Company's board of directors what action to take with respect to the Initial Fu-Abax Proposal and any amendments thereto. The Company's board of directors further delegated to the Special Committee the power and authority to consider such other strategic alternatives to the Initial Fu-Abax Proposal as the Special Committee deemed appropriate, including any other acquisition proposal that may be submitted to the Company, or that the Company remain independent; in the Special Committee's discretion, to solicit bids for alternatives to the Initial Fu-Abax Proposal; and to consider the fairness to the Company's unaffiliated stockholders of any such alternative and recommend to the Company's board of directors what action to take with respect to any such alternative.

In November 2010, the Special Committee elected Mr. Perkowski chair of the Special Committee. Following interviews of a number of law firms, the Special Committee resolved to engage Gibson, Dunn & Crutcher LLP (“Gibson Dunn”) as its outside legal counsel. The Special Committee also interviewed in November 2010 a number of financial advisors, including BofA Merrill Lynch.

During the months of November and December 2010, representatives of Gibson Dunn, under the direction of the Special Committee, engaged in a number of discussions with counsel to Mr. Fu and Abax regarding whether the Nevada Business Combination Statute, which generally imposed a mandatory three-year waiting period for certain acquisition transactions with interested stockholders, could have any effect on the Initial Fu-Abax proposal. Among other things, legal counsel to the Special Committee, Mr. Fu and Abax discussed the possibility that the execution of the Consortium Agreement could have potentially triggered a mandatory three-year waiting period under the Nevada Business Combination Statute with respect to certain possible acquisition structures involving Abax, and, if so, whether the proposed transaction could be alternatively structured to avoid such a waiting period. During these discussions, representatives of Mr. Fu conveyed to representatives of the Special Committee Mr. Fu’s belief that Abax’s continuing involvement in the transaction would provide the best route to a successful transaction on terms favorable to the unaffiliated stockholders, given Abax’s history as an investor in the Company and its reputation and extensive experience as an investor in China-based companies.

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On January 4, 2011, the Special Committee met, along with representatives of Gibson Dunn, to discuss, among other things, a potential transaction structure proposed by Mr. Fu and Abax. At that meeting, the Special Committee agreed to engage BofA Merrill Lynch as the Special Committee’s independent financial advisor to commence a preliminary financial analysis of the Company and to assist the Special Committee in its review of the Initial Fu-Abax Proposal and other strategic alternatives that could be available to the Company. The Special Committee selected BofA Merrill Lynch to act as its financial advisor in connection with the merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the proposed merger, its reputation in the investment community and its familiarity with the Company.

On January 26, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss, among other things, the conditions under which Mr. Fu, in his capacity as a member of the buyer group, Abax and their advisors and financing sources would be granted access to material non-public information, while the Special Committee reviewed alternative courses of action to maximize value to the Company’s unaffiliated stockholders. Representatives of BofA Merrill Lynch and Gibson Dunn discussed with the Special Committee various procedural safeguards the Special Committee could seek to obtain from Mr. Fu and Abax, including confidentiality and standstill agreements from each of Mr. Fu and Abax, and insisting on the termination of the Consortium Agreement and the exclusivity provision contained therein (which exclusivity provision could potentially deter other third parties from submitting an indication of interest for the Company in light of Mr. Fu’s substantial ownership of Company common stock).

From January 27, 2011 through February 23, 2011, representatives of Gibson Dunn and Skadden negotiated the terms upon which the Special Committee would permit Mr. Fu and Abax to receive the Company’s non-public information and conduct due diligence.

On February 24, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of Gibson Dunn updated the Special Committee regarding discussions that had occurred with Skadden since the last Special Committee meeting and summarized the terms of the confidentiality agreements that had been negotiated. Such terms included (1) an 18 month standstill from each of Mr. Fu and Abax, (2) the immediate termination of the Consortium Agreement (along with the exclusivity provision contained therein), (3) Mr. Fu’s and Abax’s agreement that they would not allow any financing sources to work with them on an exclusive basis, (4) Mr. Fu’s agreement to promptly inform the Special Committee (but not Abax) of any acquisition proposal he were to receive from any third party, (5) Mr. Fu’s covenant to cooperate with all due diligence needs of the Special Committee and its advisors, and (6) a limit on Abax’s investment capped at 9.9% of the common equity of the acquisition vehicle. In light of the foregoing concessions, the Special Committee agreed to Mr. Fu’s and Abax’s request that the Special Committee adopt resolutions permitting the submission of a proposal by Mr. Fu and Abax which would generally exempt, for 18 months, future actions that may be undertaken by Mr. Fu and Abax from the Nevada Business Combination Statute in order to facilitate discussions between Mr. Fu and Abax without the potential of triggering the statutory waiting period. The Special Committee, with the advice of its financial and legal advisors, concluded that the foregoing procedural safeguards would facilitate the Special Committee’s review of strategic alternatives available to the Company, while enabling further development of the proposal submitted by Mr. Fu and Abax.

On February 28, 2011, (i) the Special Committee and the Company entered into confidentiality and standstill agreements with each of Mr. Fu and Abax (the “Confidentiality Agreements”), and (ii) Mr. Fu and Abax entered into an agreement providing for the termination of the Consortium Agreement.

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On March 1, 2011, the Company issued a press release announcing that the Special Committee had retained BofA Merrill Lynch and Gibson Dunn as financial advisor and legal advisor, respectively.

On March 17, 2011, the Company filed a Form 12b-25 with the SEC disclosing that the Company’s 2010 Form 10-K could not be filed within the prescribed time period due to the fact that the Company was unable to finalize its financial results as well as the disclosure requirements of Form 10-K without unreasonable expense or effort.

On March 24, 2011, the Company announced that the audit committee of the board of directors concluded that the Company’s previously issued financial statements for the years ended December 31, 2009, 2008 and 2007, and its unaudited interim financial statements for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 should no longer be relied upon and should be restated, due to two errors in the application of U.S. GAAP regarding (i) the accounting for cross-currency interest swap derivatives and (ii) the acquisitions of Dalian Jinchuan Electric Cable Co., Ltd. and Shanghai Hongtai Industrial Co., Ltd. The Company’s restated financial statements for the relevant periods were subsequently filed with the SEC on April 4, 2011.

On April 4, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of BofA Merrill Lynch discussed with the Special Committee, among other things, the status of the due diligence process being conducted by Mr. Fu and Abax, including the impact that the delay in filing the Company’s Form 10-K had on the overall timing of such process.

On May 5, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of BofA Merrill Lynch discussed with the directors: the status of the due diligence review of the Company by the buyer group and its advisors; their preliminary financial analysis of the Company, based on information that had been provided by Company management; possible alternatives to an acquisition by Mr. Fu and Abax, including staying independent, a recapitalization, an acquisition or joint venture, a sale of the Company to a person other than Mr. Fu and Abax, and a re-listing of the Company’s stock in China; other potential buyers of the Company, including the potential level of interest such parties might have in completing an acquisition of the Company; and the fact that they had not received any inbound inquiries regarding a transaction with the Company since the issuance of the press release announcing the retention of legal and financial advisors by the Special Committee on March 1, 2011.

On May 25, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of BofA Merrill Lynch discussed with the Special Committee the progress of the due diligence review of the Company by Mr. Fu and Abax. Representatives of Gibson Dunn and BofA Merrill Lynch then discussed with the Special Committee the possibility of conducting an active pre-signing market check prior to the submission of a definitive bid by Mr. Fu and Abax, and how such a process could be facilitated at that time by the availability of management forecasts and other due diligence items that had been recently provided by Company management to the Special Committee and its advisors. The Special Committee discussed with its advisors how such pre-signing market check could create a competitive bidding environment and help ensure the Company’s unaffiliated stockholders receive the highest value attainable for their shares in any transaction. Representatives of BofA Merrill Lynch then discussed in detail with the Special Committee potential buyers of the Company, including potential buyers based in the U.S., China, Japan and Europe, noting that the universe of potential buyers was limited due to the Company’s industry and the fact that the Company is headquartered in China. Representatives of BofA Merrill Lynch and Gibson Dunn also discussed with the Special Committee the challenges that would be faced by a Chinese buyer due to regulatory and structuring issues. The Special Committee also discussed with representatives of BofA Merrill Lynch the advisability of contacting private equity firms as part of a pre-signing market check and the likelihood of a financial sponsor submitting a superior offer without the support of Mr. Fu, who would likely not have a financial incentive to support any such competing offer at a higher price, given that, as a member of any private equity buyer group, a competing offer at a higher price would increase the amount Mr. Fu would have to pay in order to take the Company private. Following the discussion, the Special Committee authorized BofA Merrill Lynch to contact the potential strategic buyers that had been discussed with the Special Committee to assess their level of interest in effecting a transaction with the Company.

12

On May 27, 2011, the Special Committee issued a press release announcing that (i) the Special Committee continued to facilitate the due diligence investigation of the Company by Mr. Fu and Abax so that they could be in a position to submit a firm, fully financed offer to the Special Committee, and (ii) the Special Committee, with the assistance of its advisors, was also considering other strategic alternatives, including any other acquisition proposal that may be submitted to the Company or to the Special Committee or remaining an independent public company.

In late May 2011, Mr. Fu and Abax met with representatives of China Development Bank Corporation Hong Kong Branch (“CDB”) to discuss the possibility of CDB providing financing to Mr. Fu for the transaction. No details regarding the terms or timing of the possible transaction were discussed.

On June 10, 2011, representatives of Gibson Dunn sent representatives of Skadden a draft merger agreement.

On June 11, 2011, representatives of TPG Capital, L.P. (“TPG”) sent a letter to the Special Committee expressing an interest in acquiring the Company at a per share price in the range of $8.00 to $9.00 (the “TPG Proposal”). The letter stated that the TPG Proposal was contingent on customary due diligence on the Company and the negotiation of satisfactory definitive agreements. The TPG Proposal noted that TPG anticipated that as it discussed the terms and structure of the acquisition with the Special Committee, it would also need to reach an agreement with Mr. Fu pursuant to which Mr. Fu would agree to support the acquisition. Therefore, TPG requested that the Special Committee authorize Mr. Fu to enter into discussions regarding the acquisition with TPG at the appropriate time in advance of the execution of definitive agreements.

On June 15, 2011, representatives of BofA Merrill Lynch, at the direction of the Special Committee, sent a bid instruction letter to Mr. Fu instructing him to submit a revised, fully-financed offer to purchase the Company’s outstanding stock by June 28, 2011.

On June 19, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Among other things, representatives of BofA Merrill Lynch updated the Special Committee as to the status of discussions with Mr. Fu and Abax, including their due diligence review. Representatives of BofA Merrill Lynch and Gibson Dunn also discussed with the Special Committee (1) the TPG Proposal and (2) the status of the market check being conducted by BofA Merrill Lynch with respect to potential buyers of the Company, noting that as of that time two potential bidders (other than TPG) had executed confidentiality agreements. Following a discussion, the Special Committee authorized (x) the execution of a confidentiality agreement with TPG and (y) for BofA Merrill Lynch to provide TPG with the financial forecasts prepared by the Company’s management and to seek a revised indication of interest from TPG. Finally, in light of the TPG Proposal, the Special Committee also discussed with representatives of BofA Merrill Lynch the advisability of contacting additional private equity firms. The Special Committee concluded that while some private equity firms might be interested in the Company if contacted, such a process was unlikely to lead to value enhancement for the Company’s unaffiliated stockholders given that a private equity firm interested in the Company would most likely seek to partner with Mr. Fu.

On June 27, 2011, the Special Committee received a joint letter from Mr. Fu and Abax, which stated Mr. Fu’s and Abax’s continuing commitment to pursuing the acquisition. The letter also summarized the remaining outstanding due diligence items Mr. Fu and Abax needed in order to submit a revised, fully financed offer to purchase the Company, and noted that they would not be able to submit such a proposal by the June 28, 2011 deadline that had been imposed by the Special Committee.

On June 28, 2011, the Special Committee received a letter from TPG reaffirming its interest in acquiring the Company in an all-cash transaction between $8.00 and $9.00 per share. The proposal was contingent upon the Special Committee authorizing Mr. Fu to enter into discussions regarding the acquisition with TPG. Further, TPG requested that the Special Committee authorize Abax to enter into discussions regarding the acquisition with TPG.

13

On July 10, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Among other things, representatives of BofA Merrill Lynch discussed with the Special Committee the results of the calls they had made to potential buyers of the Company; of the 15 potential buyers contacted, three initially expressed interest in the Company and had executed confidentiality agreements, but, after receiving supplemental information packages, all had decided against submitting proposals to purchase the Company, with the majority indicated that they were not interested in a transaction due to either financial considerations or a lack of strategic fit. The Special Committee then discussed with representatives of BofA Merrill Lynch and Gibson Dunn the timing of a firm, fully financed offer by Mr. Fu and Abax. Representatives of BofA Merrill Lynch and Gibson Dunn also discussed with the Special Committee the request from TPG to meet with Mr. Fu and Abax to discuss a joint proposal to purchase the Company’s outstanding stock and the fact that it would not be appropriate to permit TPG to have such discussions given that the TPG Proposal proposed an $8.00-$9.00 purchase price, which was lower than the $11.50 per share purchase price under discussion with Mr. Fu and Abax. Following such discussion, Joseph Longever, Co-Chief Executive Officer of the Company, and Nathan Anderson, Vice President of the Company, joined the meeting to discuss the status of Mr. Fu’s and Abax’s due diligence process and were instructed by the Special Committee to facilitate the completion of the due diligence review by Mr. Fu and Abax.

On July 14, 2011, Mr. Perkowski, chairman of the Special Committee, met with Mr. Fu, Mr. Wenbing Christopher Wang, the Company’s President, and Mr. Donald Yang, Managing Partner of Abax, to discuss the status of the going private proposal. Among other things, Messrs. Fu and Yang expressed their strong preference to have CDB act as lender in the transaction, and stated their belief that the ability to work with CDB would be likely to positively impact the price that Mr. Fu and Abax could offer to buy out the unaffiliated stockholders due to the likelihood of securing favorable terms from CDB for the financing, based on Abax’s familiarity with the debt markets in Asia, financing terms generally available for transactions of this type and prior experience with CDB. Mr. Yang also indicated that it was important for the CDB process for Abax’s outside consultants, including accountants and industry experts, to complete their diligence reports on the basis of the additional diligence materials that had been requested in the June 27, 2011 letter.

Effective October 1, 2011, the Nevada Business Combination statute was amended such that a 60% vote of the shares owned by the Company’s unaffiliated stockholders would avoid any concern that the Consortium Agreement might otherwise have caused for the transaction under discussion. On August 5, 2011, a representative of Weil Gotshal & Manges LLP (“Weil Gotshal”), counsel to Abax, contacted a representative of Gibson Dunn to indicate that, in light of those anticipated changes to the Nevada Business Combination Statute, Mr. Fu and Abax were requesting an amendment to their confidentiality agreements that would permit Abax to invest in any combination of securities (including any amount of common equity), and not be limited to 9.9% common equity as provided in the agreements in effect.

On August 7, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of BofA Merrill Lynch discussed with the Special Committee the progress of Mr. Fu’s and Abax’s due diligence review. Representatives of BofA Merrill Lynch stated that they were informed by DB that CDB had expressed a continuing interest in financing a bid by Mr. Fu and Abax, but had not yet provided a firm debt financing commitment. Representatives of Gibson Dunn then discussed with the Special Committee the changes to the Nevada Business Combination Statute taking effect October 1, 2011 and how those changes could affect the structure of the potential bid to purchase the Company by Mr. Fu and Abax. Representatives of Gibson Dunn and the Special Committee discussed the advisability of executing an amendment to the Confidentiality Agreements between the Special Committee, the Company and each of Mr. Fu and Abax that would permit submission by Mr. Fu and Abax of a bid that would contemplate an investment by Abax in any combination of securities (including any amount of common equity). Following a discussion, in light of the discussions which had previously occurred with Mr. Fu and Abax, the desirability of completing those discussions in the most favorable terms to the unaffiliated stockholders and Abax’s expressed interest in participating in the transaction by means of investment that could include any amount of common equity, among other things, the Special Committee approved such amendments to the Confidentiality Agreements.

On or about August 24, 2011, DB confirmed that Mr. Fu’s and Abax’s legal due diligence was substantially complete and their third party advisors and consultants had completed their due diligence reports. DB also indicated that CDB had issued a preliminary commitment letter to Abax for the debt financing of the transaction.

14

On September 17, 2011, a representative of Weil Gotshal sent Gibson Dunn revised drafts of the proposed merger agreement previously distributed by Gibson Dunn. Among other things, the revised draft eliminated the proposed go shop period, and reduced the proposed Parent termination fee.

On September 26, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of BofA Merrill Lynch discussed with the Special Committee: the delay in Mr. Fu’s and Abax’s efforts to secure firm debt commitments to finance a bid to purchase the Company and related recent conversations held between BofA Merrill Lynch and DB representatives; DB’s indication that CDB continued to express an interest in financing up to $250 million in debt, but had not yet provided a firm commitment letter; and that based on their recent discussions with DB, assuming CDB provided debt financing of $250 million and Mr. Fu and Abax provided equity financing of $150 million as they had previously indicated, Mr. Fu and Abax would still need to obtain additional financing to consummate an acquisition of the Company. The Special Committee then discussed with representatives of BofA Merrill Lynch and Gibson Dunn other possible potential sources of financing for Mr. Fu and Abax, including mezzanine lenders and other equity financing sources. Following a discussion, the Special Committee authorized BofA Merrill Lynch to contact DB to request that Mr. Fu and Abax disclose in writing the status of their financing and their proposed plan to secure any additional funds necessary to support their offer, including (i) a detailed “Sources and Uses” schedule and (ii) all supporting documentation related to CDB’s debt financing commitment, which BofA Merrill Lynch did following the meeting. Representatives of Gibson Dunn then discussed with the Special Committee the revised draft merger agreement received from the buyer group.

Beginning in October 2011, Mr. Fu, Abax and TPG held preliminary discussions regarding TPG’s participation in the buyer group.

On October 5, 2011, Mr. Fu and Abax jointly sent a letter to the Special Committee in response to the Special Committee’s request for an update of the transaction status. Mr. Fu and Abax confirmed that their advisors were able to finalize their due diligence reports. They also indicated that they had made significant progress in arranging the financing for the transaction. In particular, the letter indicated that CDB had assured Mr. Fu and Abax that it intended to provide financing, but the process had been delayed. The letter also noted that the buyer group could require mezzanine debt but, if required, it should not delay the process. Mr. Fu and Abax committed to continue to work towards submitting a firm offer as expeditiously as possible, targeting November 2011.

On October 17, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Mr. Longever and Mr. Anderson also joined for a portion of the meeting. The Special Committee discussed with representatives of BofA Merrill Lynch and Gibson Dunn the status of Mr. Fu’s and Abax’s attempts to secure financing for an acquisition of the Company and the October 5, 2011 letter from Mr. Fu and Abax. Following the discussion, Mr. Longever and Mr. Anderson joined the meeting and discussed with the Special Committee the effect of the uncertainty surrounding the offer from Mr. Fu and Abax to acquire the Company on the Company’s investors, business and employees.

On October 31, 2011, the Special Committee sent to Mr. Fu and Abax a letter noting the Special Committee’s disappointment at Mr. Fu’s and Abax’s failure to address all of the concerns and documentation that the Special Committee had previously requested. The Special Committee requested that Mr. Fu and Abax deliver a final binding proposal no later than November 17, 2011.

On November 4, 2011, a representative of Gibson Dunn sent a revised draft merger agreement to representatives of Weil Gotshal and Skadden.

On November 15, 2011, Mr. Wang, on behalf of Mr. Fu, met with Mr. Perkowski to update him regarding the status of the buyout proposal. Mr. Wang communicated to Mr. Perkowski Mr. Fu’s and Abax’s intent to lower their offer to $9.00 per share, and the possibility, based on preliminary discussions held among Mr. Fu, Abax and TPG, of adding TPG to the buyer group.

15

Later on November 15, 2011, the Special Committee delivered a letter to Mr. Fu and Abax reminding them of the Special Committee’s instructions not to engage in discussions with other potential co-bidders. The Special Committee also reiterated that in the last year it had been proceeding on the assumption that Mr. Fu and Abax intended to submit a fully financed offer to purchase the Company at a price of no less than $11.50 per share.

On November 17, 2011, Mr. Fu and Abax sent the Special Committee a letter with an expiration date of December 2, 2011, offering to acquire all of the Company’s common stock not owned by Mr. Fu, Abax and their respective affiliates for $9.25 per share in cash (the “November 2011 Fu-Abax Proposal”). This revised proposal represented a premium of 18% to the Company’s closing price on November 16, 2011, the last trading day prior to the submission of the offer, a premium of 42.8% to the VWAP for the prior three months, and a premium of 44.9% to the VWAP for the prior six months. The letter noted that Mr. Fu’s and Abax’s proposal had been revised downwards due to several factors, including the following: (1) the Company had produced weaker than projected earnings in respect of both annual 2010 and first nine months of 2011; (2) the buyer group’s view that the Company faced increasingly challenging macro-economic trends -- including lower global economic growth, weaker commodity (and particularly copper) prices and slower roll-out of 3G networks in China -- which clouded future prospects of the Company’s business operations; (3) the buyer group’s due diligence findings, particularly in relation to the Company’s variable interest entity (VIE) structure (which are commonly used to comply with foreign ownership restrictions in the PRC) in place with respect to a subsidiary holding certain land use rights and the title to an office building and the projected costs of eliminating such structure post-privatization which would provide greater flexibility in the post-closing ownership structure; (4) the general deterioration in the global credit market, driven by the European debt crisis and macro tightening in China credit over the past year, had impacted the ability to raise the amount of debt anticipated by the buyer group’s November 2010 letter, which had a negative effect on their valuation; and (5) a much weakened global equity market and a decline in the Company’s stock price. The letter indicated that Abax had obtained all internal approvals and that due diligence was complete. Mr. Fu and Abax also sent the Special Committee a copy of an unexecuted draft debt commitment letter for $200 million from CDB, the terms of which were not in the Special Committee’s view customary for a going-private transaction of the type being contemplated, and an executed copy of which was delivered on November 21, 2011. In that regard, the draft debt commitment provided by CDB confirmed that CDB had “an interest” in providing financing for the proposed transaction, but it did not include a firm commitment to provide such financing. Attached to the revised proposal was also (1) an executed commitment letter from Abax providing for proceeds from equity investment and mezzanine debt financings in the aggregate amount of $50 million from certain investment funds managed, advised and/or appointed by Abax and (2) draft transaction documents, including a revised merger agreement, limited guarantee and voting agreement.

On November 19, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss the November 2011 Fu-Abax Proposal. Representatives of Gibson Dunn and BofA Merrill Lynch discussed with the Special Committee the high degree of conditionality of the November 2011 Fu-Abax Proposal. Representatives of BofA Merrill Lynch indicated that they were expecting revised management forecasts within the next 48 hours and that BofA Merrill Lynch would perform additional financial analyses with respect to the November 2011 Fu-Abax Proposal after reviewing such forecasts. Representatives of Gibson Dunn then reviewed with the Special Committee certain issues presented by the drafts of the transaction documents submitted by Mr. Fu and Abax with their offer letter, particularly with respect to transaction conditionality.

On November 21, 2011, the Special Committee issued a press release announcing receipt of the November 2011 Fu-Abax Proposal.

On November 23, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Representatives of Gibson Dunn provided the Special Committee with updates regarding the status of discussions with Mr. Fu and Abax. Mr. Longever joined a portion of the meeting to discuss with the Special Committee management’s most recent forecasts, which had been delivered to BofA Merrill Lynch prior to the meeting, including with respect to the amount of cash that was projected on the Company’s balance sheet and management’s proposed use of such cash. The Special Committee instructed Company management to revise its latest forecasts to more accurately reflect the potential upside of several planned growth initiatives that had been developed by management, which management planned to fund out of the Company’s cash balances.

16

On November 30, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Mr. Longever, Mr. Anderson, Craig Studwell, the Company’s Chief Financial Officer and Gary Xue, the Company’s Controller, joined for a portion of the meeting. Representatives of BofA Merrill Lynch discussed in detail with the Special Committee possible strategic alternatives to the proposed transaction with Mr. Fu and Abax (including a potential recapitalization), the feasibility of consummating such alternatives and certain relevant financial considerations. The Special Committee and management discussed in detail the revised forecast of the Company’s future financial performance that had been delivered by management to the Special Committee and BofA Merrill Lynch prior to the meeting.

On December 1, 2011, as instructed by the Special Committee, representatives of BofA Merrill Lynch contacted representatives of DB to discuss the November 2011 Fu-Abax Proposal. Representatives of BofA Merrill Lynch subsequently provided representatives of DB, at their request, with the revised forecast prepared by the Company’s management and arranged for a conference call between representatives of DB and the Company’s management to discuss such forecast. As instructed by the Special Committee, BofA Merrill Lynch requested that Mr. Fu and Abax submit a “best and final” offer following the review of the revised management forecasts.

On December 4, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss the conversation between representatives of BofA Merrill Lynch and DB on December 3, 2011.

On December 7, 2011, Mr. Wang contacted Mr. Perkowski to request permission for Mr. Fu and Abax to engage in discussions with TPG regarding a potential transaction in which TPG or its affiliates would provide mezzanine debt or other financing in connection with the buyout proposal.

On December 8, 2011, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss the conversation between Mr. Perkowski and Mr. Wang on December 7, 2011. At that meeting, the Special Committee determined to grant a limited waiver to allow Mr. Fu, Abax and TPG to engage in discussions regarding an acquisition of the Company until December 31, 2011, in order to facilitate an increase in the per share merger consideration and delivery of a “best and final” offer by year end.

On December 17, 2011, a representative of Gibson Dunn delivered to representatives of Weil Gotshal and Skadden revised drafts of the merger agreement and ancillary documents.

On December 28, 2011, a representative of Weil Gotshal delivered to representatives of Gibson Dunn and BofA Merrill Lynch a letter from Mr. Fu, Abax and TPG offering to acquire all of the Company’s common stock not owned by Mr. Fu, Abax and their respective affiliates for $9.50 per share in cash (the “Fu-Abax-TPG Proposal”), along with revised drafts of the merger agreement, limited guarantee, equity commitment letter to be delivered by Abax, and a commitment letter to be delivered by TPG. The revised offer represented a premium of 26.3% to the closing price of the Company’s common shares on December 27, 2011, a premium of 38.2% to the VWAP for the prior three months, and a premium of 40.1% to the VWAP for the prior six months. The letter noted that the buyer group intended to fund the transaction through a combination of a loan from CDB and the proceeds from an equity investment from certain investment funds managed, advised and/or appointed by Abax and an equity investment and/or mezzanine debt financing from certain investment funds affiliated with TPG. The letter stated that the Fu-Abax-TPG Proposal was conditioned on, among other things (1) execution of a debt facility agreement with CDB and (2) completion of a due diligence review of the Company by TPG. The letter also indicated that while the buyer group had made significant progress with CDB, the nature of the lengthy bank approval process in China was such that it was unable to submit the draft facility agreement for the CDB loan with its proposal. The buyer group stated that it expected to receive a draft of the CDB facility agreement in late January 2012, which it expected would enable it to provide a fully negotiated facility agreement to the Special Committee for its review during the second week of February 2012. The buyer group also asked that the Special Committee extend the period during which Abax, Mr. Fu and TPG could continue to discuss a joint bid until at least February 29, 2012.

17

Later on December 28, 2011, the Special Committee issued a press release announcing its receipt of the Fu-Abax-TPG Proposal.

On January 4, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss the Fu-Abax-TPG Proposal, including the financial terms of the proposal and the terms of the revised merger agreement and other transaction documentation delivered by the buyer group. The Special Committee also reviewed with its advisors potential alternatives to the Fu-Abax-TPG Proposal that the Company could pursue. Such alternatives included a debt financed share repurchase or special dividend. The Special Committee also discussed the potentially significant negative impact on the Company’s stock price of the withdrawal of the buyout proposal, particularly in light of the Company’s recent performance, as well as the effect of the restrictions on distributing cash from China to the United States on the value of the Company’s common stock. At the conclusion of the meeting, the Special Committee determined to further negotiate the buyout proposal with Mr. Fu, Abax and TPG to, among other things, reduce the transaction conditionality and explore the possibility of an increase in the purchase price.

On January 8, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Among other things, BofA Merrill Lynch reported on discussions that had occurred with DB since the last Special Committee meeting during which DB (1) reported that the buyer group was not likely to increase the price it was prepared to offer for the Company, and (2) communicated Abax’s request to meet with Mr. Perkowski to discuss the status of the offer.

On January 9, 2012, Mr. Perkowski had discussions with representatives of the buyer group, during which it was confirmed to him that $9.50 per share was the highest price the buyer group was willing to pay for the Company.

On January 10, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn to discuss Mr. Perkowski’s conversation with representatives of the buyer group. After careful deliberation and consideration, the Special Committee determined to allow the buyer group to finalize its financing commitments with CDB. The Special Committee agreed to allow TPG to begin its due diligence process only after such definitive debt financing commitments were delivered, and if TPG’s participation was deemed appropriate at that time. The Special Committee also agreed to extend the waiver allowing Mr. Fu and Abax to engage in conversations with TPG regarding the buyout proposal. This waiver expired on February 29, 2012.

Between January and April 2012, Mr. Fu and Abax continued to negotiate a definitive debt facility agreement with CDB. On March 30, 2012, April 18, 2012 and April 19, 2012, representatives of Weil Gotshal advised representatives of Gibson Dunn that CDB’s internal approval process was ongoing. The parties and their representatives did not engage in substantive discussions regarding the proposed transaction or the merger agreement during this period, pending CDB’s internal approval of the debt facility agreement.

On April 6, 2012, Mr. Perkowski met with representatives of Abax to discuss the status of the Fu-Abax-TPG Proposal and the CDB debt financing. Representatives of Abax told Mr. Perkowski that they were awaiting final approval of the CDB facility from CDB’s headquarters and asked that the remaining open issues in the merger agreement be resolved while awaiting such approval.

On April 10, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn to discuss (1) Mr. Perkowski’s conversation with representatives of Abax on April 6, 2012, (2) recent discussions between representatives of BofA Merrill Lynch and DB regarding the status of the Fu-Abax-TPG Proposal and (3) recent discussions among legal counsel to the Special Committee, Mr. Fu and Abax regarding open issues in the merger agreement, including the size of the Parent termination fee. The Special Committee determined that Mr. Perkowski would meet with Mr. Fu and representatives of the buyer group to (x) communicate to them that if Mr. Fu and Abax were not able to enter into a merger agreement immediately after CDB approved the credit facility documentation, the Special Committee would be inclined to immediately terminate the sale process and (y) emphasize the need to bring the buyout process to a prompt resolution.

18

On April 13, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn. Mr. Perkowski discussed his recent meeting with Mr. Fu and a representative of Abax. Among other things, the Special Committee discussed with its advisors when TPG should be permitted to begin its due diligence review of the Company.

Between April 13, 2012 and May 9, 2012, representatives of the Special Committee, Mr. Fu and Abax continued to discuss the scope of the proposed TPG due diligence review, as well as the open material terms of the merger agreement.

On May 10, 2012, representatives of Weil Gotshal sent representatives of the Special Committee a letter from Mr. Fu and Abax affirming the offer first made by Mr. Fu, Abax and TPG on December 28, 2011 to acquire all of the Company’s common stock not owned by Mr. Fu, Abax and their respective affiliates for $9.50 per share in cash, which remained subject to (1) execution of a debt facility agreement with CDB; (2) completion of a due diligence review of the Company by TPG and Abax; and (3) negotiation of definitive merger documentation. The $9.50 price per share represented a premium of 39.1% to the Company’s closing price on May 8, 2012, a premium of 37.1% to the VWAP for the prior three months, and a premium of 31.4% to the VWAP for the prior six months.

Later on May 10, 2012, Mr. Perkowski met with Mr. Wang, to discuss the status of the Fu-Abax-TPG Proposal. Mr. Wang informed Mr. Perkowski that Mr. Fu remained committed to completing an acquisition of the Company, even if TPG chose to withdraw from the process.

On May 11, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss the letter from Mr. Fu and Abax received on May 10, 2012, and Mr. Perkowski’s discussion with Mr. Wang on May 10, 2012. The Special Committee also discussed with its advisors the remaining material open points in the merger agreement, including the size of the Parent termination fee. After an extensive discussion, the Special Committee determined that Gibson Dunn would prepare with the assistance of BofA Merrill Lynch a letter to Mr. Fu, Abax and TPG responding to the May 10 letter stating that the Special Committee would be willing to permit TPG to conduct a due diligence review of the Company for a two-week period, which would include significant participation by members of the Company’s management. Such letter was sent on May 18, 2012, along with revised drafts of the merger agreement, limited guarantee, equity commitment letter to be entered into by Abax, and commitment letter to be entered into by TPG.

On May 25, 2012, at which time TPG had not been given access to additional due diligence materials, representatives of TPG delivered to representatives of the Special Committee a letter stating that TPG was no longer interested in participating in an acquisition of the Company. On the same day, a representative of Weil Gotshal sent representatives of the Special Committee a letter from Mr. Fu and Abax confirming Mr. Fu’s and Abax’s offer to purchase the outstanding shares of the Company not owned by Mr. Fu, Abax and their respective affiliates for $9.50 per share (the “Final Fu-Abax Proposal”), a due diligence request list and proposed timeline. The letter noted that, in light of the change in the composition of the buyer group, Mr. Fu and Abax had adjusted the amounts of their respective commitments and expected to fund the acquisition through a combination of (1) a senior term loan from CDB and (2) the proceeds from equity investments from Mr. Fu and his affiliates and certain funds managed, advised and/or appointed by Abax and its affiliated management companies.

On May 26, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch and Gibson Dunn, to discuss the letters received from each of Mr. Fu and Abax, and TPG. The Special Committee directed its advisors to continue in discussions with Mr. Fu and Abax and to coordinate the completion of bringdown diligence by Abax and finalization of the various transaction documents in order to move toward signing of definitive documentation.

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From late May 2012 until the execution of the merger agreement, representatives of Abax engaged in a confirmatory due diligence investigation of the Company and its operations, including numerous calls and meetings with representatives of the Company and its advisors and visits to certain of the Company’s facilities in China. During the same period, Gibson Dunn, Loeb, Skadden and Weil Gotshal negotiated and finalized the merger agreement and all its ancillary documents, including the disclosure schedules, voting agreement, contribution agreement, equity commitment letters, limited guarantee and CDB facility agreement.

On June 26, 2012, the Special Committee met, along with representatives of BofA Merrill Lynch, Gibson Dunn and Lionel Sawyer & Collins, Nevada counsel to the Special Committee (“Lionel Sawyer”), to discuss the Final Fu-Abax Proposal. Representatives of Gibson Dunn and Lionel Sawyer reviewed with the directors the applicable legal standards in the context of considering the Final Fu-Abax Proposal and the final terms of the merger agreement. Also at this meeting, BofA Merrill Lynch reviewed with the Special Committee its financial analysis of the merger consideration and delivered to the Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated June 26, 2012, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the $9.50 per share consideration to be received in the merger by holders of the Company’s common stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders) was fair, from a financial point of view, to such holders. Following further discussion, the Special Committee unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable to, and in the best interests of, the unaffiliated stockholders, and (ii) recommended to the board of directors, that the board of directors (1) approve and declare advisable the merger agreement and the transactions contemplated thereby, including the merger, (2) direct that the merger agreement be submitted to the Company’s stockholders, and (3) recommend that the unaffiliated stockholders approve the merger agreement.

Later on June 26, 2012, the full board of directors met in order to discuss the Final Fu-Abax Proposal. Representatives of Loeb, Gibson Dunn, BofA Merrill Lynch, as well as certain members of the Company’s senior management attended this meeting. Representatives of Loeb described to the board of directors the applicable legal standards in considering the Final Fu-Abax Proposal. The members of the Special Committee discussed with the full board of directors the efforts undertaken by the Special Committee since its formation in November 2010 and then provided them with the Special Committee’s recommendation. Following a discussion of the Final Fu-Abax Proposal, with directors Messrs. Fu, Longever and Wang abstaining from voting, the board of directors (i) adopted the merger agreement and authorized and approved the merger and other transactions contemplated by the merger agreement, (ii) determined that the merger and the merger agreement, including the merger consideration payable pursuant thereto, are fair to and in the interests of the Company and its unaffiliated stockholders and declared advisable the execution of the merger agreement and consummation of the transactions contemplated thereby, including the merger, and (iii) directed that the merger agreement be submitted to stockholders and recommended that they approve the merger agreement.

On June 28, 2012, CDB delivered the executed debt facility agreement and, subsequently, the parties executed the merger agreement and related transaction documents. Following the close of market, the Company issued a press release announcing the execution of the merger agreement.

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Recommendation of the Special Committee and Board of Directors and Their Reasons for the Merger

The Special Committee

The Special Committee, acting with the advice of outside legal counsel and financial advisors, at a meeting held on June 26, 2012, unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable to, and in the best interests of, the unaffiliated stockholders, and (ii) recommended to the board of directors, that the board of directors (1) approve and declare advisable the merger agreement and the transactions contemplated thereby, including the merger, (2) direct that the merger agreement be submitted to the Company’s stockholders, and (3) recommend that the unaffiliated stockholders approve the merger agreement.

In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Special Committee consulted with outside legal counsel and financial advisors, and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

•	the financial presentation and opinion, as more fully described below under the caption “Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated,” beginning on page 25, each dated June 26, 2012, of BofA Merrill Lynch to the Special Committee to the effect that, based upon and subject to the qualifications, limitations and assumptions stated in the written opinion, as of the date of such opinion, the $9.50 per share merger consideration to be received by the holders of shares of the Company’s common stock in the merger (other than Holdco, Parent, Merger Sub and the Rollover Holders) was fair, from a financial point of view, to such holders (which group of holders included all of the Company’s unaffiliated stockholders);

o	among other things, the Special Committee noted that although the implied per share equity value reference range resulting from BofA Merrill Lynch’s discounted cash flow analysis in the case where no adjustment was made for costs associated with repatriation of profits to the Company yielded a price higher than the proposed merger consideration, the Special Committee believed that a scenario in which no such repatriation costs existed was highly unlikely given the laws and regulations that would generally apply if the Company were to repatriate the funds held by its foreign subsidiaries;

•	that the $9.50 per share all-cash merger consideration will provide our unaffiliated stockholders with the ability to monetize their investment in the Company in the near future, while also providing such stockholders with certainty of value for their shares of Company common stock;

•	that the per share merger consideration represents a premium of approximately 37.3% to the volume-weighted average closing price of Company common stock during the 90 day period prior to June 22, 2012;

•	the Special Committee’s belief that the merger is more favorable to our unaffiliated stockholders than the alternatives to the merger, which belief was formed based on the Special Committee’s review, with the assistance of its advisors, of potential strategic alternatives available to the Company, including a share buyback program and special cash dividend. In that regard, the Special Committee considered, among other things:

o	the potential risks and uncertainties associated with the future prospects of the Company, including uncertainties regarding the valuation of China-based U.S.-listed companies, and the compliance and other costs associated with being a U.S.-listed company, as well as the costs associated with complying with the regulatory requirements of U.S. governmental agencies;

o	the fact that the outreach to other potential bidders during 2011 did not result in any alternative acquisition proposals;

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o	the fact that the buyer group’s interest in acquiring the Company and the formation of the Special Committee has been public since November 2010 and no party (other than TPG) made an alternative acquisition proposal to the Special Committee;

o	the fact that controls on the convertibility of the Chinese yuan, or RMB, into foreign currencies make it difficult for the Company to make dividend payments in U.S. dollars to its stockholders;

o	the costs associated with the repatriation of the profits of the Company’s Chinese subsidiaries to the Company; and

o	the Special Committee’s belief that a transaction that did not involve Mr. Fu would be challenging, given his history with the Company, his central role to the Company’s business, and his leadership regarding strategic direction;

•	the fact that the buyer group, concurrently with the signing of the merger agreement, executed agreements providing for all of the financing necessary for the merger;

•	the terms of the merger agreement, including:

o	that there is no financing or due diligence condition to the completion of the merger in the merger agreement;

o	our ability, prior to the time our stockholders approve the merger agreement, to (i) consider and respond to a bona fide written acquisition proposal, and (ii) provide non-public information to, and engage in discussions or negotiations with, the person making such a proposal, if the Special Committee, prior to taking any such actions, determines in good faith (after consultation with outside legal counsel and its financial advisors) that such acquisition proposal either constitutes a superior proposal or may reasonably be expected to lead to a superior proposal;

o	our ability, under certain circumstances, to terminate the merger agreement in order to enter into an agreement providing for a superior proposal;

o	the agreement by members of the buyer group to vote their shares in favor of approval of the merger agreement at the special meeting;

o	the Company’s ability, under certain circumstances pursuant to the merger agreement and the equity commitment letters, to seek specific performance of the equity commitment letters; and

o	the Company’s ability, pursuant to the merger agreement, to seek specific performance to prevent breaches of the merger agreement by Holdco, Parent, or Merger Sub and to enforce specifically the terms of the merger agreement, subject to certain limitations;

•	the likelihood that the merger would be completed, and that it would be completed in a reasonably prompt time frame, based on the existence of the executed facility agreement with CDB, the equity commitment letters, the contribution agreement, the voting agreement, the perceived financial and other commitments of the members of the buyer group to consummate the merger, and the absence of any known significant regulatory hurdles; and

•	the fact that Parent agreed to pay the $22 million Parent termination fee, if the merger agreement is terminated in certain circumstances, and the fact that Mr. Fu and certain affiliates of Abax agreed to guarantee that payment obligation.

The Special Committee noted that the opinion of BofA Merrill Lynch addressed fairness with respect to the Company's stockholders other than Holdco, Parent, Merger Sub and the Rollover Holders rather than to the Company's unaffiliated stockholders. The Special Committee also noted that the Company's stockholders other than Holdco, Parent, Merger Sub and the Rollover Holders include all unaffiliated stockholders and, to the extent that the Company's stockholders other than Holdco, Parent, Merger Sub and the Rollover Holders may also include one or more affiliated stockholders, the consideration to be received by such affiliated stockholders is identical in all respects as the consideration to be received by the unaffiliated stockholders. The Special Committee believed that there was no meaningful distinction to be drawn between the concepts of “fairness to the unaffiliated stockholders of the Company” and “fairness to the Company's stockholders other than Holdco, Parent, Merger Sub and the Rollover Holders.” As a result, the Special Committee believed that, even though the opinion of BofA Merrill Lynch addressed fairness with respect to the Company's stockholders other than the Rollover Investors rather than to the unaffiliated stockholders directly, it is still reasonable and appropriate to consider the fairness opinion of BofA Merrill Lynch as a material factor in its determination as to the fairness of the transaction to the unaffiliated stockholders of the Company.

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The Special Committee also considered a number of factors that are discussed below relating to the procedural safeguards that it believes were and are present to ensure the fairness of the merger. The Special Committee believes the following factors support its determinations and recommendations and provide assurance of the procedural fairness of the merger to the Company’s unaffiliated stockholders:

•	the requirement that the merger agreement must be approved by (i) holders of at least a majority in combined voting power of the outstanding shares of Company common stock and (ii) holders of at least 60% in combined voting power of the outstanding shares of Company common stock not owned by the buyer group, Holdco, Parent, Merger Sub, or any of their respective affiliates;

•	the fact that full authority was granted to the Special Committee to independently negotiate definitive agreements with respect to the buyer group’s proposal and consider other strategic alternatives;

•	the fact that the Special Committee consisted solely of independent and disinterested directors;

•	the fact that the Special Committee held numerous meetings and met regularly to discuss and evaluate the buyer group’s proposal, and was advised by independent financial and legal advisors, and each member of the Special Committee was actively engaged in the process on a continuous and regular basis;

•	the terms of the confidentialty agreement executed by each of Mr. Fu and Abax in February 2011, including the required termination of the Consortium Agreement and the exclusivity provision thereof, and Mr. Fu’s agreement to cooperate with the Special Committee’s advisors and to inform the Special Committee (but not Abax) of any third party acquisition proposal he received; and

•	the recognition by the Special Committee that it had no obligation to recommend the approval of the merger or any other transaction.

The Special Committee also considered a variety of potentially negative factors in its deliberations concerning the merger agreement and the merger, including, but not limited to, the following (not necessarily in order of relative importance):

•	the fact that Mr. Fu and Abax initially proposed merger consideration of $11.50 per share in November 2010, and later revised downward their offer to $9.25 in November 2011, before raising it to $9.50 per share in December 2011;

•	the fact that the merger would preclude our unaffiliated stockholders from having the opportunity to participate in the future earnings growth and future appreciation in the value of Company common stock;

•	the significant costs involved in connection with entering into and completing the merger and the substantial time and effort of management required to complete the merger and related disruptions to the operation of our business;

•	the possibility that the $11 million termination fee payable by the Company, upon the termination of the merger agreement under certain circumstances, could discourage other potential acquirers from making a competing bid to acquire the Company;

•	the fact that, while we expect that the merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied, and, as a result, the merger may not be consummated;

•	the fact that Holdco, Parent, and Merger Sub are newly formed entities with essentially no assets, other than the equity commitments of Mr. Fu and affiliates of Abax, and that our monetary remedy in the event of the termination of the merger agreement may be limited to receipt of the $22 million Parent termination fee;

•	the fact that an all-cash transaction would be a taxable transaction for U.S. federal income tax purposes to our stockholders that are treated as U.S. holders (as defined below in the section titled “Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders,” beginning on page 54); and

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•	the risk that the financing contemplated by the debt financing agreement for the consummation of the merger might not be obtained.

The foregoing discussion of the information and factors considered by the Special Committee is not intended to be exhaustive, but includes the material factors considered by the Special Committee. In view of the variety of factors considered in connection with its evaluation of the merger, the Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Special Committee did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Special Committee based its recommendation on the totality of the information presented.

Neither the Special Committee nor the board of directors considered the liquidation value of Company’s assets, because it considers the Company to be a viable going concern business where value is derived from cash flows generated from its continuing operations. In addition, the Special Committee and the board of directors believe that the value of the Company’s assets that might be realized in a liquidation would be significantly less than its going concern value. Each of the Special Committee and the board of directors believes the analyses and additional factors it reviewed provided an indication of our going concern value. Members of the Special Committee and board of directors also considered the current and historical market prices of the shares of Company common stock. Neither the Special Committee nor the board of directors considered the Company’s net book value, which is an accounting concept defined as total assets minus total liabilities, attributable to the stockholders of the Company, as a factor. The Special Committee and board of directors believe that net book value is not a material indicator of the value of the Company as a going concern. The Company’s net book value per share as of March 31, 2012 was $10.50. Net book value does not take into account the future prospects of the Company, market conditions, or trends in the industry in which the Company operates. The Special Committee was not aware of any firm offers during the prior two years by any person for (a) the merger or consolidation of the Company with another company, (b) the sale or transfer of all or substantially all of the Company's assets, or (c) a purchase of the Company’s securities that would enable the holder to exercise control of the Company, except as described in the section titled “Background of the Merger,” beginning on page 10. The Special Committee considered and expressly adopted the financial analyses and the opinion of BofA Merrill Lynch, among other factors considered, in reaching its determination as to the fairness of the transactions contemplated by the merger agreement.  These analyses are summarized below in the section titled “Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated,” beginning on page 25.

The Board of Directors

After carefully considering the unanimous recommendation of the Special Committee, our board of directors, with directors Mr. Fu, Mr. Joseph J. Longever, and Mr. Wenbing Christopher Wang abstaining from voting, (i) adopted the merger agreement and authorized and approved the merger and other transactions contemplated by the merger agreement, (ii) determined that the merger and the merger agreement, including the merger consideration payable pursuant thereto, are fair to and in the interests of the Company and its unaffiliated stockholders and declared advisable the execution of the merger agreement and consummation of the transactions contemplated thereby, including the merger, and (iii) directed that the merger agreement be submitted to stockholders and recommended that they approve the merger agreement. In making its determination, our board of directors adopted the Special Committee’s analyses and conclusions as its own.

Our board of directors recommends that you vote “FOR” the proposal to approve the merger agreement, “FOR” the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, and “FOR” the adjournment of the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

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Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

The Special Committee has retained BofA Merrill Lynch to act as the Special Committee’s financial advisor in connection with the merger. On June 26, 2012, at a meeting of the Special Committee held to evaluate the merger, BofA Merrill Lynch delivered to the Special Committee an oral opinion, confirmed by delivery of a written opinion dated June 26, 2012, to the effect that, as of such date and based on and subject to various assumptions and limitations described in its opinion, the $9.50 per share consideration to be received in the merger by holders of shares of the Company’s common stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders) was fair, from a financial point of view, to such holders.

The full text of BofA Merrill Lynch’s written opinion, dated June 26, 2012, to the Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex G to this proxy statement and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Special Committee for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch’s opinion did not address any other aspect of the merger, and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the merger. BofA Merrill Lynch also expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the merger or any related matter.

In connection with its opinion, BofA Merrill Lynch, among other things:

•	reviewed certain publicly available business and financial information relating to the Company;

•	reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with BofA Merrill Lynch by the Company’s management, including certain financial forecasts relating to the Company prepared by the Company’s management (such forecasts are referred to herein as the Company Forecasts), and discussed with the Special Committee certain sensitivities to such Company Forecasts and costs associated with the repatriation of the profits of the Company’s subsidiaries to the Company;

•	discussed the past and current business, operations, financial condition and prospects of the Company with members of the Company’s senior management and the Special Committee;

•	reviewed the trading history of the Company’s common stock and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

•	compared certain financial and stock market information of the Company with similar information of other companies BofA Merrill Lynch deemed relevant;

•	considered (1) the fact that the Company publicly announced the receipt of the November 2010 Proposal and that it would form the Special Committee to consider the November 2010 Proposal, (2) the fact that the Company subsequently publicly announced that the Special Committee would explore the Company’s strategic alternatives, and (3) the results of BofA Merrill Lynch’s efforts on behalf of the Company to further solicit, at the direction of the Special Committee, indications of interest from third parties with respect to a possible acquisition of the Company;

•	discussed with the Company’s management and its legal advisors their assessments as to certain tax and other restrictions on the repatriation of the profits of the Company’s subsidiaries to the Company and the financial consequences thereof on the Company;

•	reviewed a draft, dated June 26, 2012, of the merger agreement; and

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•	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the Company’s management that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Company Forecasts, BofA Merrill Lynch was advised by the Company, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Company’s management as to the future financial performance of the Company. For purposes of its analyses and its opinion, BofA Merrill Lynch also relied, at the Special Committee’s direction and without independent verification, upon the assessments of the Company’s management and its legal advisors as to the tax and other restrictions on the repatriation of the profits of the Company’s subsidiaries to the Company and the financial consequences thereof on the Company.

BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor did BofA Merrill Lynch make any physical inspection of the properties or assets of the Company. BofA Merrill Lynch did not evaluate the solvency or fair value of the Company or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the Special Committee’s direction, that the merger would be consummated in accordance with the terms of the merger agreement, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the Company or the merger.

BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the merger consideration to be received by holders of shares of the Company’s common stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders). BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the merger (other than the merger consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the merger or any terms, aspects or implications of any rollover or other arrangements, agreements or understandings entered into in connection with the merger or otherwise, and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the merger consideration or otherwise. BofA Merrill Lynch also expressed no opinion with respect to, and relied, with the consent of the Special Committee, upon the assessments of the Company’s management regarding, legal, regulatory, accounting, tax or similar matters relating to the Company or the merger as to which BofA Merrill Lynch understood that the Company obtained such advice as the Company deemed necessary from qualified professionals.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. The credit, financial and stock markets have been experiencing unusual volatility, and BofA Merrill Lynch expressed no opinion or view as to any potential effects of such volatility on the Company, Parent, their affiliates or the merger. It should be understood that subsequent developments may affect BofA Merrill Lynch’s opinion, and BofA Merrill Lynch does not have any obligation to update, revise, or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by BofA Merrill Lynch’s Americas Fairness Opinion Review Committee. Except as described in this summary, the Special Committee imposed no other instructions or limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Special Committee in connection with its opinion, dated June 26, 2012. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

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Historical Share Price Analysis

BofA Merrill Lynch reviewed the range of closing prices of the shares of the Company’s common stock from November 3, 2010 (which was the date of the public announcement that the Company had received the November 2010 Proposal) to June 22, 2012. During this period, the closing price of the Company common stock ranged from $4.52 per share to $10.54 per share, and the volume-weighted average price of the Company common stock was $7.42, compared to the merger consideration of $9.50 per share.

Selected Public Companies Analysis

BofA Merrill Lynch reviewed financial and stock market information of the Company and, to the extent publicly available, the following nine selected publicly traded companies:

•	Encore Wire Corporation
•	Coleman Cable, Inc.
•	Lihua International Inc.
•	Sumitomo Corporation
•	LS Corp.
•	Walsin Technology Corporation
•	Taihan Electric Wire Co., Ltd.
•	General Cable Corporation
•	Nexans SA

BofA Merrill Lynch reviewed, among other things, per share equity values, based on closing stock prices on June 22, 2012, of the selected publicly traded companies as a multiple of calendar years 2012 and 2013 estimated earnings per share. BofA Merrill Lynch also reviewed enterprise values of the selected publicly traded companies, calculated as equity values based on closing stock prices on June 22, 2012, plus debt, less cash and marketable securities, as a multiple of calendar years 2012 and 2013 estimated EBITDA. Valuation multiples were chosen based on financial and stock market information of Coleman Cable, Inc., Lihua International Inc. and Nexans SA (collectively, the “Selected Companies”), based on BofA Merrill Lynch’s professional judgment that these companies were the most relevant for valuation comparison purposes to the Company given some combination of the following factors, among others: industry, products, customer base, geography and trading jurisdiction of the common stock of the Selected Companies and the Company. These factors were reviewed by BofA Merrill Lynch with the Special Committee, and the selection of the Selected Companies by BofA Merrill Lynch was considered by the Special Committee as part of its overall evaluation of the BofA Merrill Lynch analyses and opinion. BofA Merrill Lynch observed the following data for Coleman Cable, Inc., Lihua International Inc. and Nexans SA:

	Coleman Cable, Inc.	Lihua International Inc.	Nexans SA
Per Share Equity Values	$8.12	$5.45	$37.50
Enterprise Values	$441 million	$59 million	$1,464.3 million
CY 2012E EBITDA	$86.1 million	$85.6 million	$487.2 million
2012E EV/EBITDA Multiple	5.1x	0.7x	3.0x
2013E P/E Multiple	4.8x	2.2x	6.6x

Based on the observed multiples of estimated earnings per share of the Selected Companies, BofA Merrill Lynch applied representative ranges of financial multiples of estimated earnings per share of 2.5x to 6.5x to both (i) the Company’s estimated 2013 earnings based on Wall Street consensus estimates and (ii) the Company’s estimated 2013 earnings based on the Company Forecasts. Financial and operating data of the nine selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the per share merger consideration:

Implied Per Share Equity Value Reference Ranges Based on
Wall Street Estimates	Company Forecasts	Merger Consideration
$2.25 – $5.75	$3.00 – $7.50	$9.50

No company used in this analysis is identical to the Company. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the Company was compared.

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Present Value of Projected Future Stock Price

BofA Merrill Lynch performed an illustrative analysis of the implied present value of the future price per share of the Company’s common stock, which is designed to provide insight into an illustrative potential future price of a company’s common equity as a function of the company’s future earnings and an assumed stock price to next fiscal year (NFY) earnings multiple. The resulting theoretical equity value is subsequently discounted to present value to arrive at an estimate of the company’s illustrative potential future stock price. BofA Merrill Lynch calculated the implied values per share of the Company’s common stock for each of the calendar years 2012, 2013 and 2014 by applying to the Company’s projected earnings per share based on the Company Forecasts the following NFY earnings per share multiples: (i) 7.5x, based on Wall Street estimates of the Company’s 2013 earnings and its common stock price as of June 22, 2012; (ii) 2.5x to 6.5x, based on the Selected Public Companies Analysis discussed above; and (iii) 2.8x to 4.3x, based on a hypothetical unaffected stock price analysis of the Company’s stock using stock price and earnings data of the Selected Companies since November 2, 2010 (the day immediately prior to the date of the public announcement that the Company had received the November 2010 Proposal). In performing the hypothetical unaffected stock price analysis referred to in the preceding sentence, BofA Merrill Lynch calculated the percentage change in earnings per share multiples of each of the Selected Companies from November 2, 2010 to June 22, 2012 and applied each of those percentage changes to the Company’s NFY earnings per share multiple as of November 2, 2010. BofA Merrill Lynch then discounted to June 22, 2012 the resulting implied values per share of the Company’s common stock for each of the calendar years 2012, 2013 and 2014 by assuming a cost of equity for the Company of 13.5%. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the per share merger consideration:

Implied Per Share Equity Value Reference Ranges Based on
Current Company P/E Multiple	Selected Companies P/E Multiple	Hypothetical Unaffected Stock Price P/E Multiple	Merger Consideration
$8.75 – $10.00	$3.00 – $8.75	$3.25 – $5.75	$9.50

Discounted Cash Flow Analysis

BofA Merrill Lynch performed a discounted cash flow analysis of the Company to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that the Company was forecasted to generate based on the Company Forecasts (as more fully described in the section titled “Management Projected Financial Information”) from the second quarter of 2012 through fiscal year 2015. BofA Merrill Lynch also calculated terminal values for the Company by applying a perpetuity growth rate, based on its professional judgment given the nature of the Company, its business and its industry, of 1.0% to 2.0%. The stand-alone, unlevered, after-tax free cash flows and terminal values were discounted to present value using discount rates ranging from 12.0% to 14.0%, which were based on a weighted average cost of capital analysis of the nine companies listed under the heading “Selected Public Companies Analysis”. BofA Merrill Lynch considered two scenarios: (i) under the first scenario, BofA Merrill Lynch assumed that the Company would not be assessed any penalties for the repatriation of the profits of the Company’s subsidiaries to the Company, and (ii) under the second scenario, BofA Merrill Lynch assumed the future cash flows and the terminal value would be subject to a 35% repatriation penalty. Although the Special Committee believed that a scenario in which no repatriation costs existed was highly unlikely, BofA Merrill Lynch considered this scenario for purposes of its discounted cash flow analysis to demonstrate the magnitude of the effect of the potential repatriation penalty.

Under the zero repatriation penalty scenario, the discounted cash flow analysis yielded a range of enterprise values of the Company of $270 million to $289 million. BofA Merrill Lynch then calculated a range of equity values of the Company of $467 million to $587 million by adding to the foregoing range of enterprise values $197 million of net cash, based on the Company’s public disclosure as of March 31, 2012. BofA Merrill Lynch then calculated a range of per share equity values for the Company using the foregoing range of equity values and a share count calculated using the treasury stock method assuming 38.299 million shares of common stock outstanding, 0.590 million options with a weighted average strike price of $7.07 and 0.189 million non-vested shares of common stock based on the Company’s public disclosure as of March 31, 2012.

Under the 35% repatriation penalty scenario, the discounted cash flow analysis yielded a range of enterprise values of the Company of $176 million to $253 million. BofA Merrill Lynch then calculated a range of equity values of the Company of $303 million to $380 million by adding to the foregoing range of enterprise values $127 million of net cash, based on the Company’s public disclosure as of March 31, 2012, as effected by a 35% repatriation penalty. BofA Merrill Lynch then calculated a range of per share equity values for the Company using the foregoing range of equity values and a share count calculated using the treasury stock method assuming 38.299 million of common stock outstanding, 0.590 million options with a weighted average strike price of $7.07 and 0.189 million non-vested shares of common stock based on the Company’s public disclosure as of March 31, 2012.

This analysis indicated the following approximate implied per share equity value reference ranges rounded to the nearest $0.25 for the Company as compared to the per share merger consideration :

Implied Per Share Equity Value Reference Ranges Based on
No Repatriation Adjustment	35% Repatriation Adjustment	Merger Consideration
$12.00 – $15.00	$7.75 – $9.75	$9.50

In connection with its discounted cash flow analysis, BofA Merrill Lynch performed a sensitivity analysis using: (i) a range of compound annual revenue growth rates, (which reflect the rate at which the Company's revenue will increase year over year) of 10%, 15% and 20% for the calendar years 2011 through 2015, based on BofA Merrill Lynch’s professional judgment given the recent financial performance of the Company and the nature of the Company’s business and industry, (ii) a range of EBITDA margins of 12.5%, 15.0% and 17.8%, which were chosen by BofA Merrill Lynch as reasonable downside cases relative to the Company Forecasts, and (iii) a range of repatriation friction costs (as explained below) of 0% (which assumed no US taxes (assuming a 35% rate) owed on the profits of the Company’s subsidiaries repatriated from China to the US), 9% (which assumed full credit against US taxes for foreign taxes (assuming a 26% rate) paid on profits of the Company’s subsidiaries repatriated from China to the US) and 35% (which assumed no credit against US taxes for foreign taxes paid on profits of the Company’s subsidiaries repatriated from China to the US).

In the No Repatriation Adjustment scenario, the mid-point per share equity value for the discounted cash flow analysis was $13.39 per share, however, under the scenario where the sales compound annual revenue growth rate is 15% rather than 20% and the normalized EBITDA margin is 15% rather than 17.8%, the mid-point share price for the discounted cash flow analysis would be $9.39 per share. Under the 35% Repatriation Adjustment scenario, the mid-point share price for the discounted cash flow analysis would be $8.71 per share, however, under the scenario where the sales compound annual revenue growth rate is 15% rather than 20% and the normalized EBITDA margin is 15% rather than 17.8%, the mid-point share price for the discounted cash flow analysis would be $6.09 per share. This sensitivity analysis indicated that the discounted cash flow valuation analysis is highly sensitive to the achievement of management’s estimated forecast.

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Illustrative Leveraged Buyout Analysis

BofA Merrill Lynch performed a hypothetical leveraged buyout analysis based on the Company Forecasts to determine the prices at which a financial sponsor might effect a leveraged buyout of the Company. BofA Merrill Lynch assumed an illustrative transaction closing date of December 31, 2012. In order to simulate an approximate three year investment period by a financial sponsor, BofA Merrill Lynch assumed a subsequent exit transaction by the financial sponsor on December 31, 2015 with a valuation based on a range of trailing twelve month EBITDA exit multiples of 2.0x to 5.0x. Although BofA Merrill Lynch did not consider EBITDA to be a reliable valuation metric for the Company, it used an EBITDA exit multiple in performing its hypothetical leveraged buyout analysis, due to the highly leveraged capital structure that would result from a transaction with a financial sponsor. The implied purchase price per share paid by the financial sponsor was based on a target internal rate of return for the financial sponsor of 22.5%, which BofA Merrill Lynch applied based on its professional judgment as to reasonable expected internal rate of return for a financial sponsor. This analysis indicated the following approximate implied per share equity value reference ranges for the Company as compared to the per share merger consideration:

Implied Per Share Equity Value Reference Ranges	Merger Consideration
$5.75 – $10.25	$9.50

Other Factors

In rendering its opinion, BofA Merrill Lynch also reviewed and considered other factors, including:

•	stock price targets for the Company’s common stock in recently published, publicly available Wall Street research analyst reports;

•	the implied premiums of the per share merger consideration of $9.50 to the Company’s common stock price as of June 22, 2012 and its historical stock prices, including the 41.2% premium to the stock price on June 22, 2012, the 40.3% premium to the volume weighted average price through June 22, 2012, the 37.3% premium to the 90-day volume weighted average price through June 22, 2012, and the 105.6% premium to the 52-week low for the period ending June 22, 2012;

•	the multiples of price per earnings and enterprise value per EBITDA (based on both the Company Forecasts and Wall Street estimates) implied by both the Company’s common stock price as of June 22, 2012 and the per share merger consideration of $9.50;

•	the stock price implied by changes to peer stock prices since the day prior to the November 2010 proposal and the stock price implied by changes to peer forward multiples of price per earnings since the day prior to the November 2010 proposal;

•	the results of BofA Merrill Lynch’s efforts on behalf of the Company to further solicit, at the direction of the Special Committee, indications of interest from third parties with respect to a possible acquisition of the Company; and

•	the absence of any business combinations or other transactions that were deemed by BofA Merrill Lynch to be relevant for purposes of its financial analysis.

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to the Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that the analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses considered or focusing on information presented in tabular format, without considering all analyses or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

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In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses. These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, of the merger consideration and were provided to the Special Committee in connection with the delivery of BofA Merrill Lynch’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or acquired or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual value of the Company.

The type and amount of consideration payable in the merger was determined through negotiations between the Special Committee, on the one hand, and the buyer group, on the other hand, rather than by any financial advisor, and was approved by the Special Committee and the board of directors. The decision to enter into the merger agreement was solely that of the Special Committee and the board of directors. As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the Special Committee in its evaluation of the merger and should not be viewed as determinative of the views of the Special Committee, the board of directors or management with respect to the merger or the merger consideration.

BofA Merrill Lynch has acted as financial advisor to the Special Committee in connection with the merger and the Company has agreed to pay BofA Merrill Lynch for such services an aggregate fee of approximately $4.6 million, $250,000 of which was paid as a retainer fee, $1.25 million of which became payable upon the delivery of BofA Merrill Lynch’s opinion, and the remainder of which is contingent upon consummation of the merger. In addition, the Company also has agreed to reimburse BofA Merrill Lynch for certain expenses incurred by BofA Merrill Lynch in performing its services and to indemnify BofA Merrill Lynch and related persons against liabilities, including liabilities under the federal securities laws, arising out of its engagement.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of its businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, Parent, Holdco and certain of their respective affiliates.

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Company unrelated to the merger, including certain derivative products and services, and have received or in the future may receive compensation for the rendering of these services, including aggregate fees of approximately $1 million which it has received for the provision of derivatives products and services.

BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. The Special Committee selected BofA Merrill Lynch to act as its financial advisor in connection with the merger on the basis of BofA Merrill Lynch’s experience in similar transactions, its reputation in the investment community and its familiarity with the Company.

Preliminary Financial Analyses

The types of preliminary financial analyses presented by BofA Merrill Lynch to the Special Committee on May 5, 2011 were generally similar to those contained in BofA Merrill Lynch’s final financial presentation to the Special Committee on June 26, 2012 summarized above. However, during the course of the approximate 13 months between these two presentations, BofA Merrill Lynch refined various aspects of its financial analyses, and the Company updated its forecasts of future performance. In addition, certain data used in, and the results of, the preliminary financial analyses may have differed from those in BofA Merrill Lynch’s final financial presentation on June 26, 2012, given, among other factors, the different reference dates used in the presentations for public information, changes in publicly available information and management-prepared projections relating to the Company, market, economic and other conditions, and BofA Merrill Lynch’s evolving understanding of the Company and its business. The preliminary financial analyses provided to the Special Committee by BofA Merrill Lynch on May 5, 2011 did not constitute an opinion of, or recommendation by, BofA Merrill Lynch with respect to a possible transaction or otherwise. The May 5, 2011 presentation was superseded by BofA Merrill Lynch’s final financial presentation to the Special Committee on June 26, 2012.

The following represents a brief summary of the results of the preliminary financial analyses presented by BofA Merrill Lynch to the Special Committee May 5, 2011. The preliminary financial analyses summarized below include information presented in tabular format. In order to fully understand the preliminary financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the preliminary financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the preliminary financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the preliminary financial analyses performed by BofA Merrill Lynch.

Preliminary Historical Share Price Analysis

BofA Merrill Lynch reviewed the range of closing prices of the shares of the Company’s common stock from November 3, 2010 (which was the date of the public announcement that the Company had received the November 2010 Proposal) to May 4, 2011. During this period, the closing price of the Company common stock ranged from $7.61 per share to $10.51 per share, and the volume-weighted average price of the Company common stock was $9.07, compared to the November 3, 2010 offer price of $11.50 per share.

BofA Merrill Lynch also reviewed the range of closing prices of the shares of the Company’s common stock over the 52 week period ending May 4, 2011. During this period, the closing price of the Company common stock ranged from $6.70 per share to $12.29 per share, and the volume-weighted average price of the Company common stock was $9.12, compared to the November 3, 2010 offer price of $11.50 per share.

Preliminary Present Value of Projected Future Stock Price

BofA Merrill Lynch performed an illustrative analysis of the implied present value of the future price per share of the Company’s common stock, which was similar to the “Present Value of Projected Future Stock Price” analysis described above. BofA Merrill Lynch performed the analysis using a multiple of enterprise value to EBITDA and a NFY earnings per share multiple based on Wall Street estimates and the Company’s then-current stock price. Although it was included in the May 5, 2011 presentation to the Special Committee, BofA Merrill Lynch subsequently deemphasized the enterprise value to EBITDA multiple valuation approach, because in its professional judgment EBITDA was not a reliable valuation metric for the Company. BofA Merrill Lynch calculated the implied values per share of the Company’s common stock for each of the calendar years 2011, 2012, 2013 and 2014 by:

•	applying to the Company’s projected earnings per share based on the Company Forecasts the following NFY earnings per share multiples: (i) 6.9x, based on Wall Street estimates of the Company’s 2011 earnings and its common stock price as of May 4, 2011; and (ii) a “hypothetical recovery P/E multiple” of 10.5x, based on the average of the NFY earnings per share multiples of the Company from May 2007 to September 2008 (prior to beginning of the financial crisis in 2008); and

•	applying an enterprise value to EBITDA multiple of 2.6x based on Wall Street estimates of the Company’s estimated 2011 EBITDA and a calculated enterprise value as of May 4, 2011 to the Company’s estimated EBITDA based on certain financial forecasts relating to the Company prepared by the Company’s management and provided to BofA Merrill Lynch. Future equity value was then calculated using the Company’s projected net cash position based on certain financial forecasts relating to the Company prepared by the Company’s management and provided to BofA Merrill Lynch.

BofA Merrill Lynch then discounted to December 31, 2011 the resulting implied values per share of the Company’s common stock for each of the calendar years 2011, 2012, 2013 and 2014 by assuming a cost of equity for the Company of 14.5%. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the November 3, 2010 offer price:

Implied Per Share Equity Value Reference Ranges Based on
Current Company P/E Multiple	Hypothetical Recovery P/E Multiple	Current Company EV/EBITDA Multiple	November 3, 2010 Offer Price
$6.00 – $8.25	$8.25 – $11.00	$8.25 – $9.75	$11.50

Preliminary Discounted Cash Flow Analysis

BofA Merrill Lynch performed a discounted cash flow analysis of the Company to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that the Company was forecasted to generate from the third quarter of 2011 through fiscal year 2015 based on certain financial forecasts relating to the Company prepared by the Company’s management and provided to BofA Merrill Lynch. This analysis was similar to the “Discounted Cash Flow Analysis” described above, however, in its May 5, 2011 presentation BofA Merrill Lynch performed the analysis using a terminal EBITDA multiple (in addition to a perpetuity growth rate), an approach which BofA Merrill Lynch subsequently de-emphasized, because in its professional judgment it did not consider EBITDA to be a reliable valuation metric for the Company. In addition, potential repatriation friction costs were not taken into account due to the preliminary nature of the analysis at that time.

BofA Merrill Lynch calculated terminal values for the Company by applying a perpetuity growth rate, based on its professional judgment, given the nature of the Company, its business and its industry, of negative 0.5% to positive 0.5%. Separately, BofA Merrill Lynch calculated terminal values for the Company by applying terminal forward multiples, based on its professional judgment, given the nature of the Company, its business and its industry, of 2.5x to 3.5x, the Company’s fiscal year 2015 estimated EBITDA. In each case, the stand-alone, unlevered, after-tax free cash flows and terminal values were discounted to June 30, 2011 using discount rates ranging from 11.0% to 13.0%, which were based on an estimate of the Company’s weighted average cost of capital. This analysis indicated the following approximate implied per share equity value reference ranges for the Company as compared to the November 3, 2010 offer price:

Implied Per Share Equity Value Reference Ranges Based on
Perpetuity Growth Method	Terminal EBITDA Multiple Method	November 3, 2010 Offer Price
$13.00 – $15.00	$10.50 – $12.00	$ 11.50

Preliminary Illustrative Leveraged Buyout Analysis

BofA Merrill Lynch performed a hypothetical leveraged buyout analysis based on certain financial forecasts relating to the Company prepared by the Company’s management and provided to BofA Merrill Lynch to determine the prices at which a financial sponsor might effect a leveraged buyout of the Company. BofA Merrill Lynch assumed an illustrative transaction closing date of June 30, 2011. In order to simulate an approximate five-year investment period by a financial sponsor, BofA Merrill Lynch assumed a subsequent exit transaction by the financial sponsor on December 31, 2015 with a valuation based on a range of trailing twelve month EBITDA exit multiples of 2.5x to 5.5x. The implied purchase price per share paid by the financial sponsor was based on a target internal rate of return for the financial sponsor of 15.0% to 25.0%, which BofA Merrill Lynch applied based on its professional judgment as to a reasonable expected internal rate of return for a financial sponsor. This analysis indicated the following approximate implied per share equity value reference ranges for the Company as compared to the November 3, 2010 offer price:

Implied Per Share Equity Value Reference Ranges	November 3, 2010 Offer Price
$9.00 – $11.00	$11.50

Management’s Projected Financial Information

The Company does not, as a matter of course, publicly disclose financial forecasts as to future financial performance, earnings or other results and is especially cautious of making financial forecasts because of unpredictability of the underlying assumptions and estimates. However, in connection with the evaluation of the buyer group’s proposal, the Special Committee and its advisors were provided with certain non-public financial forecasts that were prepared by our management.

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These financial forecasts are not being included in this document to influence your decision whether to vote for or against the proposal to approve the merger agreement, but are being included because these financial forecasts were made available to the Special Committee and its advisors. The buyer group was also provided with the financial forecasts disclosed below. The inclusion of this information should not be regarded as an indication that the Company, the Special Committee or their advisors, or any other person considered, or now considers, such financial forecasts to be material or to be necessarily predictive of actual future results, and these forecasts should not be relied upon as such. Our management’s internal financial forecasts, upon which the financial forecasts were based, are subjective in many respects. There can be no assurance that these financial forecasts will be realized or that actual results will not be significantly higher or lower than forecasted.

In addition, the financial forecasts were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles in the United States, which we refer to as U.S. GAAP, the published guidelines of the SEC regarding projections and the use of non-U.S. GAAP financial measures, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

These financial forecasts were based on numerous variables and assumptions that are inherently uncertain and may be beyond our control. We believe the assumptions that our management used as a basis for this projected financial information were reasonable at the time our management prepared these financial forecasts, given the information our management had at the time. Important factors that may affect actual results and cause these financial forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to our business (including its ability to achieve strategic goals, objectives, and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, and other factors described or referenced under “Cautionary Statement Concerning Forward-Looking Information,” beginning on page 59. In addition, the forecasts also reflect assumptions that are subject to change and do not reflect revised prospects for our business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the financial forecasts were prepared. Accordingly, there can be no assurance that these financial forecasts will be realized or that our Company’s future financial results will not materially vary from these financial forecasts.

No one has made or makes any representation to any stockholder regarding the information included in the financial forecasts set forth below. Readers of the proxy statment are cautioned that some or all of the assumptions which have been made regarding, among other things, the timing of certain occurrences or impacts, may have changed since the date such forecasts were made. We have not updated and do not intend to update, or otherwise revise the financial forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions on which such forecasts were based are shown to be in error. We have made no representation to Mr. Fu, Abax, Holdco, Parent, Merger Sub, or any other party to the merger agreement concerning these financial forecasts.

The financial forecasts are forward-looking statements. For information on factors that may cause the Company’s future financial results to materially vary, see “Cautionary Statement Concerning Forward-Looking Information,” beginning on page 66.

Financial Projections- April 2011

The primary assumptions underlying the projected financials provided to the Special Committee and its advisors in April 2011 (the “April 2011 Projections”) include volume and average selling price, along with selling, general and administrative expense (“SG&A”) levels. SG&A levels were based on historical expenses and scaled up over the five-year period accordingly based on our volume growth assumptions. Volume assumptions can be found on the consolidated income statement. The Company also assumed GDP growth in China remains above 8% annually for the next five years. For the April 2011 Projections, management did not factor in the costs associated with the proposed merger transaction including fees to be paid to legal counsel, auditors and financial advisors. Neither did management consider the impact of the merger on the Company in preparing the April 2011 Projections.

The full set of April 2011 Projections is presented below:

Consolidated Income Statement

	2011	2012	2013	2014	2015
Volume shipped (Pounds)	91,079,623	99,000,000	109,150,000	119,457,500	125,930,375
Volume growth %	7.0%	8.7%	10.3%	9.4%	5.4%
Gross Sales	287,089,357	302,659,098	330,721,598	367,072,677	387,151,311
Deductions	-	-1,092,000	-1,218,000	-1,440,000	-1,575,000
Net Sales	287,089,357	301,567,098	329,503,598	365,632,677	385,576,311
Net sales growth %	9.0%	5.0%	9.3%	11.0%	5.5%
Material Cost	184,471,298	197,341,860	219,335,730	248,834,266	266,964,548
Material Margin	102,618,059	104,225,238	110,167,867	116,798,411	118,611,763
Mfg L&O	19,711,783	20,611,416	22,172,046	23,861,921	25,178,347
Cost of Sales	204,183,081	217,953,276	241,507,777	272,696,187	292,142,895
Gross profit	82,906,276	83,613,822	87,995,821	92,936,490	93,433,416
Sales and Marketing	4,789,055	5,083,222	5,653,092	6,518,946	6,898,520
G&A	14,582,527	15,767,841	17,540,183	19,308,752	20,567,835
EBIT	63,534,694	62,762,759	64,802,546	67,108,793	65,967,060
Interest Expense	156,520	216,645	190,385	164,125	137,865
Pre-tax income	63,378,174	62,546,114	64,612,161	66,944,668	65,829,195
Taxes	16,481,660	16,345,081	16,925,926	17,444,604	17,143,371
Net Income	46,896,514	46,201,033	47,686,236	49,500,064	48,685,824
Net income growth %	43.0%	-1.5%	3.2%	3.8%	-1.6%

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Consolidated Balance Sheet

	2011	2012	2013	2014	2015

Cash	143,697,528	150,197,530	155,442,806	201,095,450	248,716,890
Receivables-Trade	58,585,033	64,564,591	70,859,216	78,434,077	82,426,531
Inventories	19,659,045	21,579,605	24,054,242	27,504,230	29,624,628
Advances to suppliers	12,929,110	13,754,175	15,327,729	17,035,991	18,087,632
Prepaid / Other Current Assets	820,000	820,000	820,000	820,000	820,000
Current Assets	235,690,716	250,915,901	266,503,993	324,889,749	379,675,681

Property	168,415,430	174,310,430	182,205,430	190,100,430	199,995,430
Accumulated Depreciation	-50,825,254	-63,660,480	-77,005,466	-90,708,662	-104,557,298
Fixed assets, net	117,590,176	110,649,950	105,199,964	99,391,768	95,438,132
New investment, net	40,000,000	80,000,000	120,000,000	120,000,000	120,000,000
Intangibles assets, net	397,587	217,587	182,587	147,587	112,587
Land use right	12,475,508	12,155,508	11,690,508	11,225,508	10,760,508
Advances for land use right	9,623,181	9,623,181	9,623,181	9,623,181	9,623,181
Goodwill	1,669,789	1,669,789	1,669,789	1,669,789	1,669,789
Other Long-Term Assets	443,397	443,397	443,397	443,397	443,397
Long Term Assets	182,199,638	214,759,412	248,809,426	242,501,230	238,047,594

ASSETS	417,890,353	465,675,314	515,313,419	567,390,979	617,723,275

Current Portion of LTD - loans	650,000	650,000	650,000	650,000	650,000
Trade Accounts Payable	8,786,652	9,794,524	10,960,578	12,694,048	13,751,053
Tax payables	4,672,065	4,672,065	4,672,065	4,672,065	4,672,065
Other payables and accured liability	5,878,133	6,118,133	6,358,133	6,598,133	6,838,133
Current Liabilities	19,986,850	21,234,722	22,640,776	24,614,246	25,911,251

Term Loan	5,037,500	4,387,500	3,737,500	3,087,500	2,437,500
Other Noncurrent Liabilities	734,596	734,596	734,596	734,596	734,596
Long Term Liabilities	5,772,096	5,122,096	4,472,096	3,822,096	3,172,096

Total liabilities	25,758,946	26,356,818	27,112,872	28,436,342	29,083,347

Common stock	228,596	228,596	228,596	228,596	228,596
Additional paid in capital	168,429,958	169,416,014	170,611,830	171,865,856	172,865,322
Retained Earnings	140,462,840	187,359,354	233,560,387	281,246,622	330,746,686
Year To Date Profit & Loss	46,896,514	46,201,033	47,686,236	49,500,064	48,685,824
Cumulative currency translation	36,113,499	36,113,499	36,113,499	36,113,499	36,113,499
Total Shareholder Equity	392,131,407	439,318,496	488,200,547	538,954,637	588,639,927

LIABILITIES/EQUITIES	417,890,353	465,675,314	515,313,419	567,390,979	617,723,275

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Updated Financial Projections- November 19, 2011

The Company provided updated financial projections to the Special Committee and its financial advisors on or about November 19, 2011 (the “November 19, 2011 Projections”). This forecast reflected (1) adjusted 2011 financial information based on actual results from January to October 2011 and (2) lower 2012 to 2015 volume projections due to (a) weaker demand in China particularly in the telecommunications sectors as a result of the slowdown in the build-out of 3G networks and (b) weaker demand in the US and Europe due to destocking activities. Furthermore, the Company acquired the Liege, Belgium facilities in the third quarter of 2011 and the consolidated financial projections account for the inclusion of the results of operations from this acquisition.

The full set of November 19, 2011 Projections is presented below:

Consolidated Income Statement

	2011	2012	2013	2014	2015
Volume shipped (Pounds)	81,643,859	87,035,700	95,756,000	104,287,100	112,377,895
Volume growth %		6.6%	10.0%	8.9%	7.8%
Gross Sales	285,549,764	358,211,090	417,919,751	455,710,079	507,630,599
Deductions	-782,272	-2,308,010	-2,661,050	-2,996,987	-3,286,220
Net Sales	284,767,492	355,903,080	415,258,701	452,713,092	504,344,379
Net sales growth %		25.0%	16.7%	9.0%	11.4%
Material Cost	188,636,780	239,181,538	286,917,562	313,478,547	352,403,753
Material Margin	96,130,712	116,721,541	128,341,139	139,234,545	151,940,625
Mfg L&O	19,591,823	35,351,312	41,032,494	46,339,586	52,607,639
Cost of Sales	208,228,603	274,532,850	327,950,056	359,818,132	405,011,393
Gross profit	76,538,889	81,370,229	87,308,645	92,894,960	99,332,986
Sales and Marketing	5,918,684	7,820,558	8,320,060	9,287,259	10,971,860
G&A	17,866,222	15,684,410	17,383,408	19,385,942	20,923,840
EBIT	52,753,983	57,865,262	61,605,177	64,221,759	67,437,287
Other non-operating expense	2,000,000	-	-	-	-
Interest Expense	271,725	826,793	1,489,829	1,819,329	2,209,350
Pre-tax income	50,482,257	57,038,469	60,115,349	62,402,430	65,227,937
Taxes	15,348,108	15,390,177	15,609,290	16,544,123	17,113,905
Net Income	35,134,149	41,648,292	44,506,059	45,858,307	48,114,032
Net income growth %		18.5%	6.9%	3.0%	4.9%

33

Consolidated Balance Sheet

	2011	2012	2013	2014	2015

Cash	163,469,972	207,650,290	250,181,166	283,705,724	323,157,761
Receivables-Trade	67,256,431	79,891,823	90,925,235	101,463,722	109,858,635
Inventories	19,062,760	25,987,202	29,601,670	34,972,625	39,615,651
Advances to suppliers	12,055,022	12,594,133	14,138,003	15,613,190	17,004,616
Prepaid / Other Current Assets	1,350,153	2,164,900	2,164,900	2,164,900	2,164,900
Current Assets	263,194,338	328,288,347	387,010,974	437,920,161	491,801,563

Property	160,630,793	167,606,385	176,489,977	185,685,345	197,151,967
Accumulated Depreciation	-48,280,832	-60,359,002	-72,853,172	-84,163,342	-97,117,512
Net of Fixed assets	112,349,961	107,247,383	103,636,805	101,522,003	100,034,455
Intangibles assets, net	12,873,095	12,373,095	11,873,095	11,373,095	10,873,095
Goodwill	1,669,789	1,669,789	1,669,789	1,669,789	1,669,789
Investment	397,812,858	397,812,858	397,812,858	397,812,858	397,812,858
Other Long-Term Assets	9,078,795	8,278,795	8,278,795	8,278,795	8,278,795
Long Term Assets	533,784,498	527,381,920	523,271,342	520,656,540	518,668,992

ASSETS	796,978,836	855,670,267	910,282,316	958,576,701	1,010,470,555

Current Portion of LTD - loans	1,404,489	12,850,933	17,910,447	17,972,312	17,972,312
Trade Accounts Payable	9,002,873	13,434,067	17,159,162	18,617,221	21,318,182
Accrued Payables (Jinchuan)	11,200,808	12,030,254	12,805,819	13,117,946	13,847,342
Current Liabilities	21,608,170	38,315,254	47,875,428	49,707,479	53,137,836

Term Loan	7,727,300	7,077,300	6,427,300	5,777,300	5,127,300
Other Noncurrent Liabilities	14,661,011	14,661,011	14,661,011	14,661,011	14,661,011
Long Term Liabilities	22,388,311	21,738,311	21,088,311	20,438,311	19,788,311

Total liabilities	43,996,481	60,053,565	68,963,739	70,145,790	72,926,147

Common stock	228,596	228,596	228,596	228,596	228,596
Additional paid in capital	310,058,235	311,044,291	312,240,106	313,494,133	314,493,599
Retained Earnings	335,407,383	370,541,532	412,189,824	456,695,882	502,554,190
Year To Date Profit & Loss	35,134,149	41,648,292	44,506,059	45,858,307	48,114,032
Cumulative currency translation	72,153,993	72,153,993	72,153,993	72,153,993	72,153,993
Total Shareholder Equity	752,982,356	795,616,704	841,318,578	888,430,912	937,544,410

LIABILITIES/EQUITIES	796,978,837	855,670,268	910,282,317	958,576,702	1,010,470,556

34

Updated Financial Projections- November 25, 2011

The Company provided updated financial projections to the Special Committee and its financial advisors on November 25, 2011 (the “November 25, 2011 Projections”). This forecast reflected the inclusion of the results of operations of the Company’s Jiangsu facility into the consolidated projections for 2014 and 2015, based on the assuption that the Company would obtain the land use right in connection with this facility in late 2012 or early 2013, and would commence operations and generate revenues from this facility in 2014.

The full set of November 25, 2011 Projections is presented below:

Consolidated Income Statement

	2011	2012	2013	2014	2015
Volume shipped (Pounds)	81,643,859	87,035,700	95,756,000	130,084,400	139,861,780
Volume growth %		6.6%	10.0%	35.8%	7.5%
Gross Sales	285,549,764	358,211,090	417,919,751	540,841,169	599,701,614
Deductions	-782,272	-2,308,010	-2,661,050	-2,996,987	-3,286,220
Net Sales	284,767,492	355,903,080	415,258,701	537,844,182	596,415,394
Net sales growth %		25.0%	16.7%	29.5%	10.9%
Material Cost	188,636,780	239,181,538	286,917,562	372,218,999	415,932,754
Material Margin	96,130,712	116,721,541	128,341,139	165,625,183	180,482,640
Mfg L&O	19,591,823	35,351,312	41,032,494	51,447,451	58,131,900
Cost of Sales	208,228,603	274,532,850	327,950,056	423,666,450	474,064,654
Gross profit	76,538,889	81,370,229	87,308,645	114,177,732	122,350,740
Sales and Marketing	5,918,684	7,920,558	8,420,060	11,075,012	13,360,951
G&A	17,866,222	15,884,410	17,683,408	22,706,054	24,514,609
EBIT	52,753,983	57,565,262	61,205,177	80,396,666	84,475,180
Other non-operating expense	2,000,000	-	-	-	-
Interest Expense	271,725	826,793	1,489,829	1,819,329	2,320,350
Pre-tax income	50,482,257	56,738,469	59,715,349	78,577,337	82,154,830
Taxes	15,348,108	15,315,177	15,509,290	20,587,849	21,487,278
Net Income	35,134,149	41,423,292	44,206,059	57,989,488	60,667,551
Net income growth %		17.9%	6.7%	31.2%	4.6%

35

Consolidated Balance Sheet

	2011	2012	2013	2014	2015

Cash	163,469,972	147,425,290	127,428,732	138,105,667	194,663,116
Receivables-Trade	67,256,431	79,891,823	93,066,342	129,840,752	140,548,973
Inventories	19,062,760	25,987,202	31,687,998	45,614,011	51,124,528
Advances to suppliers	12,055,022	12,594,133	14,138,003	26,254,576	28,513,493
Prepaid / Other Current Assets	1,350,153	2,164,900	2,164,900	2,164,900	2,164,900
Current Assets	263,194,338	268,063,347	268,485,975	341,979,906	417,015,010

Property	160,630,793	227,606,385	296,489,977	313,390,345	324,856,967
Accumulated Depreciation	-48,280,832	-60,359,002	-74,853,172	-95,843,342	-117,253,112
Net of Fixed assets	112,349,961	167,247,383	221,636,805	217,547,003	207,603,855
Intangibles assets, net	12,873,095	12,373,095	11,873,095	11,373,095	10,873,095
Goodwill	1,669,789	1,669,789	1,669,789	1,669,789	1,669,789
Investment	397,812,858	458,812,858	518,812,858	552,812,858	552,812,858
Other Long-Term Assets	9,078,795	8,278,795	8,278,795	8,278,795	8,278,795
Long Term Assets	533,784,498	648,381,920	762,271,342	791,681,540	781,238,392

ASSETS	796,978,836	916,445,267	1,030,757,317	1,133,661,446	1,198,253,402

Current Portion of LTD - loans	1,404,489	12,850,933	17,910,447	17,972,312	17,972,312
Trade Accounts Payable	9,002,873	13,434,067	17,159,162	20,390,785	23,236,328
Accrued Payables (Jinchuan)	11,200,808	12,030,254	12,805,819	16,117,946	16,847,342
Current Liabilities	21,608,170	38,315,254	47,875,428	54,481,044	58,055,982

Term Loan	7,727,300	7,077,300	6,427,300	9,482,300	8,832,300
Other Noncurrent Liabilities	14,661,011	14,661,011	14,661,011	14,661,011	14,661,011
Long Term Liabilities	22,388,311	21,738,311	21,088,311	24,143,311	23,493,311

Total liabilities	43,996,481	60,053,565	68,963,739	78,624,355	81,549,293

Common stock	228,596	228,596	228,596	228,596	228,596
Additional paid in capital	310,058,235	372,044,291	433,240,106	468,494,133	469,493,599
Retained Earnings	335,407,383	370,541,532	411,964,824	456,170,882	514,160,370
Year To Date Profit & Loss	35,134,149	41,423,292	44,206,059	57,989,488	60,667,551
Cumulative currency translation	72,153,993	72,153,993	72,153,993	72,153,993	72,153,993
Total Shareholder Equity	752,982,356	856,391,704	961,793,578	1,055,037,092	1,116,704,109

LIABILITIES/EQUITIES	796,978,837	916,445,268	1,030,757,317	1,133,661,446	1,198,253,402

36

Updated Financial Projections- June 11, 2012

On June 11, 2012, the Company provided updated financial projections to the Special Committee and its financial advisors (the “June 2012 Projections”). The June 2012 Projections included actual results from January to May 2012 for the 2012 projections; however the remaining projections for 2013 through 2015 remained unchanged from the November 25 Financial Projections.

The full set of June 2012 Projections is presented below:

Consolidated Income Statement

	2012	2013	2014	2015
Volume shipped (Pounds)	82,933,700	95,756,000	130,084,400	139,861,780
Volume growth %	1.6%	15.5%	35.8%	7.5%
Gross Sales	345,084,690	417,919,751	540,841,169	599,701,614
Deductions	-2,308,010	-2,661,050	-2,996,987	-3,286,220
Net Sales	342,776,680	415,258,701	537,844,182	596,415,394
Net sales growth %	20.4%	21.1%	29.5%	10.9%
Material Cost	232,695,441	286,917,562	372,218,999	415,932,754
Material Margin	110,081,238	128,341,139	165,625,183	180,482,640
Mfg L&O	35,351,312	41,032,494	51,447,451	58,131,900
Cost of Sales	268,046,753	327,950,056	423,666,450	474,064,654
Gross profit	74,729,926	87,308,645	114,177,732	122,350,740
Sales and Marketing	7,720,558	8,420,060	11,075,012	13,360,951
G&A	19,705,292	17,683,408	22,706,054	24,514,609
EBIT	47,304,076	61,205,177	80,396,666	84,475,180
Interest Expense	826,793	1,489,829	1,819,329	2,320,350
Pre-tax income	46,477,283	59,715,349	78,577,337	82,154,830
Taxes	13,755,101	15,509,290	20,587,849	21,487,278
Net Income	32,722,182	44,206,059	57,989,488	60,667,551
Net income growth %	-6.9%	35.1%	31.2%	4.6%

37

Consolidated Balance Sheet

	2012	2013	2014	2015

Cash	138,724,180	118,727,623	129,404,558	185,962,007
Receivables-Trade	79,891,823	93,066,342	129,840,752	140,548,973
Inventories	25,987,202	31,687,998	45,614,011	51,124,528
Advances to suppliers	12,594,133	14,138,003	26,254,576	28,513,493
Prepaid / Other Current Assets	2,164,900	2,164,900	2,164,900	2,164,900
Current Assets	259,362,238	259,784,866	333,278,797	408,313,901

Property	227,606,385	296,489,977	313,390,345	324,856,967
Accumulated Depreciation	-60,359,002	-74,853,172	-95,843,342	-117,253,112
Net of Fixed assets	167,247,383	221,636,805	217,547,003	207,603,855
new investment, net
Intangibles assets, net	12,373,095	11,873,095	11,373,095	10,873,095
Goodwill	1,669,789	1,669,789	1,669,789	1,669,789
Investment	458,812,858	518,812,858	552,812,858	552,812,858
Other Long-Term Assets	8,278,795	8,278,795	8,278,795	8,278,795
Long Term Assets	648,381,920	762,271,342	791,681,540	781,238,392

ASSETS	907,744,158	1,022,056,208	1,124,960,337	1,189,552,293

Current Portion of LTD - loans	12,850,933	17,910,447	17,972,312	17,972,312
Trade Accounts Payable	13,434,067	17,159,162	20,390,785	23,236,328
Accrued Payables (Jinchuan)	12,030,254	12,805,819	16,117,946	16,847,342
Current Liabilities	38,315,254	47,875,428	54,481,044	58,055,982

Term Loan	7,077,300	6,427,300	9,482,300	8,832,300
Other Noncurrent Liabilities	14,661,011	14,661,011	14,661,011	14,661,011
Long Term Liabilities	21,738,311	21,088,311	24,143,311	23,493,311

Total liabilities	60,053,565	68,963,739	78,624,355	81,549,293

Common stock	228,596	228,596	228,596	228,596
Additional paid in capital	372,044,291	433,240,106	468,494,133	469,493,599
Retained Earnings	370,541,532	403,263,714	447,469,773	505,459,260
Year To Date Profit & Loss	32,722,182	44,206,059	57,989,488	60,667,551
Cumulative currency translation	72,153,993	72,153,993	72,153,993	72,153,993
Total Shareholder Equity	847,690,594	953,092,468	1,046,335,982	1,108,003,000

LIABILITIES/EQUITIES	907,744,159	1,022,056,207	1,124,960,337	1,189,552,293

38

Purposes and Reasons of the Buyer Group for the Merger

Under SEC rules governing “going-private” transactions, each member of the buyer group is deemed to be an affiliate of the Company and required to express its reasons for the merger to the unaffiliated stockholders. Each member of the buyer group is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. For the buyer group, the purpose of the merger is to enable Parent to acquire control of the Company, in a transaction in which the unaffiliated stockholders will receive $9.50 per share of Company common stock. After shares of Company common stock cease to be publicly traded, Parent will bear 100% of the rewards and risks of ownership of the Company. In addition, the merger will allow members of the buyer group to maintain their investments in the Company through their respective equity investments in Holdco, as described in this proxy statement under the section titled “Special Factors—Financing of the Merger—Rollover Financing,” and at the same time enable Mr. Fu to maintain a leadership role with the surviving company.

The buyer group believes that, after the Company becomes a privately-held entity, the Company’s management will have greater flexibility to focus on improving the Company’s long-term profitability without the constraints caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance. As a privately-held entity, the Company will have greater flexibility to make decisions that might negatively affect short-term results but that could increase the Company’s value over the long term. In contrast, as a publicly traded entity, the Company faces pressure from public stockholders and investment analysts to make decisions that might produce improved short-term results, but which are not necessarily beneficial in the long term.

As a privately-held entity, the Company will be relieved of many of the other expenses, burdens, and constraints imposed on companies that are subject to public reporting requirements under the federal securities laws of the United States, including the Exchange Act and the Sarbanes-Oxley Act of 2002. The need for the management of the Company to be responsive to the concerns of the unaffiliated stockholders and to engage in dialogue with the unaffiliated stockholders can also at times distract management’s time and attention from the effective operation and improvement of the business.

The buyer group decided to undertake the going-private transaction at this time because it wants to take advantage of the benefits to the Company of being a privately-held company as described above and because Holdco and Parent were able to obtain debt and equity financing commitments from CDB, Mr. Fu and affiliates of Abax in each case on terms satisfactory to the buyer group. The buyer group did not consider any other form of transaction because the buyer group believed the merger was the most direct and effective way to enable the buyer group to acquire 100% ownership and control of the Company.

Position of the Buyer Group Regarding the Fairness of the Merger

Under SEC rules governing “going-private” transactions, each member of the buyer group is deemed to be an affiliate of the Company and required to express its beliefs as to the fairness of the proposed merger to the unaffiliated stockholders. The buyer group is making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the buyer group as to the fairness of the proposed merger are not intended and should not be construed as a recommendation to any stockholder of the Company as to how to vote on the proposal to approve the merger agreement. The buyer group has interests in the merger that are different from those of the other stockholders of the Company by virtue of their continuing interests in the surviving company after the consummation of the merger. These interests are described under the section titled “Special Factors—Interests of Certain Persons in the Merger”.

The buyer group believes the interests of the unaffiliated stockholders were represented by the Special Committee, which negotiated the terms and conditions of the merger agreement with the assistance of its independent legal and financial advisors. The buyer group attempted to negotiate a transaction that would be most favorable to them, and not to the unaffiliated stockholders and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were substantively and procedurally fair to such unaffiliated stockholders. The buyer group did not participate in the deliberations of the Special Committee regarding, and did not receive any advice from the Special Committee’s independent legal counsel or financial advisors as to, the fairness of the proposed merger to the unaffiliated stockholders. The buyer group did not perform, or engage a financial advisor to perform, any independent valuation or other analysis for the buyer group to assist them in assessing the substantive and procedural fairness of the proposed merger to the unaffiliated stockholders.

39

Based on their knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Special Committee and the Company’s board of directors discussed in the section titled “Special Factors—Recommendation of the Special Committee and Board of Directors and Their Reasons for the Merger” of this proxy statement (which considerations and findings are adopted by the buyer group solely for the purposes of making the statements in this section), the buyer group believes the proposed merger is substantively fair to the unaffiliated stockholders based upon the following factors:

•	the current and historical market prices of the Company common stock, including the fact that the per share merger consideration to be paid to the unaffiliated stockholders represents a 37.3% premium over the 90-trading day volume-weighted average price as of June 22, 2012;

•	the Company common stock traded as high as $8.54 per share and as low as $4.59 per share during the 52-week period prior to the announcement of the execution of the merger agreement;

•	the merger consideration of $9.50 per share is payable entirely in cash, thus allowing the unaffiliated stockholders to realize liquidity and a determined value for their investment;

•	the members of the Special Committee are not officers or employees of the Company and do not have any interests in the proposed merger different from, or in addition to, those of the unaffiliated stockholders, other than the members’ receipt of board and Special Committee compensation (which are not contingent upon the consummation of the proposed merger or the Special Committee’s or the board’s recommendation of the proposed merger) and their indemnification and liability insurance rights under the merger agreement;

•	the Company’s board of directors, acting upon the unanimous recommendation of the Special Committee, determined that the merger agreement and the transactions contemplated by the merger agreement, including the proposed merger, are fair to the Company’s unaffiliated stockholders;

•	the proposed merger is not conditioned on any financing being obtained by Parent or Merger Sub, thus increasing the likelihood that the proposed merger will be consummated and the merger consideration will be paid to the unaffiliated stockholders;

•	Parent has entered into a facility agreement with CDB, pursuant to which CDB has agreed to provide debt financing, on the terms and conditions set forth in the facility agreement, in an aggregate amount up to $185 million, to fund the merger and pay certain fees and expenses contemplated by the facility agreement and the merger agreement;

•	affiliates of Abax have entered into an equity commitment letter pursuant to which they will purchase or cause the purchase of equity interests of Holdco, on terms and conditions set forth in the equity commitment letter, for an aggregate amount of $30 million, which will be used to fund the merger and pay certain fees and expenses contemplated by the merger agreement;

•	Mr. Fu has entered into an equity commitment letter pursuant to which he will purchase or cause the purchase of equity interests of Holdco, on terms and conditions set forth in the equity commitment letter, for an aggregate amount of $45 million, which will be used to fund the merger and pay certain fees and expenses contemplated by the merger agreement;

•	Mr. Fu has agreed to guarantee 82.4%, Abax Lotus Ltd. has agreed to guarantee 1.1%, and AGC Asia 6 Ltd. has agreed to guarantee 16.5% of the obligations of Parent under the merger agreement to pay, under certain circumstances, the Parent termination fee to the Company and reimburse certain expenses of the Company; and

•	the proposed merger will provide liquidity for the unaffiliated stockholders without incurring brokerage and other costs typically associated with market sales.

40

The buyer group did not consider the Company’s net book value, which is defined as total assets minus total liabilities, as a factor. The buyer group believes that net book value, which is an accounting concept based on historical costs, is not a material indicator of the value of the Company as a going concern, because it does not take into account the future prospects of the Company, market conditions, trends in the industry in which the Company conducts its business, or the business risks inherent in competing with other companies in the same industry.

The buyer group did not consider the Company’s liquidation value to be a relevant valuation method because they consider the Company to be a viable, going concern, and because the Company will continue to operate its business following the merger.

The buyer group did not establish, and did not consider, a going concern value for the Company common stock as a public company to determine the fairness of the proposed merger consideration to the unaffiliated stockholders. However, to the extent the pre-merger going concern value was reflected in the pre-announcement price of the Company common stock, the merger consideration of $9.50 per share represented a premium to the per share going concern value of the Company.

The buyer group is not aware of, and thus did not consider in its fairness determination, any offers or proposals made by any unaffiliated third parties with respect to a merger or consolidation of the Company with or into another company, a sale of all or a substantial part of the Company’s assets, or the purchase of the Company’s voting securities that would enable the holder to exercise control over the Company.

The buyer group did not receive any independent reports, opinions or appraisals from any outside party related to the proposed merger, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the merger to the unaffiliated stockholders.

The buyer group believes the proposed merger is procedurally fair to the unaffiliated stockholders based upon the following factors:

•	the Special Committee, consisting entirely of directors who are not officers or employees of the Company and who are not affiliated with the buyer group, was established and given absolute authority to, among other things, review, evaluate, and negotiate the terms of the proposed merger and to decide not to engage in the proposed merger;

•	the members of the Special Committee do not have any interests in the proposed merger different from, or in addition to, those of the unaffiliated stockholders, other than the members’ receipt of board and Special Committee compensation (which are not contingent upon the consummation of the proposed merger or Special Committee’s or board’s recommendation of the proposed merger) and their indemnification and liability insurance rights under the merger agreement;

•	while Mr. Fu is Chairman of the board of directors and Co-Chief Executive Officer of the Company, because of his participation in the transaction as described under the section captioned “Special Factors—Interests of Certain Persons in the Merger,” he did not serve on the Special Committee, nor did any member of the buyer group participate or have any influence over the deliberative process of, or the conclusions reached by, the Special Committee or the negotiating positions of the Special Committee;

•	the Special Committee retained and was advised by its independent legal and financial advisors who are experienced in advising committees such as the Special Committee in similar transactions;

•	the Special Committee and the Company’s board of directors had no obligation to recommend the approval of the merger agreement and the transactions contemplated thereby, including the merger, or any other transaction;

•	the merger was unanimously approved by the Special Committee;

•	the merger consideration and other terms and conditions of the merger agreement were the result of extensive negotiations over an extended period of time between Mr. Fu, Abax, Holdco, Parent, Merger Sub, and their legal and financial advisors, on the one hand, and the Special Committee and its legal and financial advisors, on the other hand;

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•	approval of the merger agreement is subject to the approval by holders of at least 60% of the combined voting power of the outstanding shares of Company common stock (not beneficially owned by the buyer group members or their affiliates), giving such unaffiliated stockholders a meaningful opportunity to consider and vote upon the approval of the merger agreement;

•	the Special Committee received from BofA Merrill Lynch, its independent financial advisor an opinion, dated June 26, 2012, as to the fairness, from a financial point of view, to the unaffiliated stockholders of the per share merger consideration of $9.50 to be received by Company unaffiliated stockholders in the proposed merger, based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken in preparing such opinion;

•	under the terms of the merger agreement, in certain circumstances prior to obtaining the requisite stockholder approvals of the merger, the Company is permitted to provide information to and participate in discussions or negotiations with persons making takeover proposals, and the board of directors of the Company is permitted to withdraw or modify its recommendation of the merger agreement; and

•	the ability of the Company to terminate the merger agreement (in accordance with the terms of the merger agreement) upon acceptance of a superior proposal.

The foregoing discussion of the information and factors considered and given weight by the buyer group in connection with their evaluation of the substantive and procedural fairness to the unaffiliated stockholders of the merger agreement and the transactions contemplated by the merger agreement, including the proposed merger, is not intended to be exhaustive, but is believed by the buyer group to include all material factors considered by them. The buyer group did not find it practicable to and did not quantify or otherwise attach relative weights to the foregoing factors in reaching their position as to the substantive and procedural fairness of the merger agreement and the proposed merger to the unaffiliated stockholders. Rather, the buyer group made the fairness determinations after considering all of the foregoing as a whole.

The buyer group believes these factors provide a reasonable basis for its belief that the proposed merger is both substantively and procedurally fair to the unaffiliated stockholders. This belief, however, is not intended to be and should not be construed as a recommendation by the buyer group to any stockholder of the Company as to how such stockholder should vote with respect to the approval of the merger agreement.

Nature of Business Conducted

We believe we are one of the world’s largest producers, based on manufacturing capacity, and a leading innovator of bimetallic wire products, principally copper-clad aluminum, or CCA, and copper-clad steel, or CCS, products. CCA and CCS conductors are generally used as a substitute for solid copper conductors in applications for which either cost savings or specific electrical or physical attributes are necessary. Relative to solid copper wire, our customized, engineered bimetallic wire products significantly reduce the amount of copper metal required to manufacture a conductor, and, because copper is expensive relative to aluminum and steel, our products significantly reduce conductor cost per unit length. Our bimetallic conductors combine the conductivity of copper with the light weight of aluminum or the ruggedness of steel to offer favorable end-use and cost characteristics, such as weight savings, increased flexibility of end-products, extended life, increased tensile strength, lower corrosion and oxidation and decreased theft risk, while delivering superior signal transmission capabilities in many applications. These benefits provide for greater ease of handling and installation, which reduce shipping and labor costs and limit waste, ultimately saving our customers money beyond our price advantage over solid copper products. We provide additional value through our innovative design and engineering and proprietary manufacturing processes, ultimately resulting in our superior product quality.

We sell bimetallic wire products to a diverse base of customers worldwide that operate primarily in the telecommunications, electrical utility, and transportation industries. Our products are sold to 429 customers in 40 countries and are marketed under the established “Copperweld®”, “Fushi TM ”, “4-Thought TM ” and “Hide TM ” brand names. We believe our customers view the Copperweld® brand as the premium choice for bimetallic products offered internationally. Our products become components in a wide variety of end-use products and are sold directly, or through either distributors or sales agents, to cable manufacturers. The PRC represents the largest market for our products, accounting for approximately 80% of our revenues for the year ended December 31, 2011, with North America, Europe and the rest of world representing 14%, 3%, and 3% of our revenues in this period, respectively. We continue our efforts to diversify our business to further reduce customer concentration.

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We operate six manufacturing facilities, of which two are located in Dalian, Liaoning, in the PRC, one in Yixing, Jiangsu, in the PRC, one in Fayetteville, Tennessee, in the U.S., one in Telford, England, in the U.K., and one in Liege, Belgium, in Europe. In 2010 we acquired Dalian Jinchuan Power Cable Co. (“Jinchuan”), a manufacturer of low and medium voltage power cable in Northeastern China, and Shanghai Hongtai Industrial Co., Ltd. (“Hongtai”), a bimetallic manufacturer of CCA and copper-clad aluminum magnesium (“CCAM”) in Southeast PRC. Our capacity and these acquisitions have allowed us to geographically optimize our capabilities, share technology and manufacturing best practices among our facilities, expand our product base to include higher value-added and higher margin products, and improve profitability and delivery by eliminating third party processors.

Plans for the Company after the Merger

After the effective time of the merger, Parent anticipates that the Company will continue its current operations, except that it will (i) cease to be a publicly traded company and will instead be a wholly owned subsidiary of Parent and (ii) have substantially more debt than it currently has. There are no current plans to repay the debt taken out to finance the merger, other than in accordance with the terms of the facility agreement. After the effective time of the merger, the directors of Merger Sub immediately prior to the effective time of the merger will become the directors of the Company, and the officers of the Company immediately prior to the effective time of the merger will remain the officers of the Company, in each case until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

Following consummation of the merger, Parent and Holdco will directly or indirectly own 100% of our outstanding common stock and will have a corresponding interest in our net book value and net earnings. The table below sets forth the interest in our net book value and net earnings of members of the buyer group other than Parent and Holdco.

All dollar figures in the chart immediately below are in thousands and rounded to the nearest dollar amount.

Ownership of the Company Prior to the Merger				Fully Diluted Ownership of the Company After the Merger
	Percentage Ownership	Net Earnings for fiscal year ended December 31, 2011	Net Book Value for fiscal year ended December 31, 2011	Percentage Ownership	Net Earnings for fiscal year ended December 31, 2011	Net Book Value for fiscal year ended December 31, 2011
Mr. Li Fu	4.8%	$1,538	$19,016	34.2%	$10,959	$135,489
Wise Sun	20.7%	$6,633	$82,007	41.4%	$13,267	$164,013
Ms. Xin Liu	2.9%	$929	$11,489	5.8%	$1,859	$22,978
Ms. Yuyan Zhang	0.5%	$160	$1,981	1.0%	$320	$3,962
Abax Lotus Ltd.	0.5%	$160	$1,981	1.1%	$353	$4,358
AGC Asia 6 Ltd.	0%	$0	$0	16.5%	$5,287	$65,367
Total	29.4%	9,420	116,474	100%	32,045	396,167

Financing of the Merger

The buyer group estimates that the total amount of funds necessary to consummate the merger and related transactions, including the payment of customary fees and expenses in connection with the merger, will be approximately $260 million. Parent and Merger Sub expect this amount to be provided through a combination of debt and equity financing. Neither Parent nor Merger Sub has entered into any alternative financing arrangements or alternative financing plans.

Debt Financing

On June 27, 2012, Parent entered into the facility agreement with CDB pursuant and subject to which CDB has agreed to provide the CDB Loan in an aggregate amount of up to $185 million, to fund the merger and pay certain fees and expenses contemplated by the facility agreement and the merger agreement.

Conditions to Financing. The funding of the CDB Loan is subject to the satisfaction or waiver of the following conditions:

•	receipt by CDB of the documentary conditions precedent required under Schedule 1 of the facility agreement;

•	no major default (as defined in the facility agreement) that is continuing or would result from the proposed borrowing;

•	all of the major representations (as defined in the facility agreement) being true;

•	receipt by CDB of a certified copy of the register of members of Parent evidencing that Holdco is the beneficial owner of the entire equity interest of Parent and that the shares of Parent issued to Holdco have been validly issued and fully paid up;

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•	receipt by CDB of (a) the relevant bank receipt evidencing the irrevocable wire transfers by Mr. Fu and affiliates of Abax to a bank account under the name of Parent or the paying agent under the merger agreement and evidence of any other funds acceptable to CDB, which together evidencing an aggregate amount of payments no less than the difference between the Total Commitment (as defined in the facility agreement) and the aggregate amount of the Acquisition Consideration (as defined in the facility agreement) and the total Transaction Costs (as defined in the facility agreement), (b) a copy of a resolution of the board of directors of Holdco distributing the aggregate amount contributed to Holdco by Mr. Fu and affiliates of Abax as a capital contribution to Parent, and (c) a copy of Parent’s instructions to Holdco, signed by an authorized signatory of Parent, directing Holdco to transfer such amount contributed to Mr. Fu and affiliates of Abax to the paying agent; and

•	receipt by CDB of a letter from Parent, signed by an authorized signatory of Parent, confirming that (a) all of the conditions precedent to the merger have been satisfied or waived in accordance with the terms of the merger agreement, and the articles of merger have been filed with the Secretary of State of the State of Nevada (and attaching the stamped articles of merger), (b) the merger agreement remains in full force and effect and has not been rescinded or repudiated by any party to it, and (c) the effective time of the merger has occurred.

Interest Rate. The interest rate of the CDB Loan is LIBOR plus 5.5% per annum at all times from and including date of utilization to and including the date of a listing (as defined in the facility agreement) and LIBOR plus 4.5% per annum at all times thereafter.

Prepayments and Amortization. Parent may, if it gives CDB not less than ten business days’ prior notice, prepay the whole or any part of the CDB Loan (but, if in part, the amount paid must be an amount that reduces the amount of the CDB Loan by at least $10 million). Parent is required to make a mandatory prepayment upon the occurrence of any of the following:

•	a listing (as defined in the facility agreement);

•	a change of control (as defined in the facility agreement);

•	a currency event (as defined in the facility agreement);

•	an unsuccessful listing (as defined in the facility agreement); or

•	the sale of all or substantially all of the assets of Parent and its subsidiaries, as a group, or of the Company and its subsidiaries, as a group (other than the merger).

Parent is required to repay $5 million on the first anniversary of the initial drawdown. Parent is subsequently required to pay 20% of the total outstanding principal amount of the CDB Loan on each of the second, third, fourth and fifth anniversaries of the initial drawdown, and the balance of the outstanding principal amount on the sixth anniversary of the initial drawdown. Parent does not currently have any plans or arrangements to refinance the CDB Loan.

Security. The obligations of Parent under the facility agreement will be secured by:

•	a personal guarantee and a deed of undertaking from Mr. Fu and Ms. Liu, Mr. Fu’s wife;

•	a personal guarantee from Mr. Pan Rong Feng, Mr. Fu’s agent and proxy in Japan;

•	a pledge of 100% of the equity interest of the Parent held by Holdco in favor of CDB;

•	a pledge of 100% of the equity interest of the surviving corporation held by Parent in favor of CDB; and

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•	a pledge of 100% of the equity interest of Fushi Kabushiki Kaisha held by Daifu Kabushiki Kaisha in favor of CDB.

Other Terms. The facility agreement contains customary representations and warranties and customary affirmative and negative covenants, including, among others, restrictions on indebtedness, disposal of assets, declaration of dividends and mergers and consolidations. The facility agreement also includes customary events of default.

Equity Financing

Chairman Equity Commitment. On June 28, 2012, Mr. Fu entered into an equity commitment letter with Holdco pursuant to which Mr. Fu committed, simultaneously with the closing of the merger, to purchase or cause the purchase of, at or immediately prior to the effective time, equity interests of Holdco (or one or more affiliates of Holdco organized to consummate the merger) for $45 million, which we refer to as the Chairman Equity Commitment. The Chairman Equity Commitment is conditioned upon the satisfaction or waiver by Parent of each of the conditions to Parent’s and Merger Sub’s obligations to effect the merger (other than those conditions that by their nature are to be satisfied at the closing of the merger) and the CDB Loan or alternative financing permitted under the merger agreement having been funded in accordance with the terms of the facility agreement or will be funded at the closing of the merger in accordance with the terms of the facility agreement, if the equity financing is funded at the closing of the merger.

In the event that Parent does not require the full amount of the Chairman Equity Commitment and the Abax Equity Commitment to consummate the merger, each such equity commitment is subject to reduction, on a pro rata basis, to a level sufficient to, in combination with the other financing arrangements contemplated by the merger agreement, consummate the transactions contemplated by the merger agreement, including the payment of customary fees and expenses in connection with the merger. The Chairman Equity Commitment will terminate automatically and immediately upon the earliest to occur of (a) the valid termination of the merger agreement in accordance with its terms, (b) the closing of the merger, at which time the obligation to fund the Chairman Equity Commitment will be discharged, provided that Mr. Fu has fully performed such obligation, (c) the Company or any of its affiliates asserting a claim against Mr. Fu or any non-recourse party (as defined in the limited guarantee) in connection with Mr. Fu’s equity commitment letter, the merger agreement, the limited guarantee, or any of the transactions contemplated in those documents, other than (i) a claim against Mr. Fu under the limited guarantee (including retained claims (as defined in the limited guarantee)) or (ii) seeking specific performance to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Chairman Equity Commitment in accordance with, and subject to, the limitations contained in, the second, and third sentences of section 9.10 of the merger agreement, and (d) the termination date, if the closing of the merger does not occur by such date.

Abax Equity Commitment. On June 28, 2012, Abax Lotus Ltd. and AGC Asia 6 Ltd. entered into an equity commitment letter with Holdco pursuant to which Abax Lotus Ltd. and AGC Asia 6 Ltd. committed, simultaneously with the closing of the merger, to purchase or cause the purchase of, at or immediately prior to the effective time, equity interests of Holdco (or one or more affiliates of Holdco organized to consummate the merger) for $30 million, which we refer to as the Abax Equity Commitment. The Abax Equity Commitment is conditioned upon the satisfaction or waiver by Parent of each of the conditions to Parent’s and Merger Sub’s obligations to effect the merger (other than those conditions that by their nature are to be satisfied at the closing of the merger) and the CDB Loan or alternative financing permitted under the merger agreement having been funded in accordance with the terms of the facility agreement or will be funded at the closing of the merger in accordance with the terms of the facility agreement, if the equity financing is funded at the closing of the merger.

In the event that Parent does not require the full amount of the Chairman Equity Commitment and Abax Equity Commitment to consummate the merger, each such equity commitment is subject to reduction, on a pro rata basis, to a level sufficient to, in combination with the other financing arrangements contemplated by the merger agreement, consummate the transactions contemplated by the merger agreement, including the payment of customary fees and expenses in connection with the merger. The Abax Equity Commitment will terminate automatically and immediately upon the earliest to occur of (a) the valid termination of the merger agreement in accordance with its terms, (b) the closing of the merger, at which time the obligation to fund the Abax Equity Commitment will be discharged, provided that Abax Lotus Ltd. and AGC Asia 6 Ltd. have fully performed such obligation, (c) the Company or any of its affiliates asserting a claim against Abax Lotus Ltd., AGC Asia 6 Ltd., or any non-recourse party (as defined in the limited guarantee) in connection with Abax Lotus Ltd. and AGC Asia 6 Ltd.’s equity commitment letter, the merger agreement, the limited guarantee or any of the transactions contemplated in those documents, other than (i) a claim against Abax Lotus Ltd. and AGC Asia 6 Ltd. under the limited guarantee (including retained claims (as defined in the limited guarantee)) or (ii) seeking specific performance to cause Holdco, Parent, and/or Merger Sub to draw down the proceeds of the Abax Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of section 9.10 of the merger agreement, and (d) the termination date, if the closing of the merger does not occur by such date.

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Rollover Transactions . On June 28, 2012, Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. entered into a contribution agreement with Parent and Holdco pursuant to which Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. collectively committed to contribute, immediately prior to the consummation of the merger, an aggregate of 11,240,206 shares of Company common stock to Parent (the equivalent of a $106,781,957 investment based upon the per share merger consideration of $9.50) in exchange for newly issued shares of Holdco.

Limited Guarantee

On June 28, 2012, Mr. Fu, Abax Lotus Ltd. and AGC Asia 6 Ltd. entered into a limited guarantee with the Company pursuant to which each of Mr. Fu, Abax Lotus Ltd., and AGC Asia 6 Ltd. has agreed to guarantee 82.4%, 1.1%, and 16.5%, respectively, of the obligations of Parent under the merger agreement to pay, under certain circumstances, the $22 million Parent termination fee to the Company and reimburse certain costs and expenses (including reasonable attorney’s fees) incurred by the Company in connection with a Company lawsuit that results in a judgment against Parent to recover such Parent termination fee. Each of Mr. Fu, Abax Lotus Ltd., and AGC Asia 6 Ltd. has also agreed to guarantee 82.4%, 1.1%, and 16.5%, respectively, of the obligations of Parent and Merger Sub under the merger agreement to reimburse reasonable and documented out-of-pocket costs incurred by the Company in connection with the cooperation provided by the Company to the buyer group in connection with the buyer group's debt financing.

Voting Agreement

Concurrently with the execution of the merger agreement, Parent, Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd., entered into a voting agreement with the Company under which they have agreed to, among other things, vote an aggregate of 11,240,206 shares of Company common stock beneficially owned by them, constituting approximately 29.4% of the Company’s outstanding shares in favor of approval of the merger agreement. Each stockholder who is a party to the agreement has granted to Parent an irrevocable proxy to vote their shares. The proxy granted automatically expires upon the termination of the voting agreement. The voting agreement will terminate upon the earliest of (i) the effective time of the merger, (ii) the termination of the merger agreement in accordance with its terms, and (iii) the written agreement of Parent and the Company (at the Special Committee’s recommendation) to terminate the voting agreement.

Closing and Effective Time of the Merger

The closing of the merger will take place on the second business day following the satisfaction or waiver in accordance with the merger agreement of all of the conditions to closing of the merger (described under the section titled “The Merger Agreement—Conditions to the Merger” below) (other than the conditions that by their terms cannot be satisfied until the closing of the merger, but subject to satisfaction or waiver of those conditions).

The effective time of the merger will occur upon the filing of the articles of merger with the Secretary of State of the State of Nevada (or at such later date and time as we and Parent may agree and specify in the articles of merger).

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Payment of Merger Consideration and Surrender of Stock Certificates

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time will no longer be outstanding and will be cancelled and cease to exist and will be converted automatically into the right to receive the merger consideration of $9.50 in cash, without interest, other than shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any wholly owned subsidiary of the Company. No merger consideration will be paid for shares owned by members of the buyer group that are contributed to Parent as part of the rollover transactions.

Exchange and Payment Procedures

Prior to the effective time of the merger, Parent will enter into an agreement with a paying agent to receive the merger consideration. At or prior to the effective time of the merger, Holdco or Parent will deposit, or will cause to be deposited, with the paying agent sufficient funds to make payment of the merger consideration to the Company’s stockholders. With respect to shares of Company common stock held by The Depository Trust Company, or DTC, the paying agent will transmit to DTC an amount in cash in immediately available funds equal to the number of shares of Company common stock held of record by DTC immediately prior to the effective time of the merger multiplied by the per share merger consideration.

Promptly, and in any event not later than the second business day after the effective time of the merger, each record holder, as of the effective time of the merger, of a certificate or certificates representing outstanding shares of Company common stock will be sent a letter of transmittal describing how it may exchange its certificated shares of Company common stock for the per share merger consideration. Promptly, and in any event not later than the second business day after the effective time of the merger, each record holder of uncertificated shares of Company common stock represented by book-entry will be sent an amount in cash equal to the product of the number of book-entry shares of Company common stock held by such holder multiplied by the per share merger consideration.

Payment for shares transferred after the record date

If payment of the merger consideration is made to a person other than the person to whom the surrendered certificate or book-entry share is registered, it is a condition of payment that the surrendered certificate or book-entry share is properly transferred and the person requesting payment will have paid all transfer and other taxes that may be required.

Interests of Certain Persons in the Merger

In considering the recommendation of the Special Committee and our board of directors with respect to the merger and the merger agreement, you should be aware that certain of our directors, executive officers, and employees, and certain of our stockholders who are members of the buyer group have interests in the transaction that are different from, and/or in addition to, the interests of our stockholders generally.  The Company’s board of directors and Special Committee were aware of such interests and considered them, among other matters, in reaching their decisions to approve the merger, and to approve the merger agreement and the other transactions contemplated thereby, and to recommend that our stockholders vote in favor of approval of the merger agreement.

Interests of Continuing Stockholders

Following the merger and the rollover transactions, Mr. Fu, our Chairman and Co-Chief Executive Officer, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. will indirectly hold approximately 9.4%, 41.4%, 5.9%, 0.9% and 1.1%, respectively, of the fully diluted equity of Holdco as a result of the contribution of the Rollover Shares. Holdco owns 100% of Parent, which will own 100% of the Company immediately following the completion of the merger.  Affiliates of Abax will hold 16.5% of the fully diluted equity interest of Holdco following the equity investment pursuant to the Abax Equity Commitment, and Mr. Fu will hold an additional 24.8% of the fully diluted equity interest of Holdco following the equity investment pursuant to the Chairman Equity Commitment.  Because of the indirect equity ownership of these continuing stockholders in Parent, each of them will enjoy the benefits from any future earnings and growth of the Company after the merger which, if the Company is successfully managed, could exceed the value of their original investments in the Company, including the amount paid by Parent as merger consideration to the Company’s stockholders who are not members of the buyer group.  These continuing stockholders will also bear the corresponding risks of any possible decreases in the future earnings, growth, or value of the Company, and they will have no certainty of any future opportunity to sell their shares in Parent at an attractive price, or that any dividends paid by Parent will be sufficient to recover their investment.

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The merger may provide additional means to enhance stockholder value for the continuing stockholders, including improved profitability due to the elimination of the expenses associated with public company reporting and compliance, increased flexibility and responsiveness in management of the business to achieve growth and respond to competition without the restrictions of short-term earnings comparisons, and additional means for making liquidity available to them, such as through dividends or other distributions.

Stock Options and Restricted Shares

Parent will not assume any Company stock options in connection with the merger. Immediately prior to the effective time of the merger, each then-outstanding option to purchase shares of our common stock granted under any equity plan, whether or not vested or exercisable, will become fully vested and exercisable (contingent upon the occurrence of the merger) and will be converted into the right to receive, and we will pay to each such individual holder, at or promptly after the effective time of the merger, an amount in cash equal to the product of (i) the excess, if any, of the merger consideration of $9.50 per share over the applicable exercise price per share of such stock option and (ii) the number of shares of our common stock such holder could have purchased had such holder exercised such stock option in full immediately prior to the effective time of the merger.

The table below sets forth, as of October 18, 2012, (i) the number of shares subject to Company stock options held by each of our current directors and executive officers and one former director, and (ii) the cash payment that may be made in respect of such Company stock options upon completion of the merger, calculated by multiplying (a) the excess of $9.50 over the per share exercise price of each such stock option by (b) the number of shares subject to such Company stock options. All dollar amounts are gross amounts and do not reflect deductions for income taxes and other withholdings. The information assumes that all such Company stock options remain outstanding on the closing date of the merger.

Directors and Senior Executives	No. of Shares Underlying Company Stock Options	Exercise Price	Resulting Consideration in the Form of Cash
Li Fu	15,250	$4.95	$69,388
Jiping Hua	2,500	$4.95	$11,375
Joseph J. Longever	200,000	$7.93	$314,000
Jack Perkowski	2,500	$4.95	$11,375
Barry Raeburn (1)	2,500	$4.95	$11,375
Wenbing Christopher Wang	12,500	$4.95	$56,875
Wenbing Christopher Wang	30,000	$8.61	$26,700

(1) Mr. Raeburn did not stand for re-election at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), and he ceased being a director of the Company on June 28, 2012, the date of the Annual Meeting.

Immediately prior to the effective time of the merger, each then-outstanding restricted share granted under any equity plan of the Company, will vest in full, contingent upon the occurrence of the merger (and all restrictions thereon will immediately lapse), and be converted into the right to receive at the effective time an amount in cash equal to $9.50. The table below sets forth, as of October 18, 2012 the number of nonvested restricted shares granted under any equity plan of the Company to our directors and executive officers and the resulting consideration in the form of cash. All dollar amounts are gross amounts and do not reflect deductions for income taxes and other withholdings.

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Directors and Senior Executives	No. of Restricted Shares	Resulting Consideration in the Form of Cash
Joseph L. Longever	30,000	$285,000
Craig Studwell	24,000	$228,000

Severance Arrangements

On November 8, 2005, Mr. Fu entered into an employment agreement with the Company (the “Fu Employment Agreement”), which provided that Mr. Fu would serve as the Chief Executive Officer. The term of the Fu Employment Agreement is ten years, unless terminated earlier as set forth in the Fu Employment Agreement. Mr. Fu’s salary during the term shall be $240,000 per year and may be increased at the discretion of the compensation committee of our board of directors. The Company shall determine in its sole discretion to pay Mr. Fu any bonus amount above the salary set forth above. The Company may terminate Mr. Fu’s employment without cause but, in the event of such termination, the Company shall pay to Mr. Fu a lump sum equal to all remaining salary payments due under the Fu Employment Agreement for the period beginning on the date of termination and ending on the last day of the term. For purposes of calculating this severance payment, it shall be assumed that the salary will increase by 20% on each anniversary of the effective date, starting from the date of termination. The severance payment shall be payable to Mr. Fu within ten business days of the date of termination. The Fu Employment Agreement also contains covenants regarding non-competition and non-disclosure.

On November 23, 2009, Mr. Joseph Longever entered into an Executive Employment Agreement with the Company (the “Longever Employment Agreement”), which provided that Mr. Longever would serve as the Co-Chief Executive Officer. In accordance with the Longever Employment Agreement, the initial term of employment is five years, unless terminated earlier, and shall be automatically extended for additional one-year periods upon the same terms and conditions unless a written notice of non-renewal is given by either party at least ninety (90) days before the expiration date of the then current term. Mr. Longever will receive an annual salary of no less than $225,000 per year, such salary to increase at the discretion of our board of directors. In addition to Mr. Longever’s annual base salary, he shall be entitled to participate in an annual cash bonus plan and equity incentive plans sponsored by the Company as may be established from time to time. If Mr. Longever is terminated without Cause (as defined in the Longever Employment Agreement, but which definition includes occurrence of certain events within 30 days prior to or 12 months following the effective date of a Change in Control (as defined in the Longever Employment Agreement)) or Mr. Longever terminates the Longever Employment Agreement for Good Reason (as defined in the Longever Employment Agreement), and Mr. Longever executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Longever shall be entitled to receive (1) a lump sum cash payment in the amount of any accrued but unpaid salary as of his date of termination, (2) a lump sum cash payment equal to any accrued and unpaid bonus for any prior fiscal year, and (3) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Longever during the preceding three fiscal years; Mr. Longever is also entitled to continued medical and life insurance benefits for a period of six months following the date of termination. In the event of termination without Cause, Mr. Longever has a duty to mitigate the Company’s obligations to him, and any amounts earned by Mr. Longever during the six months following termination shall serve as an offset to the amounts due to him by the Company; there is no such duty to mitigate or offset the Company’s obligations in the event of resignation for Good Reason. In the event that Mr. Longever is terminated for Cause upon thirty days prior written notice, the Company shall pay him any accrued and unpaid salary and any accrued and unpaid bonus for any prior fiscal year.

On July 22, 2008, Mr. Wenbing Christopher Wang entered into an employment agreement with the Company (the “Wang Employment Agreement”), which provided that Mr. Wang would serve as the President and Chief Financial Officer of the Company. The initial two-year term of the Wang Employment Agreement was automatically extended for an additional two-year period. Mr. Wang’s base salary is no less than $200,000 per year, which salary may be increased at the discretion of our board of directors but in no event shall be decreased. If Mr. Wang is terminated without Cause (as defined in the Wang Employment Agreement) or Mr. Wang terminates the Wang Employment Agreement for Good Reason (as defined in the Wang Employment Agreement), and Mr. Wang executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Wang shall be entitled to receive (1) a lump sum cash payment in the amount of any accrued but unpaid salary as of his date of termination, (2) a lump sum cash payment equal to any accrued and unpaid bonus for any prior fiscal year, (3) a lump sum cash payment equal to the pro rata amount of any bonus payable with respect to the fiscal year in which termination occurs and (4) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Wang during the preceding three fiscal years; Mr. Wang is also entitled to continued medical and life insurance benefits for a period of six months following the date of termination. In the event that Mr. Wang is terminated for Cause upon thirty days prior written notice, the Company shall pay him any accrued and unpaid salary and any accrued and unpaid bonus for any prior fiscal year.

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On October 19, 2010, Mr. Craig H. Studwell entered into an Executive Employment Agreement with the Company (the “Studwell Employment Agreement”), which provided that Mr. Studwell would serve as the Executive Vice President, Chief Financial Officer, for a three-year term. Mr. Studwell’s base salary shall be no less than $180,000 per year, which salary may be increased at the discretion of the compensation committee of our board of directors. The compensation committee of our board of directors shall review Mr. Studwell’s compensation at least on an annual basis. If Mr. Studwell is terminated without Cause (as defined in the Studwell Employment Agreement) or Mr. Studwell terminates the Studwell Employment Agreement for Good Reason (as defined in the Studwell Employment Agreement) and Mr. Studwell executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Studwell shall be entitled to receive a lump sum cash payment in the amount of (i) any accrued but unpaid salary as of his date of termination within thirty days of the termination, (ii) any accrued and unpaid bonus for any prior fiscal year, and (iii) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Studwell during the preceding three fiscal years, and such sum shall be payable in six substantially equal monthly payments. Mr. Studwell is also entitled to continued medical and life insurance benefits for a period of six months following the date of termination. In the event that Mr. Studwell is terminated for Cause upon thirty days prior written notice, the Company shall pay him any accrued and unpaid salary and any accrued and unpaid bonus for any prior fiscal year.

Directors’ and Officers’ Indemnification and Insurance

We are required to (and if we are unable to do so, Parent will cause the surviving corporation to) obtain and fully pay the premium for a six-year extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies. Such policies must be obtained from an insurance carrier with the same or better credit rating as our current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance and must have terms, conditions, retentions and limits of liability that are no less favorable, in the aggregate, than our existing policies. This obligation is subject to a cap of 300% of the annual premium amount we are currently paying for such insurance. Please see the section titled “The Merger Agreement—Indemnification and Insurance.”

The Special Committee

On November 3, 2010, our board of directors established the Special Committee, composed of Messrs. Jack Perkowski, Barry Raeburn and Feng Bai, to consider the November 2010 Proposal and to take any actions it deemed appropriate to assess the fairness and viability of the November 2010 Proposal. Other than (i) their receipt of board and Special Committee compensation (as described below), neither of which is contingent upon the consummation of the merger or the Special Committee’s or board’s recommendation of the merger, (ii) the indemnification and liability insurance rights under the merger agreement, and (iii) any receipt of merger consideration for shares of the Company owned by the members of the Special Committee or any cash payment that may be made in respect of stock options held by members of the Special Committee upon completion of the merger, none of the members of the Special Committee has a financial interest in the proposed merger or any of transactions contemplated thereby and none of them is related to any member of the buyer group. Our board of directors did not place any limitations on the authority of the Special Committee regarding its investigation and evaluation of the proposed transaction.

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We have compensated, and will continue to compensate, the members of the Special Committee in exchange for their service in such capacity. Jack Perkowski, as Chairman of the Special Committee, received a $100,000 retainer. Each of Feng Bai and Barry Raeburn received a $70,000 retainer. In addition, the Company has agreed to pay members of the Special Committee $1,000 for each meeting attended by such member. In addition to the retainers totalling $240,000 paid to the members of the Special Committee, as of the date of this proxy statement, the Company has paid an aggregate of $71,000 to members of the Special Committee for the meetings to-date attended by members of the Special Committee, comprised of $25,000 paid to Jack Perkowski for 25 meeting attended, $22,000 paid to Feng Bai for 22 meeting attended and $24,000 paid to Barry Raeburn for 24 meetings attended.

Position with the Company Following Consummation of the Merger

After completion of the merger, Mr. Fu expects to continue to serve as chairman of the board of directors and co-chief executive officer of the Company. It is anticipated that the current executive officers will continue to serve as the executive officers of the Company. The directors of Merger Sub immediately prior to the merger will become the directors of the Company after the effective time and will hold office until their respective successors and assigns are duly elected and qualified, or their earlier death, resignation or removal.

Total Consideration for Our Common Stock

Our directors and executive officers, other than those who are members of the buyer group, will receive the same per share merger consideration for their shares of our common stock in the merger as all of our other stockholders. The estimated aggregate amount of consideration that will be received in the merger by our directors and executive officers who are not members of the buyer group, for their shares and Company stock options is as set forth below.

Name	Consideration for Common Stock & Stock Options
Joseph J. Longever	$789,000
Craig H. Studwell	$285,000
Wenbing Christopher Wang	$2,344,200
Jack Perkowski	$83,500
Feng Bai	$83,500
Jiping Hua	$79,912
$3,665,112

Compensation in Connection with the Merger

The information below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each “named executive officer” of the Company that is based on or otherwise relates to the merger. The compensation payable by the Company is subject to a non-binding advisory vote of the Company’s stockholders, as described in the section titled “Advisory Vote on Compensation in Connection with the Merger,” beginning on page 95. Other than the compensation payable to Messrs. Fu, Wang, Longever and Studwell set forth in the table below, none of the other “named executive officers” of the Company is receiving compensation that is based on or otherwise relates to the merger.

The following table sets forth the cash compensation that may be paid by the Company to our named executive officers following the merger in connection therewith.

Name	Cash ($)		Equity ($)		Pension/ NQDC ($)	Perquisites/ Benefits ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Li Fu	-		277,550	(1)	-	-	-	-	277,550
Wenbing Christopher Wang	-		2,344,200	(2)(3)	-	-	-	-	2,344,200
Joseph J. Longever	562,166	(4)(5)	789,000	(6)	-	-	-	-	1,351,166
Craig H. Studwell	300,000	(7)	285,000	(8)	-	-	-	-	585,000

(1) In January 2009, Mr. Fu was granted a stock option to purchase 61,000 shares at an exercise price of $4.95 per share. On March 30, 2012, June 28, 2012 and September 25, 2012, Mr. Fu exercised options to purchase 15,250 shares at an exercise price of $4.95 per share, respectively. Immediately prior to the effective time of the merger, Mr. Fu’s options to acquire Company common stock will be automatically cancelled and converted into the right to receive an amount in cash (without interest, and subject to deduction for any required compensation-related withholding tax) equal to the product of (i) the excess of $9.50, the merger consideration, over the exercise price per share of his option and (ii) the number of shares subject to his option.

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(2) In January 2009, Mr. Wang was granted a stock option to purchase 50,000 shares at an exercise price of $4.95 per share and, in January 2010, he was granted a stock option to purchase 30,000 shares at an exercise price of $8.61 per share. On March 30, 2012, June 28, 2012 and September 25, 2012, Mr. Wang exercised options to purchase 12,500 shares at an exercise price of $4.95 per share, respectively. In January 2010, Mr. Wang was granted 20,000 nonvested restricted shares, all of which are currently vested. Immediately prior to the effective time of the merger, (1) Mr. Wang’s options to acquire Company common stock will be automatically cancelled and converted into the right to receive an amount in cash (without interest, and subject to deduction for any required compensation-related withholding tax) equal to the sum of the products of (i) the excess of $9.50, the merger consideration, over the exercise price per share of each option and (ii) the number of shares subject to such option and (2) Mr. Wang’s nonvested restricted shares will vest in full (and all restrictions thereon will automatically lapse) and will be converted into the right to receive an amount in cash equal to $9.50 per share.

(3) Includes 200,000 shares of Company common stock which, at the effective time of the merger, will be converted into the right to receive $9.50 per share in cash.

(4) It has been the practice that the compensation committee of our board of directors approves, on an annual basis, the grant of long-term incentive equity awards to executive officers, which awards are primarily based upon the individual performance of the executive and, to a lesser extent, Company performance. On March 26, 2012, the compensation committee of our board of directors determined to grant Mr. Longever a $400,000 cash bonus for 2012, in lieu of an equity award, 50% payable upon award and 50% payable by year end or upon an earlier change in control of the Company.

(5) Pursuant to the Longever Employment Agreement, if Mr. Longever is terminated without Cause (as defined in the Longever Employment Agreement, but which definition includes occurrence of certain events within 30 days prior to or 12 months following the effective date of a Change in Control (as defined in the Longever Employment Agreement)) or Mr. Longever terminates the Longever Employment Agreement for Good Reason (as defined in the Longever Employment Agreement), and Mr. Longever executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Longever shall be entitled to receive (1) a lump sum cash payment in the amount of any accrued but unpaid salary as of his date of termination, (2) a lump sum cash payment equal to any accrued and unpaid bonus for any prior fiscal year, and (3) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Longever during the preceding three fiscal years.

(6) In November 2009, Mr. Longever was granted a stock option to purchase 200,000 shares at an exercise price of $7.93 per share and 50,000 nonvested restricted shares (20,000 of these shares have vested and 30,000 remain unvested). Immediately prior to the effective time of the merger, (1) Mr. Longever’s options to acquire Company common stock will be automatically cancelled and converted into the right to receive an amount in cash (without interest, and subject to deduction for any required compensation-related withholding tax) equal to the product of (i) the excess of $9.50, the merger consideration, over the exercise price per share of his option and (ii) the number of shares subject to his option and (2) Mr. Longever’s nonvested restricted shares will vest in full (and all restrictions thereon will automatically lapse) and will be converted into the right to receive an amount in cash equal to $9.50 per share.

(7) It has been the practice that the compensation committee of our board of directors approves, on an annual basis, the grant of long-term incentive equity awards to executive officers, which awards are primarily based upon the individual performance of the executive and, to a lesser extent, Company performance. On March 26, 2012, the compensation committee of our board of directors determined to grant Mr. Studwell a $300,000 cash bonus for 2012, in lieu of an equity award, 50% payable upon award and 50% payable by year end or upon an earlier change in control of the Company.

(8) In October 2010, Mr. Studwell was granted 30,000 nonvested restricted shares, of which 6,000 are currently vested. Immediately prior to the effective time of the merger, Mr. Studwell’s nonvested restricted shares will vest in full (and all restrictions thereon will automatically lapse) and will be converted into the right to receive an amount in cash equal to $9.50 per share.

Estimated Fees and Expenses

Fees and expenses incurred or to be incurred by the Company and the buyer group in connection with the merger are estimated at the date of this proxy statement to be as follows:

Description	Amount

Financing fees and expenses and other professional fees	$34,911,142
Legal fees and expenses	$9,084,343
Special Committee fees	$353,000
Miscellaneous (including accounting fees, filing fees, printer, proxy solicitation and mailing costs, and paying agent fees and expenses)	$171,047
Total	$44,519,532

These expenses will not reduce the merger consideration to be received by unaffiliated stockholders. If the merger is consummated, the party incurring any costs and expenses in connection with the merger and the merger agreement shall pay such costs and expenses.

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Certain Material PRC Tax Consequences of the Merger for U.S. Holders

The following is a summary of certain material PRC tax consequences of the merger to beneficial owners of our common stock who are U.S. holders (as defined below in the section titled “Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders”).

Under the Enterprise Income Tax Law of the PRC (“EIT Law”), enterprises are classified as “resident enterprises” and “non-resident enterprises.” Pursuant to the EIT Law and its implementing rules, enterprises established outside the PRC whose “de facto management bodies” are located in the PRC are considered “resident enterprises” and subject to the uniform 25% enterprise income tax rate on worldwide income. According to the implementing rules of the EIT Law, “de facto management body” refers to a managing body that in practice exercises overall management control over the production and business, personnel, accounting and assets of an enterprise. Circular 82, “Issues Concerning the Identification of China–Controlled Overseas-Incorporated Enterprises as Resident Enterprises on the Basis of the Standard of De Facto Management Bodies,” issued by the State Administration of Taxation (“SAT”), provides that an overseas incorporated enterprise that is controlled domestically will be recognized as a “tax-resident enterprise,” if it satisfies all of the following conditions: (i) the senior management responsible for daily production/business operations are primarily located in the PRC, and the location(s) where such senior management execute their responsibilities are primarily in the PRC; (ii) strategic financial and personnel decisions are made or approved by organizations or personnel located in the PRC; (iii) major properties, accounting ledgers, company seals and minutes of board meetings and stockholder meetings, etc., are maintained in the PRC; and (iv) 50% or more of the board members with voting rights or senior management habitually reside in the PRC.

Given the relatively recent enactment of the EIT Law and lack of applicable legal precedent, it remains unclear how the PRC tax authorities will determine the PRC tax resident status of a company organized under the laws of a foreign (non-PRC) jurisdiction, such as the Company. If the PRC tax authorities determine that we are a “resident enterprise” for PRC enterprise income tax purposes, gains realized by investors that are not tax residents of the PRC, including U.S. holders (“non-resident investors”), may be treated as income derived from sources within the PRC. In such event, any such gain derived by such investors on the sale or transfer of our common stock, including pursuant to the merger, may be subject to income tax under the PRC tax laws. Under the EIT Law and its implementing rules, non-resident investors that are enterprises (but not individuals) and that (i) do not have an establishment or place of business in the PRC or (ii) have an establishment or place of business in the PRC but the relevant income is not effectively connected with the establishment or place of business, generally may be subject to a 10% PRC income tax on any gain realized on the sale or transfer of our common stock, including pursuant to the merger, if such gain is regarded as income derived from sources within the PRC.

Additionally, if we are determined to be a resident enterprise under the EIT Law, under the PRC Individual Income Tax Law and its implementing rules, any gain realized on the sale or transfer of our common stock, including pursuant to the merger, by non-resident investors who are individuals may be subject to a 20% PRC income tax if such gain is regarded as income derived from sources within the PRC.

Accordingly, if non-resident investors, as described under the PRC tax laws (including U.S. holders), realize any gain from the sale or transfer of our common stock pursuant to the merger, and if such gain were considered as PRC-sourced income, such non-resident investors may be responsible for paying the applicable PRC income tax on the gain from the sale or transfer of our common stock. Under the PRC tax laws, however, we would not have an obligation to withhold PRC income tax in respect of the gains that non-resident investors (including U.S. holders) may realize from the sale or transfer of our common stock pursuant to the merger.

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Moreover, SAT Circular Guoshuihan No. 698 (“Circular 698”) reinforces the taxation of certain equity transfers by non-resident investors through overseas holding vehicles. Circular 698 addresses indirect equity transfers as well as other issues. According to Circular 698, where a non-resident investor who indirectly holds equity interests in a PRC resident enterprise through a non-PRC offshore holding company indirectly transfers equity interests in a PRC resident enterprise by selling the equity interests of the offshore holding company, and the latter is located in a country or jurisdiction where the actual tax burden is less than 12.5% or where the offshore income of its residents is not taxable, the non-resident investor is required to provide the PRC tax authority in charge of that PRC resident enterprise with certain relevant information within 30 days from the date of the execution of the equity transfer agreement. The tax authorities in charge will evaluate the offshore transaction for tax purposes. In the event that the tax authorities determine that such transfer is abusing forms of business organization, and a reasonable commercial purpose for the offshore holding company other than the avoidance of PRC income tax liability is lacking, the PRC tax authorities will have the power to re-assess the nature of the equity transfer under the doctrine of substance over form. If the SAT’s challenge of a transfer is successful, it may deny the existence of the offshore holding company that is used for tax planning purposes and subject the non-resident investor to PRC tax on the capital gain from such transfer. Circular 698 also provides that where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income from the transaction. Since Circular 698 has a short history, its application is uncertain. A non-resident investor may become at risk of being taxed under Circular 698 and may be required to expend valuable resources to comply with Circular 698 or to establish that such non-resident investor should not be taxed under Circular 698, including in respect of any gain from the sale or transfer of our common stock pursuant to the merger.

Lastly, Circular Guoshuihan No. 24 (“Circular 24”), released on March 28, 2011, reinforces the taxation of certain equity transfers by non-resident investors through overseas holding vehicles. Circular 24 addresses the taxation of certain equity transfers by non-resident investors, and it is an explanation of Circular 698. According to Article 6 of Circular 24, where any non-resident investor who indirectly holds equity interests in a PRC resident enterprise through a non-PRC offshore holding company, whether it is a controlling shareholder or not, indirectly transfers equity interests in a PRC resident enterprise by selling the equity interests of the offshore holding company, and the latter is located in a country or jurisdiction where the actual tax burden is less than 12.5% or where the offshore income of its residents is not taxable, the non-resident investor shall abide by Circular 698. If there are two or more non-resident investors, one can represent the others to submit documents to the PRC tax authorities. Also, Circular 24 clarifies that if the payment is made in installments, then the income from the transfer shall be confirmed on the date of the execution of the transfer agreement and the completion of the registration of the transfer.

Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of the merger to beneficial owners of our common stock that are U.S. holders (as described below) and whose shares are converted into the right to receive cash in the merger.  This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder, and administrative rulings and court decisions, each as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations.  Any such change, which may or may not be retroactive, or differing interpretation could alter the U.S. federal income tax consequences to the U.S. holders of our common stock as described herein. Our stockholders should be aware that this summary is not comprehensive with respect to U.S. federal income tax consequences.

This summary applies only to U.S. holders of our common stock that own such stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and does not apply to U.S. holders that are subject to special tax rules, including but not limited to U.S. holders that:

•	are brokers or dealers in securities or currencies, traders that mark-to-market, insurance companies, certain financial institutions, mutual funds, real estate investment trusts, personal holding companies, regulated investment companies, or holders whose “functional currency” is not the U.S. dollar;

•	are subject to the alternative minimum tax provisions of the Code;

•	hold our stock through individual retirement or other tax-deferred accounts, or that are tax-exempt organizations;

•	hold their shares through a partnership or through another pass-through entity;

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•	acquired our stock in connection with an employee stock option or stock purchase plan or other employee plan or compensatory arrangement; or

•	hold our stock as part of an integrated investment (including a “straddle,” pledge against currency risk, hedge, “constructive” sale or “conversion” transaction) comprised of shares of our stock and one or more other positions.

This summary also does not address the U.S. federal income tax consequences of the merger to a U.S. holder that holds options to purchase our common stock or that receives merger consideration as the result of the vesting and/or the deemed exercise of equity awards.

In addition, this summary does not address the U.S. federal income tax consequences to a beneficial holder of our common stock that is not a U.S. holder, nor does it consider the effect of any state, local, foreign, estate, gift or other tax laws.

None of the Company, Holdco, Parent, or Merger Sub has requested a ruling from the Internal Revenue Service (“IRS”) in connection with the merger or related transactions.  Accordingly, the discussion below neither binds the IRS nor precludes it from adopting a contrary position.  Furthermore, no opinion of counsel has been or will be rendered with respect to the U.S. federal income tax consequences of the merger or related transactions.

The U.S. federal income tax consequences summarized below are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, you are urged to consult your own tax advisor as to the particular tax consequences to you of the merger, including the application and effect of federal, state, local, and foreign income and estate, gift and other tax laws, and any applicable tax treaties or tax reporting requirements.

For purposes of this discussion, “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source;

•	a trust if (1) a U.S. court can exercise primary supervision over the trust’s administration, and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of its partners generally will depend on a partner’s status and the activities of the partnership. Partnerships and their partners should consult their tax advisors regarding the tax consequences to them of the merger.

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The Merger.   The receipt by a U.S. holder of cash for our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder that receives cash in exchange for our common stock pursuant to the merger will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the stock surrendered for cash pursuant to the merger. Gain or loss will be determined separately for each block of stock (that is, stock acquired at the same price per share in a single transaction) surrendered for cash pursuant to the merger. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period for such stock is more than one year at the time of the completion of the merger. If a U.S. holder’s holding period for such stock is one year or less at the time of the completion of the merger, any gain or loss will be short-term capital gain or loss. The maximum U.S. federal income tax rate on net long-term capital gain recognized by non-corporate U.S. holders is 15% under current law. Short-term capital gains recognized by non-corporate U.S. holders that are not offset with capital losses generally are subject to U.S. federal income tax at the same rate as ordinary income. Corporate U.S. holders will be subject to U.S. federal income tax on capital gain recognized on our common stock at the same rate as ordinary income, regardless of how long they have held the common stock at the time the merger is completed. The maximum U.S. federal income tax rate for U.S. corporations is 35% under current law. There are limitations on the deductibility of capital losses. Generally, capital losses are deductible only against capital gains and are not available to offset ordinary income; however, individual U.S. holders are allowed to offset a limited amount of net capital loss against ordinary income and may carry forward unused capital losses indefinitely. U.S. corporations generally may carry back capital losses up to three taxable years and generally may carry forward capital losses up to five taxable years. All tax rates are subject to change and may depend on the stockholder’s particular circumstances.

If a PRC income tax applies to any gain from the disposition of our common stock by a U.S. holder pursuant to the merger, such tax may be treated as a foreign tax eligible for a deduction from such holder’s U.S. federal taxable income or a foreign tax credit against such holder’s U.S. federal income tax liability (subject to applicable conditions and limitations). In addition, if such PRC tax applies to any such gain, such U.S. holder may be entitled to certain benefits under the Agreement between the Government of the United States of America and the Government of the People’s Republic of China for the Avoidance of Double Taxation and the Prevention of Tax Evasion with Respect to Taxes on Income (the “U.S.-PRC Tax Treaty”), if such holder is considered a resident of the United States for purposes of, and otherwise meets the requirements of, the U.S.-PRC Tax Treaty. U.S. holders should consult their own tax advisors regarding the deduction or credit for any such PRC tax and their eligibility for the benefits of the U.S.-PRC Tax Treaty.

Information Reporting and Backup Withholding. The payment of cash to a U.S. holder in connection with the merger generally will be subject to information reporting and, unless certain requirements are satisfied, may also be subject to “backup withholding” for U.S. federal income tax purposes, currently at a rate of 28%. In order to avoid backup withholding, a U.S. holder should complete an IRS Form W-9 in accordance with instructions that will be delivered to such holder by the paying agent, unless an applicable exemption exists and is otherwise proved in a manner acceptable to the paying agent.  Backup withholding is not an additional tax.  Amounts withheld as backup withholding from payments to an exchanging U.S. holder will be creditable against the U.S. holder’s U.S. federal income tax liability or may be refundable, provided such holder timely furnishes the required information to the IRS. U.S. holders should consult their own tax advisors as to their qualifications for exemption from backup withholding and the procedure for obtaining such an exemption.

Regulatory Approvals and Notices

None of the parties is aware of any regulatory approvals or filings required for the completion of the merger, other than filing the Articles of the Merger with the Nevada Secretary of State and complying with the SEC proxy and going private filing requirements.

Delisting and Deregistration of the Company’s Common Stock

Following the merger, our common stock, par value $0.006 per share, will be delisted from the NASDAQ Global Select Market and deregistered under the Exchange Act, as soon as practicable.

Provisions for Unaffiliated Stockholders

No provision has been made to grant our unaffiliated stockholders access to the corporate files of the Company, any other party to the merger, or any of their respective affiliates or to obtain counsel or appraisal services at the expense of the Company or any other such party or affiliate.  Furthermore, the Special Committee believes that sufficient procedural safeguards were present, and will be present, to ensure the fairness of the merger to our unaffiliated stockholders without retaining an unaffiliated representative to act solely on behalf of such stockholders for purposes of negotiating a transaction or preparing a report concerning the fairness of the merger.  The Special Committee believes that the independence of the members of the Special Committee and the retention by the Special Committee of its own independent legal counsel and financial advisor permitted the Special Committee to effectively represent the interests of the stockholders who are not members of the buyer group.

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Litigation Related to the Merger

In connection with the proposed merger, 12 stockholder class action lawsuits have been filed against the Company, members of our board of directors, and officers in connection with the November 3, 2010 non-binding proposal made by the Company’s Chairman and Co-Chief Executive Officer, Mr. Fu, and Abax (Hong Kong) to acquire all of the outstanding shares of the Company’s common stock not currently owned by Mr. Fu, Abax and their respective affiliates for $11.50 per share in cash. Nine actions were filed in Nevada state court (Carson City, Clark County, and Washoe County); two actions were filed in Nevada federal district court; and one action was filed in Tennessee state court. All of the actions assert claims against the Company, members of the board of directors and officers for alleged breaches of fiduciary duties in connection with the November 2010 Proposal, as described further below.

On or about November 5, 2010, the Company became aware that the first of the putative stockholder class actions had been filed against the Company and the board in connection with the November 2010 Proposal. Plaintiffs allege, among other things, that the proposed buyout price and the process of evaluating the November 2010 Proposal are unfair and inadequate. Plaintiffs seek, among other relief, to enjoin defendants from consummating the November 2010 Proposal and to direct defendants to exercise their fiduciary duties to negotiate a transaction that is in the best interests of the Company’s stockholders.

The Company has reviewed the allegations contained in the complaints and believe they are without merit. The Company intends to defend the litigation vigorously.

To date, the two actions pending in Nevada federal district court have been dismissed. Eight Nevada state court actions have been consolidated into a single action, and one Nevada state court action has been voluntarily dismissed. The motion to dismiss the Tennessee state court action remains pending.

Detailed below is the status or disposition of each of the lawsuits concerning the November 2010 Proposal.

(1) Arthur I. Murphy, Jr. IRA v. Fushi Copperweld Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Bai Feng, Jiping Hua, and John Francis Perkowski, Case No. 10OC00512 (“Murphy”), filed on November 4, 2010, in the First Judicial District Court of the State of Nevada in and for Carson City. On August 1, 2011, Plaintiff Murphy voluntarily dismissed his complaint, filed prior to consolidation of the Nevada state court actions, and this action has been consolidated into the amended shareholder action filed in Nevada state court, captioned In re Fushi Copperweld, Inc. Shareholder Litigation, A-10-628936-B (the “Shareholder Litigation”).

(2) Dean Victor v. Li Fu, Case No. 10-OC-00534 1B (“Victor”), filed on November 24, 2010, in the First Judicial District Court of the State of Nevada in and for Carson City. On August 1, 2011, Plaintiff Victor voluntarily dismissed his complaint, filed prior to consolidation of the Nevada state court actions, and this action has been consolidated into the Shareholder Litigation.

(3) Brian Levy v. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Craig H. Studwell, Wenbing Christopher Wang, John F. Perkowski, Feng Bai, Jiping Hua, Barry L. Raeburn, and Abax Global Capital (Hong Kong) Ltd., Case No. 10OC00555-1B (“Levy”), filed on December 7, 2010, in the First Judicial District Court of the State of Nevada in and for Carson City. Plaintiff Levy voluntarily dismissed this action on April 29, 2011.

(4) NVEST AB v. Fushi Copperweld, Inc., Case No. 10OC005591B (“NVEST”), filed on December 8, 2010, in the First Judicial District Court of the State of Nevada in and for Carson City. On August 1, 2011, Plaintiff NVEST AB voluntarily dismissed its complaint, filed prior to consolidation of the Nevada state court actions, and this action has been consolidated into the Shareholder Litigation.

(5) John Wilcoxon v. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, John Francis Perkowski, Feng Bai, Jiping Hua, and Barry L. Raeburn, Case No. A-10-628936-C (“Wilcoxon”), filed on November 8, 2010, in the Eighth Judicial District Court of the State of Nevada in and for Clark County. This action has been consolidated into the Shareholder Litigation.

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(6) Steven Antler v. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Feng Bai, Jiping Hua, and John Francis Perkowski, Case No. A-10-628962-C (“Antler”), filed on November 9, 2010, in the Eighth Judicial District Court of the State of Nevada in and for Clark County. This action has been consolidated into the Shareholder Litigation.

(7) Arthur Gober v. Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Feng Bai, Jiping Hua, John Francis Perkowski, Abax Global Capital (Hong Kong) Ltd., and Fushi Copperweld, Inc., Case No. A-10-629059-C (“Gober”), filed on November 10, 2010, in the Eighth Judicial District Court of the State of Nevada in and for Clark County. This action has been consolidated into the Shareholder Litigation

(8) Leticia Tejeda v. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Feng Bai, Jiping Hua, and John Francis Perkowski , Case No. A-10-629261-C (“Tejeda”), filed on November 12, 2010, in the Eighth Judicial District Court of the State of Nevada in and for Clark County. This action has been consolidated into the Shareholder Litigation

(9) James D. Kennedy v. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Feng Bai, Jiping Hua, and John Francis Perkowski, Case No. 10-03518 (“Kennedy”), filed on November 23, 2010, in the Second Judicial District Court of the State of Nevada in and for Washoe County. On August 1, 2011, Plaintiff Kennedy voluntarily dismissed his complaint, filed prior to consolidation of the Nevada state court actions, and this action has been consolidated into the Shareholder Litigation.

(10) Mohamed Hussien vs. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Feng Bai, Jiping Hua, and John Francis Perkowski, Case No. 3:10-CV-00699-LRH-RAM (“Hussien”), filed on November 8, 2010, in the United States District Court for the District of Nevada. The Court dismissed the Hussien action on April 7, 2011.

(11) Thomas Turner vs. Fushi Copperweld, Inc., Li Fu, Joseph J. Longever, Wenbing Christopher Wang, Barry L. Raeburn, Feng Bai, Jiping Hua, John Francis Perkowski, Case No. 3-10-CV-00711-RCJ-VPC (“Turner”), filed on November 15, 2010, in the United States District Court for the District of Nevada. The Court dismissed the Turner action on May 9, 2011.

(12) Seth Korber vs. Li Fu, Joseph Longever, Wenbing Christopher Wang, Barry Raeburn, Feng Bai, Jiping Hua, John Perkowski, and Fushi Copperweld, Inc., Case No. 13510 (“Korber”), filed on December 30, 2010, in the Chancery Court for Lincoln County, Tennessee, Seventeenth Judicial District at Fayetteville. The Company and Mr. Wang have moved to dismiss this action, which motion remains pending before the Court.

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QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers are intended to address commonly asked questions regarding the merger, the merger agreement, and the special meeting. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the section titled “Summary Term Sheet,” beginning on page 1, and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, and the documents referred to in this proxy statement, all of which you should read carefully and in their entirety. You may obtain the documents incorporated by reference in this proxy statement without charge by following the instructions in the section titled “Where You Can Find More Information,” beginning on page 103.

Q.	When and where will the special meeting be held?

A.	The special meeting is scheduled to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 on December 11, 2012 at 9:00 a.m. (local time).

Q.	On what am I being asked to vote?

A.	At the special meeting, the Company’s stockholders will be asked:

•	to consider and vote on a proposal to approve the merger agreement, pursuant to which Merger Sub will be merged with and into the Company, with the Company as the surviving corporation and a wholly owned subsidiary of Parent, as further described in the sections titled “Special Factors,” beginning on page 10, and “The Merger Agreement,” beginning on page 76;

•	to consider and vote on a proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger; and

•	to consider and vote on a proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting, to adopt the proposal to approve the merger agreement.

Any other business that may properly come before the special meeting, or any adjournment or postponement of the special meeting, by or at the direction of the board of directors of the Company, will also be transacted at the special meeting.

Q.	Why am I receiving this document?

A.	You are receiving this proxy statement in connection with the solicitation of proxies by the board of directors of the Company to vote in favor of, among other things, approval of the merger agreement. On June 28, 2012, the Company entered into a merger agreement with Holdco, Parent and Merger Sub. A copy of the merger agreement is attached to this proxy statement as Annex A.

In order to complete the merger, the Company stockholders must vote to approve the merger agreement. The Company is holding a special meeting of stockholders to obtain this stockholder approval.

This proxy statement contains important information about the merger and the special meeting of the stockholders of the Company, and you should read it carefully. The enclosed voting materials allow you to vote your shares without attending the special meeting in person.

Your vote is extremely important. If you do not plan on attending the special meeting and voting in person, we encourage you to vote as soon as possible. For more information on how to vote your shares, please see the section titled “The Special Meeting,” beginning on page 70.

Q.	What vote is required to approve the merger agreement?

A.	The approval of the merger agreement requires the affirmative vote of both:

•	the holders of at least a majority of the combined voting power of the outstanding shares of Company common stock; and

•	the holders of 60% of the combined voting power of the outstanding shares of our common stock, not beneficially owned by the buyer group or any affiliate of any buyer group member. For purposes of the merger agreement, affiliates of the buyer group include, but are not limited to, any person that our Special Committee, upon due inquiry, reasonably believes has reached an agreement or understanding with Parent or any affiliate of Parent, to receive, in connection with the consummation of the merger, some benefit or value other than and in addition to the merger consideration to be received for such person’s shares. At all times until the completion of the special meeting, the Special Committee intends promptly to review any information that may come to the attention of it or its advisors that might indicate the existence of any such agreement or understanding and make a final determination regarding the matter consistent with the terms of the merger agreement. No such additional person has been identified by the special committee as of the date of this proxy statement, and the buyer group has indicated that it does not intend to enter into any such agreement or understanding prior to completion of the merger.

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If these votes are not obtained, the merger will not be completed. The Company may act to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting, to adopt the proposal to approve the merger agreement. Adoption of a motion to adjourn the special meeting will require a majority of the votes cast with respect to the proposal.

Please note that a failure to vote your shares of common stock, an abstention from the vote, or a “broker non-vote” will have the same effect as voting “AGAINST” the approval of the merger agreement. A “broker non-vote” occurs when a broker has not received instructions from the beneficial holder as to how such holder’s shares are to be voted with respect to a particular proposal.

Q.	What will happen in the merger?

A.	In the merger, Merger Sub will be merged with and into the Company. Following the merger, the separate corporate existence of Merger Sub will cease. The Company will continue as the surviving corporation in the merger, as a wholly owned subsidiary of Parent. For more information, please see the sections titled “Special Factors” and “The Merger Agreement,” beginning on pages 10 and 76, respectively.

Q.	What are the rollover transactions?

A.	Concurrently with the execution and delivery of the merger agreement, Holdco and Parent delivered to the Company a contribution agreement. The parties to the contribution agreement, which include certain members of the buyer group, have agreed, among other things, to contribute their respective shares of Company common stock (which we refer to as Rollover Shares) to Parent in exchange for newly issued ordinary shares of Holdco. The effect of the rollover transactions will be to allow members of the buyer group who contribute their Rollover Shares to Parent to remain indirect owners of the Company after the merger is completed.

Q.	What will the Company’s stockholders receive in the merger?

A.	At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time will no longer be outstanding and will be cancelled and cease to exist and will be converted automatically into the right to receive the merger consideration of $9.50 in cash, without interest, other than shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any wholly owned subsidiary of the Company. Any shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any of the Company’s wholly owned subsidiaries immediately prior to the effective time of the merger will be automatically cancelled and will cease to exist, but no consideration will be delivered in exchange for these shares. No merger consideration will be paid for shares owned by certain members of the buyer group that are contributed to Parent as part of the rollover transactions.

Q.	How will I receive the merger consideration to which I am entitled?

A.	If you are a record holder of shares of Company common stock, following the merger, and, if you hold certificated shares, after the paying agent receives the proper documentation from you, the paying agent will issue and deliver to you a check or wire transfer for the amount of cash you are entitled to receive. If your shares are uncertificated “book-entry” shares, you will be paid the merger consideration promptly following the merger, without further action by you. Please see the section titled “The Merger Agreement—Exchange and Payment Procedures,” beginning on page 78.

If your shares of Company common stock are held in “street name” by your bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee on any actions you may need to take to receive the merger consideration for those shares.

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Q.	Am I entitled to dissenter’s rights in connection with the merger?

A.	No. You do not have any dissenter’s rights or other statutory rights of objection in connection with the merger under Nevada law. Section 92A.390 of the NRS does not provide for any right of dissent with respect to a plan of merger under criteria described in that section of the NRS, which the Company satisfies.

Q.	When is the merger expected to be completed?

A.	The merger will be completed when all of the conditions to completion of the merger under the merger agreement have been satisfied or, where permitted under applicable law and the merger agreement, waived. The Company and the buyer group are working toward satisfying these conditions and completing the merger as quickly as possible. The Company and the buyer group currently expect to complete the merger in the fourth quarter of 2012. However, because the merger is subject to a number of conditions, some of which are beyond the control of the Company and the members of the buyer group, the exact time of the completion of the merger cannot be predicted with certainty, and no assurances can be given that the merger will actually be completed in the fourth quarter of 2012.

Q.	Is the merger a taxable transaction to the Company’s U.S. stockholders for U.S. federal income tax purposes?

A.	The receipt of cash by a U.S. holder (as defined in the section titled “Special Factors—Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders,” beginning on page 54) in exchange for such U.S. holder’s shares of common stock of the Company in connection with the merger will be a taxable transaction to such U.S. holder for U.S. federal income tax purposes. Please see the section titled “Special Factors—Certain Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders,” beginning on page 54, for a more detailed description of certain material U.S. federal income tax consequences of the merger to a U.S. holder.

Q.	What happens if the merger is not completed?

A.	If the merger agreement is not approved by the Company’s stockholders, or if the merger is not completed for any other reason, the Company stockholders will not receive any payment for their shares. The members of the buyer group will continue to collectively beneficially own approximately 29.4% of the Company’s outstanding shares of common stock, and the registration and trading status of the Company’s common stock will continue unchanged.

Q.	Are there any other risks to me from the merger that I should consider?

A.	Yes. There are risks associated with all business combinations, including the merger. Please see the section titled “Cautionary Statement Concerning Forward-Looking Information,” beginning on page 66, for additional information. There is also a risk that a U.S. holder may be subject to PRC tax on any gain on the disposition of such U.S. holder’s Company common stock pursuant to the merger. Please see the section titled “Special Factors—Certain Material PRC Tax Consequences of the Merger for U.S. Holders,” beginning on page 53, for additional information.

Q.	Where can I find more information about the parties to the merger?

A.	You can find more information about the parties from the various sources described in the section titled “Where You Can Find More Information,” beginning on page 103.

Q.	How does the Company’s board of directors recommend that I vote regarding the merger agreement?

A.	Our board of directors recommends that you vote “FOR” the approval of the merger agreement.

You should read the section titled “Special Factors—Recommendation of the Special Committee and Board of Directors and Their Reasons for the Merger,” beginning on page 21 for a discussion of the factors that the Special Committee and our board of directors considered in making their respective recommendations in connection with the merger. In addition, in considering the recommendation of our board of directors with respect to the merger agreement, you should be aware that certain of our directors, officers, and employees have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. Please see the section titled “Special Factors—Interests of Certain Persons in the Merger,” beginning on page 47, for a discussion of those differences.

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Q.	Why am I being asked to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger?

A.	Section 14A of the Exchange Act requires that the Company provide its stockholders an opportunity to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger. In accordance with Section 14A of the Exchange Act, we are requesting our stockholders’ approval of a non-binding resolution described in the section titled “Advisory Vote on Compensation in Connection with the Merger,” beginning on page 95. The vote on this proposal is a vote separate and apart from the vote to approve the merger agreement and is not a condition to completion of the merger. Because the vote is advisory, it will not be binding on either the Company or Parent, regardless of whether or not the merger agreement is approved. The proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger will be approved, if a majority of the votes cast on such proposal in person or by proxy vote “FOR” the proposal (assuming the presence of a quorum).

Q.	How do the directors and executive officers of the Company intend to vote at the special meeting?

A.	Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of Company common stock in favor of approval of the merger agreement and the other proposals to be voted upon at the special meeting. As of October 12, 2012, the record date for the special meeting, our directors and executive officers owned, in the aggregate, 11,539,307 shares of Company common stock, or, collectively, approximately 30.0% of the outstanding shares of Company common stock.

You should read the section titled “Special Factors—Recommendation of the Special Committee and Board of Directors and their Reasons for the Merger,” beginning on page 21, for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the merger agreement.  In addition, in considering the recommendation of the Special Committee and the board of directors with respect to the merger agreement, you should be aware that some of the Company’s directors, officers, and employees may have interests in the merger that are different from, or in addition to, the interests of our stockholders generally.  Please see the section titled “Special Factors—Interests of Certain Persons in the Merger,” beginning on page 47, for additional information.

Certain of the Company’s directors, officers, and employees have agreed to vote all shares of Company common stock owned by them at the time of the special meeting in favor of approval of the merger agreement and have given Parent an irrevocable proxy to vote the shares they own in favor of approval of the merger agreement at the special meeting.  Please see the section titled “Special Factors—Voting Agreement,” beginning on page 46, for additional information.  The voting agreement is attached to this proxy statement as Annex C.

Q.	Who can vote at the special meeting?

A.	All of our holders of Company common stock of record as of the close of business U.S. Eastern time on October 12, 2012, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. Each holder of Company common stock is entitled to cast one vote on each matter properly brought before the special meeting for each share of Company common stock that such stockholder owned of record, as of the record date.

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Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	If your shares of Company common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, telephone number +1 (212) 509-4000, you are considered to be, with respect to those shares of Company common stock, the “stockholder of record.” This proxy statement and your proxy card have been sent directly to you by the Company.

If your shares of Company common stock are held through a bank, broker, or other nominee, you are considered to be the “beneficial owner” of those shares of Company common stock, and those shares are said to be held in “street name.”  In that case, this proxy statement has been forwarded to you by your bank, broker, or other nominee, who is considered to be, with respect to those shares of Company common stock, the stockholder of record.  As the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote your shares of Company common stock.  Follow the instructions for voting provided by such nominee.  You are also invited to attend the special meeting.  However, because you hold your shares in “street name,” and are not the stockholder of record, you may not vote your shares in person at the special meeting, unless you request and obtain a legal proxy from your broker or other agent prior to the special meeting and present the proxy to the inspectors of election at the special meeting.

Q.	What is the procedure for voting my shares at the special meeting?

A.	If you are the stockholder of record, you may vote your shares of Company common stock at the special meeting in any of the following ways:

•	in person—you may attend the special meeting and cast your vote there;

•	by proxy—stockholders of record have a choice of voting by proxy:

o	by calling this toll-free number 1-866-894-0537 and following the instructions when prompted;

o	by accessing this Internet website and following the instructions provided there: www.cstproxyvote.com; or

o	by filling out, signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a beneficial owner, you will receive instructions from your bank, broker, or other nominee that you must follow to have your shares of Company common stock voted.  (Please see the preceding question to determine if you are a stockholder of record or a beneficial owner.)  Those instructions will identify which of the above choices are available to you to have your shares voted.  Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must obtain a legal proxy from your bank, broker, or other nominee prior to the special meeting and present the proxy at the meeting.

A control number, located on your proxy card, is used to verify your identity, to allow you to vote your shares of Company common stock, and to confirm that your voting instructions have been properly recorded when voting over the Internet or by telephone.  Please be aware that if you vote over the Internet or by telephone, you may incur costs such as Internet access or telephone charges for which you will be responsible.

Q	What do I need to do now?

A.	We urge you to read this proxy statement carefully, including its annexes and the other documents referred to in or incorporated by reference into this proxy statement, and to consider how the merger affects you as a stockholder. After you have done so, please vote as soon as possible.

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Q.	If my bank, broker, or other nominee holds my shares in “street name,” will it be able to vote my shares for me without my instructions?

A.	No. Your bank, broker, or other nominee will only be permitted to vote your shares of Company stock if you instruct your bank, broker, or other nominee how to vote. You should follow the procedures provided by your bank, broker, or other nominee regarding the voting of your shares of Company common stock. If you do not instruct your bank, broker, or other nominee to vote your shares of Company common stock, your shares of Company common stock will not be voted on any of the proposals scheduled to come before the special meeting. This will have the effect of a vote “AGAINST” the proposal to approve the merger agreement, will have no effect, assuming a quorum is present, on the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, and will have no effect on the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes, at the time of the special meeting, to adopt the proposal to approve the merger agreement.

Q:	If my shares have been loaned out as of the record date by my bank, broker, or other nominee, am I still able to vote my shares?

A:	No. The right to vote shares of our stock belongs to whomever has the shares as of the record date. If your shares have been loaned out by your bank, broker, or other nominee as of the record date, then the person to whom your shares were loaned has the right to vote your shares, not you. You can find out if your shares have been loaned out by calling and asking your bank, broker, or other nominee.

Q:	What is the deadline for voting my shares at the special meeting?

A:	In order to be counted at the special meeting, your proxy card or electronic vote must be received by the deadline set forth in the proxy card or voting instruction form. You may also vote your shares in person by attending the special meeting, in accordance with the instructions provided elsewhere in this proxy statement. Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet by following the directions set forth above. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Q.	What happens if I do not vote, do not submit a proxy, and do not instruct my bank, broker, or other nominee to vote or abstain from voting?

A.	If you fail to vote, either in person or by proxy, or fail to instruct your bank, broker, or other nominee how to vote, or abstain from voting, it will have the same effect as a vote cast “AGAINST” the proposal to approve the merger agreement, it will have no effect, assuming a quorum is present, on the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, and it will have no effect on the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

Q.	What should I do if I want to change my vote?

A.	You have the right to revoke your proxy at any time before it is voted at the special meeting by filing with the Secretary of the Company either a written notice of revocation or another signed proxy bearing a later date. You may also revoke your proxy by attending the special meeting and voting in person (please see “What is the procedure for voting my shares at the special meeting?” above regarding the steps necessary to permit a beneficial owner to vote in person at the special meeting).

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Q.	What happens if I transfer my shares after the record date for the special meeting?

A.	The record date for the special meeting is earlier than the expected date of completion of the merger. Therefore, if you transfer your shares of Company common stock after the record date, but prior to completion of the merger, you will retain your right to vote at the special meeting, but the person to whom you transferred your shares of Company common stock will have the right to be paid the merger consideration in respect of those shares following completion of the merger.

Q.	Will any proxy solicitors be used in connection with the special meeting?

A.	Yes. To assist in the solicitation of proxies, the Company has engaged MacKenzie Partners, Inc.

Q.	If I have stock certificates, should I send my stock certificates with my proxy card?

A.	No. Please do not send your stock certificates with your proxy card. Promptly after the completion of the merger, the paying agent will mail to you a letter of transmittal with instructions for exchanging your Company stock certificates for the merger consideration. If you hold your shares of Company common stock in “street name,” as described above under “What is the difference between holding shares as a stockholder of record and as a beneficial owner?”,—then your bank, broker, or other nominee will contact you regarding payment of the merger consideration.

Q.	Who can help answer my questions?

A.	If you have more questions about the merger or the special meeting, or desire additional copies of this proxy statement or additional proxy cards, please contact MacKenzie, our proxy solicitor, by calling collect +1 (212) 929-5500 or +1 (800) 322-2885 (toll-free in the United States), or emailing proxy@mackenziepartners.com.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Certain statements in this proxy statement, the documents attached hereto and the documents incorporated by reference in this proxy statement are forward-looking statements based on estimates and assumptions. These include statements as to such things as our financial condition, results of operations, plans, objectives, future performance and business, as well as forward-looking statements relating to the merger. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on current expectations, estimates, and projections about our business and the merger, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. The forward-looking statements are further based on assumptions made by management, which management believes are reasonable. Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “might,” “plans,” “predicts,” “projects,” “will,” “would,” and similar expressions, or the negative of these words. These statements are not guarantees of the underlying expectations or future performance and involve risks and uncertainties that are difficult to predict. Readers of this proxy statement are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

The following factors, among others, could cause actual results of matters related to the merger to differ materially from what is expressed or forecasted in the forward-looking statements:

•        the satisfaction of the conditions to completion of the merger, including the approval of the merger agreement by our stockholders;

•        the risk that the merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our shares;

•        the amount of the costs, fees, expenses, and charges related to the merger;

•        the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement and, in certain cases, the payment by us of a termination fee;

•        the effect of the pendency of the merger on our business relationships, operating results and business generally, including the potential adverse effect on our business, properties, and operations because of certain covenants we agreed to in the merger agreement;

•        diversion of our management’s attention from our ongoing business operations;

•        changes in economic, business, competitive, technological and/or regulatory factors;

•        the effects and outcome of any legal proceedings that have been or may be instituted against us and/or others relating to the merger agreement; and

•        other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, including the information set forth in the sections “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” in our Annual Report on Form 10-K for the year ended December 31, 2011, which is incorporated herein by reference, and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, which is incorporated herein by reference.

Please see the section titled “Where You Can Find More Information” on page 103. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement or as of the dates of the documents incorporated by reference. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect future events or circumstances.

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PARTIES INVOLVED IN THE MERGER

The Company

The Company, a Nevada corporation, is a holding company and, through its wholly owned subsidiaries, Fushi International (Dalian) Bimetallic Cable Co. Ltd., and Copperweld Bimetallics LLC, is a leading manufacturer and innovator of copper-clad bimetallic engineered conductor products for electrical, telecommunications, transportation, utilities and industrial applications. The Company’s principal executive offices are located at TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, 100027 People’s Republic of China, and its telephone number is +1 (615) 377-4183. Please see also the section titled “Where You Can Find More Information,” beginning on page 103, for additional information. The Company’s common stock trades on the NASDAQ Global Select Market under the ticker symbol “FSIN.” The closing price for shares of Company common stock on October 17, 2012 was $9.27.

As of October 17, 2012, the Company had 38,405,892 shares of common stock issued and outstanding and 472 holders of record of its common stock. The Company has not paid any cash dividends on its common stock, and does not currently intend to pay cash dividends in the foreseeable future.

Parent, Merger Sub and Holdco

Parent

Green Dynasty Limited was formed under the laws of the Cayman Islands by Mr. Fu solely for the purpose of owning the Company after the merger and arranging the financing for the merger. Parent is a wholly owned subsidiary of Holdco. Parent has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Parent is Scotia Centre, 4th Floor, PO Box 2804, George Town, Grand Cayman, KY1-1112, and its telephone number is (86) 411-87703333.

Merger Sub

Green Dynasty Acquisition, Inc. was formed under the laws of the State of Nevada by Parent solely for the purpose of effecting the merger. Merger Sub is a wholly owned subsidiary of Parent. Upon completion of the merger, Merger Sub will no longer exist. Merger Sub has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger. The registered office of Merger Sub is c/o The Corporation Trust Company of Nevada, 311 S Division St., Carson City, Nevada 89703, and its telephone number is (86) 411-87703333.

Holdco

Green Dynasty Holdings Limited was formed under the laws of the Cayman Islands by Mr. Fu solely for the purpose of owning Parent and arranging the financing of the merger. Mr. Fu is currently the sole beneficial owner of Holdco. Prior to the closing of the merger, each of Mr. Fu, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. will receive equity in Holdco in exchange for contributing their Rollover Shares to Parent as part of the rollover transactions, and Mr. Fu, Abax Lotus Ltd. and AGC Asia Ltd. will receive equity in Holdco in exchange for their equity contributions pursuant to their respective equity commitments. Holdco has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Holdco is Scotia Centre, 4th Floor, PO Box 2804, George Town, Grand Cayman, KY1-1112, and its telephone number is (86) 411-87703333.

During the past five years, none of Parent, Merger Sub and Holdco, nor any of their officers or directors, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Mr. Fu and Certain of his Affiliates

Mr. Li Fu

Mr. Fu is and has been the chairman of the Company for the past five years. During the past five years until November 2009, he was chief executive officer, and since then has been co-chief executive officer. Mr. Fu’s business address is c/o Fushi Copperweld, Inc., TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, 100027 People’s Republic of China. His telephone number is (86) 411-87703333. He is a citizen of the PRC.

Wise Sun Investments Limited

Wise Sun Investments Limited, or Wise Sun, was formed under the laws of the British Virgin Islands by Mr. Fu, principally to hold, transact, or otherwise deal in the securities of the Company and other entities. Wise Sun is wholly owned by Mr. Fu. The registered office of Wise Sun is Omar Hodge Building, 3rd Floor, PO Box 933, Road Town, Tortola, British Virgin Islands, and its telephone number is (86) 411-87703333.

Ms. Xin Liu

Ms. Xin Liu is and has been a full-time house wife for the past five years. The business address of Ms. Liu is c/o Fushi Copperweld, Inc., TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, 100027 People’s Republic of China. Her telephone number is (86) 411-87703333. She is a citizen of the PRC.

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Ms. Yuyan Zhang

Ms. Yuyan Zhang is and has been retired for the past five years. The business address of Ms. Zhang is c/o Fushi Copperweld, Inc., TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, 100027 People’s Republic of China. Her telephone number is (86) 411-87703333. She is a citizen of the PRC.

During the past five years, none of Mr. Fu, Wise Sun, Ms. Liu and Ms. Zhang, nor any of Wise Sun’s officers or directors, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Abax and Certain of its Affiliates

Abax Global Capital

Abax Global Capital (which we refer to as Abax) is a Cayman Islands domiciled exempted company and is the managing shareholder of Abax Arhat Fund and the sole shareholder of Abax (Hong Kong). Abax is also the investment manager to Abax Arhat Fund, Abax Upland Fund LLC, and Abax Global Opportunities Fund. The business address of Abax is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

The directors and executive officers of each of Abax, Abax (Hong Kong) and AGC China Ltd. are Mr. Xiang Dong Yang (Managing Partner, Chief Investment Officer, and Director), Mr. William Hoi Hin Chan (Partner), Mr. John Lu Goh (Managing Director) and Mr. Richard Yee (Managing Director and General Counsel).

Abax Global Capital (Hong Kong) Limited

Abax Global Capital (Hong Kong) Limited (which we refer to as Abax (Hong Kong)) is a Hong Kong company and is the investment advisor to Abax and AGC China Ltd. The business address of Abax (Hong Kong) is Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong and its telephone number is +852-3602-1800.

Abax Arhat Fund

Abax Arhat Fund is a Cayman Islands domiciled exempted company and, together with Abax Upland Fund LLC, owns 100% of Abax Global Opportunities Fund. The directors of Abax Arhat Fund are Mr. Xiang Dong Yang, Mr. Richard Yee, Mr. Ron Silverton and Mr. Christopher Chang. The business address of Abax Arhat Fund is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

Abax Upland Fund LLC

Abax Upland Fund LLC is a Delaware limited liability company and, together with Abax Arhat Fund, owns 100% of Abax Global Opportunities Fund. Abax Claremont Ltd. is the managing member of Abax Upland Fund LLC. The business address of Abax Upland Fund LLC is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

Abax Claremont Ltd.

Abax Claremont Ltd. is a Cayman Islands domiciled exempted company and the managing member of Abax Upland Fund LLC. The directors of Abax Claremont Ltd. are Mr. Xiang Dong Yang, Mr. Richard Yee, Mr. Ron Silverton and Mr. Christopher Chang. The business address of Abax Claremont Ltd. is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

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Abax Global Opportunities Fund

Abax Global Opportunities Fund is a Cayman Islands domiciled exempted company and the sole shareholder of Abax Lotus Ltd. The directors of Abax Global Opportunities Fund are Mr. Xiang Dong Yang, Mr. Richard Yee, Mr. Ron Silverton and Mr. Christopher Chang. The business address of Abax Global Opportunities Fund is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

Abax Lotus Ltd.

Abax Lotus Ltd. is a Cayman Islands domiciled exempted company and is a special purpose vehicle that is wholly owned by the Abax Global Opportunities Fund, one of the affiliated funds of Abax. Abax Lotus Ltd. is a party to the limited guarantee, equity commitment letter, and contribution agreement entered into in connection with the merger. The directors of Abax Lotus Ltd. are Mr. Xiang Dong Yang, Mr. Richard Yee, Mr. Ron Silverton and Mr. Christopher Chang. The business address of Abax Lotus Ltd. is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800. Abax Lotus Ltd. currently holds 205,050 shares of Company common stock, representing approximately 0.5% of the outstanding shares of Company common stock.

AGC Asia 6 Ltd.

AGC Asia 6 Ltd. is a Cayman Islands domiciled exempted company and is one of the affiliated funds of Abax. Abax Global Capital (Hong Kong) Limited is the investment advisor to AGC Asia 6 Ltd., and AGC China Ltd. is the investment manager to AGC Asia 6 Ltd. AGC Asia 6 Ltd. is a party to the limited guarantee and equity commitment letter entered into in connection with the merger. The directors of AGC Asia 6 Ltd. are Mr. Xiang Dong Yang and Mr. Richard Yee. The business address of AGC Asia 6 Ltd. is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

AGC China Ltd.

AGC China Ltd. is a Cayman Islands domiciled exempted company and is the investment manager to AGC Asia 6 Ltd. The business address of AGC China Ltd. is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and its telephone number is +852-3602-1800.

Mr. Xiang Dong Yang

Mr. Xiang Dong Yang is the ultimate controlling person of Abax and Abax Claremont Ltd. and may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) all shares of Company common stock that are owned beneficially by Abax Lotus Ltd. Mr. Xiang Dong Yang is also the ultimate controlling shareholder of Abax (Hong Kong). Mr. Xiang Dong Yang’s business address is c/o Abax Global Capital (Hong Kong) Limited, Suite 6708, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, and his telephone number is +852-3602-1800. Mr. Xiang Dong Yang is a citizen of Hong Kong. During the past five years, Mr. Xiang Dong Yang has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining him from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

During the past five years, none of Abax, Abax (Hong Kong), Abax Arhat Fund, Abax Upland Fund LLC, Abax Claremont Ltd., Abax Global Opportunities Fund, Abax Lotus Ltd., AGC Asia 6 Ltd., and AGC China Ltd., nor any of their respective officers or directors, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

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THE SPECIAL MEETING

General Information

Our board of directors is distributing this proxy statement to solicit proxies to be voted at the special meeting of the Company’s stockholders described below. Your vote is very important. For this reason, our board of directors is requesting that you allow your shares to be represented at the special meeting by the proxies named on the enclosed proxy card. The Company began mailing this proxy statement and the form of proxy on or about October 19, 2012.

Date, Time, and Place of the Special Meeting

The special meeting is scheduled to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 on December 11, 2012 at 9:00 a.m. (local time).

Purpose of the Special Meeting

At the special meeting, the Company’s stockholders will be asked:

•	to consider and vote on a proposal to approve the merger agreement, pursuant to which Merger Sub will be merged with and into the Company, with the Company as the surviving corporation and a wholly owned subsidiary of Parent, as further described in the sections titled “Special Factors,” beginning on page 10, and “The Merger Agreement,” beginning on page 76;

•	to consider and vote on a proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger; and

•	to consider and vote on a proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including, without limitation, to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

Any other business that may properly come before the special meeting, or any adjournment or postponement of the special meeting, by or at the direction of the board of directors of the Company, will also be transacted at the special meeting.

Record Date; Voting

Our board of directors has fixed October 12, 2012, as of the close of business (U.S. Eastern time), as the record date for the determination of stockholders entitled to this notice and to vote at the special meeting or any adjournments or postponements thereof.

Each share of our common stock entitles the stockholder to one vote at the special meeting.

At the close of business on the record date for the special meeting, there were 38,405,892 shares of Company common stock issued and outstanding. As of the record date, members of the buyer group collectively beneficially owned approximately 29.4% of the Company’s outstanding shares of common stock.

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Mr. Fu, Wise Sun, Ms. Liu, Ms. Zhang, and Abax Lotus Ltd. have entered into a voting agreement which requires them to vote their shares in favor of approval of the merger agreement at the special meeting. By entering into the voting agreement, they also granted Parent an irrevocable proxy to vote their shares in favor of approval of the merger agreement at the special meeting.  Please see the section titled “Special Factors—Voting Agreement,” beginning on page 46. The voting agreement is attached to this proxy statement as Annex C.

Quorum

The presence, in person or by proxy, of stockholders holding at least a majority of the shares of Company common stock issued, outstanding, and entitled to vote at the special meeting constitutes a quorum. Shares of Company common stock represented at the special meeting but not voted, such as shares of Company common stock for which a stockholder directs an “abstention” from voting, will be counted for purposes of establishing a quorum. A quorum is necessary to transact business at the special meeting. Once a share of Company common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting, unless a new record date is required to be established. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. To establish a quorum, an aggregate of 19,202,947 shares must be represented at the special meeting either by proxy or by stockholders present and entitled to vote.

Recommendation of the Special Committee

After consideration of various factors described in the section entitled “Special Factors—Recommendation of the Special Committee and the Board of Directors and Their Reasons for the Merger,” the Special Committee unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable to, and in the best interests of, the unaffiliated stockholders, and (ii) recommended that the board of directors (1) approve and declare advisable the merger agreement and the transactions contemplated thereby, including the merger, (2) direct that the merger agreement be submitted to the Company’s stockholders, and (3) recommend that the unaffiliated stockholders approve the merger agreement.

Please see the section titled “Special Factors—Recommendation of the Special Committee and Board of Directors and Their Reasons for the Merger,” beginning on page 21 for additional information.

Recommendation of the Company’s Board of Directors

After carefully considering the unanimous recommendation of the Special Committee, our board of directors, with directors Mr. Fu, Mr. Joseph J. Longever, and Mr. Wenbing Christopher Wang abstaining from voting, (i) adopted the merger agreement and authorized and approved the merger and other transactions contemplated by the merger agreement, (ii) determined that the merger and the merger agreement, including the merger consideration payable pursuant thereto, are fair to and in the interests of the Company and its unaffiliated stockholders and declared advisable the execution of the merger agreement and consummation of the transactions contemplated thereby, including the merger, and (iii) directed that the merger agreement be submitted to stockholders and recommended that they approve the merger agreement.

Please see the section titled “Special Factors—Recommendation of the Special Committee and Board of Directors and Their Reasons for the Merger,” beginning on page 21, for additional information.

Attendance

Except as set forth below, only stockholders of record or their duly authorized proxies have the right to attend the special meeting or any adjournment or postponement thereof. To gain admittance to the special meeting, you must present valid photo identification, such as a driver’s license or passport. If your shares of Company common stock are held through a bank, broker, or other nominee, please bring to the special meeting a copy of your broker statement evidencing your beneficial ownership of Company common stock and photo identification; note, however, that to vote, you will need to obtain a legal proxy from your broker or other agent. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are such stockholder’s authorized representative.

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Vote Required

Approval of the merger agreement requires the Company to obtain the affirmative vote of (a) the holders of at least a majority of the combined voting power of the outstanding shares of Company common stock, and (b) the holders of at least 60% of the combined voting power of the outstanding shares of our common stock not beneficially owned by the buyer group or any affiliate of any buyer group member.  For purposes of the merger agreement, affiliates of the buyer group include, but are not limited to, any person that our Special Committee reasonably believes has reached an agreement or understanding with Parent or any affiliate of Parent, to receive, in connection with the consummation of the merger, some benefit or value other than and in addition to the merger consideration to be received for such person’s shares. At all times until the completion of the special meeting, the Special Committee intends promptly to review any information that may come to the attention of it or its advisors that might indicate the existence of any such agreement or understanding and make a final determination regarding the matter consistent with the terms of the merger agreement. No such additional person has been identified by the special committee as of the date of this proxy statement, and the buyer group has indicated that it does not intend to enter into any such agreement or understanding prior to completion of the merger.

On the proposal to approve the merger agreement, you may vote “FOR” or “AGAINST,” or you may abstain from voting.

The proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger will be approved, if a majority of the votes cast on such proposal in person or by proxy vote “FOR” the proposal (assuming the presence of a quorum at the special meeting).

Adoption of a proposal to adjourn the special meeting requires an affirmative vote of a majority of the votes cast with respect to the proposal.

If your shares of Company common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares of Company common stock, the “stockholder of record.”  This proxy statement and proxy card have been sent directly to you by the Company.

If your shares of Company common stock are held through a bank, broker, or other nominee, you are considered the “beneficial owner” of shares of Company common stock held in “street name.”  In that case, this proxy statement has been forwarded to you by your bank, broker, or other nominee, and, as the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote your shares by following their instructions for voting.  You are also invited to attend the special meeting.  However, because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a legal proxy from your broker or other agent.

Abstentions and Broker Non-Votes

Abstentions will not be counted as votes cast in favor of or against the proposal to approve the merger agreement, but they will count for the purpose of determining whether a quorum is present.   If you fail to submit a proxy and fail to vote in person at the special meeting, or mark your proxy to abstain, the effect will be the same as a vote “AGAINST” the proposal to approve the merger agreement; it will have no effect, assuming a quorum is present, on the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger; and it will have no effect on the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting, to adopt the proposal to approve the merger agreement.

Under the NASDAQ rules, banks, brokers, or other nominees who hold shares in street name for customers do not have discretionary authority to vote their customers’ shares with respect to any of the proposals. Accordingly, if banks, brokers, or other nominees do not receive specific voting instructions for a specific proposal(s) from the beneficial owners of such shares, they may not vote such shares with respect to such proposal(s), which we refer to generally as broker non-votes.  Only your shares of Company common stock held in street-name that you instruct the street name holder to vote “FOR” approval of the merger agreement will be counted as a “yes” vote on such proposal.   Failing to provide voting instructions to your bank, broker, or other nominee or instructing the street name holder to abstain is the same as voting “AGAINST” the proposal to approve the merger agreement; it will have no effect, assuming a quorum is present, on the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger; and it will have no effect on the proposal to adjourn the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting, to adopt the proposal to approve the merger agreement.

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Stock Ownership and Interests of Certain Persons

As of October 12, 2012, the record date for the special meeting, our directors and executive officers owned, in the aggregate, 11,539,307 shares of Company common stock, or approximately 30.0% of the outstanding shares of Company common stock.  Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of Company common stock in favor of the approval of the merger agreement. Mr. Fu, the Company’s Chairman and Co-Chief Executive Officer, who is a member of the buyer group, pursuant to the terms of the voting agreement, has agreed to vote all shares owned by him at the time of the special meeting in favor of the approval of the merger agreement and has given Parent an irrevocable proxy to vote his shares in favor of approval of the merger agreement at the special meeting. Please see the section titled “Special Factors—Voting Agreement,” beginning on page 46. The voting agreement is attached to this proxy statement as Annex C.

Certain members of our management and of our board of directors have interests that may be different from, or in addition to, those of our stockholders generally.  Please see the section titled “Special Factors—Interests of Certain Persons in the Merger,” beginning on page 47.

Voting Procedures

If you are a stockholder of record, you may have your shares of Company common stock voted on matters presented at the special meeting in any of the following ways (please see the section titled “The Special Meeting—Vote Required,” beginning on page 72, to determine if you are a stockholder of record or a beneficial owner):

•	in person—you may attend the special meeting and cast your vote there;

•	by proxy—stockholders of record have a choice of voting by proxy:

o	by calling this toll-free number 1-866-894-0537 and following the instructions when prompted;

o	accessing this Internet website and following the instructions provided there: www.cstproxyvote.com; or

o	filling out, signing, and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a beneficial owner, you will receive instructions from your bank, broker, or other nominee that you must follow in order to have your shares of Company common stock voted at the special meeting.  (Please see “The Special Meeting—Vote Required,” beginning on page 72, to determine if you are a stockholder of record or a beneficial owner.)  Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must obtain a legal proxy from your bank, broker, or other nominee prior to the special meeting, and present the proxy at the meeting.

A control number, located on your proxy card, is designed to verify your identity, allow you to vote your shares of Company common stock, and confirm that your voting instructions have been properly recorded when voting over the Internet or by telephone.  Please be aware that if you vote over the Internet or by telephone, you may incur costs such as Internet access or telephone charges for which you will be responsible.

Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting a proxy over the Internet or by telephone. Please do NOT send in your stock certificates with your proxy card.   If you are a holder of stock certificates, when the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the per share merger consideration in exchange for your stock certificates.

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If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card (or their valid designees), will vote your shares of Company common stock in the way that you indicate.  When completing the Internet or telephone voting procedures, or filling out the proxy card, you may specify whether your shares of Company common stock should be voted for or against, or whether you wish to abstain from voting, on all, some, or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card, but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares of Company common stock represented by your properly signed proxy will be voted “FOR” the proposal to approve the merger agreement, “FOR” the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, and “FOR” any proposal to adjourn the special meeting, to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies, if there are insufficient votes at the time of the special meeting to adopt the proposal to approve the merger agreement.

IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF COMPANY COMMON STOCK PROMPTLY.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE.  STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON, IF THEY ARE STOCKHOLDERS OF RECORD OR ARE IN POSSESSION OF LEGAL PROXIES FROM A NOMINEE HOLDER.

Other Business

As of the date of this proxy statement, our board of directors is not aware of any business to be acted upon at the special meeting other than the proposal to approve the merger agreement described herein, the proposal to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger and the adjournment proposal.  If, however, other matters are properly brought before the special meeting, or when an adjourned meeting is reconvened, the persons appointed as proxies in the proxy cards will have discretion to vote or act on such matters according to their judgment.

Revocation of Proxies

Your proxy is revocable.  If you are a registered stockholder, you can revoke your proxy at any time before it is voted at the special meeting by:

•	submitting a new proxy with a later date, by using the Internet or telephone voting procedures described above, or by completing, signing, dating and submitting a new proxy card by mail to the Company;

•	attending the special meeting and voting in person; or

•	sending written notice of revocation to the Company Secretary.

Attending the special meeting without taking one of the actions described above will not in itself revoke your proxy.  Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company’s Secretary, you should ensure that you mail your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the day of the special meeting.

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If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to revoke your proxy or submit new voting instructions.

Adjournments and Postponements

The Company may request the adjournment of the special meeting, and stockholders, by a majority of votes cast with respect to the matter, may approve any adjournment of the special meeting, whether or not a quorum exists, without further notice, other than by an announcement made at the special meeting, including, if there are not sufficient votes at the time of the special meeting to approve the merger agreement, to permit the further solicitation of proxies.

Under the merger agreement, the Company is permitted to delay, postpone, or cancel the special meeting (but not beyond June 27, 2013), if, in the good faith judgment of our board of directors, acting upon a recommendation of the Special Committee, a failure to do so would be inconsistent with their respective fiduciary duty obligations.  The Company is permitted to delay the meeting in order to allow for completion of the proxy solicitation process.

Anticipated Date of Completion of the Merger

The merger is anticipated to be completed in the fourth quarter of 2012.

Rights of Dissenting Stockholders

You do not have any dissenter’s rights or other statutory rights of objection in connection with the merger under Nevada law.  Section 92A.390 of the NRS does not provide any right of dissent with respect to a plan of merger under criteria described in that section of the NRS, which the Company satisfies.

Solicitation of Proxies

Our board of directors is soliciting proxies to be voted at the special meeting and any reconvening of the meeting if it should be adjourned.

Proxies are being solicited through the mail.  The Company has engaged MacKenzie Partners, Inc., or MacKenzie, to assist in the solicitation of proxies for the special meeting, for a fee of $15,000.  The Company also has agreed to reimburse MacKenzie for reasonable out-of-pocket expenses and to indemnify MacKenzie against certain losses arising out of its proxy solicitation services.  The directors, executive officers, and certain other employees of the Company may also solicit proxies personally, by telephone, fax, e-mail, the Internet, press release, or other means, without additional compensation for such activities.  The Company will bear all expenses relating to the solicitation of proxies, except that Parent and the Company have agreed to share equally expenses incurred in connection with filing, printing, and mailing this proxy statement.

The Company will request banks, brokers, and other custodians, fiduciaries, and nominees to forward proxy soliciting material to the beneficial owners who hold their shares through such banks, brokers, or nominees, and to obtain their voting instructions. The Company will reimburse such banks, brokers, or nominees at approved rates for their reasonable expenses incurred in connection with the foregoing activities.

Availability of Documents Incorporated by Reference

Documents incorporated into this proxy statement by reference (excluding exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents) will be provided without charge by first class mail to each person to whom this proxy statement is delivered upon written or oral request of such person to MacKenzie.

Questions and Additional Information

If you need assistance in completing your proxy card or have questions regarding the merger or special meeting, or to request additional copies of the proxy statement or the proxy card, please contact MacKenzie at +1 (212) 929-5500 (collect) or at +1 (800) 322-2885 (toll-free in the United States), by email at proxy@mackenziepartners.com, or at 105 Madison Avenue, New York, New York 10016.

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THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled, “Where You Can Find More Information,” beginning on page 103.

Explanatory Note Regarding the Merger Agreement

The merger agreement is included to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by the Company, Holdco, Parent, and Merger Sub were qualified and subject to important limitations agreed to by the Company, Holdco, Parent, and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger, if the representations and warranties of the other party prove to be untrue, because of a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and, in some cases, were qualified by the matters contained in the disclosure schedule that the Company delivered in connection with the merger agreement, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

Effects of the Merger; Directors and Officers; Articles of Incorporation; Bylaws

The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, set forth in the merger agreement. As the surviving corporation, the Company will continue to exist following the merger.

The board of directors of the surviving corporation will, from and after the effective time of the merger, consist of the directors of Merger Sub until their successors and assigns have been duly elected and qualified or until their earlier death, resignation or removal. The officers of the Company immediately prior to the effective time of the merger will, from and after the effective time of the merger, be the officers of the surviving corporation, each to hold office until the earlier of the officer’s resignation or removal.

The articles of incorporation of Merger Sub, as in effect immediately prior to the effective time of the merger will, by virtue of the merger, be the articles of incorporation of the surviving corporation, until thereafter amended in accordance with their terms and as provided by law. The bylaws of Merger Sub, as in effect immediately prior to the effective time of the merger will, by virtue of the merger, be the bylaws of the surviving corporation until thereafter amended in accordance with their terms, the articles of incorporation of the surviving corporation, and as provided by law.

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Following the completion of the merger, the Company common stock will be delisted from the NASDAQ Global Select Market and deregistered under the Exchange Act and will cease to be publicly traded.

Closing and Effective Time of the Merger

The closing of the merger will take place on the second business day following the satisfaction or waiver in accordance with the merger agreement of all of the conditions to closing of the merger (described under “Conditions to the Merger” below) (other than the conditions that by their terms cannot be satisfied until the closing of the merger, but subject to satisfaction or waiver of those conditions).

The effective time of the merger will occur upon the filing of the articles of merger with the Secretary of State of the State of Nevada (or at such later date as we and Parent may agree and specify in the articles of merger).

Treatment of Company Common Stock, Stock Options, and Restricted Shares

Common Stock

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time will no longer be outstanding and will be cancelled and cease to exist and will be converted automatically into the right to receive the merger consideration of $9.50 in cash, without interest, which we refer to as the per share merger consideration, other than shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any wholly owned subsidiary of the Company. Any shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any of our wholly owned subsidiaries immediately prior to the effective time will be automatically cancelled and will cease to exist, but no consideration will be delivered in exchange for these shares. No merger consideration will be paid for shares owned by certain members of the buyer group that are contributed to Parent as part of the rollover transactions. Each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time of the merger will be converted into and become one validly issued, fully paid and nonassessable share of common stock of the surviving corporation.

Stock Options

Immediately prior to the effective time of the merger, each then-outstanding option to purchase shares of Company common stock granted under any equity plan of the Company, whether or not vested or exercisable, will become fully vested and exercisable (contingent upon the occurrence of the merger) and will be converted into the right to receive, and the Company will pay to each such individual holder, at or promptly after the effective time of the merger, an amount in cash equal to the product of (i) the excess, if any, of the merger consideration of $9.50 per share over the applicable exercise price per share of such stock option and (ii) the number of shares of Company common stock such holder could have purchased had such holder exercised such stock option in full immediately prior to the effective time of the merger.

Restricted Shares

Immediately prior to the effective time of the merger, each then-outstanding restricted share of Company common stock granted under any equity plan of the Company, will vest in full, contingent upon the occurrence of the merger (and all restrictions thereon will immediately lapse), and be converted at the effective time into the right to receive an amount in cash equal to $9.50.

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Exchange and Payment Procedures

Prior to the effective time of the merger, Parent will enter into an agreement with a paying agent to receive the merger consideration. At or prior to the effective time of the merger, Holdco or Parent will deposit, or will cause to be deposited, with the paying agent sufficient funds to make payment of the aggregate per share merger consideration to the holders of shares of Company common stock entitled to receive it. With respect to shares of Company common stock held by The Depository Trust Company, or DTC, if the closing of the merger occurs (a) at or prior to 11:30 a.m., U.S. Eastern time, on the date of the closing of the merger, the paying agent will transmit to DTC an amount in cash in immediately available funds equal to the number of shares of Company common stock held of record by DTC immediately prior to the effective time of the merger multiplied by the per share merger consideration, which we refer to as the DTC payment, or (b) after 11:30 a.m., U.S. Eastern time, on the closing date of the merger, the paying agent will transmit the DTC payment to DTC on the first business day after the date of the closing of the merger.

Promptly, and in any event not later than the second business day after the effective time of the merger, each record holder, as of the effective time of the merger, of a certificate or certificates representing outstanding shares of Company common stock will be sent a letter of transmittal describing how such holder may exchange its certificated shares of Company common stock for the per share merger consideration. Promptly, and in any event not later than the second business day after the effective time of the merger, each record holder of uncertificated shares of Company common stock represented by book-entry will receive an amount in cash equal to the product of the number of book-entry shares of Company common stock held by such holder multiplied by the per share merger consideration.

You should NOT return your stock certificates with the enclosed proxy card, and you should NOT forward your stock certificates to the paying agent without a letter of transmittal.

If you are the record holder of certificated shares of Company common stock, you will not be entitled to receive the per share merger consideration until you deliver a duly completed and executed letter of transmittal to the paying agent and surrender your stock certificate or certificates to the paying agent. If you are the record holder of uncertificated shares of Company common stock represented by book-entry, you will be paid the per share merger consideration promptly, and in any event within two business days of completion of the merger.

No interest will be paid or accrued on the cash payable as the merger consideration upon your surrender of your certificate or certificates. Parent, the surviving corporation, and the paying agent will be entitled to deduct and withhold any applicable taxes from the merger consideration. Any sum that is withheld will be treated as having been paid to the person in respect of whom it is withheld.

After the effective time of the merger, the stock transfer books of the Company will be closed, and thereafter there will be no further registration of transfers of shares of Company common stock that were outstanding prior to the effective time of the merger. If, after the effective time of the merger, stock certificates are presented to the surviving corporation for transfer, such stock certificates will be cancelled and exchanged for the merger consideration.

After the date that is six months after the effective time of the merger, Parent may require the paying agent to deliver to it any funds (including any interest received with respect thereto) that have not been disbursed to holders of Company common stock, and thereafter such holders will be entitled to look to Parent and the surviving corporation (subject to abandoned property, escheat or other similar laws), only as general creditors thereof, with respect to the merger consideration payable to them. If a record owner of shares has transferred them to you, but the transfer is not registered in the transfer records of the Company, you will not be paid for the shares, unless the applicable letter of transmittal is accompanied by all documents reasonably required by Parent to evidence such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.

If you have lost a stock certificate, or if it has been stolen or destroyed, then, before you will be entitled to receive the per share merger consideration, you will have to submit an affidavit of the loss, theft or destruction, and, if required by the paying agent, post a bond in a customary amount as indemnity against any claim that may be made against it or the surviving corporation with respect to such certificate. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.

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Financing Covenant; Company Cooperation

Each of Holdco and Parent will use its commercially reasonable efforts to arrange and obtain the financing for the merger on the terms and conditions described in the financing documents and will not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, any financing documents, provided that Holdco, Parent and Merger Sub may replace, amend or supplement the debt financing agreement, if such replacements, amendments or supplements would not (x) expand upon the conditions precedent to the debt financing as set forth in the debt financing agreement in any way or (y) prevent or impair the availability of the financing or materially delay the financing under the debt financing agreement or the consummation of the transactions contemplated by the merger agreement.

Each of Holdco and Parent will use its commercially reasonable efforts to:

•	maintain in full force and effect the financing documents until the transactions contemplated by the merger agreement are consummated;

•	satisfy on a timely basis all conditions and covenants applicable to Holdco, Parent, and Merger Sub in the financing documents (including by consummating the financing pursuant to the terms of the equity financing) and otherwise comply with its obligations thereunder;

•	enter into notes, security agreements, guarantees and other definitive agreements as required by the debt financing agreement on the terms and conditions contemplated by the debt financing agreement;

•	consummate the financing at or prior to the closing of the merger; and

•	assuming all terms and conditions in the debt financing agreement have been satisfied, cause the financing sources and other persons providing debt financing to fund on the date of the closing of the merger the debt financing required to consummate the merger and the other transactions contemplated by the merger agreement.

Holdco, Parent, and Merger Sub acknowledge in the merger agreement that the obtaining of any financing is not a condition to the closing of the merger, such that if any financing (or any alternative financing) has not been obtained, Holdco, Parent, and Merger Sub will continue to be obligated, subject to the satisfaction or waiver of the conditions to the closing of the merger specified in the merger agreement, to consummate the merger.

If any portion of the debt financing becomes unavailable on the terms contemplated in the debt financing agreement, Parent is required to use its commercially reasonable efforts to arrange and obtain alternative debt financing, from alternative debt financing sources, in an amount sufficient to consummate the transactions contemplated by the merger agreement on terms and conditions not less favorable, taken as a whole, to Holdco, Parent, and Merger Sub than those set forth in the debt financing agreement, as promptly as practicable following the occurrence of such event, but in no event, later than the second business day immediately prior to the closing of the merger.

We have agreed to use our commercially reasonable efforts to provide to Parent and Merger Sub (at Parent’s sole expense) all reasonable cooperation reasonably requested by Parent that is necessary in connection with the financing for the merger, including (i) promptly furnishing to Parent and Merger Sub and their financing sources the financial statements required to be delivered to the lenders under the debt financing agreement, (ii) facilitating the pledging of collateral in connection with the debt financing as reasonably requested by Parent and its financing sources and customary for financings similar to the financing (provided that no such pledge will be effective prior to the effective time of the merger), and (iii) facilitating the execution and delivery at the closing of the merger of any ancillary debt agreements related to the debt financing as required by the debt financing agreement. Holdco, Parent, and Merger Sub have agreed to indemnify us from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, and penalties and to reimburse us for all documented and reasonable out-of-pocket expenses, in each case incurred by us in connection with the arrangement of the debt financing.

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Representations and Warranties

We made certain representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, certain public filings made by the Company with the SEC, and the matters contained in the disclosure schedule delivered by the Company in connection with the merger agreement. These representations and warranties relate to, among other things:

•	due organization, existence, and authority to carry on our businesses;

•	our articles of incorporation and bylaws;

•	our capitalization;

•	our corporate power and authority to enter into, and consummate the transactions under, the merger agreement, and the enforceability of the merger agreement against us;

•	the declaration of advisability of the merger agreement and the merger by the board of directors, and the approval of the merger agreement and the merger by the board of directors;

•	the absence of violations of, or conflicts with, our governing documents, applicable law and certain agreements as a result of our entering into and performing our obligations under the merger agreement;

•	the governmental consents, approvals, authorizations, permits, notices and filings required to complete the merger;

•	our compliance with applicable laws, government orders, licenses, permits, and consent decrees;

•	our SEC filings since January 1, 2010 and the financial statements included therein;

•	our compliance with the Sarbanes-Oxley Act of 2002 and the listing and corporate governance rules and regulations of NASDAQ;

•	our disclosure controls and procedures and internal controls over financial reporting;

•	the absence of certain undisclosed liabilities;

•	the conduct of our business in all material respects in the ordinary course consistent with past practice since December 31, 2011 through the date of the merger agreement;

•	the absence of a Company material adverse effect (as described below) and the absence of certain other changes or events since December 31, 2011 through the date of the merger agreement;

•	the absence of legal proceedings, investigations, and governmental orders against us or our subsidiaries;

•	employee benefit plans;

•	certain labor and employment matters;

•	insurance policies;

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•	personal property and assets;

•	real property;

•	tax matters;

•	accuracy of the information we supplied for inclusion or incorporation by reference in this proxy statement and the Schedule 13E-3, and the compliance of those filings with applicable law;

•	intellectual property;

•	environmental matters;

•	material contracts and the absence of any default under any material contract;

•	certain contracts entered into by our subsidiaries that are variable interest entities;

•	Nevada anti-takeover statutes;

•	the absence of any undisclosed material contracts or transactions with executive officers or directors of the Company or any person beneficially owning more than 5% of the Company’s common stock;

•	the Special Committee’s receipt of a fairness opinion from BofA Merrill Lynch; and

•	the absence of any undisclosed brokers’ or finders’ fees.

Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect,” which means any development, fact, circumstance, condition, event, change, occurrence or effect, individually or in the aggregate, that would have or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole, other than any development, fact, circumstance, condition, event, change, occurrence or effect resulting from:

•	changes in general economic, financial market, business, or geopolitical conditions;

•	changes or developments in any of the industries in which the Company or its subsidiaries operate;

•	changes in any applicable laws or applicable accounting regulations or principles or interpretations thereof;

•	any change in the price or trading volume of the shares of Company common stock, in and of itself (provided that the facts or occurrence giving rise to or contributing to such change that are not otherwise excluded from the definition of “material adverse effect” may be taken into account in determining whether there has been a material adverse effect);

•	any outbreak or escalation of hostilities or war or any act of terrorism;

•	any actions taken (or omitted to be taken) pursuant to the express terms of the merger agreement (provided that this exception does not apply to certain specified provisions of the merger agreement) or at the request of Holdco, Parent or Merger Sub;

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•	any failure by the Company to meet any published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operation for any period or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of the Company’s revenue, earnings or other financial performance or results of operations, in each case in and of itself (provided that the facts or occurrence giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” may be taken into account in determining whether there has been a material adverse effect);

•	the announcement of the merger agreement and the transactions contemplated thereby, including the initiation of litigation by any person with respect to the merger agreement, and including any termination of, reduction in or other negative impact on relationships or dealings, contractual or otherwise, with any customers, suppliers, distributors, partners, or employees of the Company and its subsidiaries due to the announcement and performance of the merger agreement or the identity of the parties to the merger agreement;

•	the performance of the merger agreement and the transactions contemplated thereby, including compliance with the covenants set forth therein (provided that this exception does not apply to certain specified provisions of the merger agreement); or

•	any action or omission of the Company or any subsidiary taken, directly or indirectly, at the direction of Mr. Fu (with the consent of Abax Lotus Ltd. and AGC Asia 6 Ltd.) outside the ordinary course of business and not approved by the Special Committee.

The first three and the fifth exceptions above do not apply, and therefore any such development, fact, circumstance, event, change, occurrence or effect may be taken into account in determining whether there has been a material adverse effect, to the extent such development, fact, circumstance, event, change, occurrence or effect has a materially disproportionately adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other companies in the industries in which the Company and its subsidiaries operate.

The merger agreement also contains certain representations and warranties made by Holdco, Parent, and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of Holdco, Parent and Merger Sub relate to, among other things:

•	their due organization, existence, good standing, and authority to carry on their businesses;

•	their corporate power and authority to enter into, and consummate the transactions under, the merger agreement, and the enforceability of the merger agreement against them;

•	the absence of violations of, or conflicts with, their governing documents, applicable law and certain agreements as a result of their entering into and performing under the merger agreement;

•	the governmental consents, approvals, authorizations, permits, notices, and filings required to complete the merger;

•	the absence of legal proceedings and investigations against Holdco, Parent, and Merger Sub;

•	the accuracy of the information supplied for inclusion in this proxy statement and the Schedule 13E-3;

•	the absence of any undisclosed brokers’ or finders’ fees;

•	validity and enforceability of the financing documents and the contribution agreement;

•	the absence of any breach or default under the financing documents and the contribution agreement;

•	the absence of contingencies related to the funding of the financing other than as set forth in the equity commitment letters or the debt financing agreement;

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•	sufficiency of funds;

•	the operations and capitalization of Holdco, Parent and Merger Sub;

•	the absence of any requirement for any vote or consent by any capital stock holder of Holdco or Parent, in order to approve the merger agreement and the merger;

•	solvency of the surviving corporation immediately following consummation of the merger;

•	delivery of the executed limited guarantees;

•	the absence of certain compensation or employee arrangements;

•	the absence of undisclosed arrangements among the members of the buyer group; and

•	Nevada anti-takeover statutes.

Many of the Holdco, Parent, and Merger Sub representations and warranties are qualified by, among other things, exceptions relating to the absence of a “Parent material adverse effect,” which means any event, change, occurrence, or effect that would prevent, materially delay, or materially impede the performance by Holdco, Parent, or Merger Sub of its obligations under the merger agreement or the consummation of the transactions contemplated by the merger agreement.

The representations and warranties in the merger agreement of each of the Company, Holdco, Parent, and Merger Sub will terminate upon the consummation of the merger or the termination of the merger agreement pursuant to its terms.

Conduct of Our Business Pending the Merger

Under the merger agreement, we have agreed that, subject to certain exceptions set forth in the merger agreement or as required by law or regulation, between the date of the merger agreement and the effective time of the merger, unless Parent gives its prior written approval (which may not be unreasonably withheld or delayed), we and our subsidiaries will conduct our businesses in the ordinary course and will use commercially reasonable efforts to preserve substantially intact our business organization and to preserve in all material respects our present relationships with customers, suppliers, distributors, employees and other persons with which we have material business relations.

Subject to certain exceptions set forth in the merger agreement or as required by law or regulation, we will not, and we will not permit our subsidiaries to, take any of the following actions without Parent’s written approval (which may not be unreasonably withheld or delayed):

•	make changes to the organizational documents of the Company or its subsidiaries;

•	issue, deliver, sell, pledge, dispose of, or encumber shares of capital stock, ownership interests, or voting securities (or options, warrants, convertible securities or other rights to acquire or receive shares of capital stock, other ownership interests, or voting securities) of the Company or our subsidiaries (subject to certain exceptions specified in the merger agreement);

•	declare, set aside, or pay any dividends or other distributions (other than dividends paid by wholly owned subsidiaries to the Company or to our other wholly owned subsidiaries);

•	reclassify, combine, split, subdivide, redeem, purchase, or otherwise acquire any shares of capital stock of the Company, subject to certain exceptions, or reclassify, combine, split, or subdivide any capital stock or other ownership interests of any of the Company’s subsidiaries;

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•	acquire any corporation, partnership, or other business organization or division thereof, or any material assets, other than purchases of inventory and other assets in the ordinary course of business or pursuant to existing contracts made available to Parent;

•	sell, pledge, mortgage, lease, license, encumber, transfer, or otherwise dispose of any material property or assets except (i) dispositions of obsolete, surplus or worn-out assets or assets that are no longer useful in the conduct of our business, (ii) transfers among the Company and its subsidiaries, or (iii) in the ordinary course of business;

•	terminate, cancel, transfer, assign, license, encumber, or agree to any material change in or waiver under any material contract, or enter into or amend any contract that, if existing on the date of the merger agreement, would be a material contract;

•	grant any material licenses of intellectual property, except in the ordinary course of business;

•	incur, issue, renew, prepay, syndicate, refinance, or modify in any material respect the terms of any indebtedness for borrowed money or assume, guarantee, or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make, forgive, or cancel any loans, advances or capital contributions to, or investments in, any other person (other than a wholly owned subsidiary or certain permitted acquisitions), in each case in an amount in excess of $1,000,000 individually or $2,000,000 in the aggregate, other than in the ordinary course of business consistent with past practice (including any borrowings under the Company’s existing credit agreements and in respect of letters of credit);

•	except pursuant to any Company employee benefit plan or as required by applicable law, (i) increase the compensation or fringe benefits of any of its directors, officers, or employees, other than in the ordinary course of business consistent with past practice, (ii) grant any severance or termination pay not provided for under any such employee benefit plan or any retention pay, (iii) waive or amend in any material respect any performance or vesting criteria or accelerate vesting, exercisability, or funding under any employee benefit plan, (iv) enter into any employment, consulting, or severance agreement or arrangement with any of its present directors, officers, employees, or independent consultants, other than in the ordinary course of business consistent with past practice with respect to non-executive officer employees, employees with an annual base salary of less than $100,000, and independent consultants, or (v) establish, adopt, enter into, or amend in any material respect or terminate any employee benefit plan, excluding adjustment of performance targets for performance-based awards in a manner permitted under the terms of such awards or in the ordinary course of business;

•	make any material change in any financial or tax accounting principles, policies, methods, or procedures used by the Company, except as may be required by changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

•	other than in the ordinary course of business consistent with past practice, (i) make, change, or revoke any tax election, (ii) enter into any release, settlement, or compromise of any material tax liability, (iii) file any amended tax return with respect to any material tax or waive any statute of limitations with respect to any material tax claim or assessment, (iv) change (or file a request to make such change) any method of tax accounting or any annual tax accounting period, (v) enter into or request any closing agreement relating to any tax, (vi) surrender any right to claim a tax refund, (vii) fail to duly and timely file all tax returns and other documents required to be filed with any taxing authority in accordance with past practice (taking into account any extension of time within which to file such tax return), or (viii) incur any material liability for taxes;

•	settle or compromise any litigation other than settlements or compromises of litigation where the amount paid in settlement or compromise, in each case, does not exceed the amount set forth in the disclosure schedules;

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•	except for the merger agreement, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of such entity (other than among the Company’s subsidiaries);

•	enter into, amend, or modify any union recognition agreement, collective bargaining agreement, or similar agreement with any trade union or representative body;

•	enter into or modify any affiliate transactions;

•	make capital expenditures that are not budgeted in the Company’s current plan approved by our board of directors that was previously made available to Parent, except for (i) other expenditures necessary to maintain existing assets in good repair, consistent with past practice, or (ii) any other single capital expenditure not in excess of $250,000 or capital expenditures for the Company and its subsidiaries not in excess of $1,000,000 in the aggregate; or

•	authorize or agree to take any of the foregoing actions.

Holdco, Parent, and Merger Sub are prohibited from directly or indirectly taking any action that would individually or in the aggregate prevent, materially delay or materially impede the performance by Holdco, Parent or Merger Sub of its obligations under the merger agreement or the consummation of the merger.

Acquisition Proposals

Except as permitted by the terms of the merger agreement described below, we have agreed in the merger agreement that the board of directors will not: (i) withdraw or modify (or publicly propose to do the foregoing), in a manner adverse to Parent or Merger Sub, our board of directors’ recommendation with respect to the merger, or adopt, approve, or recommend (or publicly propose to do the foregoing) any acquisition proposal (as defined below); or (ii) adopt, approve, recommend, or allow the Company or any subsidiary to execute or enter into any alternative acquisition agreement relating to an acquisition proposal. The actions described in clause (i) above are referred to in this proxy statement as a “change of recommendation.”

Upon execution of the merger agreement, we were required to immediately cease any discussions or negotiations with any persons that may have been ongoing with respect to any acquisition proposals. At any time from and after the date of the merger agreement and until the effective time of the merger or, if earlier, the termination of the merger agreement, we and our subsidiaries may not, and we may not permit or authorize our or their officers, directors, employees, agents, and representatives, directly or indirectly, to:

•	initiate, solicit, or knowingly encourage or knowingly facilitate (including by providing non-public information) any inquiries regarding, or the making of any, acquisition proposals; or

•	engage in, continue, or otherwise participate in any negotiations or discussions (other than to state that we are not permitted to have discussions) concerning, or provide or cause to be provided any non-public information or data relating to the Company or any subsidiary in connection with, an acquisition proposal.

However, at any time prior to the time our stockholders approve the merger agreement, if the Company receives a bona fide written acquisition proposal from any person, we may, if the Special Committee, prior to our taking any such actions, determines in good faith (after consultation with outside legal counsel and its financial advisors) that such acquisition proposal either constitutes a superior proposal or may reasonably be expected to lead to a superior proposal (as defined below):

•	furnish information and data with respect to the Company and its subsidiaries to the person making such acquisition proposal pursuant to a customary confidentiality agreement on terms at least as restrictive as those contained in the confidentiality agreements with Mr. Fu and Abax but excluding the “standstill” provisions thereof (except for such changes necessary in order for the Company to be able to comply with its obligations under the merger agreement); and

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•	participate, through the Special Committee, in discussions or negotiations with such person and its representatives regarding such acquisition proposal.

At any time before the merger agreement is approved by our stockholders, we may terminate the merger agreement and enter into an alternative acquisition agreement with respect to a superior proposal, so long as we comply with certain terms of the merger agreement, including paying a termination fee to Parent. See the section titled “Termination Fees” below for more information. In addition, at any time prior to the time our stockholders approve the merger agreement, our board of directors may, upon the recommendation of the Special Committee, effect a change of recommendation, if the Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to do so would be reasonably likely to be inconsistent with the discharge or exercise of the board of directors’ fiduciary duties under applicable law.

However, prior to effecting a change of recommendation or terminating the merger agreement in order to enter into an alternative acquisition agreement with respect to a superior proposal, we must provide written notice to Parent and Merger Sub at least three business days in advance of such change of recommendation or authorization to terminate the merger agreement. In addition, in the event the basis of such proposed action is in connection with a superior proposal:

•	the notice must include the terms and conditions of the superior proposal (including the identity of the person making the superior proposal and any financing materials related to the superior proposal, if any) and include copies of all documents relating thereto;

•	during the three business days following delivery of the notice, we must negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) to make adjustments in the terms and conditions of the merger agreement and the financing documents so that the superior proposal ceases to be a superior proposal; and

•	following the end of such three business day period, our board of directors and the Special Committee must determine in good faith after consultation with their outside legal counsel and financial advisors, taking into account any changes to the merger agreement and the financing documents proposed in writing by Parent and Merger Sub, that the superior proposal continues to constitute a superior proposal.

Nothing in the provisions of the merger agreement relating to acquisition proposals prevents us from complying with our disclosure obligations under U.S. federal or state law with regard to an acquisition proposal, including taking and disclosing to our stockholders a position contemplated by Rules 14d-9 and 14e-2(a) under the Exchange Act or making any similar communication to our stockholders, or making any “stop-look-and-listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act to our stockholders, provided that our board of directors expressly publicly reaffirms our board of directors’ recommendation with respect to the merger in such disclosure.

In this proxy statement, an “acquisition proposal” means any bona fide inquiry, proposal, or offer from any person or group of persons other than Holdco or one of its subsidiaries or affiliates for, (i) a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, or similar transaction involving an acquisition of the Company (or any subsidiary of the Company whose business constitutes 15% or more of the net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole) or (ii) the acquisition in any manner, directly or indirectly, of over 15% of the equity securities of the Company or over 15% of the consolidated total assets of the Company and its subsidiaries, in each case other than the merger.

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In this proxy statement, a “superior proposal” means any acquisition proposal (with the percentages set forth in the definition of such term changed from 15% to 50%) that the Special Committee, which has full, sole, and exclusive authority to make such determination, has determined in its good faith judgment after consultation with its outside legal counsel and financial advisors (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial, and regulatory aspects of the proposal and the person making the proposal and (ii) if consummated, would result in a transaction more favorable to the Company’s stockholders (other than to the Rollover Holders) from a financial point of view than the transaction contemplated by the merger agreement (after giving effect to all adjustments to the terms thereof offered by Parent in writing).

Stockholders Meeting

We are required, as soon as reasonably practicable following confirmation by the SEC that it has no further comments regarding this proxy statement, to take all action necessary to duly call, give notice of, convene, and hold a meeting of our stockholders for the purpose of approving the merger agreement and, except as described under “Acquisition Proposals” above, to include in the definitive proxy statement our board of directors’ recommendation with respect to the merger and use our reasonable best efforts to obtain the vote of our stockholders approving the merger. We are not required to hold the stockholders meeting if our board of directors or a board committee has made a change of recommendation.

Further Action; Efforts

We, Holdco, Parent and Merger Sub will use reasonable best efforts to take or cause to be taken all actions and to do or cause to be done, and cooperate with each other in order to do, all things necessary, proper, or advisable to consummate the merger and the other transactions contemplated by the merger agreement, as soon as practicable, including effecting the regulatory filings described under “The Merger—Regulatory Approvals and Notices,” using reasonable best efforts to defend all lawsuits and other proceedings by or before any governmental entity challenging the merger agreement or the consummation of the merger and resolve any objection asserted with respect to the transactions contemplated by the merger agreement under any antitrust law raised by any governmental entity and to prevent the entry of any court order, and to have vacated, lifted, reversed, overturned any injunction, decree, ruling, order, or other action of any governmental entity that would prevent, prohibit, restrict, or delay the consummation of the transactions contemplated by the merger agreement. We, Holdco, Parent, and Merger Sub will respond in good faith, as soon as reasonably practicable and after consultation with the other parties, to any request from any governmental entity for information with respect to the merger agreement or the transactions contemplated thereby.

We, Holdco, Parent, and Merger Sub have agreed to keep each other apprised of the status of matters relating to the completion of the transactions contemplated by the merger agreement and to work cooperatively in connection with obtaining any of the approvals of, or clearances from, each applicable governmental entity, including:

•	cooperating with each other in connection with filings required to be made by any party under applicable antitrust laws and liaising with each other in relation to each step of the procedure before the relevant governmental entities and as to the contents of all communications with such governmental entities;

•	furnishing to each other party all information within its possession that is required for any application or filing to be made by such other party under applicable laws;

•	promptly notifying each other of any communications from or with any governmental entity with respect to the transactions contemplated by the merger agreement and ensuring to the extent permitted by law or governmental entity that each of the parties is entitled to attend any meetings with or other appearances before any governmental entity with respect to the transactions contemplated by the merger agreement;

•	consulting and cooperating with one another in connection with all analyses, appearances, presentations, memoranda, briefs, arguments, opinions, and proposals made or submitted by or on behalf of any party in connection with proceedings under or relating to the applicable antitrust laws; and

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•	without prejudice to any rights of the parties under the merger agreement, consulting and cooperating in all respects with the other in defending all lawsuits and other proceedings by or before any governmental entity challenging the merger agreement or the consummation of the transactions contemplated thereby.

Indemnification; Directors’ and Officers’ Insurance

From the effective time of the merger through the sixth anniversary of the effective time of the merger, Holdco and Parent will cause the surviving corporation to indemnify and hold harmless our and our subsidiaries’ present and former officers and directors against all claims, losses, liabilities, damages, judgments, inquiries, fines, and reasonable fees, costs and expenses (including attorneys’ fees and disbursements) incurred in connection with any claim, action, suit, proceeding or investigation, arising out of or pertaining to (i) the fact that such person is or was an officer or director of the Company or any of its subsidiaries or is or was serving at the request of the Company or any of its subsidiaries as an officer or director of another corporation, partnership, joint venture, trust, or other enterprise or non-profit entity, (ii) matters existing or occurring at or prior to the effective time of the merger (including the merger agreement and the transactions and actions contemplated thereby), whether asserted or claimed prior to, at, or after the effective time of the merger, or (iii) enforcement of such rights, in each case to the fullest extent permitted under applicable law.

We are required to (and if we are unable to do so, Parent will cause the surviving corporation to) obtain and fully pay the premium for a six-year extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies. Such policies must be obtained from an insurance carrier with the same or better credit rating as our current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance and must have terms, conditions, retentions and limits of liability that are no less favorable, in the aggregate, than our existing policies. This obligation is subject to a cap of 300% of the annual premium amount we are currently paying for such insurance.

If we or the surviving corporation, as applicable, fail to purchase such “tail” insurance policies as of the effective time of the merger, then the surviving corporation will continue to maintain in effect, for a period of at least six years, the policies in place as of the date of the merger agreement, or to use reasonable best efforts to purchase comparable policies for such six-year period, in each case that are no less favorable, in the aggregate, than provided in our existing policies as of the date of the merger agreement. Parent’s obligation to provide this insurance will be capped at 300% of the annual premium amount we are currently paying for such insurance. If the annual premium amount for such coverage exceeds the cap, the surviving corporation must obtain a policy with the greatest coverage available for a cost not exceeding the amount of the cap.

The present and former directors and officers of the Company will have the right to enforce the provisions of the merger agreement relating to their indemnification and are express third-party beneficiaries of the merger agreement for this purpose.

Delisting of Our Common Stock

Prior to the closing date of the merger, the Company will cooperate with Parent and use reasonable best efforts to do all things reasonably necessary to enable the delisting of our common stock from the NASDAQ Global Select Market and the deregistration of our common stock under the Exchange Act, as promptly as practicable following the effective time of the merger.

Knowledge of Inaccuracies

Neither Holdco nor Parent will have any right to terminate the merger agreement on the basis of, or claim any damage or seek any other remedy for, any breach of or inaccuracy in any of our representations or warranties to the extent that Mr. Fu and Abax (Hong Kong) (or any of its affiliates) had actual knowledge of the breach or inaccuracy as of the date of the merger agreement.

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Conditions to the Merger

The respective obligations of the Company, Holdco, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of the following conditions:

•	the merger agreement must have been duly approved by (i) holders of at least a majority in combined voting power of the outstanding shares of Company common stock and (ii) holders of at least 60% in combined voting power of the outstanding shares of Company common stock not beneficially owned by the buyer group,or any affiliate of any buyer group member;

•	the PRC anti-monopoly bureau shall have issued a decision under the PRC anti-monopoly law approving the merger, to the extent required by law (the parties subsequently determined that such decision was not required); and

•	no court or governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced, or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the merger.

The obligations of Holdco, Parent and Merger Sub to effect the merger are also subject to the satisfaction or waiver by Parent at or prior to the effective time of the merger of the following additional conditions:

•	our representations and warranties regarding our capitalization must be true and correct (except for de minimis inaccuracies) as of the date of the merger agreement and as of the date of the closing of the merger as if made on and as of such date (except for those representations and warranties that address matters only as of an earlier date, which shall have been true and correct as of such earlier date);

•	our other representations and warranties that are qualified by reference to material adverse effect must be true and correct as of the date of the merger agreement and as of the date of the closing of the merger, as if made on and as of such date (except for those representations and warranties that address matters only as of an earlier date, which shall have been true and correct as of such earlier date);

•	our other representations and warranties that are not qualified by reference to material adverse effect (other than our representations and warranties regarding our capitalization) must be true and correct as of the date of the merger agreement and as of the date of the closing of the merger as if made on and as of such date (except for those representations and warranties that address matters only as of an earlier date, which shall have been true and correct as of such earlier date), provided that this condition will be deemed to have been satisfied, even if any such representations and warranties are not true and correct, unless the failure of such representations and warranties to be true and correct, individually or in the aggregate, has a material adverse effect;

•	the Company has performed in all material respects its obligations under the merger agreement at or prior to the date of the closing of the merger;

•	since the date of the merger agreement, there has not occurred a material adverse effect; and

•	Parent has received a certificate signed by an executive officer of the Company certifying that all of the above conditions with respect to the representations and warranties, performance of the obligations of the Company, and the absence of a material adverse effect have been satisfied.

Our obligation to effect the merger is subject to the satisfaction or waiver by us at or prior to the effective time of the merger of the following additional conditions:

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•	the representations and warranties of Holdco, Parent, and Merger Sub set forth in the merger agreement must be true and correct in all respects as of the date of the merger agreement and as of the date of the closing of the merger, as though made on and as of such date (except to the extent they speak as of an earlier date, in which case they shall be true and correct as of such earlier date), except for such failures to be true and correct as have not had, or would not reasonably be expected to result in, individually or in the aggregate, a material delay or material impediment to the performance by Holdco, Parent, or Merger Sub of its obligations under the merger agreement or the consummation of the transactions contemplated by the merger agreement;

•	each of Holdco, Parent, and Merger Sub has performed in all material respects its obligations under the merger agreement at or prior to the date of the closing of the merger; and

•	we have received a certificate signed by an executive officer of Holdco, Parent, and Merger Sub certifying that all of the above conditions with respect to the representations and warranties and performance of the obligations of Holdco, Parent, and Merger Sub have been satisfied.

Termination

We, by action of the Special Committee, and Parent may, by mutual written consent, terminate the merger agreement and abandon the merger at any time prior to the effective time of the merger, whether before or after the approval of the merger agreement by our stockholders.

The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time of the merger as follows:

•	by either Parent or the Company, if:

o	the merger has not been consummated by June 27, 2013, which we refer to as the termination date;

o	our stockholders meeting has been held and completed and our stockholders have not approved the merger agreement at such meeting or any adjournment or postponement of such meeting; or

o	an order permanently restraining, enjoining or otherwise prohibiting consummation of the merger has become final and non-appealable;

•	by the Company, if:

o	at any time prior to the approval of the merger agreement by our stockholders, (i) our board of directors (acting upon the recommendation of the Special Committee) authorizes the Company, in compliance with the merger agreement, to enter into an alternative acquisition agreement with respect to a superior proposal, (ii) immediately prior to or substantially concurrently with the termination of the merger agreement, we enter into an alternative acquisition agreement with respect to a superior proposal, and (iii) we pay Parent the termination fee discussed under “Termination Fees” below;

o	there has been a breach of a representation, warranty, covenant or agreement made by Holdco, Parent, or Merger Sub in the merger agreement, or any such representation and warranty becomes untrue after the date of the merger agreement, which breach or failure to be true would give rise to the failure of the condition to the closing of the merger relating to the accuracy of the representations and warranties of Holdco, Parent, and Merger Sub or compliance by Holdco, Parent, and Merger Sub with their obligations under the merger agreement, and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof is given by the Company to Parent and (ii) the date that is five business days prior to the termination date (provided that we will not have this right to terminate if we are then in material breach of any of our representations, warranties, covenants or other agreements that would result in the conditions to the obligation of Parent and Merger Sub to consummate the merger not being capable of being satisfied); or

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o	the conditions to the obligations of Holdco, Parent, and Merger Sub to close the merger have been and continue to be satisfied (other than those conditions that by their nature cannot be satisfied other than at the closing of the merger), we have irrevocably confirmed by notice to Parent that the conditions to the obligations of the Company to close the merger have been satisfied or will be waived, and the merger is not consummated within three business days of delivery of such notice;

•	by Parent, if:

o	our board of directors (acting with the affirmative vote of at least one member of the Special Committee or acting on the recommendation of the Special Committee) or the Special Committee (i) makes a change of recommendation or (ii) fails to include in this proxy statement, when mailed, its recommendation with respect to the merger; or

o	there has been a breach of a representation, warranty, covenant, or agreement made by the Company in the merger agreement or any such representation and warranty becomes untrue after the date of the merger agreement, which breach or failure to be true would give rise to the failure of the condition to closing of the merger relating to the accuracy of the representations and warranties of the Company or compliance by it with its obligations under the merger agreement, and such breach or failure to be true cannot be cured or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof is given by Parent to the Company and (ii) the date that is five business days prior to the termination date (provided that Parent will not have this right to terminate if it is then in material breach of any of its representations, warranties, covenants or other agreements that would result in the conditions to the obligation of the Company or of either party to consummate the merger not being capable of being satisfied).

Termination Fees

Company Termination Fee

We are required to pay Parent a termination fee of $11 million, which we refer to as the termination fee, if all of the following circumstances occur:

•	the merger agreement is terminated by us or Parent because of:

o	the failure to consummate the merger by the termination date; or

o	the failure of our stockholders to approve the merger agreement at the stockholders meeting;

•	any person makes public and does not withdraw an acquisition proposal after the date of the merger agreement and, in the event that the merger agreement is terminated because of the failure to consummate the merger by the termination date, prior to such termination, or, in the event that the merger agreement is terminated because of the failure of our stockholders to approve the merger agreement, prior to the stockholders meeting; and

•	within 12 months following such termination, we consummate an acquisition proposal, whether or not such acquisition proposal is the same one referred to in the immediately preceding bullet (provided that references to 15% in the definition of “acquisition proposal” shall be deemed to be references to 50%).

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We are also required to pay Parent the termination fee if any of the following circumstances occurs:

•	Parent terminates the merger agreement because our board of directors (acting with the affirmative vote of at least one member of the Special Committee or acting on the recommendation of the Special Committee) or the Special Committee (i) makes a change of recommendation or (ii) fails to include in this proxy statement when mailed, its recommendation with respect to the merger;

•	Parent terminates the merger agreement because of a breach of a representation, warranty, covenant, or agreement made by the Company in the merger agreement, or a failure of any such representation and warranty to be true after the date of the merger agreement, which breach or failure to be true would give rise to the failure of the condition to closing of the merger relating to the accuracy of the representations and warranties of the Company or compliance by it with its obligations under the merger agreement, and such breach or failure to be true cannot be cured or, if curable, is not cured prior to the earlier of (y) 30 calendar days after written notice thereof is given by Parent to the Company and (z) the date that is five business days prior to the termination date; or

•	we terminate the merger agreement because, prior to the approval of the merger agreement by our stockholders, (x) our board of directors authorizes the Company to enter into an alternative acquisition agreement with respect to a superior proposal, and (y) immediately prior to or substantially concurrently with the termination of the merger agreement, we enter into an alternative acquisition agreement with respect to a superior proposal.

Parent Termination Fee

Parent must pay us the Parent termination fee of $22 million in the event we terminate the merger agreement because:

•	there has been a breach of a representation, warranty, covenant or agreement made by Holdco, Parent, or Merger Sub in the merger agreement or any such representation and warranty becomes untrue after the date of the merger agreement, which breach or failure to be true would give rise to the failure of the condition to the closing of the merger relating to the accuracy of the representations and warranties of Holdco, Parent, and Merger Sub or compliance by Holdco, Parent, and Merger Sub with their obligations under the merger agreement, and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (x) 30 calendar days after written notice thereof is given by the Company to Parent and (y) the date that is five business days prior to the termination date; or

•	the conditions to the obligations of Holdco, Parent, and Merger Sub to consummate the merger have been and continue to be satisfied (other than those conditions that by their nature cannot be satisfied other than at the closing of the merger), we have irrevocably confirmed by notice to Parent that the conditions to the obligations of the Company have been satisfied or will be waived, and the merger is not consummated within three business days of delivery of such notice.

The guarantors have agreed to guarantee the obligation of Parent to pay the Parent termination fee and to guarantee the performance and discharge of certain expense reimbursement and indemnification obligations of Holdco, Parent, and Merger Sub, in each case pursuant to the limited guarantee.

Expenses

Except as otherwise provided in the merger agreement, each party to the merger agreement will bear its own expenses in connection with the merger agreement and the transactions contemplated thereby. Expenses incurred in connection with the printing, filing, and mailing of this proxy statement and the Schedule 13E-3 will be shared equally by Parent and the Company.

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Remedies

Subject to our right to specific performance (described below), our right to terminate the merger agreement and receive the Parent termination fee of $22 million from Parent is our sole and exclusive remedy against Parent, Merger Sub, any of the guarantors, and certain related parties for any loss suffered as a result of any breach of any covenant or agreement in the merger agreement or the failure of the merger to be consummated. Upon payment of such amounts, subject to certain exceptions described in the merger agreement, none of Parent, Merger Sub, any of the guarantors, or certain related parties shall have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated thereby. Subject to Parent’s right to specific performance (described below), Parent’s receipt of the termination fee of $11 million is the sole and exclusive remedy of Holdco, Parent, Merger Sub, the guarantors, and their respective affiliates against the Company, its subsidiaries and certain of their related parties for any loss suffered as a result of any breach of any covenant or agreement in the merger agreement or the failure of the merger to be consummated. Upon payment of such amounts, subject to certain exceptions described in the merger agreement, none of the Company, its subsidiaries or certain related parties shall have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated thereby.

The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms of the merger agreement in addition to any other remedy to which they are entitled at law or in equity. However, our ability to seek specific performance of Holdco, Parent, and Merger Sub’s obligation to draw down the equity financing for the merger (with respect to which we also have certain third-party beneficiary rights) and to cause Holdco, Parent, and Merger Sub to effect the closing is subject to the requirements that (i) all the conditions to the obligations of Holdco, Parent and Merger Sub to effect the merger described under “Conditions to the Merger,” beginning on page 89, have been satisfied or waived, other than those conditions that by their nature are to be satisfied at the closing of the merger, (ii) Parent and Merger Sub have failed to complete the closing of the merger by the date they are required to close as described under “Closing and Effective Time of the Merger,” beginning on page 77, (iii) the debt financing (or alternative financing) for the merger has been funded or will be funded if the equity financing is funded at the closing of the merger, and (iv) we irrevocably confirm that if such specific performance is granted and the equity and debt financing are funded then we are prepared to close the merger.

Access

Subject to certain exceptions, we will, upon reasonable prior written notice, afford Parent and its representatives reasonable access to the Company and furnish Parent and its representatives information concerning our business, properties, and personnel as may reasonably be requested.

Amendment; Waiver

The merger agreement may be amended by a written agreement signed by us (by action of the Special Committee), Holdco, Parent, and Merger Sub at any time prior to the completion of the merger, whether or not our stockholders have approved the merger agreement. However, after approval of the merger agreement by our stockholders, no amendment that requires further approval of our stockholders will be made without obtaining that approval. At any time prior to the completion of the merger, we, Holdco, Parent, or Merger Sub may waive the other party’s compliance with certain provisions of the merger agreement.

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DISSENTER’S RIGHTS

You are not entitled to dissenter’s rights or other statutory rights of objection in connection with the merger under Nevada law.  Section 92A.390 of the NRS does not provide any right of dissent with respect to a plan of merger under criteria described in that section of the NRS, which the Company satisfies.

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ADVISORY VOTE ON COMPENSATION IN CONNECTION WITH THE MERGER

Background

Section 14A of the Exchange Act requires that the Company provide its stockholders with the opportunity to approve, on a non-binding advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger. In accordance with Section 14A of the Exchange Act, we are requesting our stockholders’ approval, on a non-binding advisory basis, of the compensation that may be payable to the Company’s named executive officers in connection with the merger.  Therefore, we are asking the Company’s stockholders to adopt the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the section titled “Special Factors—Compensation in Connection with the Merger,” pursuant to Item 402(t) of Regulation S-K, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”

Vote Required and Board Recommendation

The vote on this proposal is a vote separate and apart from the vote to approve the merger agreement. Accordingly, you may vote not to approve this proposal and vote to approve the merger agreement and vice versa. Because the vote is advisory, it will not be binding on either the Company or Parent, regardless of whether the merger agreement is approved. Approval of the non-binding advisory proposal with respect to the compensation that may be received by the Company’s named executive officers in connection with the merger is not a condition to completion of the merger, and failure to approve this advisory matter will have no effect on the vote to approve the merger agreement. Because the compensation to be paid in connection with the merger is based on contractual arrangements with the named executives, such compensation will be payable, regardless of the outcome of this advisory vote, if the merger agreement is approved (subject only to the contractual conditions applicable thereto).

The proposal to approve the compensation that may be received by the Company’s named executive officers in connection with the merger will be approved if a majority of the votes cast with respect to such proposal in person or by proxy vote “FOR” the proposal (assuming the presence of a quorum at the special meeting).

Our board of directors recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation that may be received by the Company’s named executive officers in connection with the merger.

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IMPORTANT INFORMATION REGARDING THE COMPANY

Directors and Executive Officers of the Company

The following table sets forth the names and ages of our current directors and executive officers, their principal offices and positions and the date each such person became a director or executive officer. Executive officers are evaluated annually by our board of directors.  Each executive officer holds his office until he resigns, is removed by the board or his successor is elected and qualified. Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

The following persons are the directors and executive officers of the Company:

Name of Director	Age	Position	Since
Li Fu	46	Co-CEO, Chairman, Director	December 13, 2005
Joseph Longever	59	Co-CEO, Director	June 16, 2010
Wenbing Christopher Wang	41	President, Director	January 21, 2008
Feng Bai (1) (2) (3) (4)	42	Director	June 15, 2007
Jiping Hua (1) (2) (3)	73	Director	June 15, 2007
John Francis Perkowski (1) (2) (3) (4)	64	Director	May 21, 2008
Chongqi Huang	77	Director	June 28, 2012
Craig Studwell	63	Chief Financial Officer	October 18, 2010

(1)	Serves as a member of the Audit Committee.
(2)	Serves as a member of the Compensation Committee.
(3)	Serves as a member of the Nominating Committee.
(4)	Serves as a member of the Special Committee.

Mr. Li Fu was appointed our Chairman and Chief Executive Officer on December 13, 2005. Since November 2009, Mr. Fu has served as our Co-Chief Executive Officer. Mr. Fu is a founder of Dalian Fushi, a Company predecessor, and served as the Chief Executive Officer since Dalian Fushi commenced operations in 2001. Mr. Fu graduated from the PLA University of Science and Technology with a degree in Engineering. Mr. Fu has (i) extensive operating and managerial experience in domestic and international businesses, specifically wire and cable company operations; (ii) leadership and communication skills; (iii) substantial experience in advancing growth strategies; and (iv) significant experience involving acquisitions.

Mr. Joseph J. Longever was appointed as our Co-Chief Executive Officer in November 2009. He served as Chief Commercial Officer of Fushi Copperweld from July 2009 to November 2009. Prior to joining Fushi Copperweld, he ran an independent consulting service he founded in 2007. From 1999 to 2007 he held various positions in senior management, sales, marketing and operations within Copperweld Bimetallics, which we acquired in 2007, including as vice president and Chief Operations Officer. Mr. Longever has also served as Executive Vice President and General Manager at Crest Manufacturing Company and held sales roles at Texas Instruments. Mr. Longever graduated from Nathaniel Hawthorne College with a bachelor of science degree in business administration. Mr. Longever has (i) extensive operating and managerial experience in domestic and international businesses, specifically wire and cable company operations; (ii) leadership and communication skills; (iii) substantial experience in advancing growth strategies, including acquisitions and strategic alliances; (iv) experience with major sales channels; (v) significant experience in organizational development and talent development; and (vi) broad experience in corporate governance. Our board of directors believes Mr. Longever provides valuable insight and perspective on general strategic and business matters, stemming from his extensive executive and management experience within the bimetallics industry and while at Texas Instruments, Inc.

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Mr. Wenbing Christopher Wang has served as our President since January 21, 2008. He also served as our Chief Financial Officer from December 2005 to August 2009 and as our interim Chief Financial Officer from March 2010 to October 2010. Prior to joining the Company, Mr. Wang worked for Redwood Capital, Inc., China Century Investment Corporation, Credit Suisse First Boston and VCChina in various capacities. Fluent in both English and Chinese, Mr. Wang holds an MBA in Finance and Corporate Accounting from Simon Business School of the University of Rochester and a bachelor of science degree from the University of Science and Technology, Beijing. During the past five years, Mr. Wang has also served as a director of China Integrated Energy, Inc. (OTC Pink:CBEH), General Steel Holdings (NYSE: GSI), Orient Paper, Inc. (NYSE Amex: ONP), Shengtai Pharmaceutical, Inc. (OTCBB: SGTI) and Energroup Holdings Corporation (OTC Pink: ENHD). Mr. Wang has (i) a strong financial background in investment banking and investment management; (ii) leadership and communication skills; (iii) extensive experience in advancing growth strategies, including acquisitions and strategic alliances; and (iv) broad experience in corporate governance.

Mr. Feng Bai. Mr. Bai founded Lighthouse Consulting Ltd. in Hong Kong in February 2003 and has been its President since its founding. Mr. Bai has also been a Managing Director at Peak Capital Advisory Ltd. since 2007. Mr. Bai has been active in advising foreign corporations to invest and setup joint ventures in the PRC. Since 1999, Mr. Bai has been doing business in China mainly in consulting, investment and distribution. From 1997 to 1999, Mr. Bai was employed by the investment banking division of Banco Santander, focusing on clients and transactions in Asia. Mr. Bai received his MBA degree from Harvard Business School in 1997 and graduated from Babson College in 1993 with a bachelor of science degree in Finance/Investment and International Business Administration. Mr. Feng Bai has (i) a strong financial background in investment management; (ii) substantial experience in advancing growth strategies, including acquisitions and strategic alliance; and (iii) broad experience in corporate governance. Mr. Bai’s experience as a director of large, publicly traded multinational corporations enables him to provide meaningful input and guidance to our board of directors and as Chairman of the compensation committee. Mr. Bai is also fluent in English and Chinese.

Mr. Jiping Hua. Most recently, Mr. Hua served as Chairman of China Optical & Electrical Cable Association, where he served since 1998 until his retirement in 2008, and is a preeminent expert in the wire and cable industry of the People’s Republic of China. Mr. Hua brings to the Company over 40 years of experience focused on the research and development of special cable and new materials applications. Mr. Hua was one of the major authors of the widely used textbook, “Information Transmission Line and Applications”. Over the years, Mr. Hua has been awarded the prestigious title of “Expert with Outstanding Contributions” by the Ministry of Electrical Industry of China and has been the recipient of National Special Allowance to Outstanding Scientists from the Chinese government. Mr. Hua was also a member of the 10th Shanghai People’s Congress, former President of the 23rd Research Institute of Electronics Industry, Fellow of the China Institute of Electronics (CIE), Senior Member of the Institute of Electrical and Electronics Engineers (IEEE) and Director of the Shanghai Science & Technology Veterans Association. Mr. Hua graduated from the Shanghai Jiao Tong University in 1962 with a bachelor of science degree in Electrical Engineering. Mr. Hua has (i) extensive experience in the wire and cable industry; (ii) substantial managerial experience; (iii) a background in telecommunications products; and (iv) broad experience in corporate governance.

Mr. John Francis “Jack” Perkowski. Mr. Perkowski is currently Managing Partner at JFP Holdings, a merchant banking firm he founded in January 2009 that is focused on China. Prior to JFP Holdings, Mr. Perkowski served as Chairman and Chief Executive Officer of ASIMCO Technologies Limited for 15 years, one of the premier automotive component companies in the PRC, which he founded in February 1994. ASIMCO operates 17 manufacturing facilities in the PRC and has 52 sales offices throughout the country as well as regional offices in Detroit, Michigan, Tokyo, Japan and the United Kingdom. Mr. Perkowski brings to the Company over 30 years of investment banking experience, having held the positions of Managing Director at Paine Webber Inc., Partner at Kluge, Subotnick and Perkowski, Inc., an investment partnership in the United States, and Principal of Pacific Alliance Group, a hedge fund investing in Asia. Mr. Perkowski is the author of “Managing the Dragon: How I’m Building a Billion Dollar Business in China,” a sought after speaker on business in the PRC and author of numerous articles on the subject of the PRC and doing business in the PRC. Mr. Perkowski received an MBA from Harvard University’s Graduate School of Business Administration, graduating with highest distinction and named a Baker Scholar, and also graduated from Yale University, cum laude, where he was the recipient of the Gordon Brown Memorial Prize. Mr. Perkowski has (i) a strong financial background in investment banking and investment management; (ii) leadership and communication skills; (iii) substantial experience in advancing growth strategies, including acquisitions and strategic alliances; (iv) broad experience in corporate governance; and (v) substantial operating and management experience in manufacturing business. Mr. Perkowski’s extensive operational, financial, and executive management experience and understanding of corporate governance matters have proven to be valuable to our board of directors and in his positions as Chairman of the audit committee and nominating committee.

97

Mr. Chongqi Huang. Mr. Huang currently sits as a member of the Chinese Academy of Engineering, the national academy of the People’s Republic of China for engineering. Mr. Huang received a life-time appointment to the Chinese Academy of Engineering as an Academician in 1997 due his significant contributions to research and development within the wire and cable industry in China, specifically in relation to his work within electrical conductive materials and products. Mr. Huang also currently serves as Vice General Engineer at the Shanghai Electric Cable Research Institute (SECRI), where he has held various Engineering and Director positions since 1957. Founded in 1957, SECRI, the national first-rate scientific research institution in China originally under the direct control of the State Council, is now the centre of scientific research, design, testing, information and trade affairs of the China Wire & Cable Industry. Mr. Huang received a degree from Northeastern University in Shengyang, Liaoning, where he focused his studies on non-ferrous metals.  Mr. Huang has (i) extensive scientific, commercial and managerial experience in domestic and international businesses; (ii) leadership and collaboration skills; and (iii) a wire and cable background with broad experience in bimetallic wire and cable products.

Mr. Craig Studwell. Mr. Studwell has served as our Executive Vice President and Chief Financial Officer since October 2010. Mr. Studwell brings over 35 years of experience in banking and corporate finance in the United States, Asia, and Europe. He previously served as Senior Vice President and Chief Financial Officer of Paramount Petroleum Company, an independent refiner and marketer of asphalt, gasoline, diesel, military fuels and petroleum feed stocks, where he oversaw Corporate Accounting, Treasury, and Corporate Finance. Prior to that, he served as Senior Vice President, Finance and Planning for Pacific Millennium Corporation, a multinational corporation engaged in pulp and paper distribution, paper manufacturing, and investments where he worked extensively in China, Hong Kong, and Asia, overseeing the firm’s Treasury, Corporate Finance and Accounting activities. Prior to that, Mr. Studwell held senior level management positions with commercial banking institutions in Los Angeles, New York, and Milan. Mr. Studwell holds a Bachelor of Science Degree in Finance from New York University.

Use of Officers, Employees, and Corporate Assets in Connection with the Transaction

This proxy solicitation is being made and paid for by us on behalf of our board of directors.  In addition, we have retained MacKenzie to assist in the solicitation, for a fee of $15,000.  The Company has also agreed to reimburse MacKenzie for reasonable out-of-pocket expenses and to indemnify MacKenzie against certain losses arising out of its proxy solicitation services.  Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid any additional compensation for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Historical Selected Financial Data

The following sets forth summary historical consolidated financial information of the Company as of the dates and for the periods indicated. The consolidated statement of operations data for each of the years in the three-year period ended December 31, 2011 and the consolidated balance sheet data for each of the years ended December 31, 2010 and 2011 have been derived from our audited financial statements, which are included in our 2011 Annual Report, which is incorporated by reference into this proxy statement. The consolidated statement of operations data for each of the six-month periods ended June 30, 2012 and 2011, and the consolidated balance sheet data as of June 30, 2012, have been derived from our unaudited financial statements, which are included in our Second Quarter Form 10-Q, incorporated by reference into this proxy statement, and which include, in the opinion of management, all adjustments, consisting of normal, recurring adjustments, necessary for a fair presentation of such data.  The information set forth below is not necessarily indicative of future results and should be read in conjunction with the consolidated financial statements, related notes, and other financial information included in our 2011 Annual Report, and our Second Quarter 10-Q.

98

Consolidated Statement of Operations Data

(in thousands)	Six Months (Unaudited) Ended June 30,		Year Ended December 31,
	2012	2011	2011	2010	2009
Revenue	$139,450	144,879	$287,389	264,972	182,932
Costs of revenue	$103,252	106,694	$212,433	185,684	128,122
Gross profit	$36,198	38,185	$74,956	79,288	54,810
Selling, R&D, general and administrative expenses	$17,030	12,366	$25,958	21,245	17,921
Income from operations	$19,167	25,819	$48,998	58,043	36,889
Income before income taxes	$19,422	25,117	$47,509	55,061	22,851
Net income	$12,248	17,460	$32,045	31,868	21,912

Consolidated Balance Sheet Data

	As of June 30, 2012	As of December 31,
(in millions)	(Unaudited)	2011	2010

Cash	$203.3	$200.5	$123.0
Accounts receivable	$73.0	$64.0	$65.8
Property, plant and equipment	$110.0	$117.4	$124.2
Total assets	$438.3	$426.8	$370.3
Short-term debt	$4.2	$0.7	$0.7
Long-term debt	$7.2	$7.6	$5.7
Shareholders’ equity	$405.5	$396.2	$344.4

Ratio of Earnings to Fixed Charges

	Six months ended June 30,	Years ended December 31,
	2012	2010	2011

Ratio of Earnings to Fixed Charges(1)	33	52	43

(1)	In calculating the ratio of earnings to fixed charges, we used the following definitions:

For the years ended December 31, 2010 and 2011, and the six months ended June 30, 2012, fixed charges amounted to $1,076,201, $1,123,528, and $612,375, respectively.  Consequently, the ratios of earnings to fixed charges for the years ended December 31, 2010 and 2011, and the six months ended June 30, 2012, were 52, 43, and 33 respectively.

The Ratio of Earnings to Fixed Charges should be read in conjunction with the consolidated financial statements, related notes and other financial information included in our 2011 Annual Report and Second Quarter 10-Q, which are incorporated herein by reference.

Net Book Value Per Share

The net book value per basic share of our common stock as of June 30, 2012 was $10.58.

99

Transactions in Common Stock

On February 1, 2010, the Company closed a public offering of 6,500,000 shares of its common stock at a price of $8.00 per share underwritten by Jefferies & Company, Inc. On January 28, 2010, Jefferies & Company, Inc., acting as the sole book-running manager of the offering, exercised in full its over-allotment option to purchase an additional 975,000 shares of common stock. The exercise of the option increased the size of the offering to an aggregate of 7,475,000 shares of common stock. The Company received proceeds, net of offering expenses and underwriting discounts and commissions, of approximately $55.4 million.

On September 25, 2012, Mr. Perkowski exercised options to acquire 2,500 shares of Company common stock at an exercise price of $4.95 per share.

On September 25, 2012, Mr. Wang exercised options to acquire 12,500 shares of Company common stock at an exercise price of $4.95 per share.

On September 25, 2012, Mr. Bai exercised options to acquire 2,500 shares of Company common stock at an exercise price of $4.95 per share.

On September 25, 2012, Mr. Hua exercised options to acquired 2,500 shares of Company common stock at an exercise price of $4.95 per share.

On September 25, 2012, Mr. Fu exercised options to acquire 15,250 shares of Company common stock at an exercise price of $4.95 per share.

The following table shows purchases of the Company’s shares during the past two years effected by affiliates of Abax, showing the number of Company shares purchased, the range of prices paid for those shares and the average price paid per quarter.

Quarter	Amount		Minimum Price (US$)		Maximum Price (US$)		Average Price (US$)
Quarter ended September 30, 2010	61,300		$7.13		$8.54		$8.27
Quarter ended December 31, 2010	-		-		-		-
Quarter ended March 31, 2011	205,050	*	$9.64	*	$9.64	*	$9.64	*
Quarter ended June 30, 2011	-		-		-		-
Quarter ended September 30, 2011	-		-		-		-
Quarter ended December 31, 2011	-		-		-		-
Quarter ended March 31, 2012	-		-		-		-
Quarter ended June 30, 2012	-		-		-		-
Quarter ended September 30, 2012	-		-		-		-
Quarter ended December 31, 2012**	-		-		-		-

* Reflects a transfer of 205,050 shares of Company common stock between affiliates of Abax for consideration of $9.64 per share.

** Through October 8, 2012

Other than the transactions listed above in this section, there have been no prior stock purchases by any member of the buyer group in shares of Company common stock during the past two years.

Ownership of Common Stock by Certain Beneficial Owners and Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our shares, as of the date of this proxy statement, by:

•	each of our directors and executive officers;

•	each of our directors and executive officers as a group; and

•	each person known to us to own beneficially more than 5.0% of our common stock

Unless otherwise indicated, the address for each of the stockholders in the table below is c/o the Company, TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, P.R. China 100027.

100

Beneficial Ownership

	Common Stock
Name of Beneficial Owner	Shares		Percent

Owners of More than 5%

GMT Capital Corp. (1)	3,651,152		9.5%

Royce & Associates, Inc. (2).	2,048,498		5.3%

Directors and Executive Officers

Li Fu	11,065,656	(3)	28.8%
Chairman of Board, Director and Co-CEO

Joseph Longever Co-CEO and Director	100,000	(4)	*

Wenbing Christopher Wang	300,000	(5)	*
President and Director

Craig H. Studwell	36,000	(6)	*
Chief Financial Officer

Feng Bai	14,000	(7)	*
Director

Jiping Hua	9.651	(7)	*
Director

John Perkowski	14,000	(7)	*
Director

All Directors and Executive Officers as a group (8 persons)	11,539,307		30.0%

* Less than one percent

1)	The address of this beneficial owner is 2100 Riveredge Parkway, Suite 840, Atlanta, GA 30328. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13F/HR dated May 15, 2012.
2)	The address of this beneficial owner is 745 Fifth Avenue, New York, NY 10151. Information regarding this beneficial owner is furnished in reliance upon its most recent Schedule 13F on file with the SEC.
3)	Includes (i) options to purchase 15,250 shares of Company common stock, (ii) 1,821,973 shares of Company common stock over which Mr. Li Fu has sole voting and dispositive power, (iii) 7,930,090 shares of Company common stock directly owned by Wise Sun, (iv) 1,118,418 shares of Company common stock directly owned by Ms. Liu, and (iv) 179,925 shares of Company common stock directly owned by Ms. Zhang. This information has been derived from the Schedule 13D/A filed with the SEC on June 29, 2012.
4)	Includes options to purchase 80,000 shares of Company common stock.
5)	Includes options to purchase 42,500 shares of Company common stock.
6)	Includes options to purchase 30,000 shares of Company common stock.

101

7)	Includes options to purchase 2,500 shares of Company common stock.

Market Price of the Company’s Common Stock and Dividend Information

Our common stock trades on the NASDAQ Global Select Market under the ticker symbol “FSIN.” The following table sets forth the high and low sales prices for our common stock from January 1, 2010 to October 17, 2012, as reported by the NASDAQ Global Select Market. The closing price for shares of our common stock on October 17, 2012 was $9.27.

2012	High ($)	Low ($)
Fourth Quarter*	9.27	9.08
Third Quarter	9.11	8.73
Second Quarter	8.84	5.72
First Quarter	8.54	7.40

2011
Fourth Quarter	8.10	4.92
Third Quarter	8.17	4.59
Second Quarter	8.94	4.06
First Quarter	10.18	7.67

2010
Fourth Quarter	11.26	8.64
Third Quarter	9.21	6.70
Second Quarter	12.94	8.10
First Quarter	12.68	8.23

*	Through October 17, 2012.

Holders of Record

As of October 17, 2012, we had 38,405,892 shares of common stock issued and outstanding held of record by 472 record holders.  The transfer agent for the common stock is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, telephone number +1 (212) 509-4000.

Dividends

We have not paid any cash dividends on our common stock, and we do not currently intend to pay cash dividends in the foreseeable future.

Delisting and Deregistration of the Company’s Common Stock

As soon as practicable following the merger, our common stock will be de-listed from the NASDAQ Global Select Market and deregistered under the Exchange Act.

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OTHER MATTERS

Other Matters for Action at the Special Meeting

The Company is not aware of any matters to be presented for action at the special meeting, except matters discussed in this proxy statement. If any other matters properly come before the special meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

Future Stockholder Proposals in the Event the Merger is Not Consummated

If the proposed merger is completed, we will not have public stockholders and there will be no public participants in any future stockholders meeting.  However, if the proposed merger is not completed by June 27, 2013, stockholders of record may present a proposal for action at our 2013 Annual Meeting of Stockholders provided that we receive such proposal at our executive office no later than March 31, 2013. Stockholder proposals intended to be included in the proxy statement for our 2013 Annual Meeting of Stockholders must be received by Company by January 14, 2013.

Stockholders Sharing the Same Address

Only one copy of this proxy statement will be delivered to any given address unless we have received contrary instructions from one or more of the stockholders sharing that address indicating that they would like additional copies sent to that address.  Upon written or oral request, the Company will deliver a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered.  If you wish to receive a separate copy of this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, Fushi Copperweld, Inc., at TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, People’s Republic of China 100027.   The Company’s telephone number is +1 (615) 377-4183.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act.  We file annual, quarterly and current reports, proxy statements, and other information with the SEC.  You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov.  You also may obtain free copies of the documents we file with the SEC on our website (www.fushicopperweld.com) under the heading “SEC Filings,” which can be accessed by clicking on “Investors” on the home page of the site. The information provided on our website is not part of this proxy   statement, and therefore is not incorporated by reference.  Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to Fushi Copperweld, Inc., at TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, People’s Republic of China 100027, Secretary, on our website at www.fushicopperweld.com, or from the SEC through the SEC’s website at http://www.sec.gov.

Because the merger is a “going private” transaction, the Company and the buyer group have filed with the SEC a Schedule 13E-3 with respect to the merger.  The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference therein, is available for inspection as set forth above.  The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document attached as an exhibit or annex hereto. The SEC allows us to “incorporate by reference” information into this proxy statement.  This means that we can disclose important information by referring to another document filed separately with the SEC.  The information incorporated by reference is considered to be part of this proxy statement.  This proxy statement may update and supersede the information incorporated by reference.  Similarly, any amendments to this proxy statement that we later file with the SEC may update and supersede the information in this proxy statement.  We also incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2011;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012; and

103

•	our Current Reports on Form 8-K filed on January 3, 2012, June 29, 2012 and July 3, 2012.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

Requests for copies of our SEC filings should be directed to our proxy solicitor, MacKenzie, at the address and phone numbers provided in this proxy statement.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY   IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED OCTOBER 19, 2012. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

104

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

Green Dynasty Limited,

Green Dynasty Acquisition, Inc.,

Fushi Copperweld, Inc.

and

Green Dynasty Holdings Limited

Dated as of June 28, 2012

i

(continued)

ii

(continued)

iii

(continued)

		Page

Section 9.10	Specific Performance	64
Section 9.11	Jurisdiction	65
Section 9.12	Interpretation	65
Section 9.13	WAIVER OF JURY TRIAL	65

iv

INDEX OF DEFINED TERMS

Abax Confidentiality Agreement	Section 6.4
Abax Equity Financing	Section 4.7(a)
Abax Equity Financing Commitment	Section 4.7(a)
Abax Funds	Section 4.7(a)
Acquisition Proposal	Section 6.5(f)(i)
affiliate	Section 9.3
Affiliate Transactions	Section 3.22
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.5(c)
Ancillary Debt Agreements	Section 6.13(a)
Antitrust Law	Section 9.3
Articles of Merger	Section 1.2
Bank Lender	Section 4.7(a)
beneficially owned	Section 9.3
Book-Entry Shares	Section 2.3(b)
Business Day	Section 9.3
Buyer Group Contracts	Section 4.14
CEO Confidentiality Agreement	Section 6.4
CEO Equity Financing	Section 4.7(a)
CEO Equity Financing Commitment	Section 4.7(a)
Certificates	Section 2.3(b)
Change of Recommendation	Section 6.5(c)
Closing	Section 1.2(a)
Closing Date	Section 1.2(a)
Code	Section 2.3(f)
Company	Preamble
Company Articles of Incorporation	Section 3.2(a)
Company Board	Recitals
Company Bylaws	Section 3.2(a)
Company Common Stock	Section 2.1(a)
Company Credit Agreements	Section 9.3
Company Disclosure Schedule	Article III
Company Employees	Section 3.10(a)
Company Licenses	Section 3.6(b)
Company Plans	Section 3.10(a)
Company Recommendation	Section 3.4
Company Requisite Vote	Section 9.3
Company Restricted Share	Section 2.2(b)
Company Securities	Section 3.3(b)
Company Stock Option	Section 2.2(a)
Company Stock Plans	Section 2.2(a)
Company Subsidiaries’ Articles of Incorporation	Section 3.2(b)
Company Subsidiaries’ Bylaws	Section 3.2(b)
Company Subsidiary	Section 9.3
Confidentiality Agreements	Section 6.4
Contract	Section 3.5(a)
Contribution	Section 4.7(a)
Contribution Agreement	Recitals
control	Section 9.3
D&O Insurance	Section 6.7(c)
Debt Financing	Section 4.7(a)
Debt Financing Agreement	Section 4.7(a)
DTC	Section 2.3(c)
DTC Payment	Section 2.3(c)
Effective Time	Section 1.2(b)
e-mail	Section 9.2
Environmental Laws	Section 3.18(b)(i)
Environmental Permits	Section 3.18(b)(ii)
Equity Financing	Section 4.7(a)
Equity Financing Commitments	Section 4.7(a)
ERISA	Section 3.10(a)
Exchange Act	Section 3.3(c)
FCPA	Section 3.7(e)
Financial Advisor	Section 3.23
Financing	Section 4.7(a)
Financing Documents	Section 4.7(a)
Financing Sources	Section 6.13(c)
Fushi International (Dalian)	Section 9.3
GAAP	Section 3.7(b)
Governmental Entity	Section 3.5(b)
Grant Date	Section 3.3(c)
Guarantees	Recitals
Guarantors	Recitals
Hazardous Materials	Section 3.18(b)(iii)
Holdco	Preamble
Indemnified Parties	Section 6.7(a)
IRS	Section 3.10(b)
knowledge	Section 9.3
law	Section 9.3
Lease Agreements	Section 3.19(a)(iv)
Leased Real Property	Section 3.14(b)
Legal Proceeding	Section 3.9
Licenses	Section 3.6(b)
Lien	Section 9.3
Material Adverse Effect	Section 9.3
Material Contract	Section 3.19(a)
Material Subsidiary	Section 3.2(b)
Measurement Date	Section 3.3(a)
Merger	Recitals
Merger Consideration	Section 2.1(a)
Merger Sub	Preamble
NASDAQ	Section 3.5(b)
NASDAQ Marketplace Rules	Section 9.3
Nevada Secretary of State	Section 1.2(b)
Nevada Takeover Laws	Section 9.3

v

INDEX OF DEFINED TERMS
(Continued)

Notice	Section 6.5(c)
NRS	Recitals
Order	Section 7.1(c)
Owned Real Property	Section 3.14(a)
Parent	Preamble
Parent Material Adverse Effect	Section 4.1(a)
Parent Termination Fee	Section 8.5(c)
Paying Agent	Section 2.3(a)
Permitted Liens	Section 9.3
person	Section 9.3
PRC	Section 9.3
PRC Anti-Monopoly Bureau	Section 9.3
PRC Anti-Monopoly Law	Section 9.3
PRC Subsidiary	Section 9.3
Preferred Stock	Section 3.3(a)
Proxy Statement	Section 3.16
Real Property	Section 3.14(c)
Release	Section 3.18(b)(iv)
Representatives	Section 9.3
Rollover Holders	Section 4.7(a)
Rollover Shares	Section 4.7(a)
SAFE	Section 9.3
SAFE Circular 75	Section 9.3
SAFE Circular 78	Section 9.3
Sarbanes-Oxley Act	Section 3.7(c)
Schedule 13E-3	Section 3.16
SEC	Section 3.7(a)
SEC Reports	Section 3.7(a)
Securities Act	Section 3.7(a)
Shares	Section 2.1(a)
Special Committee	Recitals
Stockholders Meeting	Section 6.2(a)
subsidiary, subsidiaries	Section 9.3
Superior Proposal	Section 6.5(f)(ii)
Surviving Corporation	Section 1.1
Tax Return	Section 9.3
Taxes	Section 9.3
Termination Date	Section 8.2(a)
Termination Fee	Section 8.5(b)
VIE	Section 9.3
VIE Contracts	Section 9.3
Voting Agreement	Recitals

vi

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of June 28, 2012 (this “Agreement”), among Green Dynasty Limited, a Cayman Islands exempted company (“Parent”), Green Dynasty Acquisition, Inc., a Nevada corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”), and Fushi Copperweld, Inc., a Nevada corporation (the “Company”).

WITNESSETH:

WHEREAS, the board of directors of the Company (the “Company Board”), acting upon the recommendation of a special committee comprised solely of independent directors (the “Special Committee”), has adopted resolutions approving the execution of this Agreement and the consummation of the transactions contemplated hereby, including the merger of Merger Sub with and into the Company (the “Merger”), directing that this Agreement be submitted to stockholders and recommending to the Company’s stockholders that they approve this Agreement in accordance with the Nevada Revised Statutes (the “NRS”) on the terms and conditions set forth herein;

WHEREAS, the respective boards of directors of Holdco, Parent and Merger Sub, and Parent, as the sole stockholder of Merger Sub, have each approved the execution of this Agreement and the consummation of the transactions contemplated hereby, including the Merger;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, each of Mr. Li Fu, Abax Lotus Ltd. and AGC Asia 6 Ltd. (collectively, the “Guarantors”) is entering into a limited guarantee with the Company (collectively, the “Guarantees”) pursuant to which each of the Guarantors is guaranteeing certain obligations of Holdco, Parent and Merger Sub in connection with this Agreement; and

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, each of (i) the Rollover Holders has executed and delivered to Parent a contribution agreement, dated as of the date hereof, among the Rollover Holders, Parent and Merger Sub (together with the schedules and exhibits attached thereto, the “Contribution Agreement”), pursuant to which the Rollover Holders will contribute to Parent, subject to the terms and conditions therein, the Rollover Shares, and (ii) the Rollover Holders have executed and delivered to the Company and Parent a voting agreement, dated as of the date hereof, among such Rollover Holders and the Company (each, a “Voting Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Holdco, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I
THE MERGER

Section 1.1           The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the NRS, at the Effective Time Merger Sub shall be merged with and into the Company. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned subsidiary of Parent.

Section 1.2           Closing; Effective Time.

(a)          Subject to the provisions of ARTICLE VII, the closing of the Merger (the “Closing”) shall take place at the offices of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York at 10:00 a.m. local time, on the second (2nd) Business Day after the satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in ARTICLE VII (excluding conditions that by their terms cannot be satisfied until the Closing, but subject to the satisfaction or waiver of those conditions), unless another time, date or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

(b)          At the Closing, the parties hereto shall cause the articles of merger (the “Articles of Merger”) with respect to the Merger to be filed with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”), in such form as is required by, and executed in accordance with, the relevant provisions of the NRS. The Merger shall become effective upon the filing of the Articles of Merger or on such later date and time as Parent and the Company shall agree in writing that, in each case, shall be specified in the Articles of Merger (the date and time the Merger becomes effective being the “Effective Time”).

Section 1.3           Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the relevant provisions of the NRS. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and the Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and the Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.4           Articles of Incorporation; Bylaws.

(a)          At the Effective Time, the articles of incorporation of the Company shall be amended and restated to be in the form of (except with respect to the name of the Company) the articles of incorporation of Merger Sub and, as so amended, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with their terms and as provided by law.

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(b)          At the Effective Time, and without any further action on the part of the Company or Merger Sub, the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms, the articles of incorporation of the Surviving Corporation and as provided by law.

Section 1.5           Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors and assigns are duly elected and qualified, or their earlier death, resignation or removal. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office until the earlier of his or her resignation or removal.

ARTICLE II
EFFECTS OF THE MERGER ON THE CAPITAL STOCK OF
THE CONSTITUENT CORPORATIONS

Section 2.1           Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Holdco, Parent, Merger Sub, the Company or the holders of any of the following securities:

(a)          each share of common stock, par value $0.006 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (each a “Share” and collectively, the “Shares”), other than any Shares to be cancelled pursuant to Section 2.1(b), shall be converted into the right to receive $9.50 in cash (the “Merger Consideration”) payable to the holder thereof, without interest, in the manner provided in Section 2.3. All Shares that have been converted into the right to receive the Merger Consideration as provided in this Section 2.1 shall no longer be outstanding and shall be automatically cancelled and shall cease to exist. If, between the date of this Agreement and the Effective Time, there is a reclassification, recapitalization, stock split, stock dividend, subdivision, combination or exchange of shares with respect to, or rights issued in respect of, the Shares, the Merger Consideration shall be adjusted accordingly, without duplication, to provide to the holders of Shares the same economic effect as contemplated by this Agreement prior to such event;

(b)          each Share held in the treasury of the Company and each Share owned directly or indirectly by Holdco, Parent, Merger Sub, or any wholly owned Company Subsidiary immediately prior to the Effective Time (including Rollover Shares, but excluding Shares held on behalf of third parties) shall be cancelled and shall cease to exist without any conversion thereof and no payment or distribution shall be made with respect thereto; and

(c)          each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

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Section 2.2           Stock Options and Restricted Shares.

(a)          Immediately prior to the Effective Time, each then-outstanding option to purchase Shares (a “Company Stock Option”) granted under any director or employee stock option or compensation plan or arrangement of the Company (collectively, the “Company Stock Plans”), whether or not vested or exercisable, shall become fully vested and exercisable contingent upon the Effective Time, and shall be converted into the right to receive, and the Company shall pay to each former holder of any such fully vested converted Company Stock Option at or promptly after the Effective Time, an amount in cash equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable exercise price per Share of such Company Stock Option and (ii) the number of Shares such holder could have purchased had such holder exercised such Company Stock Option in full immediately prior to the Effective Time.

(b)          Immediately prior to the Effective Time, each then-outstanding restricted Share granted under any Company Stock Plan (a “Company Restricted Share”) shall vest, contingent upon the Effective Time, in full (and all restrictions thereon shall immediately lapse) and be converted at the Effective Time into the right to receive the Merger Consideration, as provided in Section 2.1(a).

(c)          The Company shall pay the holders of Company Stock Options the cash payments described in this Section 2.2 at or promptly after the Effective Time, but in any event not later than the second (2nd) Business Day after the Effective Time.

(d)          All payments made pursuant to this Section 2.2 shall be subject to all applicable tax withholdings.

(e)          Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt such resolutions and take all other actions necessary and appropriate to effectuate the provisions of this Section 2.2. Prior to the Effective Time, the Company shall (i) take all necessary and appropriate actions (including providing any required termination notices to the holders of any Company Stock Option) to terminate the Company Stock Plans and all outstanding Company Stock Options immediately prior to the Effective Time, (ii) provide Parent with copies of all proposed documentation relating to the termination of the Company Stock Plans, and (iii) work with Parent to ensure that the termination is properly effected prior to the Effective Time.

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Section 2.3           Surrender of Shares.

(a)          Prior to the Effective Time, Parent shall enter into an agreement (in a form reasonably acceptable to the Company) with the Company’s transfer agent (or other suitable financial institution reasonably acceptable to the Company) to act as agent for the stockholders of the Company in connection with the Merger (the “Paying Agent”) to receive the Merger Consideration to which the stockholders of the Company shall become entitled pursuant to Section 2.1. At or prior to the Effective Time, Holdco or Parent shall deposit, or cause to be deposited, with the Paying Agent sufficient funds to make all payments pursuant to Section 2.1. Such funds may be invested by the Paying Agent as directed by Parent, provided that (i) no such investment or losses thereon shall affect the Merger Consideration payable to the holders of Company Common Stock, and following any losses Parent shall promptly provide additional funds to the Paying Agent for the benefit of the stockholders of the Company in the amount of any such losses and (ii) such investments shall be in (A) obligations with maturities of no more than 30 days of the United States of America or guaranteed by the United States of America and backed by the full faith and credit of the United States of America, (B) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, or (C) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000. Any interest or income produced by such investments will be payable to the Surviving Corporation or Parent, as Parent directs.

(b)          Promptly after the Effective Time and in any event not later than the second (2nd) Business Day following the Effective Time, the Surviving Corporation shall cause to be mailed to each record holder, as of the Effective Time, of an outstanding certificate or outstanding certificates (“Certificates”) that immediately prior to the Effective Time represented outstanding Shares, which have converted into the right to receive the Merger Consideration with respect thereto pursuant to Section 2.1(a), a form of letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each Share formerly represented by such Certificate, and such Certificate shall then be cancelled. Promptly after the Effective Time, and in any event not later than the second (2nd) Business Day following the Effective Time, the Paying Agent shall issue and deliver to each holder of uncertificated Shares represented by book-entry (“Book-Entry Shares”) a check or wire transfer for the amount of cash that such holder is entitled to receive pursuant to Section 2.1(a) in respect of such Book-Entry Shares, without such holder being required to deliver a Certificate or an executed letter of transmittal to the Paying Agent, and such Book-Entry Shares shall then be cancelled. No interest shall be paid or accrued for the benefit of holders of the Shares on the Merger Consideration payable in respect of the Certificates or Book-Entry Shares. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, it shall be a condition of payment that such Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or such Book-Entry Share shall be properly transferred and that the person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of Parent that such Tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.3(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this ARTICLE II, without interest.

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(c)          Prior to the Effective Time, Parent and the Company shall cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) to ensure that (i) if the Effective Time occurs at or prior to 11:30 a.m. (New York time) on the Closing Date, the Paying Agent will transmit to DTC or its nominees on the Closing Date an amount in cash in immediately available funds equal to the number of Shares held of record by DTC or such nominee immediately prior to the Effective Time multiplied by the Merger Consideration (such amount, the “DTC Payment”), and (ii) if the Effective Time occurs after 11:30 a.m. (New York time) on the Closing Date, the Paying Agent will transmit to DTC or its nominees on the first (1st) Business Day after the Closing Date an amount in cash in immediately available funds equal to the DTC Payment.

(d)          At any time following the date that is six (6) months after the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) that have been made available to the Paying Agent and that have not been disbursed to holders of Certificates and Book-Entry Shares and thereafter such holders shall be entitled to look to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates and Book-Entry Shares. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Certificates and Book-Entry Shares for the Merger Consideration.

(e)          The Merger Consideration paid in respect of Shares upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this ARTICLE II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares previously represented by such Certificates or Book-Entry Shares. As of the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares that were outstanding prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or transfer is sought for Book-Entry Shares, such Certificates or Book-Entry Shares shall be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this ARTICLE II.

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(f)          Notwithstanding anything in this Agreement to the contrary, Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement any amount as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”), or under any provision of state, local or foreign Tax laws. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of whom such deduction and withholding was made by Parent or the Paying Agent.

(g)          In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder thereof and the holder’s compliance with the replacement requirements established by the Paying Agent, including, if necessary, the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it or the Surviving Corporation with respect to the Certificate, the Paying Agent will deliver in exchange for the lost, stolen or destroyed Certificate the applicable Merger Consideration payable in respect of the Shares represented by such Certificate pursuant to this ARTICLE II.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the disclosure schedule delivered by the Company to Parent and Merger Sub prior to or contemporaneously with the execution of this Agreement (the “Company Disclosure Schedule”, it being agreed that disclosure of any item in any section of the Company Disclosure Schedule shall also be deemed disclosure with respect to any other Section of this Agreement to which the relevance of such item is reasonably apparent from the text of the disclosure made) or as disclosed in the SEC Reports filed on or after January 1, 2010 and prior to the date of this Agreement (without giving effect to any amendment to any such SEC Report filed on or after the date hereof and excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly cautionary, predictive or forward-looking in nature, in each case, other than any specific factual information contained therein; it being agreed that any information disclosed in any such SEC Report shall be deemed disclosure only with respect to a Section of this Agreement to which the relevance of such information is reasonably apparent from the text of such information contained in such SEC Report), the Company hereby represents and warrants to Parent and Merger Sub that:

Section 3.1           Organization and Qualification. Each of the Company and the Company Subsidiaries (a) is an entity duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except, with respect to clause (c), for any such failures to be so qualified or licensed or in good standing as would not, individually or in the aggregate, have a Material Adverse Effect.

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Section 3.2           Articles of Incorporation and Bylaws.

(a)          The Company has heretofore furnished or otherwise made available to Parent a complete and correct copy of the articles of incorporation of the Company, as amended to date (the “Company Articles of Incorporation”), and the bylaws of the Company as amended and restated to date (the “Company Bylaws”), as currently in effect. The Company Articles of Incorporation and the Company Bylaws are in full force and effect and the Company is in compliance with their material terms.

(b)          The Company has heretofore furnished or otherwise made available to Parent a complete and correct copy of the articles of incorporation or similar formation document, as amended to date (the “Company Subsidiaries’ Articles of Incorporation”), and bylaws or similar governing document as amended and restated to date (the “Company Subsidiaries’ Bylaws”), of each Company Subsidiary, in each case as currently in effect. The Company Subsidiaries’ Articles of Incorporation and the Company Subsidiaries’ Bylaws of each material (as defined under Rule 1-02 of Regulation S-X of the SEC) Company Subsidiary (each, a “Material Subsidiary”) are in full force and effect and each Material Subsidiary is in compliance with the terms of its respective Company Subsidiary Articles of Incorporation and Company Subsidiary Bylaws. Without limiting the generality of the foregoing, each of the Company Subsidiary Articles of Incorporation and the Company Subsidiary Bylaws are valid and in full force and effect and, with respect to the PRC Subsidiaries, have been duly approved or issued (as applicable) by competent PRC Governmental Entities.

(c)          The Company has heretofore furnished or otherwise made available to Parent complete and accurate copies of the minutes and, in the case of action by the Company Board or the committees thereof, written consents (or, in the case of minutes or written consents that have not yet been finalized, drafts thereof) of all meetings of the stockholders of the Company and each of the Company Subsidiaries, the Company Board and the board of directors of each of the Company Subsidiaries and the committees of each of such board of directors (other than the Special Committee), in each case, held since January 1, 2010.

Section 3.3           Capitalization.

(a)          The authorized capital stock of the Company consists of 100,000,000 Shares, and 5,000,000 shares of preferred stock, par value $0.006 per share (the “Preferred Stock”). At the close of business on June 22, 2012 (the “Measurement Date”): (i) 38,302,319.5020 Shares were issued and outstanding (of which an aggregate of 88,000 are Company Restricted Shares); (ii) no Shares were held in treasury; (iii) no shares of Preferred Stock were outstanding; and (iv) an aggregate of 935,455 Shares were subject to outstanding Company Stock Options. From the close of business on the Measurement Date until the date of this Agreement, no options or warrants to purchase, or other instruments convertible into, shares of Company Common Stock or Preferred Stock have been granted and no shares of Company Common Stock or Preferred Stock have been issued, except for Shares issued pursuant to the exercise of Company Stock Options in accordance with their terms.

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(b)          Except as set forth above, as of the date of this Agreement, (i) there are no outstanding (A) shares of capital stock or other voting securities of the Company, (B) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (C) options, warrants, rights or other commitments or agreements to acquire from the Company, or obligations of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (A), (B) and (C) are referred to collectively as “Company Securities”) and (ii) there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. As of the date hereof, all outstanding Shares (other than Company Restricted Shares) are, and all Shares which may be issued pursuant to the exercise of Company Stock Options outstanding will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

(c)          Section 3.3(c) of the Company Disclosure Schedule sets forth, as of the Measurement Date, a list of all holders of Company Stock Options, the date of grant, the number of Shares subject to each such Company Stock Option and the price per share at which such Company Stock Option may be exercised. Each grant of Company Stock Options was duly authorized no later than the date on which the grant of such Company Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the Company Board (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents; such grant was made in accordance with the terms of the applicable Company Stock Plan, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and all other applicable laws, including the NASDAQ Marketplace Rules; and the per share exercise price of such grant was equal to or greater than the fair market value (within the meaning of Section 422 of the Code, in the case of each Company Stock Option intended to qualify as an “incentive stock option”, and within the meaning of Section 409A of the Code, in the case of each other Company Stock Option) of a Share on the applicable Grant Date. Each Company Stock Option may, by its terms or the terms of the Company Stock Plan pursuant to which it was issued, be treated at the Effective Time as set forth in Section 2.2(a).

(d)          Each of the Company Subsidiaries, as of the date hereof, together with the jurisdiction of organization of each such Company Subsidiary, is listed on Section 3.3(d) of the Company Disclosure Schedule. All of the issued and outstanding shares of capital stock or other equity interests of each of the Company Subsidiaries are owned by the Company or another Company Subsidiary, free and clear of all Liens except Permitted Liens. Each of the outstanding shares of capital stock or other equity interests of each of the Company Subsidiaries (other than the PRC Subsidiaries and dormant subsidiaries without any material assets) is duly authorized, validly issued, fully paid and nonassessable (in each case, to the extent applicable). The registered capital of each PRC Subsidiary has been fully paid up within the prescribed time. There are no options, warrants, convertible securities or other agreements or commitments, in each case issued by the Company or any Company Subsidiary, relating to the issuance, transfer, sales, voting or redemption (including any rights of conversion or exchange under any outstanding security or other instrument) for any of the capital stock or other equity interests of, or other ownership interests in, any Company Subsidiary. As of the date of this Agreement, except for the Company Subsidiaries, the Company does not own or control, directly or indirectly, any capital stock of or other equity interest in, or any interest convertible into or exercisable or exchangeable for any capital stock of or other equity interest in, any other person.

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Section 3.4           Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to the Company Requisite Vote, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the Merger. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the Merger, have been duly and validly authorized by all necessary corporate action on behalf of the Company, including the Company Board, and no other corporate proceedings on the part of the Company or any Company Subsidiary (pursuant to the NRS or otherwise) are necessary to authorize this Agreement or to consummate the transactions so contemplated, subject, in the case of the consummation of the Merger, to the approval of this Agreement by the Company Requisite Vote and the filing with the Nevada Secretary of State of the Articles of Merger as required by the NRS. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Holdco, Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). As of the date hereof, the Company Board, acting upon the unanimous recommendation of the Special Committee, at a duly called and held meeting and at which all directors were present has (a) duly approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (b) directed that this Agreement be submitted to the Company’s stockholders, and (c) recommended, subject to Section 6.5, that the stockholders of the Company approve this Agreement (the “Company Recommendation”). The only vote of the stockholders of the Company required to approve this Agreement and the transactions contemplated hereby is the Company Requisite Vote.

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Section 3.5           No Conflict; Required Filings and Consents.

(a)          The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate the Company Articles of Incorporation, Company Bylaws, any Company Subsidiaries’ Articles of Incorporation or Company Subsidiaries’ Bylaws, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any Company Subsidiary or by which any of their respective properties are bound, assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained and that all filings described in such clauses have been made, or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any note, bond, mortgage, indenture, contract, agreement, lease or other instrument or obligation (each, a “Contract”) to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any of their respective properties are bound, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, loss, right or other occurrence that would not, individually or in the aggregate, (A) have a Material Adverse Effect or (B) prevent or materially delay the consummation of the Merger.

(b)          The execution, delivery and performance of this Agreement by the Company, the consummation of the Merger or any other transaction contemplated by this Agreement by the Company and the Company’s compliance with any of the provisions of this Agreement do not and will not require (with or without notification or lapse of time, or both) any consent, approval, authorization or permit of, action by, filing with or notification to, any United States, PRC, federal, state, local, or municipal, or foreign country or province, or other governmental or regulatory (including any stock exchange) authority, agency, court or other judicial body, commission or other governmental body (each, a “Governmental Entity”), except for (i) applicable requirements of the Exchange Act (including the filing of the Proxy Statement and the Schedule 13E-3) and state securities, takeover and “blue sky” laws, (ii) the filings and receipt, termination or expiration, as applicable, of such approvals or waiting periods as may be required under the Antitrust Law, (iii) the applicable requirements of the NASDAQ Global Select Market (“NASDAQ”), (iv) the filing with the Nevada Secretary of State of the Articles of Merger as required by the NRS, and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, (A) have a Material Adverse Effect or (B) prevent or materially delay the consummation of the Merger.

Section 3.6           Compliance.

(a)          The Company and the Company Subsidiaries are, and since January 1, 2010 have been, in compliance with all laws applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound, except for such non-compliance that would not be material to the business, financial condition, or results of operations of the Company and the Company Subsidiaries, taken as a whole. No investigation, charge, assertion or review by any Governmental Entity with respect to the Company or any Company Subsidiary is pending (in each case that is material to the Company and the Company Subsidiaries taken as a whole) or, to the knowledge of the Company, threatened, nor has any Governmental Entity alleged any material violation of any such laws or indicated an intention to conduct any such investigation or review of the Company or any Company Subsidiary.

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(b)          The Company and the Company Subsidiaries have all permits, licenses, authorizations, exemptions, certificates, orders, consents, approvals, registrations, clearances and franchises (“Licenses”) from Governmental Entities necessary for the Company and each Company Subsidiary to lawfully own, lease and operate their respective properties and assets, and to carry on and lawfully operate their respective businesses as now being conducted (the “Company Licenses”), except for any such Licenses the absence of which would not be material to the Company and the Company Subsidiaries taken as a whole. All Company Licenses of the Company and the Company Subsidiaries are in full force and effect, except where the failure to be in full force and effect would not be material to the Company and the Company Subsidiaries taken as a whole. Each of the Company and each Company Subsidiary is in compliance with the terms of the Company Licenses, and all of the Company Licenses are valid and in full force and effect, except for such non-compliance or invalidity that would not be material to the Company and the Company Subsidiaries taken as a whole. Without limiting the generality of the foregoing, all material filings and registrations with the PRC Governmental Entities required to be made in respect of the PRC Subsidiaries and their operations, including but not limited to the registrations with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration of Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant rules and regulations.

(c)          This Section 3.6 does not relate to employee benefit matters, which are the subject of Section 3.10, or Taxes, which are the subject of Section 3.15.

(d)          To the knowledge of the Company, each employee or affiliate of the Company that is a beneficial owner of Shares, who is a PRC resident and is subject to any of the registration or reporting requirements of Circular 75, has complied with such reporting and/or registration requirements under SAFE Circular 75, and the Company has complied with the reporting and/or registration requirements under SAFE Circular 78 with respect to the Company Stock Plans, the Company Stock Options and the Company Restricted Shares.

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Section 3.7           SEC Reports; Financial Statements; Internal Controls; No Undisclosed Liabilities.

(a)          The Company has timely filed or furnished all forms, reports, statements, certifications and other documents (together with all exhibits, amendments and supplements thereto) required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) since January 1, 2010 (all such forms, reports, statements, certificates and other documents filed since January 1, 2010, collectively, the “SEC Reports”). Each of the SEC Reports, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) or the Exchange Act, as the case may be, each as in effect on the date so filed. As of its filing date (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of such amendment or superseding filing), none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company Subsidiaries is currently required to file any forms, schedules, statements, reports or other documents with the SEC. To the knowledge of the Company, as of the date of this Agreement, none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC comment.

(b)          The consolidated financial statements (including all related notes and schedules) of the Company and the Company Subsidiaries included or incorporated by reference into the SEC Reports (as amended) present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end adjustments and to any other adjustments described therein, including the notes thereto) and were prepared in all material respects in conformity with United States generally accepted accounting principles (“GAAP”) (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be expressly indicated therein or in the notes thereto), except in each case to the extent that such information has been amended or superseded by later SEC Reports filed prior to the date hereof.

(c)          Since January 1, 2010, subject to any applicable grace periods, the Company has been and is in compliance with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ. To the knowledge of the Company, the Company is not aware of any facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(d)          The Company and each of the Company Subsidiaries have established and maintain disclosure controls and procedures as defined in and required by Rules 13a-15 and 15d-15 of the Exchange Act designed to ensure that information required to be disclosed by the Company in the reports it files under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and related forms, and that such information is accumulated and communicated to the Company’s chief executive officer and chief financial officer (or persons performing similar functions), as appropriate, to allow timely decisions regarding required disclosure. The Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer (or persons performing similar functions) prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (and made summaries of such disclosure available to Parent) (i) any significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud or allegation of fraud, to the knowledge of the Company, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

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(e)          To the knowledge of the Company, neither the Company nor any Company Subsidiary nor any director, officer, agent, employee or affiliate of the Company or any Company Subsidiary has taken any action or failed to take any action that, directly or indirectly, (i) would constitute a violation in any material respect by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder (the “FCPA”), or any other applicable anti-bribery or anti-corruption law, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any foreign official (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any other applicable anti-bribery or anti-corruption law, or (ii) would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any employee, agent or representative of another company or entity in the course of their business dealings with the Company or any Company Subsidiary, in order to induce such person to act against the interest of his or her employer or principal.

(f)          Except (i) as reflected, accrued or reserved against in (A) the Company’s consolidated balance sheet as of December 31, 2011 (or the notes thereto) included in the Company’s Annual Report on Form 10-K filed prior to the date of this Agreement for the fiscal year ended December 31, 2011, and (B) the Company’s consolidated balance sheet as of March 31, 2012 (or the notes thereto) included in the Company’s Quarterly Report on Form 10-Q filed prior to the date of this Agreement for the fiscal quarter ended March 31, 2012, (ii) for liabilities or obligations incurred in the ordinary course of business since March 31, 2012, (iii) for liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement, (iv) for liabilities or obligations incurred pursuant to the transactions contemplated by this Agreement, and (v) as set forth on Section 3.7(f) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has any liabilities, commitments or obligations, asserted or unasserted, known or unknown, absolute or contingent, whether or not accrued, matured or un-matured or otherwise, of a nature required by GAAP to be reflected in a consolidated balance sheet or the notes thereto that would be material to the Company and the Company Subsidiaries taken as a whole.

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Section 3.8           Absence of Certain Changes or Events. From December 31, 2011 through the date of this Agreement, each of the Company and each of the Company Subsidiaries has conducted its business in all material respects in the ordinary course of business consistent with past practice, except in connection with this Agreement and the transactions contemplated herein. There has not been: (a) since December 31, 2011, any event, change, occurrence or effect which has had or would reasonably be expected to have a Material Adverse Effect; (b) between December 31, 2011 and the date of this Agreement, any declaration, setting aside or payment of any dividend or other distribution in cash, stock, property or otherwise in respect of the Company’s or any of the Company Subsidiaries’ capital stock, except for any dividend or distribution by a Company Subsidiary to the Company or another Company Subsidiary; (c) between December 31, 2011 and the date of this Agreement, any redemption, repurchase or other acquisition of any shares of capital stock of the Company or any of the Company Subsidiaries (other than the acquisition of Shares tendered by employees or former employees in connection with a cashless exercise of Company Stock Options or in order to pay Taxes in connection with the vesting or exercise of any grants (including Company Stock Options and Company Restricted Shares) pursuant to the terms of a Company Stock Plan); (d) between December 31, 2011 and the date of this Agreement, any material change by the Company in its accounting principles, except as may be appropriate to conform to changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto; or (e) between December 31, 2011 and the date of this Agreement, with respect to the Company or any Company Subsidiary, any material election, change or revocation of any election relating to Taxes, any release, assignment, settlement or compromise of any material Tax liability or surrender of any refund, or any change to any of methods of reporting income or deductions for Tax purposes.

Section 3.9           Absence of Litigation. Except as set forth in Section 3.9 of the Company Disclosure Schedule, as of the date hereof, there are no suits, claims, actions, proceedings, hearings, arbitrations, mediations, investigations, demand letters or any other judicial or administrative proceedings, in law or equity (each, a “Legal Proceeding”) pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary (including by virtue of indemnification or otherwise) or their respective assets or properties, or any executive officer or director of the Company or any Company Subsidiary, other than any such Legal Proceedings which are not material to the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree, award or regulatory restriction of a Governmental Entity, other than such orders, writs, judgments, injunctions, decrees, awards or regulatory restrictions which are not material to the Company and the Company Subsidiaries, taken as a whole.

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Section 3.10         Employee Benefit Plans.

(a)          Section 3.10(a) of the Company Disclosure Schedule contains a true and complete list, as of the date of this Agreement, of each material “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), and each other material director and employee plan, program, agreement or arrangement, vacation or sick pay policy, fringe benefit plan, and compensation, severance or employment agreement contributed to, sponsored or maintained by the Company or any Company Subsidiary as of the date of this Agreement for the benefit of any current, former or retired employee, officer, consultant, independent contractor or director of the Company or any Company Subsidiary (collectively, the “Company Employees” and such plans, programs, policies, agreements and arrangements, collectively, the “Company Plans”).

(b)          With respect to each Company Plan, the Company has made available to Parent a current, accurate and complete copy thereof (or, if a plan is not written, a written description thereof) and, to the extent applicable, (i) any related trust agreement or other funding instrument, (ii) the most recent determination or opinion letter, if any, received from the Internal Revenue Service (the “IRS”), (iii) any summary plan description, and (iv) for the most recent year (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if any.

(c)          Each Company Plan has been established and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations.

(d)          Neither the Company nor any Company Subsidiary has any obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA), any plan subject to Title IV of ERISA or any other similar law.

(e)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened against or with respect to any such Company Plan, including any audit or inquiry by the IRS or United States Department of Labor or any other similar Governmental Entity.

(f)          Each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a determination letter to that effect from the IRS and, to the knowledge of the Company, no circumstances exist which would reasonably be expected to materially adversely affect such qualification or exemption.

(g)          Except as set forth on Section 3.10(g) of the Company Disclosure Schedule, no Company Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement or other termination of employment.

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(h)          Except as contemplated by Section 2.2 or as set forth on Section 3.10(g) of the Company Disclosure Schedule, the execution, delivery of and performance by the Company of its obligations under the transactions contemplated by this Agreement will not (either alone or upon occurrence of any additional or subsequent events) (i) entitle any employee, director, officer, or independent contractor of the Company or any Company Subsidiary to severance pay, unemployment compensation or any other payment, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee, director, officer or independent contractor, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any benefits under any Company Plan, (iv) otherwise give rise to any material liability under any Company Plan, or (v) limit or restrict the right to amend, terminate or transfer the assets of any Company Plan on or following the Effective Time. The execution, delivery of and performance by the Company of its obligations under the transactions contemplated by this Agreement will not (either alone or upon occurrence of any additional or subsequent events) result in “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code.

(i)          No Company Plan requires the Company or any Company Subsidiary to pay a tax gross up payment to any current or former director, officer, employee or individual consultant of the Company or any Company Subsidiary for Tax-related payments under Section 409A of the Code.

Section 3.11         Labor and Employment Matters.

(a)          Neither the Company nor any Company Subsidiary is a party to any collective bargaining agreement with any labor organization or other representative of any Company Employees, nor is any such agreement presently being negotiated by the Company. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) there are no unfair labor practice complaints pending against the Company or any Company Subsidiary before the National Labor Relations Board or any other labor relations tribunal or authority and (ii) there are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or, to the knowledge of the Company, threatened in writing against or involving the Company or any Company Subsidiary.

(b)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) there are no complaints, charges or claims against the Company pending or, to the knowledge of the Company, threatened that could be brought or filed with any Governmental Entity based on, arising out of, in connection with or otherwise relating to the employment or termination of employment of or failure to employ any individual and (ii) the Company is in compliance with all labor and employment laws, including all such laws relating to wages, hours and any similar mass layoff law, collective bargaining, discrimination, civil rights, safety and health, workers’ compensation and the collection and payment of withholding and/or social security taxes and any similar tax.

Section 3.12         Insurance. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (a) all insurance policies of the Company and each of the Company Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as is sufficient to comply with applicable law and (b) neither the Company nor any Company Subsidiary is in breach or default, and neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, of any of such insurance policies.

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Section 3.13         Personal Properties and Assets. Except as would not, individually or in the aggregate, have a Material Adverse Effect, each of the Company and each Company Subsidiary has good title to all of their respectively owned tangible personal properties as necessary to conduct their respective businesses as currently conducted, free and clear of all Liens (except for Permitted Liens), assuming the timely discharge of all obligations owing under or related to the tangible personal property; provided that no representation is made under this Section 3.13 with respect to any real property, intellectual property or intellectual property rights.

Section 3.14         Real Property.

(a)          Section 3.14(a) of the Company Disclosure Schedule sets forth a true and complete list of all real property and interests in real property owned in fee by the Company or any Company Subsidiary (collectively, the “Owned Real Property”) that is material to the business of the Company and the Company Subsidiaries, taken as a whole. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company or a Company Subsidiary, as the case may be, holds good, valid, legal and marketable fee title to the Owned Real Property, free and clear of all Liens, except for Permitted Liens.

(b)          Section 3.14(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property leased, subleased, licensed, or otherwise occupied by the Company or any Company Subsidiary (collectively, the “Leased Real Property”) that is material to the business of the Company and the Company Subsidiaries, taken as a whole. Except as would not individually or in the aggregate have a Material Adverse Effect, (i) each of the Company and the Company Subsidiaries has valid leasehold interests, land-use rights or building ownership rights, as applicable, in all of their respective Leased Real Property, free and clear of all Liens, except for Permitted Liens, and (ii) any and all land grant premiums required under applicable laws or any relevant Lease Agreements have been fully paid.

(c)          The Owned Real Property and the Leased Real Property are referred to collectively herein as the “Real Property”. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) to the knowledge of the Company, each parcel of Real Property is in compliance with all existing laws applicable to such Real Property, (ii) neither the Company nor any Company Subsidiary has received written notice of any proceedings in eminent domain, condemnation or other similar proceedings that are pending and, to the knowledge of the Company, there are no such proceedings threatened, affecting any portion of the Real Property, and (iii) neither the Company nor any Company Subsidiary has received written notice of the existence of any outstanding writ, injunction, decree, order or judgment or of any pending proceeding, and, to the knowledge of the Company, there is no such writ, injunction, decree, order, judgment or proceeding threatened, relating to the ownership, lease, use, occupancy or operation by any person of the Real Property.

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Section 3.15         Tax Matters.

(a)          Except as set forth in Section 3.15(a) of the Company Disclosure Schedule, (i) all material Tax Returns required to be filed by the Company and each of the Company Subsidiaries through the date hereof have been timely filed (taking into account valid extensions of time within which to file), (ii) all such filed Tax Returns (taking into account all amendments thereto) are true, correct and complete in all material respects, (iii) the Company and the Company Subsidiaries have complied with all applicable laws relating to the payment and withholding of all material amounts of Tax and all material amounts of Tax required to be withheld by the Company or any Company Subsidiary have been timely withheld and paid over to the appropriate Governmental Entity, (iv) all material amounts of Taxes due and owing by any of the Company or any Company Subsidiary (whether or not shown on any Tax Return) have been timely paid, other than such Taxes that are being contested in good faith, have not been finally determined or have been adequately reserved against in accordance with GAAP on the face of the balance sheets (rather than in any notes thereto) contained in the most recent financial statements included in the SEC Reports filed prior to the date hereof, (v) the unpaid Taxes of the Company and the Company Subsidiaries did not, as of the dates of the SEC Reports, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheets (rather than in any notes thereto) contained in the SEC Reports, and (vi) there are no Liens for material Taxes (other than Taxes not yet due and payable or Taxes being contested in good faith) upon any of the assets of the Company or any Company Subsidiary.

(b)          No material deficiencies for Taxes against the Company or any Company Subsidiary have been claimed, proposed or assessed by any Governmental Entity in writing or, to the knowledge of the Company, otherwise, and there are no pending, nor has the Company or any Company Subsidiary received written notice of the expected commencement of any, audits, examinations, investigations, claims or other proceedings in respect of a material amount of Taxes of the Company or any Company Subsidiary.

(c)          Neither the Company nor any Company Subsidiary has waived any statute of limitations in respect of any material amount of Tax or agreed to any extension of time with respect to any material Tax assessment or deficiency (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course).

(d)          No Tax rulings, requests for rulings, closing agreements, private letter rulings, technical advice memoranda or other similar agreements or rulings (including any application for a change in accounting method under Section 481 of the Code) have been entered into with, issued by, or filed with any Governmental Entity with respect to or relating to the Company or any Company Subsidiary that could affect material Tax Returns or material Taxes of the Company or any Company Subsidiary for taxable periods or portions thereof beginning on or after the Closing Date.

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(e)          Neither the Company nor any Company Subsidiary (i) has been a member of an affiliated group filing a consolidated, combined or unitary income Tax Return (other than a group the common parent of which was the Company), (ii) has any material liability for the Taxes of any person (other than the Company, or any Company Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) or (iii) is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement the parties to which consist exclusively of the Company and a Company Subsidiary).

(f)          Neither the Company nor any Company Subsidiary has (i) engaged in any “intercompany transactions” in respect of which gain was and continues to be deferred pursuant to Treasury Regulations Section 1.1502-13 or any analogous or similar provision of law or (ii) has any “excess loss accounts” in respect of the stock of any Company Subsidiary pursuant to Treasury Regulations Section 1.1502-19, or any analogous or similar provision of law.

(g)          The Company and the Company Subsidiaries have disclosed on their U.S. federal income Tax Returns all positions taken therein that could give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the Code. Neither the Company nor any Company Subsidiary has entered into any transaction identified as a “listed transaction” for purposes of Treasury Regulations Sections 1.6011-4(b)(2), failed to disclose any “reportable transaction” for purposes of Treasury Regulations Section 1.6011-4(b)(1), or participated in any “nondisclosed noneconomic substance transaction” within the meaning of Section 6662(i)(2) of the Code.

Section 3.16         Proxy Statement and Schedule 13E-3. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the proxy statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting (such proxy statement, as amended or supplemented, the “Proxy Statement”) or (b) the Exchange Act Rule 13e-3 transaction statement on Schedule 13E-3 (as amended or supplemented from time to time, the “Schedule 13E-3”) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, with respect to the Proxy Statement, on the date the Proxy Statement is first mailed to the stockholders of the Company and at the time of the Stockholders Meeting, and with respect to the Schedule 13E-3, on the date the Schedule 13E-3 (including any amendments or supplements thereto) is filed with the SEC. Each of the Proxy Statement and the Schedule 13E-3 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Holdco, Parent or Merger Sub or any of their respective affiliates or Representatives for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3.

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Section 3.17         Intellectual Property. Section 3.17 of the Company Disclosure Schedule sets forth an accurate and complete list of all patents, registered copyrights and registered trademarks (including trademarks, service marks, trade names or trade dress, to the extent registered), registered domain names and all pending applications with respect to any of the foregoing, either (1) that are owned by the Company or any Company Subsidiary or (2) that are material to the respective businesses of the Company and the Company Subsidiaries, taken as a whole, as conducted as of the date hereof. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (a) to the knowledge of the Company, the Company or a Company Subsidiary owns or has a valid right or license to use (in the manner in which the same is being used on the date hereof), all intellectual property that the Company or any Company Subsidiary is using in the conduct of their respective businesses as currently conducted, in the case of intellectual property owned by the Company or any Company Subsidiary, free and clear of all Liens, except Permitted Liens, (b) there are no pending or, to the knowledge of the Company, threatened Legal Proceedings by any person alleging infringement or misappropriation by the Company or any Company Subsidiary of the intellectual property rights of such person or challenging the validity, enforceability or ownership of, or the right to use, any intellectual property owned by the Company or any Company Subsidiary, (c) to the knowledge of the Company, the conduct of the businesses of the Company and each of the Company Subsidiaries as currently conducted does not infringe or misappropriate any intellectual property rights of any person, (d) to the knowledge of the Company, no person is infringing or misappropriating any intellectual property owned by the Company or any Company Subsidiary, (e) the Company and the Company Subsidiaries have taken reasonable steps to protect the confidentiality of their trade secrets, and (f) no intellectual property owned by the Company or any Company Subsidiary is subject to any outstanding order, judgment or decree restricting or limiting the use or licensing thereof by the Company or any Company Subsidiary.

Section 3.18         Environmental Matters.

(a)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and each of the Company Subsidiaries are now and have been in compliance with all applicable Environmental Laws, and possess and are now and have been since January 1, 2010 in compliance with all applicable Environmental Permits necessary to operate the business as presently operated, (ii) to the knowledge of the Company, there have been no releases of Hazardous Materials at or on any property owned or operated by the Company or any Company Subsidiary, (iii) neither the Company nor any Company Subsidiary has received from a Governmental Entity a request for information pursuant to section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar state or foreign statute, or any written notification alleging that it is liable for any release or threatened release of Hazardous Materials at any location, except with respect to any such notification or request for information concerning any such release or threatened release, to the extent such matter has been resolved with the appropriate foreign, federal, state or local regulatory authority or otherwise, and (iv) neither the Company nor any Company Subsidiary has received any written claim or complaint, or is presently subject to any Legal Proceeding, relating to non-compliance with Environmental Laws or any other liabilities pursuant to Environmental Laws, and to the knowledge of the Company, no such matter has been threatened in writing.

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(b)          For purposes of this Agreement, the following terms shall have the meanings assigned below:

(i)          “Environmental Laws” means all foreign, federal, state, or local laws, statutes, regulations, ordinances, codes, or decrees relating to (A) Releases or threatened Releases or Hazardous Materials, (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Materials, (C) the environment, or (D) the protection of human health and safety.

(ii)         “Environmental Permits” means all permits, licenses, registrations, approvals, and other authorizations required under applicable Environmental Laws.

(iii)        “Hazardous Materials” means any substance or waste defined and regulated as hazardous, acutely hazardous, or toxic under applicable Environmental Laws.

(iv)        “Release” means any release, spill, emission, leaking, pumping, pouring, injection, deposit, dumping, emptying, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property.

Section 3.19         Contracts.

(a)          Section 3.19(a) of the Company Disclosure Schedule sets forth a list of all Material Contracts as of the date of this Agreement, and the Company has made available to Parent true and correct copies of all Material Contracts. For purposes of this Agreement, “Material Contract” means all Contracts to which the Company or any Company Subsidiary is a party or by which the Company, any Company Subsidiary or any of their respective properties or assets is bound that:

(i)          are required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K of the SEC;

(ii)         with respect to a joint venture, partnership, limited liability company or other similar agreement or arrangement, or relate to the formation, creation, operation, management or control of any partnership or joint venture, in each case, that is material to the business of the Company and the Company Subsidiaries, taken as a whole;

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(iii)        relate to indebtedness for borrowed money having an outstanding amount in excess of $2,000,000, other than any indebtedness between or among any of the Company and any Company Subsidiary;

(iv)        constitutes a lease, sublease, license agreement, occupancy agreement, land grant contract or other Contract with respect to any Leased Real Property that is material to the Company and the Company Subsidiaries taken as a whole (“Lease Agreements”);

(v)         involve the acquisition from another person or disposition to another person, directly or indirectly (by merger, license or otherwise), of assets or capital stock or other equity interests of another person (A) for aggregate consideration under such Contract (or series of related Contracts) in excess of $250,000 or (B) that contain representations, warranties, covenants, indemnities or other obligations (including indemnification, “earn-out” or other contingent obligations) that are still in effect and, individually, could reasonably be expected to result in payments by the Company or any Company Subsidiary in excess of $250,000 (in the case of each of clauses (A) and (B), other than acquisitions or dispositions of inventory, properties and other assets in the ordinary course of business);

(vi)        prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its wholly owned Company Subsidiaries, prohibits the pledging of the capital stock of the Company or any wholly owned Company Subsidiary or prohibits the issuance of any guaranty by the Company or any wholly owned Company Subsidiary;

(vii)       are license agreements that are material to the business of the Company and the Company Subsidiaries, taken as a whole, pursuant to which the Company or any of the Company Subsidiaries licenses in intellectual property or licenses out intellectual property owned by the Company or the Company Subsidiaries (other than license agreements for commercially available software on standard terms); or

(viii)      contain provisions that prohibit the Company or any Company Subsidiary or any person that controls, or is under common control with, the Company from competing in any material line of business or grant a right of exclusivity to any person which prevents the Company or a Company Subsidiary from entering any territory, market or field anywhere in the world.

(b)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each Material Contract is valid and binding on the Company or a Company Subsidiary and in full force and effect (except to the extent that any Material Contract expires in accordance with its terms), (ii) the Company and each of the Company Subsidiaries have performed all obligations required to be performed by them to date under each Material Contract, (iii) no event or condition exists which constitutes, or after notice or lapse of time or both would constitute, a default on the part of the Company or any Company Subsidiary under any Material Contract, (iv) no other party to such Material Contract is, to the knowledge of the Company, in default in any respect thereunder, and (v) to the knowledge of the Company, the Company has not received, as of the date of this Agreement, any notice in writing from any person that such person intends to terminate any Material Contract.

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Section 3.20         VIE and VIE Contracts.

(a)          No approvals from any Governmental Entity, other than those already obtained, are required to be obtained for the performance by the respective parties to the VIE Contracts of their obligations and the transactions contemplated under the VIE Contracts.

(b)          The execution, delivery and performance by each of the relevant parties to the VIE Contracts of their respective obligations, and the consummation of the transactions contemplated thereunder, did not and do not (i) result in any violation of their respective articles of association, their respective business licenses or constitutive documents, (ii) result in any violation of any applicable PRC laws or (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement, instrument, arbitration award or judgment, order or decree of any court of the PRC having jurisdiction over the relevant parties to the VIE Contracts, as the case may be, or any agreement with, or instrument to which any of them is expressed to be a party or which is binding on any of them.

(c)          Each of the VIE Contracts constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(d)          The ownership structure of VIE and the ownership structure of the VIE’s shareholders as described in the SEC Reports comply with all applicable PRC laws in all material respects, and do not violate, breach, or otherwise conflict with any applicable PRC laws in any material respect.  As of the date hereof, the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of VIE, through, among other things, its rights to direct the shareholders of VIE as to the exercise of their voting rights.  As of the date of this Agreement, there have been no disputes, disagreements, claims or any Legal Proceedings of any nature raised by any Governmental Entity or any other party, pending or, to the Company’s knowledge, threatened against or affecting any of the Company, the Company Subsidiaries or VIE that (i) challenge the validity or enforceability of any part or all of the VIE Contracts, (ii) challenge the VIE structure or the ownership structure as set forth in the VIE Contracts and described in the SEC Reports, (iii) claim any ownership, share, equity or interest in VIE, or claim any compensation for not being granted any ownership, share, equity or interest in VIE, or (iv) claim any of the VIE Contracts or the ownership structure thereof or any arrangements or performance of or in accordance with the VIE Contracts was in violation of, or is or will, violate any PRC laws.

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Section 3.21         Nevada Takeover Statutes.  Assuming (i) the representations in Section 4.15 are true and correct and (ii) the Company Requisite Vote has been obtained, the Company has no reason to believe that any of the requirements or restrictions of the Nevada Takeover Laws would apply to prevent the consummation of any of the transactions contemplated hereby, including the Merger.

Section 3.22         Affiliate Transactions.  There are no Material Contracts, transactions, indebtedness or other agreements or arrangements (including any direct or indirect ownership interest in any property or assets used in or necessary for use in the conduct of business by the Company), between the Company or any Company Subsidiary, on the one hand, and (a) any officer or director of the Company, (b) any record or beneficial owner of five percent (5%) or more of the voting securities of the Company, or (c) any affiliate or family member of any such officer, director or record or beneficial owner, on the other hand, in each case, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act (collectively, “Affiliate Transactions”).

Section 3.23         Opinion of Financial Advisor.  Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Financial Advisor”) has delivered to the Special Committee its written opinion (or oral opinion to be confirmed in writing), dated as of June 26, 2012, to the effect that, as of such date, the Merger Consideration to be received by the holders of the Shares in the Merger (other than the Rollover Holders, Holdco, Parent, or Merger Sub) is fair, from a financial point of view, to such holders.  A copy of such written opinion has been or will be delivered to Parent promptly following receipt thereof by the Special Committee, for informational purposes only.

Section 3.24         Brokers.  Except for the Company’s obligations to the Financial Advisor, the fees and expenses of which will be paid by the Company, no broker, finder or investment banker is entitled to any brokerage, finder’s, advisory or other fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any Company Subsidiary.

Section 3.25         No Other Representations or Warranties.  Except for the representations and warranties contained in this ARTICLE III, each of Holdco, Parent and Merger Sub acknowledges that neither the Company nor any other person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any Company Subsidiary with respect to any other information provided to Holdco, Parent or Merger Sub in connection with the transactions contemplated by this Agreement.  Neither the Company nor any other person will have or be subject to any liability to Holdco, Parent, Merger Sub or any other person resulting from the distribution to Holdco, Parent or Merger Sub, or Holdco’s, Parent’s or Merger Sub’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Holdco, Parent or Merger Sub in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF HOLDCO, PARENT
AND MERGER SUB

Holdco, Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company that:

Section 4.1           Organization.

(a)          Each of Holdco, Parent and Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and (ii) has the requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, except where the failure to have such power or authority would not, individually or in the aggregate, have a Parent Material Adverse Effect.  For purposes of this Agreement, a “Parent Material Adverse Effect” means any event, change, occurrence or effect that would prevent, materially delay or materially impede the performance by Holdco, Parent or Merger Sub of its obligations under this Agreement or the consummation of the transactions contemplated by this Agreement.  The organizational or governing documents of Holdco, Parent and Merger Sub, as previously provided to the Company, are in full force and effect.

(b)          Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub free and clear of all Liens.

(c)          Holdco owns beneficially and of record all of the outstanding capital stock of Parent free and clear of all Liens.

Section 4.2           Authority.  Each of Holdco, Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the Merger.  The execution, delivery and performance of this Agreement by each of Holdco, Parent and Merger Sub and the consummation by each of Holdco, Parent and Merger Sub of the transactions contemplated hereby, including the Merger, have been duly and validly authorized by all necessary corporate action by the boards of directors of Holdco, Parent and Merger Sub, and have been duly and validly authorized by all necessary actions by Parent as the sole stockholder of Merger Sub, and no other corporate proceedings on the part of Holdco, Parent or Merger Sub are necessary to authorize this Agreement, to perform their respective obligations hereunder, or to consummate the transactions contemplated hereby (other than the filing with the Nevada Secretary of State of the Articles of Merger as required by the NRS).  This Agreement has been duly and validly executed and delivered by Holdco, Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Holdco, Parent and Merger Sub enforceable against each of Holdco, Parent and Merger Sub in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, or general equitable principles (whether considered in a proceeding in equity or at law).

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Section 4.3           No Conflict; Required Filings and Consents.

(a)          The execution, delivery and performance of this Agreement by Holdco, Parent and Merger Sub do not and will not (i) conflict with or violate the respective certificates of incorporation or bylaws (or similar organizational documents) of Holdco, Parent or Merger Sub, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (iv) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Holdco, Parent or Merger Sub or by which either of them or any of their respective properties are bound, or (iii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contracts to which Holdco, Parent or Merger Sub is a party or by which Holdco, Parent or Merger Sub or any of their respective properties are bound, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, acceleration, loss, right or other occurrence which would not, individually or in the aggregate, have a Parent Material Adverse Effect.

(b)          The execution, delivery and performance of this Agreement by each of Holdco, Parent and Merger Sub and the consummation of the transactions contemplated hereby by each of Holdco, Parent and Merger Sub do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for (i) the applicable requirements, if any, of the Exchange Act and the rules and regulations promulgated thereunder, and state securities, takeover and “blue sky” laws, (ii) the filings and receipt, termination or expiration, as applicable, of such approvals or waiting periods as may be required under any Antitrust Law, (iii) the filing with the Nevada Secretary of State of the Articles of Merger as required by the NRS, and (iv) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 4.4           Absence of Litigation.  As of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Holdco, Parent or Merger Sub, threatened against Holdco, Parent, Merger Sub or any of their subsidiaries, other than any such Legal Proceeding that would not, individually or in the aggregate, have a Parent Material Adverse Effect.  As of the date of this Agreement, neither Holdco, Parent, Merger Sub nor any of their subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award that would, individually or in the aggregate, have a Parent Material Adverse Effect.

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Section 4.5           Proxy Statement and Schedule 13E-3.  None of the information supplied or to be supplied by Holdco, Parent, Merger Sub or any of their respective affiliates for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, with respect to the Proxy Statement, on the date the Proxy Statement is first mailed to the stockholders of the Company, and with respect to the Schedule 13E-3, on the date the Schedule 13E-3 (including any amendments or supplements thereto) is filed with the SEC.  Notwithstanding the foregoing, neither Holdco, Parent nor Merger Sub makes any representations or warranties with respect to any information supplied by the Company or any of the Company’s Representatives for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3.

Section 4.6           Brokers.  Except for Parent’s obligations to Deutsche Bank AG, Parent’s financial advisor, no broker, finder or investment banker is entitled to any brokerage, finder’s, advisory or other fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Holdco, Parent or Merger Sub, or any of their respective affiliates.

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Section 4.7           Financing.

(a)          Parent has delivered to the Company a true, complete and correct copy of an executed Facility Agreement, dated as of June 27, 2012 ( the “Debt Financing Agreement”), between Parent and China Development Bank Corporation Hong Kong Branch (the “Bank Lender”) pursuant to which the Bank Lender has agreed, subject to the terms and conditions set forth therein, to provide the loans described therein (the “Debt Financing”) for the purposes of financing the transactions contemplated by this Agreement and related fees and expenses.  Parent has delivered to the Company true, complete and correct copies of (i) an executed equity commitment letter (the “Abax Equity Financing Commitment”) pursuant to which Abax Lotus Ltd. and AGC Asia 6 Ltd. (collectively, the “Abax Funds”) have committed, subject to the terms and conditions set forth therein, to invest in Holdco, the cash amounts set forth therein (the “Abax Equity Financing”), and (ii) an executed equity commitment letter (the “CEO Equity Financing Commitment”, and together with the Abax Equity Financing Commitment, the “Equity Financing Commitments”) pursuant to which Mr. Li Fu has committed, subject to the terms and conditions set forth therein, to invest in Holdco the cash amounts set forth therein (the “CEO Equity Financing” and, together with the Abax Equity Financing, the “Equity Financing”).  The Equity Financing Commitments and the Debt Financing Agreement are together referred to herein as the “Financing Documents” and the Equity Financing together with the Debt Financing are referred to herein as the “Financing”.  Parent has delivered to the Company a true, complete and correct copy of the executed Contribution Agreement, pursuant to which Abax Lotus Ltd., Mr. Li Fu and the other stockholders named therein (collectively, the “Rollover Holders”) have agreed, subject to the terms and conditions set forth therein, to contribute some or all of the Shares owned by them (the “Rollover Shares”) to Parent in exchange for newly issued shares of Holdco prior to the consummation of the Merger (the “Contribution”).  None of the Financing Documents or the Contribution Agreement has been amended or modified prior to the date of this Agreement, no such amendment or modification is contemplated, and the respective commitments contained in the Financing Documents and the Contribution Agreement have not been withdrawn or rescinded in any respect (provided, however, that Holdco, Parent and Merger Sub may replace, amend or supplement the Financing Documents or the Contribution Agreement to the extent permitted by Section 6.13).  There are no side letters or other agreements to which Holdco, Parent or Merger Sub is a party related to the Contribution or issuance of new shares of Holdco other than as expressly set forth in the Contribution Agreement and there are no side letters or other agreements to which Holdco, Parent or Merger Sub or any of their respective affiliates is a party related to the funding or investing, as applicable, of the full amount of the Debt Financing.  Parent has fully paid any and all commitment fees or other fees in connection with the Financing Documents that are payable on or prior to the date hereof, and the Financing Documents and the Contribution Agreement are in full force and effect and are the legal, valid, binding and enforceable obligations of Holdco, Parent and Merger Sub, as the case may be, and, to the knowledge of Parent, each of the other parties thereto, in accordance with the terms and conditions thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).  As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of Holdco, Parent or Merger Sub or, to the knowledge of Holdco, Parent or Merger Sub, any other party thereto under any of the Financing Documents or the Contribution Agreement or that would otherwise result in the Financing not becoming available in order to consummate the transactions contemplated hereunder.  The Financing Documents contain all of the conditions precedent to the obligations of the parties thereunder to make the Financing available to Holdco and Parent, as applicable, on the terms therein and the Contribution Agreement contains all of the conditions precedent to the obligations of the parties thereunder to make the Contribution to Holdco described therein.  Assuming satisfaction of the conditions set forth in Sections 7.1 and 7.2, Parent has no reason to believe that any of the conditions in the Financing Documents or the Contribution Agreement will not be satisfied on or prior to the Closing Date.

(b)          Assuming (i) the Financing is funded in accordance with the Financing Documents, (ii) the Contribution contemplated by the Contribution Agreement is made in accordance with the terms of the Contribution Agreement and (iii) Parent and Merger Sub are obligated to close pursuant to Section 1.2, Parent and Merger Sub will have at and after the Closing funds sufficient to (A) pay the Merger Consideration, (B) pay any and all fees and expenses required to be paid by Holdco, Parent, Merger Sub and the Surviving Corporation in connection with the Merger and the Financing, and (C) satisfy all of the other payment obligations of Holdco, Parent, Merger Sub and the Surviving Corporation contemplated hereunder.

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Section 4.8           Operations of Parent and Merger Sub.  Each of Holdco, Parent and Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein.  The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, no par value per share, of which 100 shares are validly issued and outstanding.  All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent, free and clear of all Liens.  All of the issued and outstanding capital stock of Parent is, and as of the Effective Time will be, owned by Holdco, free and clear of all Liens.  All of the issued and outstanding capital stock of Holdco is, and as of the Effective Time will be, owned by Mr. Li Fu and/or the Abax Funds, subject to their rights to fund the Equity Financing Commitments through one or more affiliates, free and clear of all Liens.

Section 4.9           Ownership of Shares.  Except as set forth in Section 4.9 of the disclosure schedule delivered by Parent to the Company prior to or contemporaneously with the execution of this Agreement, none of Holdco, Parent, Merger Sub, Mr. Li Fu or their respective affiliates owns (directly or indirectly, beneficially or of record) any Shares and none of Holdco, Parent, Merger Sub or their respective affiliates holds any rights to acquire or vote any Shares except pursuant to this Agreement and the Voting Agreement.

Section 4.10         Vote/Approval Required.  No vote or consent of the holders of any class or series of capital stock of Holdco or Parent is necessary to approve this Agreement or the transactions contemplated hereby, including the Merger.

Section 4.11         Solvency.  Assuming (a) satisfaction of the conditions set forth in Sections 7.1 and 7.2 and (b) accuracy of the representations and warranties of the Company set forth in Article III, as of the Effective Time, immediately after giving effect to the transactions contemplated by this Agreement (including the Merger, the Financing (or any alternative financing), the payment of the aggregate Merger Consideration, any repayment of existing indebtedness contemplated by this Agreement or the Financing Documents and the payment of all related fees and expenses), each of Holdco, Parent and the Surviving Corporation will be Solvent.  With respect to each person, “Solvent” means that, as of any date of determination, (i) the amount of the “fair saleable value” of the assets of such Person and its subsidiaries, taken as a whole, exceeds, as of such date, the sum of all “debts” of such Person and its subsidiaries, taken as a whole, including contingent liabilities, as such quoted term is generally determined in accordance with applicable law governing determinations of the insolvency of debtors; (ii) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the business in which it is engaged as such business is now conducted and is proposed to be engaged following the Closing Date; and (iii) such Person will be able to pay its debts, including contingent liabilities, as they mature.

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Section 4.12         Guarantee.  Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company the duly executed Guarantees.  The Guarantees are in full force and effect and are valid, binding and enforceable obligations of the Guarantors subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).  No event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of the Guarantors under the Guarantees.

Section 4.13         Absence of Certain Agreements.  Other than the Contribution Agreement, the Voting Agreement and the Equity Financing Commitments, as of the date hereof, none of Holdco, Parent nor any affiliate of Holdco or Parent has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), pursuant to which: (i) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or agrees to vote against any Superior Proposal; (ii) any person has agreed to provide, directly or indirectly, equity capital to Holdco, Parent, Merger Sub or the Company to finance in whole or in part the Merger; or (iii) any current employee of the Company has agreed to (x) remain as an employee of the Company or any of the Company Subsidiaries following the Effective Time at compensation levels in excess of levels currently in effect (other than pursuant to any employment Contracts with the Company and its subsidiaries in effect as of the date hereof), (y) contribute or roll-over any portion of such employee’s Shares, Company Stock Options, or other equity awards to the Company or its subsidiaries or Parent or any of its affiliates, or (z) receive any capital stock or equity securities of the Company or any of the Company Subsidiaries, Holdco, Parent or any affiliate of Holdco or Parent.

Section 4.14         Buyer Group Contracts.  Parent has delivered to the Company a true, correct and complete copy of: (a) the Contribution Agreement; (b) the Voting Agreement; and (c) the Equity Financing Commitments (collectively, the “Buyer Group Contracts”).  As of the date hereof, other than the Buyer Group Contracts, there are no side letters or other oral or written contracts relating to the transactions contemplated by this Agreement between two or more of the following persons: each of the Rollover Holders, the Guarantors and any of their respective affiliates.

Section 4.15         Nevada Takeover Statutes.  As of the date hereof, assuming the representations in Section 3.4 are true and correct, neither Holdco, Parent nor Merger Sub has any reason to believe that any of the requirements or restrictions of the Nevada Combinations With Interested Stockholders Law, NRS 78.411-78.444, enacted in Nevada, applies to this Agreement or to any of the transactions contemplated hereby, including the Merger.

Section 4.16         No Other Representations or Warranties.  Except for the representations and warranties contained in this ARTICLE IV, the Company acknowledges that none of Holdco, Parent, Merger Sub or any other person on behalf of Holdco, Parent or Merger Sub makes any other express or implied representation or warranty with respect to Holdco, Parent or Merger Sub or with respect to any other information provided to the Company.

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ARTICLE V
CONDUCT OF BUSINESS PENDING THE MERGER

Section 5.1           Conduct of Business of the Company Pending the Merger.  The Company covenants and agrees that, during the period from the date hereof until the Effective Time, except as expressly contemplated or expressly permitted by this Agreement, as set forth in Section 5.1 of the Company Disclosure Schedule or as required by law or regulation, or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), the Company shall, and shall cause each Company Subsidiary to, conduct its business in the ordinary course of business consistent with past practice, and use its commercially reasonable efforts to preserve substantially intact its and each of the Company Subsidiaries’ business organizations, and to preserve in all material respects its present relationships with customers, suppliers, distributors, employees and other persons with which the Company or the Company Subsidiaries have material business relations; provided, however, that no action by the Company or the Company Subsidiaries with respect to matters specifically addressed by subparagraphs (a) through (q) below shall be deemed a breach of this Section 5.1 unless such action constitutes a breach of such subparagraphs (a) through (q).  Except as otherwise expressly contemplated or expressly permitted by this Agreement, as set forth in Section 5.1 of the Company Disclosure Schedule or as required by law or regulation, or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), the Company shall not, and shall not permit any Company Subsidiary to, between the date of this Agreement and the Effective Time, directly or indirectly, do any of the following:

(a)          amend or otherwise change the Company Articles of Incorporation, Company Bylaws, Company Subsidiaries’ Articles of Incorporation or Company Subsidiaries’ Bylaws or any similar governing instruments;

(b)          issue, deliver, sell, pledge, dispose of, transfer, subject to any Lien or encumber any shares of capital stock, ownership interests or voting securities, or any options, warrants, convertible securities or other rights of any kind to acquire or receive any shares of capital stock, any other ownership interests or any voting securities (including but not limited to stock appreciation rights, phantom stock or similar instruments) of the Company or any Company Subsidiary (in each case except for (i) the issuance of Shares upon the exercise of Company Stock Options outstanding on the date hereof, in accordance with the terms of any Company Plan, (ii) the grant of Company Restricted Shares and Company Stock Options (and issuances of Shares pursuant thereto) made in the ordinary course of business consistent with past practice, or (iii) the issuance of shares by a Company Subsidiary to the Company or another Company Subsidiary);

(c)          declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of the capital stock of the Company or any Company Subsidiary (except for any dividend or distribution by a Company Subsidiary to the Company or another Company Subsidiary) or enter into any agreement with respect to the voting or registration of its capital stock;

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(d)          reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of capital stock of the Company (other than the acquisition of Shares tendered by employees or former employees in connection with a cashless exercise of Company Stock Options or in order to pay Taxes in connection with the vesting or exercise of any grants (including Company Stock Options and Company Restricted Shares) pursuant to the terms of a Company Plan or a Company Stock Plan), or reclassify, combine, split or subdivide or amend the terms of any capital stock or other ownership interests of any of the Company Subsidiaries;

(e)          (i) directly or indirectly acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) in one transaction or any series of related transactions any equity interests in any corporation, partnership or other business organization or division thereof or any material assets, other than purchases of inventory and other assets in the ordinary course of business or pursuant to existing Contracts or (ii) sell, pledge, mortgage, lease, license, subject to any Lien, transfer or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise) any of the material property or assets of the Company or any Company Subsidiary, except (A) dispositions of obsolete, surplus or worn-out assets or assets that are no longer useful in the conduct of the business of the Company and the Company Subsidiaries, (B) transfers among the Company and the Company Subsidiaries or (C) in the ordinary course of business consistent with past practice (which for the avoidance of doubt and without limitation to the foregoing shall be deemed to include the sale or other disposition of supply or inventory in the ordinary course of business);

(f)          terminate, cancel, transfer, assign, license, encumber or agree to any material change in or waiver under any Material Contract, or enter into or amend any Contract that, if existing on the date hereof, would be a Material Contract;

(g)          grant any material licenses of intellectual property to third parties except in the ordinary course of business;

(h)          incur, issue, renew, prepay, syndicate, refinance or modify in any material respect the terms of any indebtedness for borrowed money, or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make, forgive or cancel any loans, advances or capital contributions to, or investments in, any other person (other than a wholly owned Company Subsidiary or acquisitions permitted by subparagraph (e)(i) above), in each case in an amount in excess of $1,000,000 individually or $2,000,000 in the aggregate, other than in the ordinary course of business consistent with past practice (including any borrowings under the Company Credit Agreements and in respect of letters of credit);

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(i)          except pursuant to any Company Plan or as required by applicable law, (i) increase the compensation or fringe benefits of any of its directors, officers or employees, other than in the ordinary course of business consistent with past practice, (ii) grant any severance or termination pay not provided for under any Company Plan, or any retention pay, (iii) waive or amend in any material respect any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Plan, (iv) enter into any employment, consulting or severance agreement or arrangement with any of its present directors, officers, employees or independent consultants, other than in the ordinary course of business consistent with past practice with respect to non-executive officer employees, employees with an annual base salary of less than $100,000 and independent consultants, or (v) establish, adopt, enter into or amend in any material respect or terminate any Company Plan, excluding adjustment of performance targets for performance-based awards in a manner permitted under the terms of such awards or in the ordinary course of business;

(j)          make any material change in any financial or tax accounting principles, policies, methods or procedures used by the Company, except as may be required by changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

(k)          other than in the ordinary course of business consistent with past practice, (i) make, change or revoke any Tax election, (ii) enter into any release, settlement or compromise of any material Tax liability, (iii) file any amended Tax Return with respect to any material Tax or waive any statute of limitations with respect to any material Tax claim or assessment, (iv) change (or file a request to make such change) any method of Tax accounting or any annual Tax accounting period, (v) enter into or request any closing agreement relating to any Tax, (vi) surrender any right to claim a Tax refund, (vii) fail to duly and timely file all Tax Returns and other documents required to be filed with any taxing authority in accordance with past practice (taking into account any extension of time within which to file such Tax Return), or (viii) incur any material liability for Taxes;

(l)          settle or compromise any litigation other than settlements or compromises of litigation where the amount paid in settlement or compromise, in each case, does not exceed the amount set forth in Section 5.1(l) of the Company Disclosure Schedule;

(m)          except for this Agreement, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of such entity (other than among the Company Subsidiaries);

(n)          enter into, amend or modify any union recognition agreement, collective bargaining agreement or similar agreement with any trade union or representative body;

(o)          enter into, amend or modify any Affiliate Transactions;

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(p)          make capital expenditures that are not budgeted in the Company’s current plan approved by the Company Board that was heretofore made available to Parent, as set forth in Section 5.1(p) of the Company Disclosure Schedule, except for (i) other expenditures necessary to maintain existing assets in good repair, consistent with past practice or (ii) any other single capital expenditure not in excess of $250,000 or capital expenditures for the Company and the Company Subsidiaries not in excess of $1,000,000 in the aggregate; or

(q)          authorize or agree to take any of the actions described in Section 5.1(a)-(p).

Section 5.2           Conduct of Business of Holdco, Parent and Merger Sub Pending the Merger.  Subject to the express conditions of this Agreement and the express rights of Parent and Merger Sub hereunder, between the date of this Agreement and the Effective Time, Holdco, Parent and Merger Sub shall not, directly or indirectly, take any action that would individually or in the aggregate, have a Parent Material Adverse Effect.

Section 5.3           No Control of Other Party’s Business.  Nothing contained in this Agreement shall give Holdco or Parent, directly or indirectly, the right to control or direct the Company’s or the Company Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its subsidiaries’ operations prior to the Effective Time.  Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries’ respective operations.

ARTICLE VI
ADDITIONAL AGREEMENTS

Section 6.1           Proxy Statement and Schedule 13E-3.  As soon as reasonably practicable following the date of this Agreement, the Company shall, with the assistance of Parent, prepare and file the Proxy Statement with the SEC.  Concurrently with filing the Proxy Statement with the SEC, the Company and Parent shall prepare and file the Schedule 13E-3 with the SEC.  Holdco, Parent, Merger Sub and the Company will cooperate with each other in the preparation of the Proxy Statement and the Schedule 13E-3.  Without limiting the generality of the foregoing, each of Holdco, Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act to be set forth in each of the Proxy Statement and the Schedule 13E-3.  Each of Holdco, Parent, Merger Sub and the Company shall use its commercially reasonable efforts to resolve all SEC comments with respect to the Proxy Statement and the Schedule 13E-3 as promptly as reasonably practicable after receipt thereof.  Each of Holdco, Parent, Merger Sub and the Company agrees to correct any information provided by it for use in the Proxy Statement and the Schedule 13E-3 which shall have become false or misleading.  The Company shall as soon as reasonably practicable notify Parent and Merger Sub of the receipt of any comments from the SEC with respect to the Proxy Statement and the Schedule 13E-3 and any request by the SEC for any amendment to the Proxy Statement or the Schedule 13E-3 or for additional information in connection therewith.  The Company will promptly provide Parent with copies of all correspondence between the Company and the SEC with respect to the Proxy Statement and Schedule 13E-3, and Parent will promptly provide the Company with copies of all correspondence between Parent and the SEC with respect to the Schedule 13E-3.  Prior to filing or mailing (as applicable) the Proxy Statement and Schedule 13E-3 (or any amendment or supplement thereto) or responding to any comments from the SEC with respect thereto, Parent and its counsel, with respect to the Proxy Statement, and the Company and the Special Committee and their respective counsel, with respect to the Schedule 13E-3, shall be given, to the extent practicable, three (3) Business Days to review and comment on the Proxy Statement, Schedule 13E-3 and any proposed responses to any SEC comments or communications, as applicable, and the Company and Parent shall consider all additions, deletions or changes suggested thereto in good faith by Parent and its counsel, with respect to the Proxy Statement, and the Company and the Special Committee and their respective counsel, with respect to the Schedule 13E-3.

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Section 6.2           Stockholders Meeting.

(a)          As soon as reasonably practicable following confirmation by the SEC that it has no further comments on the Proxy Statement and the Schedule 13E-3, the Company, acting through the Company Board (or a committee thereof), shall (i) take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of approving this Agreement (the “Stockholders Meeting”) and (ii) subject to Section 6.5(c), include in the Proxy Statement the Company Recommendation and use its reasonable best efforts to obtain the Company Requisite Vote; provided, however, that the Company shall be permitted to delay or postpone convening the Stockholders Meeting (but not beyond the Termination Date) if in the good faith judgment of the Company Board (acting on the recommendation of the Special Committee and after consultation with its outside legal counsel) the failure to do so would be inconsistent with the Company Board’s fiduciary duties under applicable law.

(b)          Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Stockholders Meeting if a Change of Recommendation has occurred.

Section 6.3           Access to Information.  From the date of this Agreement to the Effective Time or the earlier termination of this Agreement in accordance with its terms, upon reasonable prior written notice, the Company shall, and shall use its reasonable best efforts to cause the Company Subsidiaries and its and their Representatives to, afford Parent and its Representatives reasonable access during normal business hours, consistent with applicable law, to its officers, personnel, employees, systems, properties, offices and other facilities and to all books and records (including Tax Returns), and to furnish Parent with all financial, operating and other data, analyses, projections and plans, as Parent, through its Representatives, may from time to time reasonably request in writing (it being agreed, however, that the foregoing shall not permit Parent or its Representatives to conduct any environmental testing or sampling).  Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or the Company Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by such employees of their normal duties.  Neither the Company nor any of the Company Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its clients, jeopardize the attorney-client privilege of the Company or any of the Company Subsidiaries or contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of this Agreement.

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Section 6.4           Confidentiality.  Prior to the Effective Time, each of Holdco, Parent and Merger Sub will hold and treat and will cause its Representatives to hold and treat in confidence all documents and information concerning the Company and the Company Subsidiaries furnished to Holdco, Parent or Merger Sub in connection with the transactions contemplated by this Agreement in accordance with (i) the Confidentiality Agreement, dated February 28, 2011, as amended (the “CEO Confidentiality Agreement”), among the Company, the Special Committee and Mr. Li Fu, and (ii) the Confidentiality Agreement, dated February 28, 2011, as amended (the “Abax Confidentiality Agreement”and, together with the CEO Confidentiality Agreement, the “Confidentiality Agreements”) among the Company, the Special Committee and Abax Global Capital (Hong Kong) Limited, which Confidentiality Agreements shall remain in full force and effect in accordance with their terms.

Section 6.5           Acquisition Proposals.

(a)          Except as otherwise set forth in this Section 6.5, from and after the date of this Agreement, the Company agrees that neither it, nor any of the Company Subsidiaries shall, and that it shall not authorize or permit its and their respective Representatives retained by the Company or any Company Subsidiary to, directly or indirectly, (i) initiate, solicit, knowingly encourage, or knowingly facilitate (including by providing non-public information) any inquiries regarding, or the making of any, proposals or offers that constitute or could reasonably be expected to lead to an Acquisition Proposal, or (ii) engage in, continue, or otherwise participate in any negotiations or discussions (other than to state that it is not permitted to have discussions) concerning, or provide or cause to be provided any non-public information or data relating to the Company or any of the Company Subsidiaries in connection with, an Acquisition Proposal; provided, however, it is understood and agreed that any determination or action by the Company, the Special Committee, or the Company Board permitted under Section 6.5(b), Section 6.5(c) or Section 8.3(a) shall not be deemed to be a breach of this Section 6.5(a).  Upon the execution of this Agreement, the Company agrees, and the Special Committee will direct, that the Company and the Company Subsidiaries and its and their Representatives will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any persons conducted heretofore with respect to any Acquisition Proposal.

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(b)          Notwithstanding anything to the contrary in Section 6.5(a), at any time after the date of this Agreement and prior to obtaining the Company Requisite Vote, the Company may, in response to a bona fide written Acquisition Proposal that did not result from a material breach of Section 6.5(a) and that the Special Committee, which shall have full, sole, and exclusive authority to make such decision determines, in its good faith judgment, after consultation with its outside legal counsel and financial advisors, constitutes or may reasonably be expected to lead to a Superior Proposal, (i) furnish information and data with respect to the Company and the Company Subsidiaries to the person making such Acquisition Proposal pursuant to a customary confidentiality agreement on terms at least as restrictive as those contained in the Confidentiality Agreements but excluding the “standstill” provisions thereof (except for such changes necessary in order for the Company to be able to comply with its obligations under this Agreement), and (ii) participate, through the Special Committee, in discussions or negotiations with such person and its Representatives regarding such Acquisition Proposal; provided, however, that the Company shall promptly (and in any event, within 48 hours) provide or make available to Parent any material non-public information concerning the Company or any of the Company Subsidiaries that is provided to the person making such Acquisition Proposal or its Representatives which was not previously or concurrently provided or made available to Parent.

(c)          In all cases, subject to the permitted actions contemplated by Section 8.3(a) and the next sentence of this Section 6.5(c), neither the Company Board nor any committee thereof shall (i) withdraw or modify in a manner adverse to Parent or Merger Sub, or publicly propose to withdraw or modify in a manner adverse to Parent or Merger Sub, the Company Recommendation, (ii) adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal (any of such actions described in clauses (i) or (ii) being referred to as a “Change of Recommendation”), or (iii) adopt, approve or recommend, or allow the Company or any Company Subsidiary to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement constituting, or that would reasonably be expected to result in, any Acquisition Proposal (other than a confidentiality agreement in accordance with Section 6.5(b)) (each, an “Alternative Acquisition Agreement”).  Notwithstanding anything to the contrary in this Section 6.5, if, prior to obtaining the Company Requisite Vote, (A) the Special Committee, which shall have full, sole, and exclusive authority to make such decision, determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to do so would be reasonably likely to be inconsistent with the discharge or exercise of the Company Board’s fiduciary duties under applicable law, it may recommend a Change of Recommendation to the Company Board, which, upon receiving such recommendation from the Special Committee, may effect a Change of Recommendation in accordance with this Section 6.5(c), and/or (B) the Company receives a written bona fide Acquisition Proposal that did not result from a material breach of Section 6.5(a) and that the Special Committee, which shall have full, sole, and exclusive authority to make such decision, determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal, then (i) the Company Board may make a Change of Recommendation and/or authorize the Company to terminate this Agreement pursuant to Section 8.3(a), and (ii) the Company, upon receiving such authorization from the Company Board, may enter into an Alternative Acquisition Agreement with respect to such Superior Proposal if, with respect to this clause (ii), the Company concurrently terminates this Agreement pursuant to Section 8.3(a).  The Company Board shall not be entitled to effect a Change of Recommendation or authorize the termination of this Agreement pursuant to Section 8.3(a) (and, for the avoidance of doubt, the Company shall not be entitled to terminate this Agreement pursuant to Section 8.3(a)) unless the Company has provided written notice (a “Notice”) at least three (3) Business Days in advance of such Change of Recommendation or authorization to Parent and Merger Sub advising Parent that the Special Committee has determined in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to make a Change of Recommendation or to authorize termination of this Agreement, as applicable, would be reasonably likely to be inconsistent with the discharge or exercise of its fiduciary duties under applicable law.  For the avoidance of doubt, any purported termination of this Agreement pursuant to Section 8.3(a) shall be void and of no force and effect unless the Company complies with this Section 6.5(c) and pays the Termination Fee in accordance with Section 8.5(b) prior to or substantially concurrently with such termination.  In the event that the basis of such proposed action by the Special Committee, the Company Board and/or the Company is in connection with a Superior Proposal, (x) the Notice shall include the terms and conditions of such Superior Proposal (including the identity of the third party making the Superior Proposal and any financing materials related thereto, if any) and include with it copies of any proposed transaction documents with respect to such Superior Proposal, (y) during the three (3) Business Day period following receipt by Parent and Merger Sub of the Notice, the Company shall, and shall cause its Representatives to, negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) to make such adjustments in the terms and conditions of this Agreement and the Financing Documents so that such Superior Proposal ceases to constitute a Superior Proposal, and (z) following the end of the three (3) Business Day period, the Company Board and the Special Committee shall have determined in good faith after consultation with their outside legal counsel and financial advisors, taking into account any changes to this Agreement and the Financing Documents proposed in writing by Parent and Merger Sub in response to the Notice or otherwise, that the Superior Proposal giving rise to the Notice continues to constitute a Superior Proposal.  Any material amendment to the financial terms or any other material amendment of such Superior Proposal shall require a new Notice and the Company shall be required to comply again with the requirements of this Section 6.5(c), provided that, for purposes of complying with the requirements of this sentence, the three (3) Business Day period described above in this Section 6.5(c) shall be reduced to two (2) Business Days.

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(d)          The Company shall promptly (and in any event within 48 hours of knowledge thereof) notify Parent in writing of (i) any written Acquisition Proposal received by the Company, (ii) any request for non-public information relating to the Company or the Company Subsidiaries, other than requests for information not reasonably expected to be related to an Acquisition Proposal, and (iii) any inquiry or request for discussion or negotiation regarding an Acquisition Proposal, including in each case the identity of the person making any such Acquisition Proposal, inquiry or request and the material terms of any such Acquisition Proposal, inquiry or request; provided, in each case, that such Acquisition Proposal, request or inquiry is received by the Company Board or the Special Committee, its agents or its advisors. The Company shall (A) keep Parent informed in all material respects of the status and details (including material amendments to the terms thereof) of such Acquisition Proposal, inquiry or request and (B) provide to Parent as soon as practicable after receipt thereof copies of all material written correspondence relating to such Acquisition Proposal or request exchanged between the Company or any of the Company Subsidiaries, on the one hand, and the person making such Acquisition Proposal or request, on the other hand, concerning the material terms and conditions thereof; provided that this obligation shall be excused if and to the extent that the Company Board or Special Committee and its Representatives shall be unaware of such information and documents.

(e)          Nothing set forth in this Agreement shall be deemed to prohibit the Company Board, after consultation with the Special Committee, or the Special Committee, after providing prior notice to the Company Board, from taking and disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer), provided that the Company Board shall expressly reaffirm the Company Recommendation in such disclosure.  The parties agree and acknowledge that, for purposes of this Agreement, a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto shall not in and of itself be deemed a Change of Recommendation.

(f)          Definitions.  For purposes of this Agreement:

(i)          “Acquisition Proposal” means any bona fide inquiry, proposal or offer from any person or group of persons other than Holdco or one of its subsidiaries or affiliates for (a) a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving an acquisition of the Company (or any Company Subsidiaries whose business constitutes 15% or more of the net revenues, net income or assets of the Company and the Company Subsidiaries, taken as a whole) or (b) the acquisition in any manner, directly or indirectly, of over 15% of the equity securities of the Company or over 15% of the consolidated total assets of the Company and the Company Subsidiaries, in each case other than the Merger.

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(ii)         “Superior Proposal” means any bona fide written Acquisition Proposal (with the percentages set forth in the definition of such term changed from 15% to 50%), that the Special Committee, which shall have full, sole, and exclusive authority to make such determination, has determined in its good faith judgment after consultation with its outside legal counsel and financial advisors (A) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal and (B) if consummated, would result in a transaction more favorable to the Company’s stockholders (other than to Rollover Holders) from a financial point of view than the transaction contemplated by this Agreement (after giving effect to all adjustments to the terms thereof which may be offered by Parent in writing (including pursuant to Section 6.5(c)).

Section 6.6           [Reserved.].

Section 6.7           Directors’ and Officers’ Indemnification and Insurance.

(a)          Without limiting any additional rights that any employee may have under any employment agreement or Company Plan, from the Effective Time through the sixth (6th) anniversary of the date on which the Effective Time occurs, each of Holdco and Parent shall or shall cause the Surviving Corporation to, indemnify and hold harmless each present (as of the Effective Time) and former officer and director of the Company and the Company Subsidiaries (the “Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to (i) the fact that an Indemnified Party is or was an officer or director of the Company or any of the Company Subsidiaries or is or was serving at the request of the Company or any of the Company Subsidiaries as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity, (ii) matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby), whether asserted or claimed prior to, at or after the Effective Time or (iii) enforcement of this Section 6.7(a) if such officer or director prevails with respect to such enforcement, in each case to the fullest extent permitted under applicable law.  In the event of any such claim, action, suit, proceeding or investigation or in enforcing this Section 6.7(a), (A) each Indemnified Party will be entitled to advancement of expenses incurred in the defense of any claim, action, suit, proceeding or investigation from the Surviving Corporation within ten (10) Business Days of receipt by the Surviving Corporation from the Indemnified Party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, if and only to the extent then required by the NRS, to repay such advances if it is ultimately determined that such person is not entitled to such indemnification, (B) neither Holdco, Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any proceeding or threatened action, suit, proceeding, investigation or claim (and in which indemnification could be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or such Indemnified Party otherwise consents, and (C) the Surviving Corporation shall cooperate in the defense of any such matter.

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(b)          The articles of incorporation and bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers than are presently set forth in the Company Articles of Incorporation and Company Bylaws, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of any such individuals.

(c)          Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies, for a claims reporting or discovery period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof; provided, however, that in no event shall the Company or the Surviving Corporation expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance.  If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six (6) year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(d)          Notwithstanding anything herein to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, at or after the Effective Time) is made against any Indemnified Party on or prior to the sixth (6th) anniversary of the Effective Time, the provisions and benefits of this Section 6.7 shall continue in full effect until the final disposition of such claim, action, suit, proceeding or investigation.

(e)          The covenants contained in this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives.  The indemnification provided for herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to law, contract or otherwise.

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(f)          In the event that the Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation, conversion or merger or (ii) transfers or conveys all or a majority of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or Parent, as the case may be, shall succeed to the obligations set forth in this Section 6.7.

(g)          This Section 6.7 shall not be amended in a manner adverse to the Indemnified Parties without the written consent of each of the Indemnified Parties.

Section 6.8           Further Action; Efforts.

(a)          Upon the terms and subject to the conditions of this Agreement, each of the parties shall use its reasonable best efforts to (i) take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable (including under any Antitrust Law) to consummate the transactions contemplated by this Agreement as soon as practicable and (ii) do all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement at the earliest practicable date, including: (A) causing the preparation and filing of all forms, registrations and notices required to be filed to consummate the Merger and the taking of such actions as are necessary to obtain any requisite consent, (B) using reasonable best efforts to defend all lawsuits and other legal proceedings by or before any Governmental Entity challenging this Agreement or the consummation of the Merger, and (C) using reasonable best efforts to resolve any objection asserted with respect to the transactions contemplated under this Agreement under any Antitrust Law raised by any Governmental Entity and to prevent the entry of any court order, and to have vacated, lifted, reversed or overturned any injunction, decree, ruling, order or other action of any Governmental Entity that would prevent, prohibit, restrict or delay the consummation of the transactions contemplated by this Agreement.

(b)          In furtherance and not in limitation of the provisions of Section 6.8(a), to the extent required by PRC law, each of the parties, as applicable, agrees to prepare and file as promptly as practicable, and in any event by no later than fifteen (15) Business Days from the date of this Agreement an initial filing with the PRC Anti-Monopoly Bureau pursuant to the PRC Anti-Monopoly Law.  Parent shall pay all filing fees and other charges for the filings required under the PRC Anti-Monopoly Law by the Company and Parent.

(c)          If a party receives a request for information or documentary material from any Governmental Entity with respect to this Agreement or any of the transactions contemplated hereby then such party shall in good faith make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, a response which is, at a minimum, in substantial compliance with such request.

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(d)          The parties shall keep each other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement and work cooperatively in connection with obtaining the approvals of or clearances from each applicable Governmental Entity, including:

(i)          cooperating with each other in connection with filings required to be made by any party (including under any Antitrust Law) and liaising with each other in relation to each step of the procedure before the relevant Governmental Entities and as to the contents of all communications with such Governmental Entities.  In particular, to the extent permitted by law or Governmental Entity, no party will make any notification in relation to the transactions contemplated hereunder without first providing the other party with a copy of such notification in draft form and giving such other party a reasonable opportunity to discuss its content before it is filed with the relevant Governmental Entities, and such first party shall consider and take account of all reasonable comments timely made by the other party in this respect;

(ii)         furnishing to each other party all information within its possession that is required for any application or other filing to be made by the other party pursuant to applicable law in connection with the transactions contemplated by this Agreement;

(iii)        promptly notifying each other of any communications from or with any Governmental Entity with respect to the transactions contemplated by this Agreement and ensuring to the extent permitted by law or Governmental Entity that each of the parties is entitled to attend any meetings with or other appearances before any Governmental Entity with respect to the transactions contemplated by this Agreement;

(iv)        consulting and cooperating with each other in connection with all analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the Antitrust Laws; and

(v)         without prejudice to any rights of the parties hereunder, consulting and cooperating in all respects with each other in defending all lawsuits and other proceedings by or before any Governmental Entity challenging this Agreement or the consummation of the transactions contemplated by this Agreement.

(e)          Notwithstanding the foregoing, commercially and/or competitively sensitive information and materials of a party will be provided to the other party on an outside-counsel-only basis while, to the extent feasible, making a version in which the commercial and/or competitively sensitive information has been redacted available to the other party.

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Section 6.9           Public Announcements.  Unless and until a Change of Recommendation has occurred or, if earlier, the termination of this Agreement in accordance with its terms, the Company, Holdco, Parent and Merger Sub will consult with and provide to each other party the reasonable opportunity to review and comment upon any press release or other public statement or comment prior to the issuance of such press release or other public statement or comment relating to this Agreement or the transactions contemplated herein and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange.  The Company and Parent agree that the press release announcing the execution and delivery of this Agreement shall be a joint release of Parent and the Company.

Section 6.10         Notification of Certain Matters.  The Company shall give prompt notice to Parent, and Parent and Holdco shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, (b) any Legal Proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger or the other transactions contemplated hereby, and (c) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to the Merger set forth in ARTICLE VII not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement; provided, however, that the delivery of any notice pursuant to this Section 6.10 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the party receiving such notice or the representations or warranties of the parties, or the conditions to the obligations of the parties hereto. The parties agree and acknowledge that the Company’s compliance or failure of compliance with this Section 6.10 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.2(b) shall have been satisfied.

Section 6.11         Rule 16b-3.  Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause dispositions of equity securities of the Company (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.12         Obligations of Merger Sub.  Parent shall take all actions necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement.

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Section 6.13         Financing.

(a)          Each of Holdco and Parent shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the Financing on the terms and conditions described in the Financing Documents and shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under any Financing Document (provided, however, that Holdco, Parent and Merger Sub may replace, amend or supplement the Debt Financing Agreement, if such replacements, amendments or supplements, individually or in the aggregate, would not (i) expand upon the conditions precedent to the Debt Financing as set forth in the Debt Financing Agreement in any way or (ii) prevent or impair the availability of the financing or materially delay the financing under the Debt Financing Agreement or the consummation of the transactions contemplated by this Agreement), including using commercially reasonable efforts to (1) maintain in full force and effect the Financing Documents until the transactions contemplated by this Agreement are consummated, (2) satisfy on a timely basis all conditions and covenants applicable to Holdco, Parent and Merger Sub in the Financing Documents (including by consummating the financing pursuant to the terms of the Equity Financing ) and otherwise comply with its obligations thereunder, (3) enter into notes, security agreements, guarantees and other definitive agreements as required by the Debt Financing Agreement (“Ancillary Debt Agreements”) on the terms and conditions contemplated by the Debt Financing Agreement, (4) consummate the Financing at or prior to Closing, and (5) assuming all terms and conditions in the Debt Financing Agreement have been satisfied, cause the Financing Sources and other persons providing Debt Financing to fund on the Closing Date the Debt Financing required to consummate the Merger and the other transactions contemplated hereby.  For purposes of this Section 6.13, references to “Financing” shall include the financing contemplated by the Financing Documents as permitted in the case of the Debt Financing Agreement, to be replaced, amended or supplemented by this Section 6.13(a), and references to “Financing Documents” and “Debt Financing Agreement” shall include such documents as permitted to be replaced, amended or supplemented by this Section 6.13(a).

(b)          Without limiting the generality of Section 6.13(a), Holdco, Parent and Merger Sub shall give the Company prompt notice: (i) of any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) by any party to any Financing Document, or any Ancillary Debt Agreement, which would be reasonably likely to result in any condition of the Financing Documents or any Ancillary Debt Agreement not to be satisfied or the termination of any Financing Document, of which Holdco, Parent or Merger Sub becomes aware; (ii) of the receipt of any written notice or other written communication from any party to any Financing Document with respect to any alleged or potential breach, default, termination or repudiation by any party to any Financing Document or any Ancillary Debt Agreement or any provisions of the Financing Document or any Ancillary Debt Agreement related to the Financing which could result in any condition of the Financing Documents not to be satisfied or the termination of any Financing Document; (iii) of any material dispute or disagreement between or among any parties to the Financing Documents; and (iv) if Holdco, Parent or Merger Sub at any time believes that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Documents.  As soon as reasonably practicable after the date the Company delivers to Holdco, Parent or Merger Sub a written request therefor, Holdco, Parent and Merger Sub shall provide notice of the circumstance referred to in clause (i), (ii), (iii) or (iv) of the immediately preceding sentence.  If any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Financing Agreement, Parent shall use its commercially reasonable efforts to arrange and obtain alternative debt financing from alternative debt financing sources in an amount sufficient to consummate the transactions contemplated by this Agreement on terms and conditions not less favorable, taken as a whole, to Holdco, Parent and Merger Sub than those in the Debt Financing Agreement as promptly as practicable following the occurrence of such event but no later than the second Business Day immediately prior to the Closing Date.  Parent shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the alternative debt financing.

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(c)          Prior to the Closing, the Company shall, and shall cause the Company Subsidiaries to, use commercially reasonable efforts to provide to Parent and Merger Sub, at Parent’s sole expense, all reasonable cooperation reasonably requested by Parent that is necessary in connection with the Financing, including (i) promptly furnishing to Parent and Merger Sub and their Financing Sources the financial statements required to be delivered to the lenders party thereto under the Debt Financing Agreement, (ii) facilitating the pledging of collateral in connection with the Debt Financing as reasonably requested by Parent and its Financing Sources and customary for financings similar to the Financing (provided that no such pledge shall be effective prior to the Effective Time), and (iii) facilitating the execution and delivery at the Closing of the Ancillary Debt Agreements related to the Debt Financing as required by the Debt Financing Agreement; provided, however, that, (a) irrespective of the above, no obligation of the Company or any of the Company Subsidiaries under any Financing Document, Ancillary Debt Agreement, certificate or other document or instrument shall be effective until the Effective Time and none of the Company or any of the Company Subsidiaries shall be required to take any action under any Financing Document, Ancillary Debt Agreement, certificate or other document or instrument that is not contingent upon the Closing (including the entry into any agreement that is effective before the Effective Time) or that would be effective prior to the Effective Time, (b) nothing herein shall require such cooperation to the extent it would interfere unreasonably with the business or operations of the Company or the Company Subsidiaries, (c) none of the Company or any of the Company Subsidiaries shall be required to issue any offering or information document prior to the Effective Time, and (d) none of the Company or any of the Company Subsidiaries shall be required to take any corporate action in connection with the Financing or the Contribution.  The term “Financing Sources” means the entities that have committed to provide or otherwise entered into agreements in connection with the Debt Financing or other financings (other than the Equity Financing and the Contribution Agreement) in connection with the transactions contemplated hereby, including the parties to the Debt Financing Agreement and any joinder agreements or Ancillary Debt Agreement relating thereto.  None of the Company or any of the Company Subsidiaries shall be required to take any action that would subject it to actual or potential liability, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment (other than reasonable out-of-pocket costs) or incur any other liability or provide or agree to provide any indemnity in connection with the Financing or any of the foregoing prior to the Effective Time.  Holdco, Parent and Merger Sub shall on a joint and several basis indemnify and hold harmless the Company, the Company Subsidiaries and the Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financing and the Contribution (including any action taken in accordance with this Section 6.13(c)) and any information utilized in connection therewith (other than historical information relating to the Company provided by the Company).  Holdco and Parent shall, promptly upon request by the Company, reimburse the Company for all documented and reasonable out-of-pocket costs incurred by the Company or the Company Subsidiaries in connection with this Section 6.13(c).  In no event shall Holdco, Parent or any of their affiliates prohibit or seek to prohibit any bank or investment bank or other potential provider of debt or equity financing, including the Financing Sources, from providing financing or financial advisory services to any Person in connection with a transaction relating to the Company or its subsidiaries or in connection with the Merger or the other transactions contemplated hereby.

(d)          In no event shall Holdco, Parent or any of their affiliates (which for purposes of this Section 6.13(d) shall be deemed to include the Guarantors and the investment funds affiliated with the Guarantors) (i) award any agent, broker, investment banker, financial advisor or other firm or person any financial advisory role on an exclusive basis, or (ii) engage any bank or investment bank or other potential provider of debt financing on an exclusive basis (or otherwise on terms that could reasonably be expected to prevent such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or its subsidiaries), in the case of clauses (i) and (ii) in connection with the Merger or the other transactions contemplated hereby.

(e)          Holdco, Parent and Merger Sub acknowledge and agree that the obtaining of the Financing, or any alternative financing, or the Contribution, is not a condition to Closing.

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(f)          Each of Holdco and Parent shall use its commercially reasonable efforts to consummate the transactions contemplated by the Contribution Agreement immediately prior to the Closing on the terms and conditions described in the Contribution Agreement, including using commercially reasonable efforts to (i) maintain in full force and effect the Contribution Agreements until the transactions contemplated by this Agreement are consummated, (ii) satisfy on a timely basis all conditions applicable to Holdco and Parent in the Contribution Agreement, and (iii) cause the persons providing the Contribution to fund the Contribution on the Closing Date (subject to the conditions set forth in the Contribution Agreement). Neither Holdco nor Parent shall agree to any amendment or modification to be made to, or any waiver of any provision or remedy under, the Contribution Agreement without the prior written consent of the Company and the Special Committee if such amendment, modification or waiver would (i) expand upon the conditions precedent to the Contribution as set forth in the Contribution Agreement in any way or (ii) reasonably be expected to prevent or materially delay the ability of Holdco, Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement. At least two (2) Business Days prior to the Closing, Parent shall make any Certificates evidencing Rollover Shares available in New York, New York for inspection by counsel to the Company.

(g)          The obligations of the Company set forth in this Section 6.13 are the sole obligations of the Company with respect to the Financing or the Contribution and no other provision of this Agreement shall be deemed to expand or modify such obligations.

Section 6.14         Stock Exchange Delisting. Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of NASDAQ to enable the delisting of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable following the Effective Time.

Section 6.15         Parent Vote. Parent shall vote (or consent with respect to) or cause to be voted (or a consent to be given with respect to) any Shares beneficially owned by it or any of its subsidiaries or affiliates, or with respect to which it or any of its subsidiaries or affiliates has the power (by agreement, proxy or otherwise) to cause to be voted (or to provide a consent), in favor of the approval of this Agreement at any meeting of stockholders of the Company at which this Agreement shall be submitted for approval and at all adjournments or postponements thereof (or, if applicable, by any action of the stockholders of the Company by consent in lieu of a meeting).

Section 6.16         Reserved.

Section 6.17         Knowledge of Inaccuracies. It is agreed that neither Holdco nor Parent shall have any right to (a) terminate this Agreement under Section 8.4(b) or (b) claim any damage or seek any other remedy at law or in equity for any breach of or inaccuracy in any representation or warranty made by the Company in ARTICLE III to the extent both (i) Mr. Li Fu and (ii) Abax Global Capital (Hong Kong) Limited or any of its affiliates had actual knowledge of such breach of or inaccuracy in such representation or warranty as of the date hereof.

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Section 6.18         Resignations. The Company shall use commercially reasonable efforts to cause to be delivered to Parent at the Closing written evidence reasonably satisfactory to Parent of the resignation effective as of the Effective Time of those non-management directors of the Company and any Company Subsidiary identified by Parent in writing to the Company at least 10 days prior to the Closing. At the request of Parent, the Company shall provide Parent with a true and accurate list of the directors of the Company and the Company Subsidiaries. From and after the date of delivery of such list, the Company shall promptly inform Parent of changes to such list.

Section 6.19         Stockholder Litigation. The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and/or its directors or officers relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed to without Parent’s prior written consent, which consent shall not be unreasonably withheld.

Section 6.20         Takeover Laws. If any of the Nevada Takeover Laws is or becomes applicable to this Agreement or the transactions contemplated hereby, including the Merger, each of the Company and Parent and their respective boards of directors shall take such commercially reasonable actions as may be necessary to render such Nevada Takeover Laws inapplicable to all of the foregoing or to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement.

ARTICLE VII
CONDITIONS OF MERGER

Section 7.1           Conditions to Each Party’s Obligation to Effect the Merger. The obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a)          Stockholder Approval. The Company Requisite Vote shall have been obtained.

(b)          PRC Anti-Monopoly. To the extent required by PRC law, the PRC Anti-Monopoly Bureau shall have issued a decision under the PRC Anti-Monopoly Law approving the Merger.

(c)          Orders. As of the Closing, no court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger (collectively, an “Order”).

Section 7.2           Conditions to Obligations of Holdco, Parent and Merger Sub. The obligations of Holdco, Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following additional conditions:

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(a)          Representations and Warranties. (i) The representations and warranties of the Company set forth in this Agreement that are qualified by reference to Material Adverse Effect shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in this Agreement that are not qualified by reference to Material Adverse Effect (other than the representation and warranty set forth in Section 3.3(a)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 7.2(a)(ii) shall be deemed to have been satisfied even if any representations and warranties of the Company are not so true and correct, unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had a Material Adverse Effect; and (iii) the representations and warranties set forth in Section 3.3(a) shall be true and correct (except for de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(b)          Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c)          Material Adverse Effect. Since the date of this Agreement, there shall not have been any Material Adverse Effect.

(d)          Officer’s Certificate. Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c).

Section 7.3           Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following additional conditions:

(a)          Representations and Warranties. The representations and warranties of Holdco, Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except for inaccuracies of representations and warranties which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b)          Performance of Obligations of Holdco, Parent and Merger Sub. Each of Holdco, Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement on or prior to the Closing Date.

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(c)          Officer’s Certificate. The Company shall have received a certificate signed by an executive officer of Holdco, Parent and Merger Sub certifying as to the matters set forth in Section 7.3(a) and Section 7.3(b).

Section 7.4           Frustration of Closing Conditions. None of the Company, Holdco, Parent or Merger Sub may rely on the failure of any condition set forth in Section 7.2 or Section 7.3, as the case may be, to be satisfied to excuse such party’s obligation to effect the Merger if such failure was caused by such party’s failure to use the standard of efforts required from such party to consummate the Merger and the other transactions contemplated by this Agreement, including as required by and subject to Section 6.8 and Section 6.13.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

Section 8.1           Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company, by action of the Special Committee, and Parent, by action of its board of directors.

Section 8.2           Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned by written notice at any time prior to the Effective Time by Parent, by action of its board of directors, or the Company, at the direction of the Special Committee, if:

(a)          the Merger shall not have been consummated by June 27, 2013, whether such date is before or after the date of approval of this Agreement by the stockholders of the Company referred to in Section 7.1(a) (such date, as it may be extended pursuant to the provisions hereof, the “Termination Date”); provided, that neither party shall have the right to terminate this Agreement pursuant to this Section 8.2(a) if any action of such party or failure of such party to perform or comply with the covenants and agreements of such party set forth in this Agreement shall have been the primary cause of, or resulted primarily in, the failure of the Merger to be consummated by the Termination Date and such action or failure to perform constitutes a breach of this Agreement;

(b)          the Stockholders Meeting shall have been held and completed and approval of this Agreement by the stockholders of the Company referred to in Section 7.1(a) shall not have been obtained at such Stockholders Meeting or at any adjournment or postponement thereof; or

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(c)          any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of this Agreement by the stockholders of the Company referred to in Section 7.1(a)), provided, that the right to terminate this Agreement pursuant to this Section 8.2(c) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of a condition to the consummation of the Merger.

Section 8.3           Termination by the Company. This Agreement may be terminated and the Merger may be abandoned by written notice of the Company at the direction of the Special Committee:

(a)          at any time prior to the time the Company Requisite Vote is obtained, if (i) the Company Board (acting on the recommendation of the Special Committee) authorizes the Company, subject to complying with the terms of this Agreement, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, (ii) immediately prior to or substantially concurrently with the termination of this Agreement the Company enters into an Alternative Acquisition Agreement with respect to a Superior Proposal and (iii) the Company immediately prior to or substantially concurrently with such termination pays to Parent in immediately available funds the Termination Fee required to be paid pursuant to Section 8.5;

(b)          if there has been a breach of any representation, warranty, covenant or agreement made by Holdco, Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) calendar days after written notice (which shall specify the nature of such breach and the Company’s intention to terminate this Agreement if such breach or failure is not cured) thereof is given by the Company to Parent or (ii) five (5) Business Days prior to the Termination Date; provided, however, that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 7.1, Section 7.2(a) or Section 7.2(b) not to be capable of being satisfied; or

(c)          if (i) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their nature cannot be satisfied other than at the Closing), (ii) the Company has irrevocably confirmed by notice to Parent that all conditions set forth in Section 7.3 have been satisfied or that it is willing to waive any unsatisfied conditions in Section 7.3, and (iii) the Merger shall not have been consummated within three (3) Business Days after the delivery of such notice.

Section 8.4           Termination by Parent. This Agreement may be terminated and the Merger may be abandoned by written notice at any time prior to the Effective Time by Parent, by action of its board of directors:

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(a)          if the Company Board (acting with the affirmative vote of at least one member of the Special Committee or acting on the recommendation of the Special Committee), or the Special Committee shall have (i) made a Change of Recommendation or (ii) failed to include the Company Recommendation in the Proxy Statement; or

(b)          if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied and such breach or condition is not curable, or, if curable, is not cured prior to the earlier of (i) thirty (30) calendar days after written notice (which shall specify the nature of such breach and Parent’s intention to terminate this Agreement if such breach or failure is not cured) thereof is given by Parent to the Company or (ii) five (5) Business Days prior to the Termination Date; provided, however, that Parent is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 7.1, Section 7.3(a) or Section 7.3(b) not to be capable of being satisfied.

Section 8.5           Effect of Termination and Abandonment.

(a)          In the event of termination of this Agreement and the abandonment of the Merger pursuant to this ARTICLE VIII, this Agreement shall become void and of no effect with no liability to any person on the part of any party hereto (or of any of its Representatives or affiliates); provided, that the provisions set forth in this Section 8.5, Section 6.9 (Public Announcements), Section 6.13(b) (with respect to Parent’s reimbursement and indemnification obligations), Section 8.6 (Expenses), Section 9.1 (Non-Survival of Representations, Warranties, Covenants and Agreements), Section 9.2 (Notices), Section 9.5 (Entire Agreement; Assignment), Section 9.6 (Parties in Interest), Section 9.7 (Governing Law), Section 9.11 (Jurisdiction), Section 9.13 (Waiver of Jury Trial), the Confidentiality Agreements and the Guarantees (to the extent set forth therein) shall survive the termination of this Agreement and abandonment of the Merger pursuant to this ARTICLE VIII.

(b)          In the event that:

(i)          (A) this Agreement is terminated by either Parent or the Company pursuant to Section 8.2(a) or Section 8.2(b), (B) an Acquisition Proposal, whether or not conditional, shall have been made public and not withdrawn after the date hereof but prior to the termination of this Agreement pursuant to Section 8.2(a) or, with respect to termination pursuant to Section 8.2(b), prior to the Stockholders Meeting, and (C) after the date of this Agreement and prior to the date that is twelve (12) months following the termination of this Agreement, the Company consummates an Acquisition Proposal (whether or not such Acquisition Proposal was the same Acquisition Proposal referred to in the preceding clause (B)) (provided that for purposes of this Section 8.5(b)(i), the references to “15%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”);

(ii)         this Agreement is terminated by Parent pursuant to Section 8.4(a) or Section 8.4(b); or

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(iii)        this Agreement is terminated by the Company pursuant to Section 8.3(a);

then the Company shall (x) in the case of clause (i) above, within two (2) Business Days after the date on which the Company consummates the Acquisition Proposal referred to in subclause (b)(i)(C) above, (y) in the case of clause (ii) above, no later than two (2) Business Days after the date of such termination, and (z) in the case of clause (iii) above, immediately prior or substantially concurrently with such termination, pay Parent the Termination Fee (as defined below) by wire transfer of immediately available funds (it being understood that in no event shall the Company be required to pay the Termination Fee on more than one occasion). “Termination Fee” means $11,000,000.

(c)          In the event that this Agreement is terminated pursuant to Section 8.3(b) or Section 8.3(c), then Parent shall promptly, but in no event later than two (2) Business Days after the date of such termination, pay or cause to be paid to the Company an amount equal to $22,000,000.00 (the “Parent Termination Fee”) by wire transfer of immediately available funds (it being understood that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion).

(d)          The parties acknowledge that the agreements contained in Section 8.5 are an integral part of the transactions contemplated by this Agreement, that the damages resulting from the termination of this Agreement under circumstances where a Termination Fee or a Parent Termination Fee is payable are uncertain and incapable of accurate calculation and that, without these agreements, the parties would not enter into this Agreement, and, therefore, the Termination Fee and Parent Termination Fee are not penalties, but rather liquidated damages, and if the Company fails to promptly pay the amount due pursuant to Section 8.5(b) or Parent fails to promptly pay the amount due pursuant to Section 8.5(c), and, in order to obtain such payment, Parent or Merger Sub, on the one hand, or the Company, on the other hand, commences a suit that results in a judgment against the Company for the amount set forth in Section 8.5(b) or any portion thereof or a judgment against Parent for the amount set forth in Section 8.5(c) or any portion thereof, the Company shall pay to Parent or Merger Sub, on the one hand, or Parent shall pay to the Company, on the other hand, its costs and expenses (including reasonable attorneys’ fees) in connection with such suit, together with interest on such amount or portion thereof at the prime rate of Citibank N.A. in effect on the date such payment was required to be made through the date of payment. Notwithstanding anything to the contrary in this Agreement, (A) the Company’s receipt of the Parent Termination Fee pursuant to this Section 8.5 (including the right to enforce the Guarantees with respect thereto) shall, subject to Section 9.10, be the sole and exclusive remedy of the Company and the Company Subsidiaries against Parent, Merger Sub, the Guarantors and any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, affiliates, employees, representatives or agents for any loss suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger to be consummated, and upon payment of such amounts, none of Parent, Merger Sub, the Guarantors or any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, employees, representatives, affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that such parties shall remain obligated for, and the Company and the Company Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreements, any reimbursement obligations of Parent pursuant to the first (1st) sentence of this Section 8.5(d) and the indemnification, reimbursement and expense obligations of Parent contained in Section 6.13(c)) and the Guarantees and (B) Parent’s receipt of the Termination Fee from the Company pursuant to this Section 8.5 shall, subject to Section 9.10, be the sole and exclusive remedy of Holdco, Parent, Merger Sub, the Guarantors and their respective affiliates against the Company, the Company Subsidiaries and any of their respective former, current, or future general or limited partners, stockholders, directors, officers, managers, members, affiliates, employees, representatives or agents for any loss suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger to be consummated, and upon payment of such amounts, none of the Company, the Company Subsidiaries or any of their respective former, current, or future general or limited partners, stockholders, directors, officers, managers, members, affiliates, employees, representatives or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except for any reimbursement and expense obligations of the Company pursuant to the first (1st) sentence of this Section 8.5(d)).

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Section 8.6           Expenses. Except as otherwise specifically provided herein (including Section 6.13(d)), each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. Expenses incurred in connection with the printing, filing and mailing of the Proxy Statement and the Schedule 13E-3 shall be shared equally by Parent and the Company.

Section 8.7           Amendment. This Agreement may be amended by the parties hereto at any time prior to the Effective Time, whether before or after adoption of this Agreement by the stockholders of the Company, by action taken (a) with respect to Holdco, Parent and Merger Sub, by their respective boards of directors, and (b) with respect to the Company, by the Special Committee; provided, however, that, after adoption of this Agreement by the stockholders of the Company, no amendment may be made which by law requires the further approval of the stockholders of the Company without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 8.8           Waiver. At any time prior to the Effective Time, any party hereto (a) with respect to Holdco, Parent and Merger Sub, by their respective boards of directors and (b) with respect to the Company, by the Special Committee, may (to the extent legally permitted and except as otherwise set forth herein) (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto, and (iii) subject to the requirements of applicable law, waive compliance by the other parties with any of the agreements or conditions contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

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ARTICLE IX
GENERAL PROVISIONS

Section 9.1           Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the Effective Time, except for those covenants and agreements contained herein to the extent that by their terms apply or are to be performed in whole or in part after the Effective Time.

Section 9.2           Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by international overnight courier or by electronic mail (“e-mail”) transmission (so long as a receipt with respect to such e-mail is requested and received) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Holdco, Parent or Merger Sub:

c/o Fushi Copperweld, Inc.
TYG Center Tower B, Suite 2601
Dongsanhuan Bei Lu, Bing 2
Beijing, 100027, PRC
	Attention:	Li Fu
	Facsimile:	+86 10 8447 8292
	E-mail:	cwang@fushicopperweld.com

and

c/o Abax Global Capital (Hong Kong) Limited
Suite 6708, 67/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong
	Attention:	Donald Yang
	Facsimile:	+852 3602 1700
	E-mail:	donald.yang@abaxcap.com

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with additional copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
30th Floor, China World Office 2
1 Jianguomenwai Avenue
Beijing 100004, PRC
Attention:	Michael V. Gisser, Esq.
Peter X. Huang, Esq.
Facsimile:	+86 10 6535 5577
E-mail:	Michael.Gisser@skadden.com Peter.Huang@skadden.com

and

Weil, Gotshal & Manges LLP
29/F, Alexandra House
18 Chater Road Central, Hong Kong
Attention:	Akiko Mikumo, Esq.
Facsimile:	+852 3015 9354
E-mail:	akiko.mikumo@weil.com

(b)	if to the Company:

Fushi Copperweld, Inc.
TYG Center Tower B, Suite 2601
Dongsanhuan Bei Lu, Bing 2
Beijing, 100027, PRC
	Attention:	Joseph J. Longever
	Facsimile:	+86 10 8447 8292
	E-mail:	jlongever@fushicopperweld.com

with additional copies (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
	Attention:	Dennis J. Friedman, Esq.
Eduardo Gallardo, Esq.
	Facsimile:	+1 212-351-6201
	E-mail:	DFriedman@gibsondunn.com
EGallardo@gibsondunn.com

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and

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention:	Mitchell S. Nussbaum, Esq.
Facsimile:	+1 212-504-3013
E-mail:	mnussbaum@loeb.com

Section 9.3           Certain Definitions. For purposes of this Agreement, the terms:

(a)          “affiliate” of any person means any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person; provided, that for the avoidance of doubt, for all purposes under this Agreement, Mr. Li Fu shall be deemed to be an affiliate of Parent; provided, further, that with respect to the definition of the Company Requisite Vote, the following shall be deemed to be affiliates of Parent: (i) each officer and director of the Company or the Company Subsidiaries who has entered into an agreement (whether written or oral) to contribute any Shares to Parent in lieu of receiving the Merger Consideration for such Shares, (ii) all other persons who have entered into an agreement, arrangement, or understanding (whether written or oral) with Parent or any affiliate of Parent to contribute Shares to Parent in lieu of receiving Merger Consideration for such Shares, and (iii) all persons who the Special Committee upon due inquiry, reasonably believes have reached an agreement or understanding (whether written or oral) with Parent or any affiliate of Parent to receive, in connection with the consummation of the Merger, some benefit or value other than and in addition to the Merger Consideration to be received in respect of their Shares; provided that in no event shall the continued employment of any employee of the Company or any of the Company Subsidiaries with the Surviving Corporation or any of its subsidiaries after the Effective Time, and the continued payment of compensation to such employee by the Surviving Corporation or any of its subsidiaries after the Effective Time on terms substantially comparable to the compensation paid to such employee by the Company or any Company Subsidiaries as of the date of this Agreement, alone, in and of itself, be deemed to be a benefit or value other than and in addition to the Merger Consideration to be received in respect of Shares;

(b)          “Antitrust Law” means the PRC Anti-Monopoly Law, as amended, and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition;

(c)          “beneficially owned” with respect to any Shares has the meaning ascribed to such term under Rule 13d-3(a) of the Exchange Act;

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(d)          “Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized by law to close in (i) New York, New York, United States of America, (ii) Hong Kong Special Administrative Region or (iii) the PRC;

(e)          “Company Credit Agreements” means the Credit and Security Agreement between Copperweld Bimetallics LLC and Regions Bank, dated August 31, 2010, and the Sales Ledger Financing Agreement between Copperweld Bimetallics UK Ltd and Barclays Bank plc Sales Financing dated April 27, 2007.

(f)          “Company Requisite Vote” means the approval of this Agreement by (i) holders of at least a majority in combined voting power of the outstanding Shares and (ii) holders of at least sixty percent (60%) in combined voting power of the outstanding Shares not owned by the Rollover Holders, Holdco, Parent, Merger Sub, or any of their respective affiliates;

(g)          “Company Subsidiary” means each person which is a subsidiary of the Company (for the avoidance of doubt, Company Subsidiaries shall include VIE and the subsidiaries of VIE);

(h)          “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

(i)          “Fushi International (Dalian)” means Fushi International (Dalian) Bimetallic Cable Co. Ltd.;

(j)          “knowledge” (i) with respect to the Company means the actual knowledge after reasonable inquiry of any of the persons listed in Section 9.3(i) of the Company Disclosure Schedule, and (ii) with respect to Holdco, Parent or Merger Sub means the actual knowledge after reasonable inquiry of any of the officers of Holdco, Parent or Merger Sub;

(k)          “law” means any domestic or foreign federal, state, provincial, municipal or local law, statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding;

(l)          “Lien” means any lien, mortgage, pledge, encumbrance, restriction, option, right of first refusal, easement, security interest, deed of trust, right-of-way, encroachment, community property interest or other claim or restriction of any nature, whether voluntarily incurred or arising by operation of law (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset);

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(m)          “Material Adverse Effect” means any development, fact, circumstance, condition, event, change, occurrence or effect, individually or in the aggregate, that would have or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole, other than any development, fact, circumstance, condition, event, change, occurrence or effect resulting from (A) changes in general economic, financial market, business or geopolitical conditions, (B) changes or developments in any of the industries in which the Company or the Company Subsidiaries operate, (C) changes in any applicable laws or applicable accounting regulations or principles or interpretations thereof, (D) any change in the price or trading volume of the Shares, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect), (E) any outbreak or escalation of hostilities or war or any act of terrorism, (F) any actions taken (or omitted to be taken) pursuant to the express terms of this Agreement (but, for purposes of this clause (F), excluding the obligation to comply with Section 5.1 or Section 6.8 and other than for purposes of the representations and warranties made in Section 3.5) or at the request of Holdco, Parent or Merger Sub, (G) any failure by the Company to meet any published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect), (H) the announcement of this Agreement and the transactions contemplated hereby, including the initiation of litigation by any person with respect to this Agreement, and including any termination of, reduction in or other negative impact on relationships or dealings, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Company and the Company Subsidiaries due to the announcement and performance of this Agreement or the identity of the parties to this Agreement, (I) the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein (but, for purposes of this clause (I), excluding the obligation to comply with Section 5.1 or Section 6.8 and other than for purposes of the representations and warranties made in Section 3.5), or (J) any action or omission of the Company or any Company Subsidiaries taken, directly or indirectly, at the direction of Mr. Li Fu (with the consent of the other Guarantors) outside the ordinary course of business and not approved by the Special Committee, provided that any development, fact, circumstance, event, change, occurrence or effect referred to in the foregoing clauses (A), (B), (C) and (E), may be taken into account in determining whether or not there has been a Material Adverse Effect to the extent such development, fact, circumstance, event, change, occurrence or effect has a materially disproportionately adverse effect on the Company and the Company Subsidiaries taken as a whole, as compared to other companies in the industries in which the Company and the Company Subsidiaries operate;

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(n)          “NASDAQ Marketplace Rules” means the rules concerning NASDAQ-listed companies promulgated by NASDAQ from time to time and published in the NASDAQ Manual Online located at www.nasdaq.com;

(o)          “Nevada Takeover Laws” means (a) the Nevada Combinations With Interested Stockholders law, NRS 78.411-78.444 and (b) the Nevada Control Share Act, NRS 78.378-78.3793;

(p)          “Permitted Liens” means (i) mechanics’, carriers’, workers’, and repairers’ Liens arising or incurred in the ordinary course of business that are not material to the business, operations and financial condition or the property of the Company so encumbered and that are not resulting from a breach, default or violation by the Company of any Contract or law, (ii) zoning, entitlement and other land use and environmental regulations by any Governmental Entity, provided that such regulations have not been materially violated, (iii) any matter listed in or referred to in any title policy, search or report which was made available to Parent by the Company prior to the date of this Agreement, (iv) any immaterial Lien, which does not interfere with day-to-day operations of the business of the Company and the Company Subsidiaries, (v) limitations or restrictions under any Lease Agreement or other Contract or otherwise imposed by the law of PRC or another government or quasi-governmental agency having jurisdiction over the Real Property and/or operations thereat and (vi) limitations or restrictions on transfers imposed by the Securities Act, blue sky laws and comparable foreign laws governing securities, provided that there is no material violation thereunder that has resulted in such limitations or restrictions;

(q)          “person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, or other entity;

(r)          “PRC” means the People’s Republic of China excluding, for the purposes of this Agreement only, the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan;

(s)          “PRC Anti-Monopoly Bureau” means the Anti-Monopoly Bureau of the Ministry of Commerce;

(t)          “PRC Anti-Monopoly Law” means the PRC Anti-Monopoly Law adopted on August 1, 2008, as amended;

(u)          “PRC Subsidiary” means all Company Subsidiaries organized under the laws of the PRC;

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(v)         “Representatives” means, when used with respect to Holdco, Parent, Merger Sub, the Company or any other person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers, and other agents, advisors and representatives of Holdco, Parent, Merger Sub, the Company or any other person, as applicable, and their respective subsidiaries;

(w)          “SAFE” means the State Administration of Foreign Exchange of the PRC;

(x)          “SAFE Circular 75” means Circular 75, issued by SAFE on October 21, 2005, titled “Notice Regarding Certain Administrative Measures on Financing and Inbound Investments by PRC residents Through Offshore Special Purpose Vehicles”, effective as of November 1, 2005 together with its implementing rules, issued by SAFE on May 29, 2007 and effective as of the same day, titled “Implementation Guidance Relating to Notice Regarding Certain Administrative Measures on Financing and Inbound Investments by PRC residents Through Offshore Special Purpose Vehicles”, or any successor rule or regulation under PRC law;

(y)          “SAFE Circular 78” means Circular 78, issued by SAFE on March 28, 2007, titled “Notice of the SAFE on Foreign Exchange Administration of the Involvement of Domestic Individuals in the Employee Stock Ownership Plans and Share Option Schemes of Overseas Listed Companies”, effective as of March 28, 2007, or any successor rule or regulation under PRC law;

(z)          “subsidiary” or “subsidiaries” of the Company, the Surviving Corporation, Parent or any other person means any corporation, partnership, joint venture or other legal entity: (i) of which voting power to elect a majority of the board of directors or others performing similar functions with respect to such organization is held directly or indirectly by such person or by any one or more of such person’s subsidiaries, (ii) of which at least fifty percent (50%) of the equity interests is controlled by such person by any one or more of such person’s subsidiaries, (iii) of which such party or any subsidiary of such party is a general partner, or (iv) that would otherwise be deemed a “subsidiary” under Rule 1.02(w) of Regulation S-X promulgated pursuant to the Exchange Act;

(aa)         “Taxes” means any taxes of any kind, including, but not limited to, those on or measured by or referred to as income, gross receipts, capital, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Entity, domestic or foreign;

(bb)         “Tax Return” means any return, report or statement (including information returns) required to be filed with or provided to any Governmental Entity or other person, or maintained, with respect to Taxes, including any schedule or attachment thereto or amendment thereof;

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(cc)         “VIE” means Dalian Fushi Bimetallic Manufacturing Co. Ltd.; and

(dd)         “VIE Contracts” means the following agreements:

(i)          Purchase Agreement between Fushi International (Dalian) and VIE;

(ii)         Patents Transfer Contract between Fushi International (Dalian) and VIE;

(iii)        Patent Transfer Contract between Fushi International (Dalian) and Mr. Fu;

(iv)        Entrusted Management Agreement among Fushi International (Dalian), VIE, Dalian Fushi Enterprise Group Co., Ltd., Yue Yang, Xishan Yang and Chunyan Xu;

(v)         Shareholders’ Voting Proxy Agreement among Fushi International (Dalian), Dalian Fushi Enterprise Group Co., Ltd., Yue Yang, Xishan Yang and Chunyan Xu;

(vi)        Exclusive Option Agreement among Fushi International (Dalian), VIE, Dalian Fushi Enterprise Group Co., Ltd., Yue Yang, Xishan Yang and Chunyan Xu; and

(vii)       Shares Pledge Agreement among Fushi International (Dalian), Dalian Fushi Enterprise Group Co., Ltd., Yue Yang, Xishan Yang and Chunyan Xu.

Section 9.4           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 9.5           Entire Agreement; Assignment. This Agreement (including the Exhibits hereto), the Company Disclosure Schedule, the Voting Agreement, the Confidentiality Agreements, the Equity Financing Commitments, the Contribution Agreement and the Guarantees constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties.

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Section 9.6           Parties in Interest. Except (i) as provided in Section 6.7, (ii) with respect to the indemnification and reimbursement obligations of Parent pursuant to Section 6.13 and (iii) only with respect to stockholders and only after the Effective Time, for the provisions set forth in ARTICLE II, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The parties hereto further agree that the rights of third-party beneficiaries under Section 6.7 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.8 without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.7           Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada.

Section 9.8           Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.9           Counterparts. This Agreement may be executed and delivered (including by facsimile, “.pdf,” or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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Section 9.10         Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of them hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Notwithstanding anything in this Agreement to the contrary, the parties hereby explicitly acknowledge and agree that the Company’s right, prior to the Closing, to seek an injunction, specific performance or other equitable relief to cause Holdco, Parent and/or Merger Sub to draw down the full proceeds of the Equity Financing and to cause Holdco, Parent or Merger Sub to effect the Closing in accordance with Section 1.2, on the terms and subject to the conditions in this Agreement, shall be subject to the requirements that (A) all conditions in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, (B) Parent and Merger Sub have failed to complete the Closing by the date the Closing is required to have occurred pursuant to Section 1.2, (C) the Debt Financing (or, if alternative financing is being used in accordance with Section 6.13, pursuant to the commitments with respect thereto) has been funded in accordance with the terms of the Debt Financing Agreement or will be funded at the Closing in accordance with the terms of the Debt Financing Agreement if the Equity Financing is funded at the Closing, and (D) the Company has irrevocably confirmed in writing that if specific performance is granted and the Equity Financing and Debt Financing are funded, then it is prepared to close. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (x) either party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity. For the avoidance of doubt, (1) under no circumstances will the Company be entitled to monetary damages in excess of the aggregate amount of (a) the Parent Termination Fee, (b) any reimbursement obligation of Parent pursuant to the first sentence of Section 8.5(d) and (c) the indemnification, reimbursement and expense obligations of Parent contained in Section 6.13(b), and (2) under no circumstances will Holdco, Parent, Merger Sub or any affiliate thereof be entitled to monetary damages in excess of the aggregate amount of (a) the Termination Fee and (b) any reimbursement obligation of the Company pursuant to the first sentence of Section 8.5(d). Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Until such time as Parent pays the Parent Termination Fee pursuant to Section 8.5(c), the remedies available to the Company pursuant to this Section 9.10 shall be in addition to any other remedy to which it is entitled at law or in equity, and the election to pursue an injunction or specific performance shall not restrict, impair or otherwise limit the Company from, in the alternative, seeking to terminate this Agreement and collect the Parent Termination Fee under Section 8.5. Until such time as the Company pays the Termination Fee pursuant to Section 8.5(b), the remedies available to each of Parent and Merger Sub pursuant to this Section 9.10 shall be in addition to any other remedy to which it is entitled at law or in equity, and the election to pursue an injunction or specific performance shall not restrict, impair or otherwise limit Parent or Merger Sub from, in the alternative, seeking to terminate this Agreement and collect the Termination Fee under Section 8.5. This Section 9.10 shall not be deemed to alter, amend, supplement or otherwise modify the terms of any Financing Document (including the expiration or termination provisions thereof).

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Section 9.11         Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its affiliates against any other party or its affiliates shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or the federal courts of the United States of America located in Nevada. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence or maintain any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Nevada as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 9.12         Interpretation. When reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section or Exhibit of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive. All references to “dollars” or “$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement, unless otherwise stated. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 9.13         WAIVER OF JURY TRIAL. EACH OF HOLDCO, PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF HOLDCO, PARENT, MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of Page Left Blank Intentionally]

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IN WITNESS WHEREOF, Parent, Merger Sub, Holdco and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Green Dynasty Limited

By:	/s/ Li Fu
Name: Li Fu
Title: Director

Green Dynasty Acquisition, Inc.

By:	/s/ Li Fu
Name: Li Fu
Title: Director

Green Dynasty Holdings Limited

By:	/s/ Li Fu
Name: Li Fu
Title: Director

Fushi Copperweld, Inc.

By:	/s/ Craig H. Studwell
Name: Craig H. Studwell
Title: Chief Financial Officer

[SIGNATURE PAGE TO MERGER AGREEMENT]

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ANNEX B

EXECUTION VERSION

LIMITED GUARANTEE

LIMITED GUARANTEE, dated as of June 28, 2012 (this “Limited Guarantee”), by Mr. Li Fu (“Mr. Fu”), Abax Lotus Ltd. and AGC Asia 6 Ltd. (together, “Abax” and, collectively with Mr. Fu, the “Guarantors” and each, a “Guarantor”), in favor of Fushi Copperweld, Inc., a Nevada corporation (the “Guaranteed Party”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement (as defined below).

1.          LIMITED GUARANTEE. To induce the Guaranteed Party to enter into an Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) by and among Green Dynasty Limited, a Cayman Islands exempted company (“Parent”), Green Dynasty Acquisition, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”), and the Guaranteed Party, pursuant to which Merger Sub will merge with and into the Guaranteed Party (the “Merger”), each of the Guarantors, intending to be legally bound, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, severally but not jointly nor jointly and severally, as a primary obligor and not merely as a surety, the due and punctual performance and discharge as and when due of its percentage, as set forth opposite its name on Exhibit A hereto (each such Guarantor’s “Guaranteed Percentage”), of (a) the payment obligations of Parent with respect to the Parent Termination Fee payable by Parent pursuant to Section 8.5(c) of the Merger Agreement (subject to the terms and limitations of Section 8.5(d) of the Merger Agreement) (the “Parent Fee Obligations”) and (b) the obligations of Parent, Merger Sub and Holdco pursuant to the first sentence of Section 8.5(d) and Section 6.13(c) of the Merger Agreement (collectively the “Expense Obligations” and, together with the Parent Fee Obligations, the “Guaranteed Obligations”); provided that in no event shall a Guarantor’s aggregate liability under this Limited Guarantee exceed such Guarantor’s Guaranteed Percentage of an amount equal to (a) the Guaranteed Obligations minus (b) any portion of the Guaranteed Obligations actually paid by Parent, Merger Sub or Holdco to the Guaranteed Party (such limitation on the aggregate liability of each Guarantor for its Guaranteed Obligations being herein referred to as such Guarantor’s “Cap”, subject to adjustment under the last sentence of Section 2 of this Limited Guarantee), it being understood that this Limited Guarantee may not be enforced without giving effect to each Guarantor’s Cap (and the provisions of Section 8 and Section 9 of this Limited Guarantee). All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Each of the Guarantors promises and undertakes to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind (other than defenses to the payment of the Guaranteed Obligations that are expressly available to Parent, Merger Sub or Holdco under the Merger Agreement or that are expressly available hereunder).

If Parent, Merger Sub or Holdco fails to discharge their Guaranteed Obligations as and when due, then the Guarantors’ liabilities to the Guaranteed Party hereunder in respect of such Guaranteed Obligations shall, at the Guaranteed Party’s option, become immediately due and payable and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, and so long as Parent, Merger Sub or Holdco remains in breach of its Guaranteed Obligations, take any and all actions available hereunder or under applicable Law to collect the Guaranteed Obligations from the Guarantors subject to each Guarantor’s Cap.

The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guarantee were not performed in accordance with its specific terms or were otherwise breached and further agree that the Guaranteed Party shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Limited Guarantee and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. Each Guarantor further agrees that it will not oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at law or equity (collectively, the “Prohibited Defenses”).

2.          CHANGES IN GUARANTEED OBLIGATION, CERTAIN WAIVERS.  Each Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantors, extend the time of payment discharge of any of the Guaranteed Obligations, and may also make any agreement with Parent, Merger Sub or Holdco, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party, Parent, Merger Sub or Holdco without in any way impairing or affecting each Guarantor’s obligations under this Limited Guarantee. Each Guarantor agrees that the obligation of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub or Holdco, or any other Person now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of any of the Guaranteed Obligations or any rescission, waiver, compromise, consolidation or other amendment to or modification of any of the terms or provisions of the Merger Agreement made in accordance with the terms thereof or any other agreement evidencing, securing or otherwise executed in connection with any of the Guaranteed Obligations; (c) the addition, substitution or release of any Person now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of Parent, Merger Sub, Holdco or any other Person now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub, Holdco or any other Person now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement or the assets of any such Person; (f) the existence of any claim, set-off or other right which such Guarantor may have at any time against Parent, Merger Sub, Holdco or the Guaranteed Party or any of their respective affiliates, whether in connection with the Guaranteed Obligation or otherwise (other than defenses to the payment of the Guaranteed Obligation that are expressly available to Parent, Merger Sub or Holdco under the Merger Agreement or that are expressly available hereunder); or (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment or discharge of any of the Guaranteed Obligations.

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To the fullest extent permitted by applicable law, each Guarantor hereby irrevocably and expressly waives any and all rights or defenses arising by reason of any applicable law which would otherwise require any election of remedies by the Guaranteed Party.

Each Guarantor hereby irrevocably and expressly waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Guaranteed Obligations incurred, notices of the creation, renewal, extension or accrual of any of the Guaranteed Obligations, notice of or proof of reliance by the Guaranteed Party upon this Limited Guaranteed and all other notices of any kind (other than notices expressly required to be provided to Parent, Merger Sub or Holdco pursuant to the Merger Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Parent, Merger Sub or Holdco or any other Person now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of such Guarantor’s obligations hereunder (other than defenses to the payment of the Guaranteed Obligation (x) that are expressly available to Parent, Merger Sub or Holdco under the Merger Agreement or (y) in respect of a breach by the Guaranteed Party of this Limited Guarantee). Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

The Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause its controlled affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby, against (i) the Guarantors, and (ii) any of the former, current and future equity holders, controlling persons, directors, officers, employees, agents, affiliates, members, managers, general or limited partners of the Guarantors, (iii) any former, current or future equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, affiliate, or agent of any of the person listed in clause (ii), or (iv) any former, current or future director, officer, employee or agent of Holdco, Parent or Merger Sub, but, in each of clauses (ii), (iii) and (iv) not including Holdco, Parent or Merger Sub (those persons and entities described in clause (ii), (iii) and (iv) each being referred to as, a “Non-Recourse Party”, provided that, for the avoidance of doubt, the term “Non-Recourse Party” shall not include any of the Guarantors, Holdco, Merger Sub, Parent, and any other subsidiary of Holdco), except for claims (i) against the Guarantors and their respective successors and assigns under this Limited Guarantee pursuant to the terms hereof, (ii) against Guarantors and their respective successors and assigns under the Equity Financing Commitments pursuant to the terms thereof, (iii) for the avoidance of doubt, against Parent, Merger Sub and Holdco and their respective successors and assigns under the Merger Agreement pursuant to the terms thereof, and (iv) under the Confidentiality Agreements against the parties thereto in accordance with and subject to the terms and conditions thereof ((i), (ii), (iii) and (iv) collectively, the “Retained Claims”). Notwithstanding anything in this Limited Guarantee to the contrary, if any Guarantor (i) consolidates with or merges with any other Person and is not the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys all or a substantial portion of its properties and other assets to any Person such that the sum of such Guarantor’s remaining net assets plus uncalled capital is less than an amount equal to such Guarantor’s Cap, the Guaranteed Party may seek recourse, whether by the enforcement of any judgment or assessment or by any legal or equitable proceeding or by virtue of any applicable law, against such continuing or surviving entity or such Person, as the case may be, but only to the extent of the liability of such Guarantor hereunder.

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Each Guarantor hereby covenants and agrees that it will not institute any proceeding asserting or assert as a defense in any proceeding, and will cause its respective affiliates not to institute any proceeding asserting or assert as a defense in any proceeding with respect to the enforcement of this Limited Guarantee, (i) the Prohibited Defenses or (ii) that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms.

Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that to the extent Parent, Merger Sub and Holdco are relieved of any of their payment obligations under the Merger Agreement, each Guarantor shall be similarly relieved of its corresponding obligations under this Limited Guarantee.

3.          NO WAIVER; CUMULATIVE RIGHTS.  No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder.  Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.  The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, Parent, Merger Sub, Holdco or any other Person liable for the Guaranteed Obligations prior to proceeding against the Guarantors hereunder.

Each Guarantor hereby unconditionally and irrevocably waives and agrees not to exercise any rights that it may now have or hereafter acquire against Parent, Merger Sub, Holdco or any affiliates thereof that arise from the existence, payment, performance, or enforcement of such Guarantor’s obligation up to its Cap under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent, Merger Sub, Holdco or any affiliates thereof, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent, Merger Sub, Holdco or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until such Guarantor’s portion of the Guaranteed Obligations up to its Cap shall have been paid in full in cash and performed in full. If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the performance and payment in full in cash by such Guarantor of its portion of the Guaranteed Obligations up to its Cap (including in the event that any payment by a Guarantor to the Guaranteed Party in respect of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason), such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for the Guaranteed Obligations or other amounts payable under this Limited Guarantee thereafter arising.

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The Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Limited Guarantee, and all negotiations between Parent, Merger Sub, Holdco or the Guarantors, on the one hand, and the Guaranteed Party, on the other, of the terms of the Merger Agreement, and the transactions contemplated by the Merger Agreement, shall, in each case, likewise be conclusively presumed to have been had or consummated, as the case may be, in reliance upon this Limited Guarantee.

If any payment to the Guaranteed Party in respect of any Guaranteed Obligations hereunder is rescinded or must otherwise be returned for any reason whatsoever, each Guarantor shall remain liable hereunder with respect to such Guarantor’s portion of the Guaranteed Obligations up to its Cap as if such payment had not been made so long as this Limited Guarantee has not been terminated.

4.          [Reserved].

5.          REPRESENTATIONS AND WARRANTIES. Each Guarantor (other than, in the case of the representations and warranties contained in Section 5(a)(ii)(B)(1), Mr. Fu) hereby represents and warrants that:

(a)     the execution, delivery and performance of this Limited Guarantee (i) have been duly authorized by all necessary action on the part of such Guarantor and (ii) do not (A) other than breaches, violations, defaults, losses, rights or liens that would not prevent or delay the Guarantor’s performance of this Limited Guarantee, result in any breach or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of any Contract to which such Guarantor or any subsidiaries of such Guarantor is a party or result in the creation of any lien upon any of such Guarantor’s properties, assets or rights, or (B) conflict with or result in any violation of or contravene (1) any provision of such Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents or (2) any law, regulation, rule, decree, order, judgment or contractual restriction binding on such Guarantor or any of its property or assets;

(b)     all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity or other Person necessary for the due execution, delivery and performance of this Limited Guarantee by such Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity or other Person is required in connection with the execution, delivery or performance of this Limited Guarantee;

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(c)     this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor and is enforceable against such Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(d) such Guarantor (i) is solvent and shall not be rendered insolvent as a result of its execution and delivery of this Limited Guarantee or the performance of its obligations hereunder; (ii) has the financial capacity to pay and perform its obligations under this Limited Guarantee, and (iii) all funds necessary for such Guarantor to fulfill its obligations (subject to its Cap) under this Limited Guarantee shall be available to such Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof.

6.           NO ASSIGNMENT.  Neither the Guarantors nor the Guaranteed Party may assign or delegate their respective rights, interests or obligations hereunder to any other Person (including, without limitation, by operation of law) without the prior written consent of the Guaranteed Party (in the case of an assignment by the Guarantors) or the Guarantors (in the case of an assignment by the Guaranteed Party); except that if a portion of a Guarantor’s commitment under the Equity Financing Commitments is assigned in accordance with the terms thereof, then a corresponding portion of its obligations hereunder may be assigned to the same assignee without consent of, or notice to, the Guaranteed Party, provided that notwithstanding such assignment, such Guarantor shall not be released from any liability or obligations hereunder.

7.           NOTICES.  All notices, requests, claims, demands, waivers and other communications required or permitted to be given under this Limited Guarantee shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to Mr. Fu, to:

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Facsimile: +86 10 8447 8292

E-mail: cwang@fushicopperweld.com

Attention: Li Fu

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom

30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC

Facsimile: +86 10 6535 5577

E-mail: Michael.Gisser@skadden.com

Peter.Huang@skadden.com

Attention: Michael V. Gisser, Esq.

Peter X. Huang, Esq.

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If to Abax, to:

c/o Abax Global Capital (Hong Kong) Limited

Suite 6708, 67/F, Two International Finance Center

8 Finance Street

Central, Hong Kong

Facsimile: +852 3602 1700

E-mail: donald.yang@abaxcap.com

Attention: Donald Yang

with copies to (which shall not constitute notice):

Weil, Gotshal & Manges
29/F, Alexandra House
18 Chater Road

Central, Hong Kong
Facsimile: +852 3015 9354

E-mail: akiko.mikumo@weil.com
Attention: Akiko Mikumo

If to the Guaranteed Party, as provided in the Merger Agreement.

8.           CONTINUING GUARANTEE.  Unless terminated pursuant to this Section 8, this Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns, and inure to the benefit of the Guaranteed Party and the Non-Recourse Parties, until such Guarantor’s portion of the Guaranteed Obligations up to its Cap (as such Guaranteed Obligations may be modified pursuant to the terms hereof) is satisfied in full. Notwithstanding the foregoing, this Limited Guarantee shall terminate, other than Section 6 through Section 13, all of which shall survive the termination of this Limited Guarantee, and the Guarantors shall have no further obligation under this Limited Guarantee as of the earliest of (a) the Effective Time, (b) the payment in full of the Guaranteed Obligations (subject to each Guarantor’s Cap), and (c) six (6) months after the termination of the Merger Agreement in accordance with its terms if, in the case of clause (c), the Guaranteed Party has not presented a bona fide claim for payment of any Guaranteed Obligation to Parent or Guarantor by such date (it being understood that if the Guaranteed Party has presented such a bona fide claim by such date, this Limited Guarantee shall terminate upon the final resolution of such claim and, if applicable, the payment in full of the Guaranteed Obligations). In the event that the Guaranteed Party or any of its subsidiaries or affiliates institutes any suit, action or proceeding or makes any claim (A) asserting that the provisions of Section 1 of this Limited Guarantee limiting the liability of a Guarantor’s monetary obligation to the Cap are illegal, invalid or unenforceable in whole or in part or that any of the Guarantors is liable in excess of or to a greater extent than its Cap (except for liabilities under the Equity Financing Commitments or the Confidentiality Agreements, in each case in accordance with and subject to the terms and conditions thereof), (B) against any Guarantor or Non-Recourse Party asserting that any of the provisions of this Limited Guarantee are illegal, invalid or unenforceable in whole or in part or that any of the Guarantors is liable in excess of or to a greater extent than its Cap (except for liabilities under the Equity Financing Commitments or the Confidentiality Agreements, in each case in accordance with and subject to the terms and conditions thereof) or (C) against any Non-Recourse Party arising under, or in connection with, the Equity Financing Commitments, the Merger Agreement or any other document or agreement entered into in connection with the Merger Agreement or any transactions contemplated thereby (other than the Retained Claims), then (1) the obligations of all the Guarantors under this Limited Guarantee shall terminate ab initio and be null and void, (2) if any of the Guarantors has previously made any payments under this Limited Guarantee, it shall be entitled to recover such payments from the Guaranteed Party, and (3) neither the Guarantors nor any Non-Recourse Party shall have any liability to the Guaranteed Party or any of its affiliates or any other person in any way with respect to the transactions contemplated by the Merger Agreement, the Equity Financing Commitments or under this Limited Guarantee or any other agreement or instrument delivered in connection with the Merger Agreement, the Equity Financing Commitments or this Limited Guarantee (provided, for the avoidance of doubt, that this paragraph shall not affect the Guaranteed Party’s ability to bring claims as contemplated by clauses (iii) and (iv) of the definition of “Retained Claims”).

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9.          NO RECOURSE.  (a) Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered contemporaneously herewith, and notwithstanding the fact that any of the Guarantors may be a partnership or limited liability company, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that no Person other than the Guarantors (and their respective permitted successors and assigns under this Limited Guarantee pursuant to the terms hereof) has any obligation under this Limited Guarantee and each Guarantor shall have no obligations under or in connection with this Limited Guarantee except as expressly provided by this Limited Guarantee and subject in each case to such Guarantor’s Cap, or for any claim based on, in respect of, or by reason of, such obligation or its creation, against, and no personal liability shall attach to, any Non-Recourse Party, through Parent, Merger Sub, Holdco or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of the Guaranteed Party against any Non-Recourse Party (including any claim to enforce the Equity Financing Commitments), by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for any Retained Claims. The Guaranteed Party acknowledges and agrees that Parent, Merger Sub and Holdco have no assets other than certain contract rights, including the rights of each under the Merger Agreement and the Financing Commitments, and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent, Merger Sub or Holdco unless the Closing occurs. Recourse against the Guarantors pursuant to this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its affiliates against the Guarantors or any Non-Recourse Party in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Equity Financing Commitments or the transactions contemplated thereby, except for any Retained Claims.

(b)          Other than the Non-Recourse Parties who may rely on and enforce the provisions of this Limited Guarantee, nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person, including the Guarantors, except as expressly set forth herein.

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10.         NATURE OF GUARANTEE. The Guaranteed Party shall not be obligated to file any claim relating to the Guaranteed Obligation in the event that Parent, Merger Sub or Holdco becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantors’ obligation hereunder. In the event that any payment to the Guaranteed Party in respect of any Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, each Guarantor shall remain liable hereunder with respect to such Guarantor’s portion of the Guaranteed Obligations up to its Cap as if such payment had not been made. This Limited Guarantee is an unconditional guarantee of payment and not of collection, and the Guaranteed Party shall not be required to initiate any legal proceedings against Parent, Merger Sub or Holdco before proceeding against the Guarantors hereunder.

11.         GOVERNING LAW; JURISDICTION.  This Limited Guarantee and all disputes or controversies arising out of or relating to this Limited Guarantee or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Limited Guarantee brought by any party or its affiliates against any other party or its affiliates shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or the federal courts of the United States of America located in Nevada. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Limited Guarantee and the transactions contemplated hereby. Each of the parties agrees not to commence or maintain any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Limited Guarantee or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Nevada as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Limited Guarantee, or the subject matter hereof, may not be enforced in or by such courts.

12.         WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE OR THE ACTIONS OF EACH OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

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13.       COUNTERPARTS.  This Limited Guarantee may be executed and delivered by facsimile or other electronic transmission and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

14.       MISCELLANEOUS.

(a)     This Limited Guarantee contains the entire agreement between the parties relative to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless agreed to by the Guaranteed Party and the Guarantors in writing.

(b)     Any provision hereof that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that this Limited Guarantee may not be enforced without giving effect to each Guarantor’s Cap and to the provisions of Section 8 and Section 9 hereof.

(c)     The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee.

(d)     All parties acknowledge that each party and its counsel have reviewed this Limited Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guarantee.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the Guarantors have caused this Limited Guarantee to be executed and delivered as of the date first written above by their respective representatives thereunto duly authorized.

MR. LI FU

/s/ Li Fu

ABAX LOTUS LTD.

By:	/s/ Xiang Dong Yang
Name: Xiang Dong Yang
Title: Director

AGC ASIA 6 LTD.

By:	/s/ Xiang Dong Yang
Name: Xiang Dong Yang
Title: Director

[SIGNATURE PAGE TO LIMITED GUARANTEE]

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

FUSHI COPPERWELD, INC.

By:	/s/ Craig H. Studwell
Name: Craig H. Studwell
Title: Chief Financial Officer

[SIGNATURE PAGE TO LIMITED GUARANTEE]

Exhibit A

Each Guarantor’s Cap

Guarantor	Guaranteed Percentage

Mr. Li Fu	82.4%

Abax Lotus Ltd.	1.1%

AGC Asia 6 Ltd.	16.5%

ANNEX C

EXECUTION VERSION

VOTING AGREEMENT

VOTING AGREEMENT, dated as of June 28, 2012 (this “Agreement”), by and between Fushi Copperweld, Inc., a Nevada corporation (the “Company”), Green Dynasty Limited, a Cayman Islands exempted company (“Parent”) and the stockholders of the Company listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used herein but not defined shall have the meanings given to them in the Merger Agreement (as defined below).

WITNESSETH:

WHEREAS, Parent, Green Dynasty Acquisition, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”) and the Company are concurrently herewith entering into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified, the “Merger Agreement”), pursuant to which at the effective time under the Merger Agreement (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Stockholder Beneficially Owns the Stockholder Existing Shares (each such term as hereinafter defined); and

WHEREAS, as a condition to the willingness of and material inducement to Parent, Merger Sub, Holdco and the Company to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, each Stockholder has agreed to enter into this Agreement, pursuant to which such Stockholder is agreeing, among other things, to vote all of the Securities (as hereinafter defined) it Beneficially Owns in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.             Certain Definitions. For purposes of this Agreement:

(a)          “Beneficially Own” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)          “Company Shares” means the shares of common stock, par value $0.006 per share, of the Company.

(c)          “Securities” means the Stockholder Existing Shares together with any Company Shares and other securities of the Company which the Stockholder and/or any of its “affiliates” (as defined in the Merger Agreement as of the date hereof) acquires Beneficial Ownership of after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise.

(d)          “Stockholder Existing Shares” means the Company Shares as set forth on Schedule A hereto. In the event of a stock dividend or distribution, or any change in the Company Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like other than pursuant to the Merger, the term “Stockholder Existing Shares” will be deemed to refer to and include all such stock dividends and distributions and any shares into which or for which any or all of the Stockholder Existing Shares may be changed or exchanged as well as the Stockholder Existing Shares that remain.

Section 2.             Representations and Warranties of Stockholder. Each Stockholder, severally and not jointly, hereby represents and warrants to the Company and Parent as follows:

(a)          Ownership of Company Shares. As of the date hereof and at all times prior to the termination of this Agreement, such Stockholder Beneficially Owns (and will Beneficially Own, unless any Stockholder Existing Shares are transferred pursuant to Section 6(a) hereof) the Stockholder Existing Shares set forth opposite such Stockholder’s name on Schedule A. Such Stockholder has and will have at all times through the termination of this Agreement sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 7 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to the Stockholder Existing Shares set forth opposite such Stockholder’s name on Schedule A, with no limitations, qualifications or restrictions on such power, subject to applicable securities laws and the terms of this Agreement. As of the date hereof, neither such Stockholder nor any of its affiliates Beneficially Owns any Securities other than the Company Shares set forth opposite such Stockholder’s name on Schedule A. None of the Stockholder Existing Shares of such Stockholder is the subject of any commitment, undertaking or agreement, contingent or otherwise, the terms of which relate to or could give rise to the transfer of any Stockholder Existing Shares or would affect in any way the ability of such Stockholder to perform its, his or her obligations as set out in this Agreement. Such Stockholder has not appointed or granted any proxy inconsistent with this Agreement with respect to the Securities.

(b)          Authority. Such Stockholder has the requisite power to agree to all of the matters set forth in this Agreement with respect to the Securities it Beneficially Owns and the full authority to vote, transfer and hold all the Securities it Beneficially Owns, with no limitations, qualifications or restrictions on such power, subject to applicable securities laws and the terms of this Agreement.

(c)          Power; Binding Agreement. Such Stockholder has the legal capacity and authority to enter into this Agreement and to perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

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(d)          No Conflicts. None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of any of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof (i) if such Stockholder is not a natural person, conflicts with or results in any breach of any organizational documents applicable to such Stockholder, (ii) violates any order, writ, injunction, decree, judgment, law, statute, rule or regulation applicable to such Stockholder or any of such Stockholder’s properties or assets, (iii) results in or constitutes (with or without notice or lapse of time or both) any breach of or default under, or result in the creation of any lien or encumbrance or restriction on, such Stockholder or any of the Securities of such Stockholder, including pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which the Securities of such Stockholder is bound or (iv) except for the requirements of the Exchange Act, requires any filing with, or permit, authorization, consent or approval of, any Governmental Entity. There is no beneficiary, trustee or holder of a voting trust certificate or other interest in such Stockholder whose consent is required for the execution and delivery of this Agreement of the performance by such Stockholder of the obligations hereunder.

(e)          No Encumbrance. Except as permitted by this Agreement, such Stockholder Existing Shares are now and at all times during the term hereof will be, and the Securities will be, held by such Stockholder, free and clear of all liens, proxies, powers of attorney, voting trusts and voting agreements and arrangements (collectively, “liens”), except for any such liens arising hereunder or under applicable federal and state securities laws and/or liens that are not material to the performance of any of its obligations under this Agreement by such Stockholder.

(f)          No Litigation. There is no Legal Proceeding outstanding, pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or the Securities of such Stockholder at law or in equity before or by any Governmental Entity or any other person that could reasonably be expected to impair the ability of such Stockholder to perform his or its obligations hereunder on a timely basis.

(g)          Opportunity to Review; Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of its own choosing. Such Stockholder understands and acknowledges that Parent, Merger Sub and the Company are entering into the Merger Agreement in reliance upon the execution, delivery and performance of this Agreement and such Stockholder’s representations, warranties and covenants hereunder.

Section 3.             Representations and Warranties of the Company and Parent.

(a)          The Company hereby represents and warrants to Parent and each Stockholder that:

(i)          Power; Binding Agreement. The Company has the corporate power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

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(ii)         No Conflicts. None of the execution and delivery of this Agreement by the Company, the consummation by the Company of any of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof (i) conflicts with, or results in any breach of, any provision of the certificate of incorporation or by-laws of the Company, (ii) violates any order, writ, injunction, decree, judgment, law, statute, rule or regulation applicable to the Company, any of its subsidiaries or any of their respective properties or assets or (iii) except for the requirements of the Exchange Act, requires any filing with, or permit, authorization, consent or approval of, any Governmental Entity, except in the case of clauses (ii) and (iii) where such violations or failures to make or obtain any filing with, or permit, authorization, consent or approval of, any Governmental Entity would not, individually or in the aggregate, materially impair the ability of the Company to perform this Agreement.

(b)          Parent hereby represents and warrants to the Company and each Stockholder that:

(i)          Power; Binding Agreement. Parent has the corporate power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(ii)         No Conflicts. None of the execution and delivery of this Agreement by Parent, the consummation by Parent of any of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof (i) conflicts with, or results in any breach of, any provision of the certificate of incorporation or by-laws of Parent, (ii) violates any order, writ, injunction, decree, judgment, law, statute, rule or regulation applicable to Parent, any of its subsidiaries or any of their respective properties or assets or (iii) except for the requirements of the Exchange Act, requires any filing with, or permit, authorization, consent or approval of, any Governmental Entity, except in the case of clauses (ii) and (iii) where such violations or failures to make or obtain any filing with, or permit, authorization, consent or approval of, any Governmental Entity would not, individually or in the aggregate, materially impair the ability of Parent to perform this Agreement.

Section 4.          Disclosure. Unless required by law or legal process, each Stockholder shall not, and shall cause its affiliates and representatives not to, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby, without the prior written consent of Parent and the Company. Each Stockholder (a) consents to and authorizes the publication and disclosure by Parent or the Company of such Stockholder’s identity and ownership of the Securities and the existence and terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company (including the Special Committee) reasonably determines in its good faith judgment is required to be disclosed by law (including the rules and regulations of the Securities and Exchange Commission) in any press release, any Current Report on Form 8-K, the Proxy Statement, the Schedule 13E-3 and any other disclosure document in connection with the Merger Agreement and any filings with or notices to any Governmental Entity in connection with the Merger Agreement (or the transactions contemplated thereby) and (b) agrees promptly to give to Parent and the Company any information it may reasonable request for the preparation of any such documents.

Section 5.          Additional Securities. Each Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until this Agreement is terminated in accordance with its terms, such Stockholder shall promptly (and in any event within twenty-four (24) hours) notify Parent and the Company of the number of any additional Securities acquired by such Stockholder after the date hereof.

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Section 6.          Transfer and Other Restrictions. Prior to the termination of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees not to, and to cause each of its affiliates not to, directly or indirectly:

(a)          except pursuant to the terms of the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, or enter into a loan of (collectively, “transfer”), any or all of the Securities it Beneficially Owns or any interest therein, (i) except as provided in Section 7 hereof or (ii) unless each “person” (as defined in the Merger Agreement as of the date hereof) to which any of such Securities it Beneficially Owns (or any interest in any of such Securities) is or may be transferred shall have: (A) executed a counterpart of this Agreement and (B) agreed in writing to hold such Securities (or interest in such Securities) subject to all of the terms and provisions of this Agreement;

(b)          grant any proxy or power of attorney with respect to any of the Securities it Beneficially Owns, or deposit any of the Securities it Beneficially Owns into a voting trust or enter into a voting agreement or arrangement with respect to any such Securities except as provided in this Agreement; or

(c)          take any other action that would prevent or materially impair the Stockholder from performing any of its obligations under this Agreement or that would make any representation or warranty of such Stockholder hereunder untrue or incorrect or have the effect of preventing or materially impairing the performance by the Stockholder of any of its obligations under this Agreement or that is intended, or would reasonably be expected, to impede, frustrate, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by any Stockholder of its obligations under this Agreement.

Any purported transfer in violation of this Section 6 shall be null and void.

Section 7.          Voting of the Company Shares. Each Stockholder hereby irrevocably and unconditionally agrees that, during the period commencing on the date hereof and continuing until termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of the Company Shares, however called, each Stockholder and each of its affiliates that acquires Beneficial Ownership of any Securities will appear at such meeting or otherwise cause the Securities to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) the Securities in favor of the approval of the Merger Agreement and the approval of other actions contemplated by the Merger Agreement and any actions required in furtherance thereof.

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Section 8.          Proxy Card. Each Stockholder hereby irrevocably appoints Parent and any designee thereof as its proxy and attorney-in-fact (with full power of substitution), to vote or cause to be voted (including by proxy or written consent, if applicable) the Securities in accordance with Section 7 at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, at which any of the matters described in Section 7 is to be considered. Each Stockholder hereby represents that all proxies, powers of attorney, instructions or other requests given by such Stockholder prior to the execution of this Agreement in respect of the voting of such Stockholder’s Securities, if any, are not irrevocable and such Stockholder hereby revokes (or causes to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to such Stockholder’s Securities. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

Section 9.          Termination. This Agreement shall terminate on the earliest to occur of: (a) termination of the Merger Agreement in accordance with its terms, (b) delivery of a written agreement of Parent and, at the direction of the Special Committee, the Company to terminate this Agreement and (c) the Effective Time; provided, that the provisions set forth in Section 4 and Section 10 shall survive the termination of this Agreement; provided, further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

Section 10.         Miscellaneous.

(a)        Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

(b)        Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each party, and each party’s respective heirs, beneficiaries, executors, representatives, successors and assigns.

(c)        Amendment; Modification and Waiver. This Agreement may not be amended, altered, supplemented or otherwise modified or terminated except upon the execution and delivery of a written agreement executed by (i) each Stockholder, (ii) the Company, but only upon the approval of the Special Committee and (iii) Parent.

(d)        No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incident of ownership of or with respect to any Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Stockholder and its respective affiliates, if any.

(e)        Interpretation. When a reference is made in this Agreement to sections or subsections, such reference shall be to a section or subsection of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “herein,” “hereof,” “hereunder” and words of similar import shall be deemed to refer to this Agreement as a whole, including any schedules and exhibits hereto, and not to any particular provision of this Agreement. Any pronoun shall include the corresponding masculine, feminine and neuter forms. References to “party” or “parties” in this Agreement means each Stockholder, the Company and Parent. References to “US dollar,” “dollars,” “US$ “ or “$ “ in this Agreement are to the lawful currency of the United States of America.

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(f)          Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing (in the English language) and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail (postage prepaid, return receipt requested) or by electronic email transmission (so long as a receipt of such e-mail is requested and received) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	if to a Stockholder to such Stockholder in accordance with the contact information set forth next to such Stockholder’s name on Schedule A, with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom

30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC

Attention: Michael V. Gisser, Esq.

Peter X. Huang, Esq.

E-mail:  Michael.Gisser@skadden.com

Peter.Huang@skadden.com

Facsimile: +86 10 6535 5577

(ii)	if to the Company, to:

Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, PRC 100027

Attention: Joseph J. Longever

E-mail: jlongever@fushicopperweld.com

Facsimile: +86 10 8447 8292

with a copy (which shall not constitute notice) to each of:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Dennis J. Friedman, Esq.

Eduardo Gallardo, Esq.

E-mail: DFriedman@gibsondunn.com

EGallardo@gibsondunn.com

Facsimile: +1 212-351-5245

and

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Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attention:	Mitchell S. Nussbaum
E-mail:	mnussbaum@loeb.com
Facsimile:	+1 212-504-3013

(iii)        if to Parent, to:

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Attention: Li Fu

E-mail: cwang@fushicopperweld.com

Facsimile: +86 10 8447 8292

with a copy to (which shall not constitute notice):

Weil, Gotshal & Manges

29/F, Alexandra House

18 Chater Road

Central, Hong Kong

Attention: Akiko Mikumo, Esq.

E-mail: akiko.mikumo@weil.com

Facsimile: +852 3015-9354

and

Skadden, Arps, Slate, Meagher & Flom

30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC

Attention: Michael V. Gisser, Esq.

Peter X. Huang, Esq.

E-mail:   Michael.Gisser@skadden.com

Peter.Huang@skadden.com

Facsimile: +86 10 6535 5577

(g)          Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

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(h)          Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached or threatened to be breached. It is accordingly agreed that each party shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof in the federal courts of the United States of America located in Nevada, this being in addition to any other remedy to which they are entitled at law or in equity, without the requirement to post bond or other security.

(i)          No Survival. None of the representations, warranties, covenants and agreements made in this Agreement shall survive the termination of the Agreement in accordance with its terms, except for the agreements in Section 4 and this Section 10.

(j)          No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(k)          Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada.

(l)          Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any such party or its affiliates against any other such party or its affiliates shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or the federal courts of the United States of America located in Nevada. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence or maintain any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Nevada as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper, or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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(m)          Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n)          Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

(o)          Counterparts. This Agreement may be executed in one or more counterparts, and by facsimile or .pdf format, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart; provided, however, that if any Stockholder fails for any reason to execute, or perform its obligations under, this Agreement, this Agreement shall remain effective as to all parties executing this Agreement.

[Signatures appear on following page.]

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IN WITNESS WHEREOF, the parties hereto have signed or have caused this Agreement to be signed by their respective officers or other authorized persons thereunto duly authorized as of the date first written above.

GREEN DYNASTY LIMITED

By:	/s/ Li Fu
Name:	Li Fu
Title:	Director

FUSHI COPPERWELD, INC.

By:	/s/ Craig H. Studwell
Name:	Craig H. Studwell
Title:	Chief Financial Officer

[SIGNATURE PAGE TO VOTING AGREEMENT]

STOCKHOLDERS:

By:	/s/ Li Fu
Li Fu

By:	/s/ Yuyan Zhang
Yuyan Zhang

By:	/s/ Xin Liu
Xin Liu

Wise Sun Investments Limited

By:	/s/ Li Fu
Name:	Li Fu
Title:	Director

ABAX LOTUS LTD.

By:	/s/ Xiang Dong Yang
Name:	Xiang Dong Yang
Title:	Director

[SIGNATURE PAGE TO VOTING AGREEMENT]

Schedule A

Stockholder	Company Shares
Li Fu	1,806,723

Yuyan Zhang	179,925

Xin Liu	1,118,418

Wise Sun Investments Limited	7,930,090

Abax Lotus Ltd.	205,050

ANNEX D

EXECUTION VERSION

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of June 27, 2012 by and among Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”), Green Dynasty Limited, a Cayman Islands exempted company (“Parent”), and the stockholders of Fushi Copperweld, Inc., a Nevada corporation (the “Company”), listed on Schedule A (each, a “Rollover Stockholder” and collectively, the “Rollover Stockholders”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (defined below).

RECITALS

WHEREAS, concurrently herewith, Holdco, Parent, Green Dynasty Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”);

WHEREAS, each Rollover Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such shares of common stock, par value $0.006 per share, of the Company (the “Shares”) as set forth opposite such Rollover Stockholder’s name on Schedule A (with respect to each Rollover Stockholder, the “Rollover Shares”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Rollover Stockholders each desire to contribute their respective Rollover Shares to Parent in exchange for newly issued ordinary shares of Holdco (the “Holdco Shares”);

WHEREAS, in order to induce Holdco, Parent, the Company and Merger Sub to enter into the Merger Agreement and consummate the transactions contemplated thereby, including the Merger, the Rollover Stockholders are entering into this Agreement; and

WHEREAS, the Rollover Stockholders acknowledge that Holdco, Parent, the Company and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Rollover Stockholders set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Holdco, Parent and the Rollover Stockholders hereby agree as follows:

1.          Contribution of Rollover Shares. Subject to the conditions set forth herein, immediately prior to the Closing and without further action by the Rollover Stockholders, all of each Rollover Stockholder’s right, title and interest in and to the Rollover Shares shall be contributed, assigned, transferred and delivered to Parent.

2.          Issuance of Holdco Shares. As consideration for the indirect benefit received by Holdco as a result of the contribution, assignment, transfer and delivery of the Rollover Shares to Parent, a wholly owned Subsidiary of Holdco, pursuant to Section 1, Holdco shall issue Holdco Shares in the name of each Rollover Stockholder (or, if designated by such Rollover Stockholder in writing, in the name of an affiliate of such Rollover Stockholder) in the amount set forth opposite such Rollover Stockholder’s name on Schedule A. Each Rollover Stockholder hereby acknowledges and agrees that (a) delivery of such Holdco Shares shall constitute complete satisfaction of all obligations towards or sums due such Rollover Stockholder by Parent and Holdco with respect to the applicable Rollover Shares, and (b) on receipt of such Holdco Shares, such Rollover Stockholder shall have no right to any Merger Consideration with respect to the Rollover Shares contributed to Parent by such Rollover Stockholder.

3.          Closing. Subject to the satisfaction in full (or waiver) of all of the conditions set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than conditions that by their nature are to be satisfied at the Closing), the closing of the contribution and exchange contemplated hereby (the “Contribution Closing”) shall take place within 48 hours prior to the Closing.

4.          Deposit of Rollover Shares. No later than three (3) Business Days prior to the Closing, the Rollover Stockholders and any agent of the Rollover Stockholders holding certificates evidencing any Rollover Shares shall deliver or cause to be delivered to Parent all certificates representing Rollover Shares in such Persons’ possession, (a) duly endorsed for transfer or (b) with executed stock powers, both reasonably acceptable in form to Parent and sufficient to transfer such shares to Parent, for disposition in accordance with the terms of this Agreement (the “Share Documents”). The Share Documents shall be held by Parent or any agent authorized by Parent until the Contribution Closing.

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5.            Irrevocable Election.

(a)          The execution of this Agreement by the Rollover Stockholders evidences, subject to Section 9 and the proviso in Section 23, the irrevocable election and agreement by the Rollover Stockholders to contribute their respective Rollover Shares in exchange for Holdco Shares at the Contribution Closing on the terms and conditions set forth herein. In furtherance of the foregoing, each Rollover Stockholder covenants and agrees, severally and not jointly, that from the date hereof until any termination of this Agreement pursuant to Section 9, such Rollover Stockholder shall not, directly or indirectly, (i) tender any Rollover Shares into any tender or exchange offer, (ii) sell (constructively or otherwise), transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer of any Rollover Shares or any right, title or interest thereto or therein (including by operation of law), (iii) deposit any Rollover Shares into a voting trust or grant any proxy or power of attorney or enter into a voting agreement (other than that certain Voting Agreement of even date herewith by and among Parent, the Company, and certain of the Rollover Stockholders (the “Voting Agreement”)) with respect to any Rollover Shares, (iv) knowingly take any action that would make any representation or warranty of such Rollover Stockholder set forth in this Agreement untrue or incorrect or have the effect of preventing, disabling, or delaying such Rollover Stockholder from performing any of his, her, or its obligations under this Agreement, or (v) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iv). Any purported Transfer in violation of this paragraph shall be void.

(b)          Each Rollover Stockholder covenants and agrees, severally and not jointly, that such Rollover Stockholder shall promptly (and in any event within 24 hours) notify Parent of any new Shares with respect to which beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) is acquired by such Rollover Stockholder, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities of the Company, if any, after the date hereof. Any such Shares shall automatically become subject to the terms of this Agreement, and Schedule A shall be deemed amended accordingly.

6.            Representations and Warranties of the Rollover Stockholders. To induce Parent to accept the Rollover Shares, and Holdco to issue the Holdco Shares, each Rollover Stockholder makes the following representations and warranties, severally and not jointly, to Parent and Holdco, each and all of which shall be true and correct as of the date of this Agreement and as of the Contribution Closing, and shall survive the execution and delivery of this Agreement:

(a)          Ownership of Shares. As of the Contribution Closing, such Rollover Stockholder (i) will be the beneficial owner of, and have good and valid title to, the Rollover Shares, free and clear of Liens other than as created by this Agreement and the Voting Agreement; (ii) will have sole voting power, sole power of disposition, and sole power to demand dissenter’s rights (if applicable), in each case with respect to all of the Rollover Shares, with no limitations, qualifications, or restrictions on such rights, subject to applicable United States federal securities laws, laws of the State of Nevada, laws of the People’s Republic of China and the terms of this Agreement and the Voting Agreement; and (iii) will not be subject to any voting trust agreement or other Contract to which such Rollover Stockholder is a party restricting or otherwise relating to the voting or Transfer of the Rollover Shares other than this Agreement and the Voting Agreement. As of the date hereof, other than the Rollover Shares, such Rollover Stockholder does not own, beneficially or of record, any Shares, securities of the Company, or any direct or indirect interest in any such securities (including by way of derivative securities). Such Rollover Stockholder has not appointed or granted any proxy or power of attorney that will be in effect as of the Contribution Closing with respect to any Rollover Shares, except as contemplated by this Agreement or the Voting Agreement.

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(b)          Organization, Standing and Authority. Each such Rollover Stockholder which is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each such Rollover Stockholder who is a natural Person has full legal power and capacity to execute and deliver this Agreement and to perform such Rollover Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Rollover Stockholder and, assuming due authorization, execution and delivery by Parent and Holdco, constitutes a legal, valid and binding obligation of such Rollover Stockholder, enforceable against such Rollover Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law). If such Rollover Stockholder is married, and any of the Rollover Shares of such Rollover Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Rollover Stockholder’s spouse and, assuming due authorization, execution and delivery by Parent and Holdco, constitutes a legal, valid and binding obligation of such Rollover Stockholder’s spouse, enforceable against such Rollover Stockholder’s spouse in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c)          Consents and Approvals; No Violations. Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of such Rollover Stockholder for the execution, delivery and performance of this Agreement by such Rollover Stockholder or the consummation by such Rollover Stockholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by such Rollover Stockholder nor the consummation by such Rollover Stockholder of the transactions contemplated hereby, nor compliance by such Rollover Stockholder with any of the provisions hereof shall (A) conflict with or violate any provision of the organizational documents of any such Rollover Stockholder which is an entity, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on property or assets of such Rollover Stockholder pursuant to any Contract to which such Rollover Stockholder is a party or by which such Rollover Stockholder or any property or asset of such Rollover Stockholder is bound or affected, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Rollover Stockholder or any of such Rollover Stockholder’s properties or assets.

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(d)          Litigation. There is no action, suit, investigation, complaint or other proceeding pending against any such Rollover Stockholder or, to the knowledge of such Rollover Stockholder, any other Person or, to the knowledge of such Rollover Stockholder, threatened against any Rollover Stockholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the performance by such Rollover Stockholder of its obligations under this Agreement.

(e)          Reliance. Such Rollover Stockholder understands and acknowledges that Parent, Holdco and the Company are entering into the Merger Agreement in reliance upon such Rollover Stockholder’s execution and delivery of this Agreement and the representations and warranties of such Rollover Stockholder contained herein.

(f)          Receipt of Information. Such Rollover Stockholder has been afforded the opportunity to ask such questions as he, she, or it has deemed necessary of, and to receive answers from, representatives of Parent and Holdco concerning the terms and conditions of the transactions contemplated hereby and the merits and risks of owning the Holdco Shares. Such Rollover Stockholder acknowledges that it has been advised to discuss with its own counsel the meaning and legal consequences of such Rollover Stockholder’s representations and warranties in this Agreement and the transactions contemplated hereby.

7.            Representations and Warranties of Parent. Parent represents and warrants to each Rollover Stockholder that:

(a)          Organization, Standing and Authority. Parent is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Parent and, assuming due authorization, execution and delivery by Holdco and the Rollover Stockholders (subject to the proviso in Section 23), constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b)          Consents and Approvals; No Violations. Except for the applicable requirements of the Exchange Act and laws of the Cayman Islands, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of Parent for the execution, delivery and performance of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby nor compliance by Parent with any of the provisions hereof shall (A) conflict with or violate any provision of the organizational documents of Parent, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of Parent pursuant to, any Contract to which Parent is a party or by which such Parent or any property or asset of Parent is bound or affected, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or any of Parent’s properties or assets.

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8.            Representations and Warranties of Holdco. Holdco represents and warrants to each Rollover Stockholder that:

(a)          Organization, Standing and Authority. Holdco is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Holdco and, assuming due authorization, execution and delivery by Parent and the Rollover Stockholders (subject to the proviso in Section 23), constitutes a legal, valid and binding obligation of Holdco, enforceable against Holdco in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b)          Consents and Approvals; No Violations. Except for the applicable requirements of the Exchange Act and laws of the Cayman Islands, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of Holdco for the execution, delivery and performance of this Agreement by Holdco or the consummation by Holdco of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by Holdco nor the consummation by Holdco of the transactions contemplated hereby nor compliance by Holdco with any of the provisions hereof shall (A) conflict with or violate any provision of the organizational documents of Holdco, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of Holdco pursuant to, any Contract to which Holdco is a party or by which such Holdco or any property or asset of Holdco is bound or affected, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Holdco or any of Holdco’s properties or assets.

(c)          Issuance of Holdco Shares. The Holdco Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens, preemptive rights, rights of first refusal, subscription and similar rights (other than those arising under any agreements entered into at the Contribution Closing by all of the Rollover Stockholders) when issued.

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9.          Termination. This Agreement, and the obligation of the Rollover Stockholders to contribute, transfer, assign and deliver the Rollover Shares, will terminate immediately upon the valid termination of the Merger Agreement in accordance with Article VIII thereof; provided, however, that the Rollover Stockholders shall continue to have liability for breaches of this Agreement occurring prior to the termination of this Agreement. If for any reason the Merger contemplated by the Merger Agreement fails to occur but the Contribution Closing has already taken place, then Parent shall promptly return the Share Documents to the Rollover Stockholders at their respective addresses set forth on Schedule A and take all such actions as are necessary to restore each such Rollover Stockholder to the position he, she, or it was in with respect to ownership of the Shares prior to the Contribution Closing.

10.         Further Assurances. Each Rollover Stockholder hereby covenants that, from time to time, such Rollover Stockholder will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, such further acts, conveyances, transfers, assignments, powers of attorney and assurances necessary to convey, transfer to and vest in Parent, and to put Parent in possession of, all of the applicable Rollover Shares in accordance with the terms of this Agreement.

11.         Amendments and Modification. This Agreement may not be amended, altered, supplemented or otherwise modified except upon the execution and delivery of a written agreement executed by each party hereto and the written consent of the Company.

12.         Waiver. No failure or delay of any party or of the Company in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and of the Company hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party or the Company to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party or the Company.

13.         Survival of Representations and Warranties. All representations and warranties of the Rollover Stockholders or by or on behalf of Parent or Holdco in connection with the transactions contemplated by this Agreement contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of Parent, Holdco or the Rollover Stockholders, and the issuance of the Holdco Shares.

14.         Notices. All notices and other communications hereunder shall be in writing (in the English language) and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

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(i)          If to a Rollover Stockholder, in accordance with the contact information set forth next to such Rollover Stockholder’s name on Schedule A.

(ii)         If to Parent or Holdco:

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, China
Attention:          Mr. Li Fu
Facsimile:          +86 411 877 03333

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC
Attention:          Michael V. Gisser

                          Peter X. Huang
Facsimile:         +86 10 6535 5577
E-mail:              Michael.Gisser@skadden.com

                          Peter.Huang@skadden.com

and

Weil, Gotshal & Manges LLP

29/F, Alexandra House

18 Chater Road

Central, Hong Kong

Attention:          Akiko Mikumo, Esq.

Facsimile:          +852 3015 9354

E-mail:               akiko.mikumo@weil.com

15.         Entire Agreement. This Agreement (together with the Merger Agreement and the Voting Agreement to the extent referred to in this Agreement) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

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16.         Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except as specifically set forth in this Agreement. The parties hereby agree that the Company is an express third party beneficiary hereof and shall, and the Special Committee acting on the Company’s behalf shall, have the right directly to enforce specifically the term and provisions on this Agreement against Parent, Holdco and the Rollover Stockholders.

17.         Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada.

18.         Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates, or by the Company against any party or its Affiliates, shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or the federal courts of the United States of America located in Nevada. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence or maintain any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Nevada as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

19.         Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

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20.         Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties and the Company shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the State of Nevada located in Clark County, Nevada or any federal court of the United State of America located in Nevada, this being in addition to any other remedy to which such party or the Company is entitled at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate, and (ii) any requirement under any law that a party seeking equitable relief hereunder post security as a prerequisite to obtaining such equitable relief. The rights of the Company hereunder may be enforced by the Special Committee of the Company.

21.         Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

22.         Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23.         Counterpart. This Agreement may be executed in two or more counterparts, and by facsimile or, pdf format, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party; provided, however, that if any of the Rollover Stockholders fails for any reason to execute, or perform their obligations under, this Agreement, this Agreement shall remain effective as to all parties executing this Agreement.

24.         Headings. The section headings in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

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25.         No Presumption Against Drafting Party. Each of the parties to this Agreement acknowledges that it has been represented by independent counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, Parent, Holdco and the Rollover Stockholders have caused to be executed or executed this Agreement as of the date first written above.

Green Dynasty Holdings Limited

By:	/s/ Li Fu
Name: Li Fu
Title: Director

Green Dynasty Limited

By:	/s/ Li Fu
Name: Li Fu
Title: Director

[SIGNATURE PAGE TO CONTRIBUTION AGREEMENT]

ROLLOVER STOCKHOLDERS:

/s/ Li Fu
Li Fu

/s/ Yuyan Zhang
Yuyan Zhang

/s/ Xing Liu
Xin Liu

Wise Sun Investments Limited

By:	/s/ Li Fu
Name: Li Fu
Title: Director

ABAX LOTUS LTD.

By:	/s/ Xiang Dong Yang
Name: Xiang Dong Yang
Title: Director

[SIGNATURE PAGE TO CONTRIBUTION AGREEMENT]

Schedule A

Rollover Stockholder Name	Address Facsimile	Rollover Shares	Holdco Shares
Li Fu	c/o Fushi Copperweld, Inc. TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, 100027, China +86 411 877 03333	1,806,723	1,806,723
Yuyan Zhang	c/o Fushi Copperweld, Inc. TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, 100027, China +86 411 877 03333	179,925	179,925
Xin Liu	c/o Fushi Copperweld, Inc. TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, 100027, China +86 411 877 03333	1,118,418	1,118,418
Wise Sun Investments Limited	c/o Fushi Copperweld, Inc. TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, 100027, China +86 411 877 03333	7,930,090	7,930,090
Abax Lotus Ltd.	c/o Abax Global Capital (Hong Kong) Limited Attention: Donald Xiang Dong Yang Two International Finance Centre Suite 6708, 8 Finance St., Central, Hong Kong +(852) 3602 1700	205,050	205,050

[SCHEDULE A TO CONTRIBUTION AGREEMENT]

ANNEX E

EXECUTION VERSION

COMMITMENT LETTER

June 28, 2012

Green Dynasty Holdings Limited

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Attention: Li Fu

Re:	Abax Equity Commitment

Ladies and Gentlemen:

This letter agreement sets forth the commitments of Abax Lotus Ltd. and AGC Asia 6 Ltd. (collectively, the “Sponsor” or “Abax”), subject to the terms and conditions contained herein, to purchase equity interests of Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”). It is contemplated that, pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Fushi Copperweld, Inc., a Nevada corporation (the “Company”), Green Dynasty Limited, a Cayman Islands exempted company and a direct wholly-owned subsidiary of Holdco (“Parent”), Green Dynasty Acquisition, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and Holdco, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly-owned subsidiary of Parent. Capitalized terms used in this letter and not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. This letter agreement is being delivered together with the equity commitment letter, dated as of the date hereof, from Mr. Li Fu to Holdco setting forth Mr. Li Fu’s commitment to purchase, on the terms and subject to the conditions set forth therein, equity interests of Holdco (the “CEO Commitment Letter”).

1.          Equity Commitment.

(a)          The Sponsor hereby commits, subject to the terms and conditions set forth herein, that, simultaneous with the closing of the Merger (the “Closing”), it shall purchase, or shall cause the purchase of, at or immediately prior to the Effective Time, equity interests of Holdco (or one or more affiliates of Holdco organized to consummate the Merger) for an aggregate cash purchase price in immediately available funds equal to $30,000,000 subject to adjustment pursuant to Section 1(b) below (the “Equity Commitment”), which will be (i) contributed by Holdco to Parent in exchange for equity interests of Parent, and (ii) used by Parent solely for the purpose of funding, to the extent necessary to fund, a portion of the aggregate Merger consideration required to be paid by Parent to consummate the Merger pursuant to and in accordance with the Merger Agreement, together with related fees and expenses.

(b)          The Sponsor may effect the funding of the Equity Commitment directly or indirectly through one or more affiliates of the Sponsor or any other investment fund advised, managed and/or appointed by Abax Global Capital. The Sponsor will not be under any obligation under any circumstances to contribute more than the amount of the Equity Commitment to Holdco, Parent and/or Merger Sub. In the event Holdco and/or Parent does not require an amount equal to the sum of the Equity Commitment plus the amount of the equity commitment under the CEO Commitment Letter in order to consummate the Merger, the amount of the Equity Commitment to be funded under this letter agreement and the amount of the equity commitment to be funded under the CEO Commitment Letter shall be reduced by Holdco on a pro rata basis, to the level sufficient to, in combination with the other financing arrangements contemplated by the Merger Agreement, for Holdco, Parent and Merger Sub to consummate the transactions contemplated by the Merger Agreement.

2.          Conditions. The Equity Commitment shall be subject only to (a) the satisfaction or waiver at or prior to the Closing of each of the conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than any conditions that by their nature are to be satisfied at the Closing but subject to the prior or substantially concurrent satisfaction of such conditions), and (b) the Debt Financing (or, if alternative financing is being used in accordance with Section 6.13 of the Merger Agreement, pursuant to the commitments with respect thereto) having been funded in accordance with the terms of the Debt Financing Agreement or will be funded at the Closing in accordance with the terms of the Debt Financing Agreement if the Equity Financing is funded at the Closing.

3.          Limited Guarantee. The Sponsor is executing and delivering to the Company a limited guarantee related to Parent’s and Merger Sub’s payment obligations with respect to the Parent Termination Fee under the Merger Agreement (the “Limited Guarantee”). Other than with respect to Retained Claims (as such term is defined under the Limited Guarantee), the Company’s remedies against the Sponsor under the Limited Guarantee (as set forth in and in accordance with the terms of the Limited Guarantee) shall be, and are intended to be, the sole and exclusive direct or indirect remedies (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) available to the Company and its affiliates (or to any Person purporting to claim by or through the Company or any of its affiliates or for the benefit of any of them) against the Sponsor and the Non-Recourse Parties (as defined in the Limited Guarantee) in respect of any claims, liabilities or obligations arising with respect to this letter agreement, the Merger Agreement or the Limited Guarantee and the transactions contemplated hereby and thereby, including without limitation in the event Parent or Merger Sub breaches its obligations under the Merger Agreement, whether or not Parent’s or Merger Sub’s breach is caused by the Sponsor’s breach of its obligations under this letter agreement.

4.          Enforceability; Third-Party Beneficiary. This letter agreement shall inure to the benefit of and be binding upon Holdco and the Sponsor. This letter agreement may only be enforced (i) by Holdco at the direction of the Sponsor or (ii) by the Company to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of Section 9.10 of the Merger Agreement, and subject further to Section 6 and Section 7 hereof as though the Company were a party hereto. None of Holdco’s, Parent’s, Merger Sub’s or the Company’s creditors, nor any Person claiming by or on behalf of Holdco, Parent, Merger Sub or the Company or any affiliate of Holdco, Parent, Merger Sub or the Company shall have the right to enforce this letter agreement or to cause Holdco, Parent, Merger Sub, the Company or any other Person to seek to enforce this letter agreement against the Sponsor. The Company is a third-party beneficiary of this letter agreement to the extent and only to the extent that it seeks specific performance to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of Section 9.10 of the Merger Agreement. Nothing in this letter agreement, express or implied, is intended to confer upon any person other than Holdco, the Sponsor and, to the extent provided in this Section 4, the Company, any rights or remedies under, or by reason of, or any rights to enforce or cause Holdco, Parent and/or Merger Sub to enforce, the Commitment or any provisions of this letter agreement or to confer upon any person any rights or remedies against any person other than the Sponsor (but only at the direction of the Sponsor as contemplated hereby) under or by reason of this letter agreement.

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5.          No Modification; Entire Agreement. This letter agreement may not be amended or otherwise modified without the prior written consent of Holdco, the Sponsor and the Company. Together with the Merger Agreement and the Limited Guarantee, this letter agreement constitutes the sole agreement, and supersedes all prior agreements, understandings and statements, written or oral, between, the Sponsor or any of its affiliates, on the one hand, and Holdco or any of its affiliates, on the other, with respect to the transactions contemplated hereby. Each of the parties hereto agrees that the letter agreement, dated November 17, 2011, between the Sponsor and Parent is hereby terminated and is of no further force or effect. Each of the parties acknowledges that each party and its respective counsel have reviewed this letter agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this letter agreement.

6.          Governing Law; Jurisdiction; Venue. This letter agreement and all disputes or controversies arising out of or relating to this letter agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this letter agreement brought by any party or its affiliates against any other party or its affiliates shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or the federal courts of the United States of America located in Nevada. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this letter agreement and the transactions contemplated hereby. Each of the parties agrees not to commence or maintain any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Nevada as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this letter agreement, or the subject matter hereof, may not be enforced in or by such courts.

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7.          Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE ACTIONS OF EACH OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

8.          Counterparts. This letter agreement may be executed by facsimile and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

9.          Termination. The obligation of the Sponsor to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Closing, at which time the obligation will be discharged but subject to the performance of such obligation, (c) the Company or any of its affiliates asserting a claim against the Sponsor or any Non-Recourse Party in connection with this letter agreement, the Merger Agreement, the Limited Guarantee or any of the transactions contemplated hereby or thereby or otherwise relating hereto or thereto, other than (i) a claim against the Sponsor under the Limited Guarantee (including Retained Claims (as such term is defined under the Limited Guarantee)) or (ii) seeking specific performance to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of Section 9.10 of the Merger Agreement, and (d) the Termination Date if the Closing does not occur by such date.

10.         No Recourse. Notwithstanding anything that may be expressed or implied in this letter agreement or any document or instrument delivered in connection herewith, and notwithstanding the fact that the Sponsor may be a partnership or limited liability company, by its acceptance of the benefits of this letter agreement, Holdco acknowledges and agrees that no Person other than the Sponsor (and its permitted successors and assigns under this letter agreement pursuant to the terms hereof) has any obligations hereunder and that no recourse shall be had hereunder, or for any claim based on, in respect of, or by reason of, such obligations or their creation, against, and no personal liability shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party, through Holdco, Parent, Merger Sub or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Holdco against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise.

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11.         Representations and Warranties. The Sponsor hereby represents and warrants to Holdco that (a) the Sponsor has all limited partnership or other organizational power and authority to execute, deliver and perform this letter agreement; (b) the execution, delivery and performance of this letter agreement by the Sponsor has been duly and validly authorized and approved by all necessary limited partnership or other organizational action by it; (c) this letter agreement has been duly and validly executed and delivered by the Sponsor and (assuming due execution and delivery of this letter agreement, the Merger Agreement and the Limited Guarantee by all parties hereto and thereto) constitutes a valid and legally binding obligation of the Sponsor, enforceable against it in accordance with the terms of this letter agreement (subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law)); (d) the Equity Commitment is less than the maximum amount that the Sponsor is permitted to invest in any one portfolio investment pursuant to the terms of its constituent documents or otherwise; (e) the Sponsor has uncalled capital commitments or otherwise has available funds in excess of the Equity Commitment; (f) no action by, and no notice to or filing with, any governmental entity is required in connection with the execution, delivery or performance of this letter agreement by the Sponsor; and (g) the execution, delivery and performance of this letter agreement by the Sponsor do not (x) violate the organizational documents of any fund party to this letter agreement (each, a “Fund”), (y) violate any applicable law binding on any Fund or the assets of any Fund, or (z) conflict with any material agreement binding on any Fund.

12.         No Assignment. The Sponsor’s obligation to fund the Equity Commitment may not be assigned, except that the Sponsor may assign all or a portion of its obligations to fund the Equity Commitment to any of the Sponsor’s affiliates or any other investment fund advised, managed and/or appointed by the Sponsor; provided, that, any such assignment shall not relieve the Sponsor of its obligations under this letter agreement to the extent not performed by such affiliate or fund. Holdco may not assign its rights to any of its affiliates or other entity owned directly or indirectly by the beneficial owners of Holdco, without the prior written consent of the Sponsor and the Company (which shall be given or withheld solely in the discretion of the Sponsor and the Company). Any transfer in violation of this section shall be null and void.

13.         Notices. All notices, requests, claims, demands and other communications required or permitted to be given under this letter agreement shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to the Sponsor:

c/o Abax Global Capital (Hong Kong) Limited

Suite 6708, 67/F, Two International Finance Center

8 Finance Street

Central, Hong Kong

Attention: Donald Yang

Facsimile: +852 3602 1700

E-mail: donald.yang@abaxcap.com

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with a copy to (which shall not constitute notice):

Weil, Gotshal & Manges

29/F, Alexandra House

18 Chater Road

Central, Hong Kong

Attention: Akiko Mikumo

Facsimile: +852 3015 9354

E-mail: akiko.mikumo@weil.com

if to Holdco, to:

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Attention: Li Fu

Facsimile: +86 10 8447 8292

E-mail: cwang@fushicopperweld.com

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom

30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC

Attention: Michael V. Gisser, Esq.

   Peter X. Huang, Esq.

Facsimile: +86 10 6535 5577

E-mail: Michael.Gisser@skadden.com

Peter.Huang@skadden.com

[Signature Page Follows]

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Sincerely,

Abax Lotus Ltd.

By:	/s/ Xiang Dong Yang

Name:	Xiang Dong Yang
Title:	Director

AGC Asia 6 Ltd.

By:	/s/ Xiang Dong Yang

Name:	Xiang Dong Yang
Title:	Director

Agreed to and accepted:

Green Dynasty Holdings Limited

By:	/s/ Li Fu

Name:	Li Fu
Title:	Director

[SIGNATURE PAGE TO COMMITMENT LETTER]

ANNEX F

EXECUTION VERSION

COMMITMENT LETTER

June 28, 2012

Green Dynasty Holdings Limited

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Attention: Li Fu

Re:	CEO Equity Commitment

Ladies and Gentlemen:

This letter agreement sets forth the commitments of Mr. Li Fu (the “Sponsor” or “Mr. Fu”), subject to the terms and conditions contained herein, to purchase equity interests of Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”). It is contemplated that, pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Fushi Copperweld, Inc., a Nevada corporation (the “Company”), Green Dynasty Limited, a Cayman Islands exempted company and a direct wholly-owned subsidiary of Holdco (“Parent”), Green Dynasty Acquisition, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and Holdco, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly-owned subsidiary of Parent. Capitalized terms used in this letter and not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. This letter agreement is being delivered together with the equity commitment letter, dated as of the date hereof, from Abax Lotus Ltd. and AGC Asia 6 Ltd. to Holdco setting forth the commitment of Abax Lotus Ltd. and AGC Asia 6 Ltd. to purchase, on the terms and subject to the conditions set forth therein, equity interests of Holdco (the “Abax Commitment Letter”).

1.           Equity Commitment.

(a)          The Sponsor hereby commits, subject to the terms and conditions set forth herein, that, simultaneous with the closing of the Merger (the “Closing”), it shall purchase, or shall cause the purchase of, at or immediately prior to the Effective Time, equity interests of Holdco (or one or more affiliates of Holdco organized to consummate the Merger) for an aggregate cash purchase price in immediately available funds equal to $45,000,000 subject to adjustment pursuant to Section 1(b) below (the “Equity Commitment”), which will be (i) contributed by Holdco to Parent in exchange for equity interests of Parent, and (ii) used by Parent solely for the purpose of funding, to the extent necessary to fund, a portion of the aggregate Merger consideration required to be paid by Parent to consummate the Merger pursuant to and in accordance with the Merger Agreement, together with related fees and expenses.

(b)          The Sponsor may effect the funding of the Equity Commitment directly or indirectly through one or more affiliates of the Sponsor. The Sponsor will not be under any obligation under any circumstances to contribute more than the amount of the Equity Commitment to Holdco, Parent and/or Merger Sub. In the event Holdco and/or Parent does not require an amount equal to the sum of the Equity Commitment plus the amount of the equity commitment under the Abax Commitment Letter in order to consummate the Merger, the amount of the Equity Commitment to be funded under this letter agreement and the amount of the equity commitment to be funded under the Abax Commitment Letter shall be reduced by Holdco on a pro rata basis, to the level sufficient to, in combination with the other financing arrangements contemplated by the Merger Agreement, for Holdco, Parent and Merger Sub to consummate the transactions contemplated by the Merger Agreement.

2.          Conditions. The Equity Commitment shall be subject only to (a) the satisfaction or waiver at or prior to the Closing of each of the conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than any conditions that by their nature are to be satisfied at the Closing but subject to the prior or substantially concurrent satisfaction of such conditions), and (b) the Debt Financing (or, if alternative financing is being used in accordance with Section 6.13 of the Merger Agreement, pursuant to the commitments with respect thereto) having been funded in accordance with the terms of the Debt Financing Agreement or will be funded at the Closing in accordance with the terms of the Debt Financing Agreement if the Equity Financing is funded at the Closing.

3.          Limited Guarantee. The Sponsor is executing and delivering to the Company a limited guarantee related to Parent’s and Merger Sub’s payment obligations with respect to the Parent Termination Fee under the Merger Agreement (the “Limited Guarantee”). Other than with respect to Retained Claims (as such term is defined under the Limited Guarantee), the Company’s remedies against the Sponsor under the Limited Guarantee (as set forth in and in accordance with the terms of the Limited Guarantee) shall be, and are intended to be, the sole and exclusive direct or indirect remedies (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) available to the Company and its affiliates (or to any Person purporting to claim by or through the Company or any of its affiliates or for the benefit of any of them) against the Sponsor and the Non-Recourse Parties (as defined in the Limited Guarantee) in respect of any claims, liabilities or obligations arising with respect to this letter agreement, the Merger Agreement or the Limited Guarantee and the transactions contemplated hereby and thereby, including without limitation in the event Parent or Merger Sub breaches its obligations under the Merger Agreement, whether or not Parent’s or Merger Sub’s breach is caused by the Sponsor’s breach of its obligations under this letter agreement.

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4.          Enforceability; Third-Party Beneficiary. This letter agreement shall inure to the benefit of and be binding upon Holdco and the Sponsor. This letter agreement may only be enforced (i) by Holdco at the direction of the Sponsor or (ii) by the Company to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of Section 9.10 of the Merger Agreement, and subject further to Section 6 and Section 7 hereof as though the Company were a party hereto. None of Holdco’s, Parent’s, Merger Sub’s or the Company’s creditors, nor any Person claiming by or on behalf of Holdco, Parent, Merger Sub or the Company or any affiliate of Holdco, Parent, Merger Sub or the Company shall have the right to enforce this letter agreement or to cause Holdco, Parent, Merger Sub, the Company or any other Person to seek to enforce this letter agreement against the Sponsor. The Company is a third-party beneficiary of this letter agreement to the extent and only to the extent that it seeks specific performance to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of Section 9.10 of the Merger Agreement. Nothing in this letter agreement, express or implied, is intended to confer upon any person other than Holdco, the Sponsor and, to the extent provided in this Section 4, the Company, any rights or remedies under, or by reason of, or any rights to enforce or cause Holdco, Parent and/or Merger Sub to enforce, the Commitment or any provisions of this letter agreement or to confer upon any person any rights or remedies against any person other than the Sponsor (but only at the direction of the Sponsor as contemplated hereby) under or by reason of this letter agreement.

5.          No Modification; Entire Agreement. This letter agreement may not be amended or otherwise modified without the prior written consent of Holdco, the Sponsor and the Company. Together with the Merger Agreement and the Limited Guarantee, this letter agreement constitutes the sole agreement, and supersedes all prior agreements, understandings and statements, written or oral, between, the Sponsor or any of its affiliates, on the one hand, and Holdco or any of its affiliates, on the other, with respect to the transactions contemplated hereby. Each of the parties acknowledges that each party and its respective counsel have reviewed this letter agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this letter agreement.

6.          Governing Law; Jurisdiction; Venue. This letter agreement and all disputes or controversies arising out of or relating to this letter agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this letter agreement brought by any party or its affiliates against any other party or its affiliates shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or the federal courts of the United States of America located in Nevada. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this letter agreement and the transactions contemplated hereby. Each of the parties agrees not to commence or maintain any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Nevada as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this letter agreement, or the subject matter hereof, may not be enforced in or by such courts.

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7.          Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE ACTIONS OF EACH OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

8.          Counterparts. This letter agreement may be executed by facsimile and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

9.          Termination. The obligation of the Sponsor to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Closing, at which time the obligation will be discharged but subject to the performance of such obligation, (c) the Company or any of its affiliates asserting a claim against the Sponsor or any Non-Recourse Party in connection with this letter agreement, the Merger Agreement, the Limited Guarantee or any of the transactions contemplated hereby or thereby or otherwise relating hereto or thereto, other than (i) a claim against the Sponsor under the Limited Guarantee (including Retained Claims (as such term is defined under the Limited Guarantee)) or (ii) seeking specific performance to cause Holdco, Parent and/or Merger Sub to draw down the proceeds of the Equity Commitment in accordance with, and subject to the limitations contained in, the second and third sentences of Section 9.10 of the Merger Agreement, and (d) the Termination Date if the Closing does not occur by such date.

10.         No Recourse. Notwithstanding anything that may be expressed or implied in this letter agreement or any document or instrument delivered in connection herewith, and notwithstanding the fact that the Sponsor may be a partnership or limited liability company, by its acceptance of the benefits of this letter agreement, Holdco acknowledges and agrees that no Person other than the Sponsor (and its permitted successors and assigns under this letter agreement pursuant to the terms hereof) has any obligations hereunder and that no recourse shall be had hereunder, or for any claim based on, in respect of, or by reason of, such obligations or their creation, against, and no personal liability shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party, through Holdco, Parent, Merger Sub or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Holdco against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise.

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11.         Representations and Warranties. The Sponsor hereby represents and warrants to Holdco that (a) the Sponsor has the authority to execute, deliver and perform this letter agreement; (b) this letter agreement has been duly and validly executed and delivered by the Sponsor and (assuming due execution and delivery of this letter agreement, the Merger Agreement and the Limited Guarantee by all parties hereto and thereto) constitutes a valid and legally binding obligation of the Sponsor, enforceable against it in accordance with the terms of this letter agreement (subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law)); (c) the Sponsor has available funds in excess of the Equity Commitment; (d) no action by, and no notice to or filing with, any governmental entity is required in connection with the execution, delivery or performance of this letter agreement by the Sponsor; and (e) the execution, delivery and performance of this letter agreement by the Sponsor do not violate any applicable law binding on the Sponsor or the assets of the Sponsor, or conflict with any material agreement binding on the Sponsor.

12.         No Assignment. The Sponsor’s obligation to fund the Equity Commitment may not be assigned, except that the Sponsor may assign all or a portion of its obligations to fund the Equity Commitment to any of the Sponsor’s affiliates; provided, that, any such assignment shall not relieve the Sponsor of its obligations under this letter agreement to the extent not performed by such affiliate. Holdco may not assign its rights to any of its affiliates or other entity owned directly or indirectly by the beneficial owners of Holdco, without the prior written consent of the Sponsor and the Company (which shall be given or withheld solely in the discretion of the Sponsor and the Company). Any transfer in violation of this section shall be null and void.

13.         Notices. All notices, requests, claims, demands and other communications required or permitted to be given under this letter agreement shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to the Sponsor:

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Facsimile: +86 10 8447 8292

E-mail: cwang@fushicopperweld.com

Attention: Li Fu

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom

30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC

Facsimile: +86 10 6535 5577

E-mail: Michael.Gisser@skadden.com

              Peter.Huang@skadden.com

Attention: Michael V. Gisser, Esq.

              Peter X. Huang, Esq.

5

if to Holdco, to:

c/o Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

Attention: Li Fu

Facsimile: +86 10 8447 8292

E-mail: cwang@fushicopperweld.com

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom

30th Floor, China World Office 2

1 Jianguomenwai Avenue

Beijing 100004, PRC

Attention: Michael V. Gisser, Esq.

   Peter X. Huang, Esq.

Facsimile: +86 10 6535 5577

E-mail: Michael.Gisser@skadden.com

Peter.Huang@skadden.com

[Signature Page Follows]

6

Sincerely,

/s/ Li Fu
Li Fu

Agreed to and accepted:

Green Dynasty Holdings Limited

By:	/s/ Li Fu

Name:	Li Fu
Title:	Director

[SIGNATURE PAGE TO COMMITMENT LETTER]

ANNEX G

[OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED]

[BANK OF AMERICA MERRILL LYNCH LETTERHEAD]

June 26, 2012

The Special Committee of the Board of Directors

Fushi Copperweld, Inc.

TYG Center Tower B, Suite 2601

Donsanhuan Bei Lu, Bing 2

Beijing, 100027, PRC

The Special Committee:

We understand that Fushi Copperweld Inc. (“Fushi”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among Fushi, Green Dynasty Limited (“Parent”), Green Dynasty Acquisition, Inc., a direct wholly owned subsidiary of Parent (“Merger Sub”), and Green Dynasty Holdings Limited (“Holdco”), pursuant to which, among other things, Merger Sub will merge with and into Fushi (the “Merger”) and each share of the common stock, par value $0.006 per share, of Fushi (“Fushi Common Stock”) issued and outstanding immediately prior to the time the Merger becomes effective will be converted into the right to receive $9.50 in cash (the “Consideration”). We further understand that Abax Lotus Ltd., Mr. Li Fu and certain other holders of Fushi Common Stock (the “Rollover Holders”) will enter into a rollover commitment to contribute some or all of their shares of Fushi Common Stock to Parent in exchange for newly issued shares of Holdco immediately prior to the consummation of the Merger. The terms and conditions of the Merger are more fully set forth in the Agreement.

The Special Committee of the Board of Directors of Fushi (the “Special Committee”) has requested our opinion as to the fairness, from a financial point of view, to the holders of Fushi Common Stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders) of the Consideration to be received by such holders in the Merger.

In connection with this opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to Fushi;

(ii)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Fushi furnished to or discussed with us by the management of Fushi, including certain financial forecasts relating to Fushi prepared by the management of Fushi (such forecasts, “Fushi Forecasts”) and discussed with the Special Committee certain sensitivities to such Fushi Forecasts and costs associated with the repatriation of the profits of Fushi’s subsidiaries to Fushi;

(iii)	discussed the past and current business, operations, financial condition and prospects of Fushi with members of senior management of Fushi and the Special Committee;

(iv)	reviewed the trading history for Fushi Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

The Special Committee

Fushi Copperweld, Inc.

(v)	compared certain financial and stock market information of Fushi with similar information of other companies we deemed relevant;

(vi)	considered (1) the fact that Fushi publicly announced the receipt of an acquisition proposal from Abax Global Capital (Hong Kong) Limited and Mr. Fu in November 2010 and that it would form the Special Committee to consider this proposal, (2) the fact that Fushi subsequently publicly announced that the Special Committee would explore Fushi’s strategic alternatives, and (3) the results of our efforts on behalf of Fushi to further solicit, at the direction of the Special Committee, indications of interest from third parties with respect to a possible acquisition of Fushi;

(vii)	discussed with the management of Fushi and its legal advisors their assessments as to certain tax and other restrictions on the repatriation of the profits of Fushi’s subsidiaries to Fushi and the financial consequences thereof on Fushi;

(viii)	reviewed a draft, dated June 26, 2012, of the Agreement (the “Draft Agreement”); and

(ix)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Fushi that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Fushi Forecasts, we have been advised by Fushi, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Fushi as to the future financial performance of Fushi. For purposes of our analyses and this opinion we have also relied, at the direction of the Special Committee and without independent verification, upon the assessments of Fushi’s management and its legal advisors as to the tax and other restrictions on the repatriation of the profits of Fushi’s subsidiaries to Fushi and the financial consequences thereof on Fushi. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fushi, nor have we made any physical inspection of the properties or assets of Fushi. We have not evaluated the solvency or fair value of Fushi or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of the Special Committee, that the Merger will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Fushi or the Merger. We also have assumed, at the direction of the Special Committee, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

The Special Committee

Fushi Copperweld, Inc.

We express no view or opinion as to any terms or other aspects of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger or any terms, aspects or implications of any rollover or other arrangements, agreements or understandings entered into in connection with the Merger or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of Fushi Common Stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders) and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration or otherwise. We also are not expressing any view or opinion with respect to, and have relied, with the consent of the Special Committee, upon the assessments of the management of Fushi regarding, legal, regulatory, accounting, tax or similar matters relating to Fushi or the Merger as to which we understand that Fushi obtained such advice as Fushi deemed necessary from qualified professionals. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Fushi or in which Fushi might engage or as to the underlying business decision of Fushi to proceed with or effect the Merger. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter.

We have acted as financial advisor to the Special Committee in connection with the Merger and will receive a fee for our services, a portion of which was paid upon entering into our engagement, a portion of which is payable upon the rendering of this opinion, and a significant portion of which is contingent upon consummation of the Merger. In addition, Fushi has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Fushi, Parent, Holdco and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Fushi and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including having provided or providing certain derivatives products and services to Fushi.

It is understood that this letter is for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on Fushi, Parent, their affiliates or the Merger. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

The Special Committee

Fushi Copperweld, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of Fushi Common Stock (other than Holdco, Parent, Merger Sub, and the Rollover Holders) is fair, from a financial point of view, to such holders.

Very truly yours,

/s/

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

FUSHI COPPERWELD, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2012

The undersigned stockholder of Fushi Copperweld, Inc., a Nevada corporation (the “ Company “), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby appoints Joseph Longever and Nathan Anderson, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 on December 11, 2012 at 9:00 am (local time), or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “ FOR “ each proposal.

1.	Proposal to approve the Agreement and Plan of Merger, dated as of June 28, 2012, as it may be amended from time to time, by and among Green Dynasty Limited, Green Dynasty Acquisition, Inc., Fushi Copperweld, Inc. and Green Dynasty Holdings Limited.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the following non-binding resolution:

“RESOLVED , that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the section entitled “Special Factors— Compensation in Connection with the Merger,” pursuant to Item 402(t) of Regulation S-K, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

Proposal to adjourn the Company’s Special Meeting of Stockholders in order to take such actions as the Company’s Board of Directors determines are necessary or appropriate, including, without limitation, to solicit additional proxies if there are insufficient votes at the time of the Company’s Special Meeting to adopt the proposal to approve the Agreement and Plan of Merger.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The proxies are also authorized to vote your shares as they deem appropriate, in their sole discretion, upon such other business as may properly be presented at the Company’s Special Meeting of Stockholders or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “ FOR “ EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: _____________, 2012

PLEASE DATE WHERE INDICATED AND SIGN ABOVE exactly as your name appears at the left, indicating, where proper, official position or representative capacity. If shares are held jointly, each holder should sign.